                                 Exhibit 10.3

          WAIVER, dated as of April 1, 1996 to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of September 4, 1992, as amended and restated as of January 31, 1994, as further amended, among Muzak Limited Partnership, a Delaware limited partnership (the "BORROWER"), the Lenders parties thereto (the "LENDERS") and Union Bank of Switzerland, New York Branch, as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          WHEREAS, the Borrower desires to (i) sell the assets described under the heading "Transaction #1" in the letter attached hereto as Exhibit A and more fully described in Section 1 of the Letter of Intent attached thereto (the "LETTER OF INTENT"), for a negotiable promissory note in the principal amount of $480,000 (the "INPHONET NOTE"), substantially on the terms set forth in the Letter of Intent, in the manner described therein and (ii) enter into a transaction with Alcas Holdings B.V. ("ALCAS") and Muzak Europe B.V. ("MUZAK EUROPE"), the Borrower's European joint venture with Alcas, substantially on the terms described under the heading "Transaction #2" in the letter attached hereto as Exhibit A, pursuant to which, among other things, the Borrower will contribute its 30% ownership interest in Funktionelle Musik GmBH to Muzak Europe (collectively, the "DESIGNATED TRANSACTIONS").

          WHEREAS, the Borrower has requested that the Majority Lenders waive compliance by the Borrower with Sections 10.4, 10.5 and 10.8 of the Credit Agreement in order to consummate the Designated Transactions.

          NOW THEREFORE, the parties hereto agree as follows:

          1. The Majority Lenders hereby waive compliance by the Borrower with Sections 10.4, 10.5 and 10.8 of the Credit Agreement solely with respect to the consummation of the Designated Transactions; provided, that the Borrower shall
                                             --------
pledge the Inphonet Note to the Agent as additional collateral security for the payment, performance and observance of all Lender Debt; provided, further, that
                                                        --------  -------
all payments received by the Borrower under the Inphonet Note shall be paid to the Agent and applied in accordance with the provisions of Section 3.1(c) of the Credit Agreement.

          2. The Waiver shall be applicable solely to the matters specified in paragraph 1 hereof.

          3. The Borrower represents and warrants that no Default or Event of Default is continuing under the Credit Agreement.

          4. This Waiver shall be deemed effective only upon (i) due execution and delivery of counterparts of this Waiver to the Agent by each of the parties signatory hereto, and (ii) delivery of the Inphonet Note to the Agent together with an acknowledgment executed by the Borrower that the Inphonet Note is being pledged to the Agent pursuant to the Note Pledge Agreement dated as of September 4, 1992, by and between the Borrower and the Agent.

          5. This Waiver shall be governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.


                              UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as
                               Agent and as a Lender


                              By:___________________________
                                 Name:
                                 Title:



                              By:___________________________
                                 Name:
                                 Title:


                              EUROPEAN AMERICAN BANK, as a Lender



                              By:___________________________
                                 Name:
                                 Title:

                              FLEET NATIONAL BANK, as a Lender



                              By:__________________________
                                 Name:
                                 Title:


                              IBJ SCHRODER BANK & TRUST COMPANY, as a Lender



                              By:___________________________
                                Name:
                                Title:


                              INTERNATIONALE NEDERLANDEN (U.S.)
                               CAPITAL CORPORATION, as a Lender



                              By:___________________________
                                Name:
                                Title:


                              MUZAK LIMITED PARTNERSHIP
                              By: MLP Acquisition, L.P.,
                                   its managing general partner
                                   By: Music Holdings Corp.,
                                        its general partner


                                        By:  /s/ Kirk A Collamer
                                           ------------------------
                                           Name: Kirk A. Collamer
                                           Title:

           AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------

          AMENDMENT NO. 5, dated as of November 7, 1995, to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of January 31, 1994, and as amended as of October 31, 1994, as of November 2, 1994, as of November 4, 1994 and as of November 17, 1994, among MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "BORROWER"), UNION BANK OF SWITZERLAND, NEW YORK BRANCH, INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, EUROPEAN AMERICAN BANK, FLEET NATIONAL BANK and IBJ SCHRODER BANK & TRUST COMPANY as Lenders (the "LENDERS") and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          The Borrower, the Lenders and the Agent are parties to the Credit Agreement, pursuant to which the Lenders have advanced Loans to the Borrower upon the terms and subject to the conditions set forth therein.

          Each of the Borrower, the Lenders and the Agent desire to increase the Aggregate Revolving Commitments under the Credit Agreement from $8,000,000 to $13,000,000 and adjust certain financial covenants under the Credit Agreement. In order to effectuate these changes and certain other changes, the parties hereto desire that the Credit Agreement be amended by this Amendment No. 5.

          ACCORDINGLY, the parties hereto agree as follows:

          1.  Amendment to Section 1.1  (a)  Section 1.1 of the Credit
              ------------------------
Agreement is hereby amended by (x) deleting the reference to the percentage "80%" in the fifth line of the definition of the term "Borrowing Base", (y) substituting therefor the percentage "85%" and (z) adding to the end of such definition the following:

     ", plus (c) 100% of the amount of Cash in Bank"

          (b) Section 1.1 of the Credit Agreement is hereby amended by adding to the end of the definition of the term "Capital Expenditures" the following:

     "and provided, further, that solely for the purpose of calculating the covenant set forth in Section 9.21(f) hereof for the Fiscal Years ending December 31, 1995 and December 31, 1996, Capital Expenditures shall exclude aggregate New Ventures Capital Expenditures not in excess of $4,000,000 for the period comprised of the Fiscal Years ending December 31, 1995 and December 31, 1996."

          (c) Section 1.1 of the Credit Agreement is hereby amended by (x) adding the word "Adjusted" before the term "EBITDA" in the third line of the definition of the term "Fixed Charge Coverage Ratio", and (y) adding the phrase "minus Growth Capital Expenditures" after the phrase "(x) Capital Expenditures" in the third line of the definition of the term "Fixed Charge Coverage Ratio".

          (d) Section 1.1 of the Credit Agreement is hereby amended by adding the word "Adjusted" before the term "EBITDA" in the second line of the definition of the term "Interest Coverage Ratio".

          (e) Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) of the definition of the term "Leverage Ratio" in its entirety and substituting therefor "(b) Adjusted EBITDA at such time".

          (f) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in their alphabetical order:

               "ADJUSTED EBITDA"shall mean EBITDA (x) minus, to the extent not deducted in calculating the Net Income component of EBITDA, Capitalized Subscriber Acquisition Costs, Capitalized Installation Costs and Capitalized Master Recording Costs for the applicable fiscal period, (y) plus, to the extent deducted in calculating the Net Income component of EBITDA, Deferred Installation Revenue for the applicable fiscal period, and
     (z) solely for the purpose of calculating the covenant set forth in Section 9.21(f) hereof for the Fiscal Years ending December 31, 1995 and December 31, 1996, plus, to the extent deducted pursuant to clause (x) above and relating to New Ventures, aggregate Capitalized Subscriber Acquisition Costs, Capitalized Installation Costs and Capitalized Master Recording Costs not in excess of $4,000,000 for the period comprised of the Fiscal Years ending December 31, 1995 and December 31, 1996."

               "AVERAGE CAPITAL COST PER NEW SUBSCRIBER" shall mean the total capitalized costs in such fiscal period actually incurred in adding new subscribers divided by the number of such new subscribers, which calculations shall be acceptable to Agent in its reasonable discretion.

               "BLOCKED ACCOUNT AGREEMENT" shall mean a Blocked Account Agreement between a bank at which a Cash in Bank Account is maintained and the Borrower or Subsidiary thereof in whose name such Cash in Bank Account was established in form and substance acceptable to the Agent in its reasonable discretion executed pursuant to Section 9.23 hereof.

               "CAPITALIZED INSTALLATION COSTS" shall mean actual costs capitalized by the Borrower pursuant to GAAP which were incurred by the Borrower in installing equipment provided to subscribers primarily direct labor and other related expenditures.

               "CAPITALIZED MASTER RECORDINGS" shall mean direct and indirect costs capitalized by the Borrower pursuant to GAAP which were incurred by the Borrower in producing certain master recordings with future value.

               "CAPITALIZED SUBSCRIBER ACQUISITION COSTS" shall mean commissions and other direct selling costs capitalized by the Borrower pursuant to GAAP which were actually incurred by the Borrower to obtain new subscribers in such fiscal period.

               "CASH IN BANK" shall mean, as of any time, an amount equal to (a) the aggregate payments received by the Borrower and its Subsidiaries in respect of Eligible Receivables to the extent (x) deposited in a Cash in Bank Account, (y) deducted from the amount of Eligible Receivables and (z) not yet credited to such Cash in Bank Account due to ordinary delays related to collection (and not as a result of items returned due to insufficient funds), minus (b) checks outstanding not yet debited to such Cash in Bank Account.

               "CASH IN BANK ACCOUNT" shall mean one of the bank accounts, each in the name of the Borrower or one of its Subsidiaries, listed in Schedule 1-h attached hereto.

               "DEFERRED INSTALLATION REVENUE" shall mean installation-related revenue of the Borrower during any fiscal period, without taking into account that such amounts may be deferred and recognized over the related contract life.

               "GROWTH CAPITAL EXPENDITURES" shall mean for any fiscal period the sum of (x) New Ventures Capital Expenditures, plus (y) the net amount of Capital Expenditures relating to and supported by the net increase in the number of subscribers (i.e., number of new subscribers minus the number of subscriber cancellations, multiplied by the Average Capital Cost Per New Subscriber).

               "MANDATORY CAPITAL CONTRIBUTION AGREEMENT" shall mean that certain Mandatory Capital Contribution Agreement between the Borrower and one or more holders of Class A-1 Partnership Interests, Class A-2 Partnership Interests, Class B Partnership Interests or any combination thereof, which (i) shall provide for the irrevocable obligation by such holders to contribute capital on or prior to effectuation of any Special New Venture Capital Expenditures in an amount at least equal to (x) the Special New Venture Capital Expenditures Overage plus (y) the cumulative amount of negative cash flow (calculated for each Fiscal Year and without giving credit or offsets for positive cash flow in any other Fiscal Year, all based upon financial projections covering at least the initial five Fiscal Years of such Special New Venture, the basis and results of such financial projections being satisfactory to the Lenders in their reasonable discretion) projected to result from the Special New Venture, if any, (ii) shall be collaterally assigned to the Agent for the benefit of the Lenders, and (iii) shall be in form and substance acceptable to the Agent in its reasonable discretion.

               "NEW VENTURES" shall mean any contract, joint venture entered into by the Borrower after November 7, 1995, including, without limitation, the joint venture entered into pursuant to that certain Joint Venture Agreement between Alcas Holdings B.V., a Netherlands corporation, and Borrower, dated August 2, 1995, any new contract with a national chain and any contract with a direct broadcast provider, in each case requiring capital expenditures (including installation labor) in excess of $1,000,000.

               "NEW VENTURES CAPITAL EXPENDITURES" shall mean Capital Expenditures related to the New Ventures including, but not limited to, Capitalized Installation Costs and other capitalized costs related to the New Ventures.

               "SPECIAL NEW VENTURE" shall mean the New Venture that is funded by capital contributions pursuant to the Mandatory Capital Contribution Agreement.

               "SPECIAL NEW VENTURE CAPITAL EXPENDITURES" shall mean Capital Expenditures related to the Special New Venture.

               "SPECIAL NEW VENTURE CAPITAL EXPENDITURES OVERAGE" shall mean the amount by which the Special New Venture Capital Expenditures shall cause the aggregate Capital Expenditures of the Borrower and its Subsidiaries in a fiscal period to exceed the amount of Capital Expenditures permitted for such fiscal period pursuant to Section 10.1 hereof.

          2.  Addition of Schedule 1-h.  The schedules to the Credit Agreement
              ------------------------
 are hereby amended by adding thereto, after Schedule 1-g, Schedule 1-h attached hereto.

          3.  Amendment to Schedule 2.2.  Schedule 2.2 to the Credit Agreement
              -------------------------
is hereby amended by deleting such Schedule in its entirety and substituting therefor Schedule 2.2 attached hereto.

          4.  Amendment to Section 2.2(a).  Section 2.2(a) of the Credit
              ---------------------------
Agreement is hereby amended by deleting the reference to the figure "$8,000,000" in the third line thereof and substituting therefor the figure "$13,000,000".

          5.  Amendment to Section 2.9(f).  Section 2.9(f) of the Credit
              ---------------------------
Agreement is hereby amended by (x) deleting the references to the ratio "4.75x" in the fourth and seventh lines thereof and substituting therefor the ratio "4.00x", and (y) deleting the references to the ratio "5.25x" in the eleventh and fourteenth lines thereof and substituting therefor the ratio "4.50x".

          6.  Amendment to Section 3.1(k).  Section 3.1(k) of the Credit
              ---------------------------
Agreement is hereby amended by deleting clauses (ii), (iii) and (iv) thereof in their entirety and substituting therefor the following:

     "(ii) $10,000,000 for the Fiscal Years ending December 31, 1995 and December 31, 1996, (iii) $9,000,000 for the Fiscal Year ending December 31, 1997, and (iv) $7,500,000 for each Fiscal Year thereafter."

          7.  Amendment to Section 4.1(c).  Section 4.1(c) of the Credit
              ---------------------------
Agreement is hereby amended by deleting the reference to the figure "$8,000,000" in the fifteenth line thereof and substituting therefor the figure "$13,000,000".

          8.  Amendment to Schedule 5.4.  Schedule 5.4 to the Credit Agreement
              -------------------------
is hereby amended by deleting such schedule in its entirety and substituting therefor Schedule 5.4 attached hereto.

          9.  Amendment to Schedule 9.1(j).  Schedule 9.1(j) to the Credit
              ----------------------------
Agreement is hereby amended by deleting such schedule in its entirety and substituting therefor Schedule 9.1(j) attached hereto.

          10.  Amendment to Section 9.1(k).  Section 9.1(k) of the Credit
               ---------------------------
Agreement is hereby amended by deleting the phrase "thirty days prior to" appearing in the first and fifth lines thereof.

          11.  Amendment to Section 9.21(a).  Section 9.21(a) of the Credit
               ----------------------------
Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

          Fiscal Year Ending                 Amount
          ------------------                 ------
                 1994                      $ 17,500,000
                 1995                        15,000,000
                 1996                        10,000,000

          1997 and thereafter       10,000,000  plus 50% of cumulative positive
                                                Net Income for the Fiscal Years
                                                commencing with the Fiscal Year
                                                ending December 31, 1997

          12.  Amendment to Section 9.21(b). Section 9.21(b) of the Credit
               ----------------------------
Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

           Period of Four Fiscal
           Quarters Ending on the
           Following Dates:                         Amount
           ---------------------                    ------
               March 31, 1994                 $   12,200,000
               June 30, 1994                      14,400,000
               September 30, 1994                 16,000,000
               December 31, 1994                  16,500,000
               March 31, 1995                     17,500,000
               June 30, 1995                      18,000,000
               September 30, 1995                 18,500,000
               December 31, 1995                  19,000,000
               March 31, 1996                     19,000,000
               June 30, 1996                      19,000,000
               September 30, 1996                 19,000,000
               December 31, 1996                  20,000,000
               March 31, 1997                     20,000,000
               June 30, 1997                      20,000,000
               September 30, 1997                 20,000,000
               December 31, 1997                  21,500,000
               March 31, 1998                     21,500,000
               June 30, 1998                      21,500,000
               September 30, 1998                 21,500,000
               December 31, 1998                  23,000,000
               March 31, 1999                     23,000,000
               June 30, 1999                      23,000,000
               September 30, 1999                 23,000,000
               December 31, 1999                  25,000,000
               March 31, 2000                     25,000,000
               June 30, 2000                      25,000,000
               September 30, 2000                 25,000,000
               December 31, 2000                  26,000,000

          13.  Amendment to Section 9.21(d).  Section 9.21(d) of the Credit
               ----------------------------
Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

          Fiscal Year                               Ratio
          -----------                               -----
               1994                                 3.25
               1995                                 4.50
               1996                                 4.10
               1997                                 3.50
               1998                                 3.00
               1999                                 2.50
               2000                                 2.00

          14.  Amendment to Section 9.21(e).  Section 9.21(e) of the Credit
               ----------------------------
Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

            Period of Four Fiscal
            Quarters Ending on the
            Following Dates:                                    Ratio
            ----------------------                              -----
               March 31, 1994                                   2.75
               June 30, 1994                                    2.75
               September 30, 1994                               2.75
               December 31, 1994                                2.75
               March 31, 1995                                   3.00
               June 30, 1995                                    3.00
               September 30, 1995                               3.00
               December 31, 1995                                2.25
               March 31, 1996                                   2.25
               June 30, 1996                                    2.25
               September 30, 1996                               2.25
               December 31, 1996                                2.50
               March 31, 1997                                   2.50
               June 30, 1997                                    2.50
               September 30, 1997                               2.50
               December 31, 1997                                2.75
               March 31, 1998                                   2.75
               June 30, 1998                                    2.75
               September 30, 1998                               2.75
               December 31, 1998                                3.00

                 March 31, 1999                                   3.00
                 June 30, 1999                                    3.00
                 September 30, 1999                               3.00
                 December 31, 1999                                3.25
                 March 31, 2000                                   3.25
                 June 30, 2000                                    3.25
                 September 30, 2000                               3.25
                 December 31, 2000                                3.50

          15.  Amendment to Section 9.21(f).  Section 9.21(f) of the Credit
               ----------------------------
Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

                 Fiscal Year            Ratio
                 -----------            -----
                     1994                1.10
                     1995                0.90
                     1996                0.90
                     1997                1.00
                     1998                1.10
                     1999                1.10
                     2000                1.10


          16.  Addition of Section 9.23.  Article IX of the Credit Agreement is
               ------------------------
hereby amended by adding to the end thereof the following:

                    "(S) 9.23.  Blocked Account Agreements.  Upon written
                                --------------------------
     request from the Agent, the Borrower and each of its Subsidiaries shall, as soon as practicable and in any event within 60 Business Days thereafter, enter into a Blocked Account Agreement with respect to each Cash in Bank Account specified by Agent in such request."

          17.  Amendment to Section 10.1(a).  (a) Section 10.1(a) of the Credit
               ----------------------------
Agreement is hereby amended by adding after the term "Fiscal Year" in the third line thereof the words "or fiscal quarter, as applicable,".

          (b) Section 10.1(a) of the Credit Agreement is hereby amended by adding after the phrase "any such period" appearing in the fourth line thereof the following:

     "(other than with respect to a commitment to make the Special New Venture Capital Expenditure)".

          (c) Section 10.1(a) of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

               Period Ending                      Amount
               -------------                      ------
                  1994                          $ 9,250,000
                  1995                            8,000,000
                  March 31, 1996                  1,875,000
                  June 30, 1996                   1,875,000
                  September 30, 1996              1,875,000
                  December 31, 1996               1,875,000
                  1997                            7,250,000
                  1998                            7,250,000
                  1999                            7,250,000
                  2000                            7,250,000

          (d) Section 10.1(a) of the Credit Agreement is hereby amended by (x) adding after the phrase "in any Fiscal Year" appearing in the first line of the proviso thereof the parenthetical "(other than the Fiscal Year ending December 31, 1995)", (y) deleting the reference to the percentage "50%" in the second line of the proviso thereto, and (z) substituting therefor the percentage "100%".

          (e) Section 10.1(a) of the Credit Agreement is hereby amended by adding to the end of the proviso thereof the following additional provisos:

     "and provided, further, that the amount of permitted Capital Expenditures in the fiscal quarters ending June 30, 1996, September 30, 1996 and December 31, 1996 shall be increased by an amount equal to 100% of the amount of permitted Capital Expenditures under this
     Section 10.1 for any prior fiscal quarter in 1996 to the extent not previously expended by the Borrower and its Subsidiaries, and provided, further, that solely for the purposes of this Section 10.1(a), "Capital Contributions" shall not include amounts funded for the Special New Venture pursuant to the Mandatory Capital Contribution Agreement."

          18.  Amendment to Schedule 10.3.  Schedule 10.3 to the Credit
               --------------------------
Agreement is hereby amended by adding to the end thereof the following:

     "3. Indemnification and Hold Harmless Agreement dated October 27, 1995 between Muzak and Bruce McKagan -- Muzak has agreed to indemnify Bruce McKagan, an employee of Muzak, against any claims by Sight & Sound Entertainment, Inc. arising from Bruce McKagan's termination of his employment with Sight & Sound Entertainment, Inc."

          19.  Amendment to Schedule 12.1(c).  Schedule 12.1(c) to the Credit
               -----------------------------
Agreement is hereby amended by deleting (x) the names "Daniele H. Wells", "Therese M. Oliver", "Gary D. Alshouse", "John W. Stoddard" and "Michael W. Murray" and (y) the amounts listed to the right of such names appearing on the second page thereof.

          20.  Amendment to Schedule 12.4.  (a)  Schedule 12.4 to the Credit
               --------------------------
Agreement is hereby amended by adding to the end of Section (a)4(a) appearing on the first page thereof the following:

     "Bridgeport, Connecticut - Personal Property Tax, Sales and Use Tax and Payroll Tax.

     City of Sacramento - Personal Property Tax.

     State of California - Sales and Use Tax."

          (b) Schedule 12.4 to the Credit Agreement is hereby amended by adding at the end of Section (a)10 thereof the following:

     "11. Muzak L.P. v. Pallone Management, Inc., Franklin County, Ohio
          --------------------------------------
          Court of Common Pleas, Case No. 94CVH-11-8275.

          In early August 1994, Muzak filed a collection action against its customer, Pallone Management, Inc. ("Pallone") for approximately $5,000. Pallone filed a counterclaim alleging misrepresentation and fraudulent inducement, and seeking $25,000 in actual and $400,000 in punitive damages. Muzak has filed a reply denying the counterclaim."

          21.  Amendment to Schedule 12.5(a)-1.  Schedule 12.5(a)-1 to the
               -------------------------------
Credit Agreement is hereby amended by deleting in its entirety Section D appearing on the first page thereof and substituting therefor "D. INTENTIONALLY OMITTED".

          22.  Amendment to Schedule 12.5(a)-2.  Schedule 12.5(a)-2 to the
               -------------------------------
Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting therefor Schedule 12.5(a)-2 attached hereto.

          23.  Amendment to Schedule 12.6.  (a)  Schedule 12.6 to the Credit
               --------------------------
Agreement is hereby amended by adding to the end of Section 1 appearing on the first page thereof the following:

     "The ASCAP rates dispute has now been settled and rates have been set at a mutually acceptable level."

          (b) Schedule 12.6 to the Credit Agreement is hereby amended by adding to the end of Section 10(a) appearing on the second page thereof the following:

     "Bridgeport, Connecticut - Personal Property Tax, Sales and Use Tax and Payroll Tax.

     City of Sacramento - Personal Property Tax.

     State of California - Sales and Use Tax."

          (c) Schedule 12.6 to the Credit Agreement is hereby amended by adding to the end thereof the following:

          "12. Muzak's license with Broadcast Music, Inc. ("BMI") expired on December 31, 1993. The parties are currently operating under an interim agreement pending execution of a new license agreement between the parties. New license negotiations are ongoing between the parties and, until they are concluded, the parties will continue to operate under the terms of the 1987 license agreement.

          13.  Pending litigation:

     Muzak L.P. v. Pallone Management, Inc., Franklin County, Ohio Court of Common Pleas, Case NO. 94CVH-11-8275.

     In early August 1994, Muzak filed a collection action against its customer, Pallone Management, Inc. ("Pallone") for approximately $5,000. Pallone filed a counterclaim alleging misrepresentation and fraudulent inducement, and seeking $25,000 in actual and $400,000 in punitive damages. Muzak has filed a reply denying the counterclaim."

          24.  Conditions Precedent.  Notwithstanding any other provisions of
               --------------------
this Amendment No. 5 or the Loan Documents, this Amendment No. 5 shall not become effective unless and until the following conditions precedent shall have occurred:

          (a) the Agent shall have received this Amendment No. 5, executed and delivered by a duly authorized officer or partner of each party to the Credit Agreement;

          (b) each Lender shall have returned to the Borrower for cancellation the Revolving Note delivered to such Lender pursuant to Section 2.4 of the Credit Agreement and the Borrower shall have delivered to each Lender a duly executed, amended and restated Revolving Note (individually, an "AMENDED NOTE" and collectively, the "AMENDED NOTES") payable to the order of such Lender in the principal amount listed in the Revolving Loan Amount column to the right of such Lender's name on Schedule 2.2 hereto;

          (c) the Agent shall have received an opinion, dated the date hereof, of Rosenman & Colin, special New York counsel to the Borrower, in substantially the form of Exhibit A hereto;

          (d) each Lender shall have received on the date hereof (x) a fee of 1.00% on the amount of the increase in the Revolving Commitment of such Lender provided for by the terms of this Amendment No. 5 and (y) an amendment fee of
 .125% on the amount of such Lender's Commitment prior to the increase thereof provided for by the terms this Amendment No. 5; and

          (e) all fees, costs and expenses of counsel to the Agent and to UBS relating to the transactions contemplated by this Amendment No. 5 billed on or prior to the date hereof shall have been paid in full.

          25.  No Waiver.  Except as expressly amended hereby, all of the
               ---------
representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower requiring the consent of the Agent or the Majority Lenders except to the extent specifically provided for herein. The Agent and the Lenders have not and shall not be deemed to have waived any of their rights and remedies against the Borrower for any existing or future Defaults or Events of Default.

          26.  Representations and Warranties.  The Borrower represents and
               ------------------------------
warrants to the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment No. 5) that:

          (a) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment No. 5, the Amended Notes and any other documents required in connection with this Amendment No. 5 (collectively, the "ADDITIONAL LOAN DOCUMENTS");

          (b) The Additional Loan Documents have been duly executed and delivered and constitute the valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms;

          (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of the Additional Loan Documents;

          (d) The Borrower is in full compliance with all of the various covenants and agreements set forth in the Credit Agreement and each other Loan Document;

          (e) No event has occurred and is continuing which constitutes or would constitute, with the giving of notice or lapse of time or both, a Default or an Event of Default under the Credit Agreement or the other Loan Documents, or, assuming the effectiveness of this Amendment No. 5, under the Credit Agreement as amended by this Amendment No. 5; and

          (f) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

          27.  Counterparts.  This Amendment No. 5 may be executed in
               ------------
counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument.

          28.  GOVERNING LAW.  THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 as of the date first above-written.

                         MUZAK LIMITED PARTNERSHIP

                         By:  MLP Acquisition, L.P.,
                               its managing general partner

                              By:   Music Holdings Corp.,
                                    its general partner

                              By: /s/ Kirk A. Collamer
                                 -------------------------------------
                                    Name:  Kirk A. Collamer
                                    Title: Vice President, Finance
                                           and Administration


                         UNION BANK OF SWITZERLAND,
                         NEW YORK BRANCH, Individually
                         and as Agent

                        By:   ________________________________________
                              Name:
                              Title:


                         By:  ________________________________________
                              Name:
                              Title:


                         INTERNATIONALE NEDERLANDEN (U.S.)
                         CAPITAL CORPORATION

                         By:  ________________________________________
                              Name:
                              Title:

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 as of the date first above-written.

                        MUZAK LIMITED PARTNERSHIP

                        By:   MLP Acquisition, L.P.,
                              its managing general partner

                              By:   Music Holdings Corp.,
                                    its general partner

                              By:
                                    ______________________________________
                                    Name:
                                    Title:


                        UNION BANK OF SWITZERLAND,
                        NEW YORK BRANCH, Individually
                        and as Agent

                        By:   /s/ Jeffrey W. Wald
                              ---------------------------------------------
                              Name: Jeffrey W. Wald
                              Title: Vice-President


                        By:   /s/ Ruth Y. Webster
                              ---------------------------------------------
                              Name: Ruth Y. Webster
                              Title: Assistant Treasurer


                         INTERNATIONALE NEDERLANDEN (U.S.)
                         CAPITAL CORPORATION

                         By:  ________________________________________
                              Name:
                              Title:

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 as of the date first above-written.

                        MUZAK LIMITED PARTNERSHIP

                        By:   MLP Acquisition, L.P.,
                              its managing general partner

                              By:   Music Holdings Corp.,
                                    its general partner

                              By:
                                    ______________________________________
                                    Name:
                                    Title:


                        UNION BANK OF SWITZERLAND,
                        NEW YORK BRANCH, Individually
                        and as Agent

                        By:
                              ____________________________________________
                              Name:
                              Title:


                         By:  ____________________________________________
                              Name:
                              Title:


                         INTERNATIONALE NEDERLANDEN (U.S.)
                         CAPITAL CORPORATION

                         By:  /s/ John Lanier
                              --------------------------------------------
                              Name: John Lanier
                              Title: Vice President

                         EUROPEAN AMERICAN BANK

                         By:  /s/ Brian A. Foster
                              --------------------------------
                              Name:  Brian A. Foster
                              Title: Vice President



                         FLEET NATIONAL BANK

                         By:  ___________________________________
                              Name:
                              Title:


                         IBJ SCHRODER BANK & TRUST COMPANY

                         By:  ___________________________________
                              Name:
                              Title:

                         EUROPEAN AMERICAN BANK

                         By: ____________________________________
                              Name:
                              Title:


                         FLEET NATIONAL BANK

                         By: /s/ Jeffery R. Greene
                             ------------------------------------
                              Name:  Jeffery R. Greene
                              Title: Relationship Manager


                         By:  /s/ Alexander G. Ivanov
                              -----------------------------------
                              Name:  Alexander G. Ivanov
                              Title: Banking Officer


                         IBJ SCHRODER BANK & TRUST COMPANY

                         By:  ____________________________________
                              Name:
                              Title:

                         EUROPEAN AMERICAN BANK

                         By:  ____________________________________
                              Name:
                              Title:



                         FLEET NATIONAL BANK

                         By:  ____________________________________
                              Name:
                              Title:


                         IBJ SCHRODER BANK & TRUST COMPANY

                         By:  [SIGNATURE ILLEGIBLE]
                              ------------------------------------
                              Name:  [SIGNATURE ILLEGIBLE]
                              Title: Vice-President

          WAIVER, dated as of July 31, 1995 to the AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of September 4, 1992, and amended and restated as of January 31, 1994, as further amended, among Muzak Limited Partnership, a Delaware limited partnership (the "Borrower"), the Lenders parties thereto (the "Lenders") and Union Bank of Switzerland, New York Branch, as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          WHEREAS, the Borrower desires to enter into a joint venture agreement with ALCAS HOLDINGS B.V., a Netherlands corporation, in the form attached hereto as Exhibit A (the "Joint Venture"), pursuant to which the parties shall establish a Netherlands corporation (the "Company") to engage in the production and distribution of music, advertising, data, visual merchandising and business television throughout Europe.

          WHEREAS, pursuant to the Joint Venture, the Borrower has agreed to make capital investments in the Company of up to $600,000 (the "Joint Venture Investments").

          WHEREAS, the Borrower has requested that the Majority Lenders waive compliance by the Borrower with Section 10.4 of the Credit Agreement in order to consummate the Joint Venture and fund the Joint Venture Investments.

          NOW THEREFORE, the parties hereto agree as follows:

          1.  The Majority Lenders hereby waive compliance by the Borrower with
Section 10.4 of the Credit Agreement solely with respect to the consummation of the Joint Venture and funding of the Joint Venture Investments; provided, that
                                                                --------
the aggregate amount of all present and future Investments made by the Borrower in the Company, including the Joint Venture Investments, shall not exceed $600,000.

          2. This Waiver shall be applicable solely to the matters specified in paragraph 1 hereof.

          3. The Borrower represents and warrants that, after giving effect to this Waiver, no Default or Event of Default is continuing under the Credit Agreement.

          4. This Waiver shall be deemed effective only upon due execution and delivery of counterparts of this Waiver to the Agent by each of the parties signatory hereto.

          5. This Waiver shall be governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                        UNION BANK OF SWITZERLAND,
                          NEW YORK BRANCH, as Agent and as a Lender


                        By: /s/ Jeffery W. Wald
                           --------------------------------
                            Name:  Jeffery W. Wald
                            Title: Vice-President


                        By: /s/ Ruth Y. Webster
                           --------------------------------
                            Name:  Ruth Y. Webster
                            Title: Assistant Treasurer

                        EUROPEAN AMERICAN BANK, as a Lender


                        By: _______________________________
                            Name:
                            Title:

                        FLEET NATIONAL BANK, as a Lender


                        By: _______________________________
                            Name:
                            Title:

                        IBJ SCHRODER BANK & TRUST
                          COMPANY, as a Lender


                        By: _______________________________
                            Name:
                            Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                        UNION BANK OF SWITZERLAND,
                          NEW YORK BRANCH, as Agent and as a Lender


                        By: _______________________________
                            Name:
                            Title:


                        By: _______________________________
                            Name:
                            Title:

                        EUROPEAN AMERICAN BANK, as a Lender


                        By: /s/ Brian A. Foster
                           ---------------------------------
                            Name:  Brian A. Foster
                            Title: Assistant Vice President

                        FLEET NATIONAL BANK, as a Lender


                        By: _______________________________
                            Name:
                            Title:

                        IBJ SCHRODER BANK & TRUST
                          COMPANY, as a Lender


                        By: _______________________________
                            Name:
                            Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                        UNION BANK OF SWITZERLAND,
                          NEW YORK BRANCH, as Agent and as a Lender


                        By: _______________________________
                            Name:
                            Title:


                        By: _______________________________
                            Name:
                            Title:

                        EUROPEAN AMERICAN BANK, as a Lender


                        By: _______________________________
                            Name:
                            Title:

                        FLEET NATIONAL BANK, as a Lender


                        By: /s/ Jeffrey R. Greene
                           ---------------------------------
                            Name:  Jeffrey R. Greene
                            Title: Banking Officer

                        IBJ SCHRODER BANK & TRUST
                          COMPANY, as a Lender


                        By: _______________________________
                            Name:
                            Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                        UNION BANK OF SWITZERLAND,
                          NEW YORK BRANCH, as Agent and as a Lender


                        By: _______________________________
                            Name:
                            Title:


                        By: _______________________________
                            Name:
                            Title:

                        EUROPEAN AMERICAN BANK, as a Lender


                        By: _______________________________
                            Name:
                            Title:

                        FLEET NATIONAL BANK, as a Lender


                        By: _______________________________
                            Name:
                            Title:

                        IBJ SCHRODER BANK & TRUST
                          COMPANY, as a Lender


                        By: /s/ Thomas H. Vogel
                           --------------------------------
                            Name:  Thomas H. Vogel
                            Title: Vice President

                                 INTERNATIONALE NEDERLANDEN (U.S.)
                                   CAPITAL CORPORATION, as a Lender


                                 By: /s/ John N. Lanier
                                    --------------------------------
                                     Name:  John N. Lanier
                                     Title: Vice President

                                 MUZAK LIMITED PARTNERSHIP


                                 By: _______________________________
                                     Name:
                                     Title:

                                 INTERNATIONALE NEDERLANDEN (U.S.)
                                   CAPITAL CORPORATION, as a Lender


                                 By: _______________________________
                                     Name:
                                     Title:

                                 MUZAK LIMITED PARTNERSHIP


                                 By: /s/ Kirk A. Collamer
                                    ----------------------------------
                                     Name:  Kirk A. Collamer
                                     Title: Vice President
                                            Finance & Administration

          WAIVER, dated as of January 10, 1995 to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of September 4, 1992, as amended and restated as of January 31, 1994, and as amended as of October 31, 1994, as of November 2, 1994, as of November 4, 1994, and as of November 17, 1994, among Muzak Limited Partnership, a Delaware limited partnership (the "BORROWER"), the Lenders parties thereto (the "LENDERS") and Union Bank of Switzerland, New York Branch, as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          WHEREAS, the Borrower desires to (i) sell the assets set forth in the draft letter (with attachments) attached hereto as Exhibit A, in the manner described therein (the "DESIGNATED TRANSACTION") and (ii) use the Net Proceeds from the Designated Transaction to prepay a portion of the outstanding principal of the Revolving Advances.

          WHEREAS, the Borrower has requested that the Majority Lenders waive compliance by the Borrower with (i) Section 10.5 of the Credit Agreement in order to consummate the Designated Transaction and (ii) Section 3.1(c) of the Credit Agreement in order to allow the Borrower to use the Net Proceeds from the Designated Transaction to prepay a portion of the outstanding principal of the Revolving Advances.

          NOW THEREFORE, the parties hereto agree as follows:

          1.  The Majority Lenders hereby waive compliance by the Borrower with
Section 10.5 of the Credit Agreement solely with respect to the consummation of the Designated Transaction.

          2.  The Majority Lenders hereby waive compliance by the Borrower with
Section 3.1(c) of the Credit Agreement solely with respect to the application of the Net Proceeds from the Designated Transaction; provided, that, concurrently
                                                  --------
with the receipt thereof, such Net Proceeds shall be delivered to the Agent as prepayment of a portion of the outstanding principal of the Revolving Advances.

          3. This Waiver shall be applicable solely to the matters specified in paragraphs 1 and 2 hereof.

          4. The Borrower represents and warrants that no Default or Event of Default is continuing under the Credit Agreement.

          5. This Waiver shall be deemed effective only upon due execution and delivery of counterparts of this Waiver to the Agent by each of the parties signatory hereto.

          6. This Waiver shall be governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH, as Agent and as a Lender



                              By: /s/ Jeffrey W. Wald
                                 -----------------------------
                                 Name:  Jeffrey W. Wald
                                 Title: Vice-President



                              By: /s/ Ruth Y. Webster
                                 -----------------------------
                                 Name:  Ruth Y. Webster
                                 Title: Assistant Treasurer


                              EUROPEAN AMERICAN BANK, as a Lender


                              By:
                                 _____________________________
                                 Name:
                                 Title:


                              FLEET NATIONAL BANK, as a Lender



                              By:
                                 _____________________________
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.


                                   UNION BANK OF SWITZERLAND,
                                    NEW YORK BRANCH, as Agent and as Lender


                                   By:_____________________
                                      Name:
                                      Title:

                                   By:_____________________
                                      Name:
                                      Title:


                                   EUROPEAN AMERICAN BANK, as a Lender


                                   By:/s/ Bryan A. Foster
                                      -----------------------
                                      Name: BRYAN A. FOSTER
                                      Title: ASSISTANT VICE PRESIDENT


                                   FLEET NATIONAL BANK, as a Lender


                                   By:_______________________
                                      Name:
                                      Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.


                                   UNION BANK OF SWITZERLAND,
                                    NEW YORK BRANCH, as Agent and as Lender


                                   By:_____________________
                                      Name:
                                      Title:

                                   By:_____________________
                                      Name:
                                      Title:


                                   EUROPEAN AMERICAN BANK, as a Lender


                                   By:_______________________
                                      Name:
                                      Title:


                                   FLEET NATIONAL BANK, as a Lender


                                   By: /s/ James P. Miller
                                      -----------------------
                                      Name:  James P. Miller
                                      Title: Vice President

                                   IBJ SCHRODER BANK & TRUST
                                    COMPANY, as a Lender


                                   By: /s/ Thomas H. Vogel
                                      -----------------------
                                      Name:  THOMAS H. VOGEL
                                      Title: VICE PRESIDENT


                                   INTERNATIONALE NEDERLANDEN (U.S.)
                                    CAPITAL CORPORATION, as a Lender


                                   By:_______________________
                                      Name:
                                      Title:


                                   MUZAK LIMITED PARTNERSHIP
                                   By: MLP Acquisition, L.P.
                                        its managing general partner
                                        By: Music Holdings Corp.,
                                             its general partner


                                             By: /s/ W. R. Borgeson
                                                -----------------------
                                                Name:  W. R. BORGESON
                                                Title: VICE PRESIDENT

                                   IBJ SCHRODER BANK & TRUST
                                    COMPANY, as a Lender


                                   By:_____________________
                                      Name:
                                      Title:


                                   INTERNATIONALE NEDERLANDEN (U.S.)
                                    CAPITAL CORPORATION, as a Lender


                                   By: /s/ James Latimer
                                      -----------------------
                                      Name:  JAMES LATIMER
                                      Title: MANAGING DIRECTOR


                                   MUZAK LIMITED PARTNERSHIP
                                   By: MLP Acquisition, L.P.,
                                        its managing general partner
                                        By: Music Holdings Corp.,
                                             its general partner


                                             By:_______________________
                                                Name:
                                                Title:

           AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------

          AMENDMENT NO. 4, dated as of November 17, 1994, to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of January 31, 1994, and as amended as of October 31, 1994, as of November 2, 1994 and as of November 4, 1994, among MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "BORROWER"), UNION BANK OF SWITZERLAND, NEW YORK BRANCH ("UBS") and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION ("ING"), as Lenders (the "LENDERS") and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "AGENT"), and agreed to and accepted by European American Bank and Fleet National Bank (the "ADDITIONAL LENDERS"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          The Borrower, UBS, ING and the Agent are parties to the Credit Agreement, pursuant to which UBS and ING have advanced Loans to the Borrower upon the terms and subject to the conditions set forth therein.

          Each of UBS and ING are, on the date hereof, selling, assigning and transferring to the Additional Lenders, and the Additional Lenders are assuming, certain of UBS's and ING's interests in the Revolving Credit Facility Commitment and the Aggregate Term Loan Commitments. As a result of such sale, assignment and transfer, and in order to effectuate certain other changes, the parties hereto desire that the Credit Agreement be amended by this Amendment No. 4.

          ACCORDINGLY, the parties hereto agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term "Majority Lenders" in its entirety and substituting therefor the following:

               "MAJORITY LENDERS" shall mean at any time, Lenders holding more than fifty percent (50%) of the sum of (i) the aggregate outstanding principal balance of the Loans, (ii) the Letters of Credit (which shall be deemed to be held by the Lenders in accordance with their exposure under
     Section 13.17 hereof), and (iii) the aggregate amount of unutilized Commitments of the Lenders, in each case, at such time.

          2. Schedules 1-d and 2.2 of the Credit Agreement are hereby amended by deleting such Schedules in their entirety and substituting therefor Schedules 1-d and 2.2 attached hereto.

          3. The Borrower, UBS, ING and the Agent hereby acknowledge and agree that the Additional Lenders hereby have become and shall be deemed Lenders under the Credit Agreement and that any and all references to the Lenders contained in the Credit Agreement shall include the Additional Lenders. The Additional Lenders agree to be bound by the terms and conditions of the Credit Agreement and the Borrower, UBS, ING, the Agent and the Additional Lenders agree that the Additional Lenders shall have all of the rights, remedies and obligations of Lenders under the Credit Agreement to the extent of their interests therein.

          4. The Credit Agreement, as amended hereby, is hereby ratified and confirmed and, except as hereinabove agreed, shall remain in full force and effect in accordance with its terms.

          5. This Amendment No. 4 may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument.

          6. This Amendment No. 4 shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                              MUZAK LIMITED PARTNERSHIP

                              By:  MLP Acquisition, L.P.,
                                   its managing general partner

                                   By:  Music Holdings Corp.,
                                        its general partner


                                  By: /s/ Mark Jennings
                                     -------------------------
                                     Name:  Mark Jennings
                                     Title: Vice President

                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH, Individually
                               and as Agent


                              By:_____________________________
                                 Name:
                                 Title:

                              By:_____________________________
                                 Name:
                                 Title:

                              INTERNATIONALE NEDERLANDEN (U.S.)
                               CAPITAL CORPORATION


                              By:_____________________________
                                 Name:
                                 Title:

          4. The Credit Agreement, as amended hereby, is hereby ratified and confirmed and, except as hereinabove agreed, shall remain in full force and effect in accordance with its terms.

          5. This Amendment No. 4 may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument.

          6. This Amendment No. 4 shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                              MUZAK LIMITED PARTNERSHIP

                              By:  MLP Acquisition, L.P.,
                                   its managing general partner

                                   By:  Music Holdings Corp.,
                                        its general partner


                                  By:_________________________
                                     Name:
                                     Title:

                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH, Individually
                               and as Agent


                              By: /s/ Jeffrey W. Wald
                                 -----------------------------
                                 Name:  Jeffrey W. Wald
                                 Title: Vice-President


                              By: /s/ Ruth Y. Webster
                                 ------------------------------
                                 Name:  Ruth Y. Webster
                                 Title: Assistant Treasurer

                              INTERNATIONALE NEDERLANDEN (U.S.)
                               CAPITAL CORPORATION


                              By:______________________________
                                 Name:
                                 Title:

          4. The Credit Agreement, as amended hereby, is hereby ratified and confirmed and, except as hereinabove agreed, shall remain in full force and effect in accordance with its terms.

          5. This Amendment No. 4 may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument.

          6. This Amendment No. 4 shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                              MUZAK LIMITED PARTNERSHIP

                              By:  MLP Acquisition, L.P.,
                                   its managing general partner

                                   By:  Music Holdings Corp.,
                                        its general partner


                                  By:_________________________
                                     Name:
                                     Title:

                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH, Individually
                               and as Agent


                              By:_____________________________
                                 Name:
                                 Title:


                              By:_____________________________
                                 Name:
                                 Title:

                              INTERNATIONALE NEDERLANDEN (U.S.)
                               CAPITAL CORPORATION


                              By: /s/ James W. Latimer
                                 ------------------------------
                                 Name:  James W. Latimer
                                 Title: Managing Director

Accepted and Agreed:
- -------------------

EUROPEAN AMERICAN BANK


By: [SIGNATURE ILLEGIBLE]
   -----------------------------
   Name:[ILLEGIBLE]
   Title: Assistant Vice President

FLEET NATIONAL BANK


By:_____________________________
   Name:
   Title:

IBJ SCHRODER BANK & TRUST COMPANY


By:_____________________________
   Name:
   Title:

Accepted and Agreed:
- -------------------

EUROPEAN AMERICAN BANK


By: [SIGNATURE ILLEGIBLE]
   -----------------------------
   Name:
   Title:

FLEET NATIONAL BANK


By: [SIGNATURE ILLEGIBLE]
   -----------------------------
   Name:
   Title: Vice President

By: [SIGNATURE ILLEGIBLE]
   -----------------------------
   Name:
   Title: Vice President

IBJ SCHRODER BANK & TRUST COMPANY


By:_____________________________
    Name:
    Title:

Accepted and Agreed:
- -------------------

EUROPEAN AMERICAN BANK


By:_____________________________
   Name:
   Title:

FLEET NATIONAL BANK


By:_____________________________
   Name:
   Title:

IBJ SCHRODER BANK & TRUST COMPANY


By: /s/ Thomas H. Vogel
   -----------------------------
   Name:  Thomas H. Vogel
   Title: Vice Presideent

                          AMENDMENT NO. 3 AND CONSENT
                          ---------------------------

          AMENDMENT NO. 3 AND CONSENT ("AMENDMENT NO. 3"), dated as of November 4, 1994, to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of January 31, 1994, and as amended as of October 31, 1994 and as of November 2, 1994, among MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "BORROWER"), UNION BANK OF SWITZERLAND, NEW YORK BRANCH ("UBS") and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, as Lenders (the "LENDERS") and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          WHEREAS, the Borrower intends to repay on the date hereof all of the Guaranteed Loan Obligations (as defined in the Guaranteed Note).

          WHEREAS, the parties hereto desire that the Credit Agreement be amended by this Amendment No. 3.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.  Amendment of Section 1.1.  (a) Section 1.1 of the Credit Agreement
              ------------------------
is hereby amended by deleting the definitions of "Affiliate", "Management Notes", "Option Agreements", "Partnership Interests", "Special Subordinated Takeout Financing", "Specified Transactions", "Subordinated Loan Agreement" and "Subordinated Notes" contained therein in their entirety and substituting therefor, in then appropriate alphabetical order, the following:

               "AFFILIATE" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under common control with such specified Person or which is a director, officer or partner (limited or general) of such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For the purposes of this definition (and without limiting such definition in any manner), each of the Partners (other than UBS and its Affiliates, Barclays and its Affiliates, Exeter and its Affiliates, The Field Corporation and its Affiliates, the Transferors and their respective Affiliates, and any other Lender and its Affiliates), their respective Affiliates and the officers and directors of the Borrower shall be deemed to control the Borrower and its Subsidiaries and shall be an Affiliate of the Borrower and its Subsidiaries.

               "MANAGEMENT NOTES" shall mean, collectively, promissory notes in an aggregate principal amount not to exceed $650,000, in substantially the form attached hereto as Exhibit 1-m, representing indebtedness payable to the Borrower by certain members of Muzak Management with respect to loans made by the

     Borrower on or following the Closing Date to facilitate the purchase of Partnership Interests which management notes shall have a final maturity of not later than December 31, 1998, all as reflected on
     Schedule 1-e hereto.

               "OPTION AGREEMENTS" shall mean that certain Option Agreement and the related Letter Agreement and Indemnity Letter, dated the Closing Date, as amended as of November 4, 1994, between Barclays and the Borrower, pursuant to which (i) the Borrower shall have the right to put to Barclays, (ii) Barclays shall have the right to call from the Borrower, 1,529,898 units of Partnership Interests in the form of Class A-2 Partnership Interests, and (iii) Barclays shall be granted certain other rights, including certain registration rights with respect to Partnership Interests that it may hold, which agreements shall be substantially in form attached hereto as Exhibit 1-o.

               "PARTNERSHIP INTERESTS" shall mean the General Partnership Interests, the Class A-1 Partnership Interests, the Class A-2 Partnership Interests, the Class B Partnership Interests, the Class C Partnership Interests, the Class C-1 Partnership Interests and the Preferred Partnership Interests.

               "SPECIAL SUBORDINATED TAKEOUT FINANCING" shall mean an issuance by the Borrower, at any time on or prior to the Guaranteed Loan Maturity Date of (A) up to $5,000,000 principal amount of subordinated debt (which indebtedness shall not (i) accrue cash interest in excess of 12.5% per annum, (ii) provide for the payment of any portion of the principal thereunder prior to 6 years and 10 months from the date of issuance, or (iii) rank higher than pari passu in priority with the Subordinated Notes (the "SPECIAL SUBORDINATED DEBT")), and (B) any equity interest of the Borrower (whether by direct issuance or by virtue of rights, warrants, options, puts, calls, or other like arrangements) (other than an Initial Equity Issuance) and that does not require cash payments with respect thereto during the term of this Agreement, whether by dividend, interest or otherwise, of which the full cash purchase price of such Special Subordinated Takeout Financing shall be applied in the manner set forth in Section 3.1(g) hereof (and subject to specified circumstances and pursuant to the terms and conditions set forth in the Guaranteed Note and the Put and Call), all on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Borrower and the Agent.

               "SPECIFIED TRANSACTIONS" shall mean and include: (1) non-cash payments of distributions on the Class C Partnership Interests;
     (2) the conversion of the Class C Partnership Interests into Class C Exchange Notes pursuant to Section 16.02 of the Partnership Agreement and the accrual of non-cash interest thereon; (3) non-cash payments of distributions on the Class C-1 Partnership Interests and mandatory cash payments of distributions on the Class C-1 Exchange Notes as provided in Section 17.02(a) of the Partnership Agreement; (4) the conversion of the Class C-1 Partnership Interests into Class C-1 Exchange Notes pursuant to Section 17.02 of the Partnership Agreement and the accrual of non-cash interest thereon; (5) the issuance of the Class C-1 Participation Option as provided (and as defined) in Section 17.02 of the Partnership Agreement and the issuance of the Class C-1 Partnership Interests upon the exercise thereof; (6) the reclassification (including an adjustment in the number) of Class C-1 Partnership Interests upon the occurrence of a Class C-1 Participation Event (as such term is defined in the Partnership Agreement); (7) the issuance of Earn-out Notes pursuant to Section 2.5 of the Purchase Agreement and the accrual of non-cash interest thereon; (8) the issuance and exercise of Class B Partnership Interest options, and the issuance of Class B Partnership Interests upon the exercise thereof, to Muzak Management pursuant to the Management Option Plan; (9) the issuance of the Management Notes;
     (10) the issuance of Class A-2 Partnership Interests to Barclays (or an Affiliate of Barclays) or Exeter (or an Affiliate of Exeter) pursuant to the Option Agreements; (11) the purchase by the Borrower of Class B Partnership Interests from former members of Muzak Management (or their permitted transferees) and the settlement of options held by Muzak Management, in each case for cash (only if no Default or Event of Default is continuing or would occur as a result of making such cash payment and subject in all cases to the prior or simultaneous payment of all amounts due from the applicable employee under his or her respective Management Notes, which Management Notes shall be satisfied in full prior to any payment of any cash in respect of the settlement of options or purchase of Class B Partnership Interests from such employee) (provided that, to the extent any member of Muzak Management, within 20 days of the settlement in cash of his or her options, utilizes such cash to purchase Class B Partnership Interests in the Borrower, such cash amount need not be applied to such person's Management Notes) or in "Permitted Securities" (as defined in the Partnership Agreement), all under this clause (11) in an aggregate cost (together with all amounts loaned by the Borrower pursuant to clause (12) below in such twelve month period) not to exceed $500,000 in any twelve month period; (12) so long as no Default or Event of Default is continuing, a loan or loans by the Borrower to the Administrative General Partner of funds pursuant to Section 11.14(d) of the Partnership Agreement (as in effect on the New Closing
     Date) under this clause (12) in an aggregate amount (together with all amounts loaned by the Borrower pursuant to clause (11) above in such twelve month period) not to exceed $500,000 in any twelve month period; and (13) the conversion of the Preferred Partnership Interests into Class B Partnership Interests pursuant to Section 19.05 of the Partnership Agreement and the accrual of (but not any cash or other payment with respect to) the Preferential Return (as defined in the Partnership Agreement).

               "SUBORDINATED LOAN AGREEMENT" shall mean that certain Subordinated Loan Agreement, dated as of the Closing Date, between the Borrower and Barclays, as such document may be amended, supplemented or otherwise modified from time to time in accordance with its terms and in accordance with Section 10.12 hereof.

               "SUBORDINATED NOTES" shall mean the Borrower's senior subordinated notes, in the form of Exhibit 1-r hereto, in the original principal amount of $12,500,000, issued by the Borrower initially to Barclays, together with any amendment, modification, renewal or substitution of any thereof issued pursuant to and governed by the Subordinated Loan Documents.

          (b) Section 1.1 of the Credit Agreement is hereby amended by adding, in the appropriate alphabetical order, the following defined terms:

               "EXETER" shall mean Exeter Venture Lenders, L.P.

               "ING" shall mean Internationale Nederlanden (U.S.) Finance Corporation.

               "PREFERRED PARTNERSHIP INTERESTS" shall mean the preferred limited partnership interests of the Borrower issued pursuant to the Partnership Agreement and held as of November 4, 1994 by Centre Partners Entities, UBS (or an Affiliate), Exeter (or an Affiliate), John A. Hawkins and certain members of Muzak Management.

          2.  Amendment to Section 3.1.  Section 3.1(g) of the Credit Agreement
              ------------------------
is hereby amended in its entirety to read as follows:

               (g) SPECIAL SUBORDINATED TAKEOUT FINANCING. Until such time as there shall be outstanding no Loans and no Commitments, and the Letter of Credit Usage shall be zero, the Borrower shall pay and there shall become due and payable, concurrently with the receipt of Net Proceeds with respect to any Special Subordinated Takeout Financing, a prepayment (without premium or penalty) in respect of the Lender Debt and other Indebtedness equal to the Net Proceeds of such Issuance or Extraordinary Receipt, such prepayment to be applied to the Guaranteed Loan until all `Guaranteed Loan Obligations' (as such term is defined in the Guaranteed Note) have been paid in full, and any Net Proceeds remaining thereafter with respect to such Special Subordinated Takeout Financing may be retained by the Borrower.

          3. Amendment to Section 5.8. Section 5.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

               (S) 5.8  Pledge of Equity Interests. MLP Acquisition, L.P.,
                        --------------------------
     MLP Corp., each holder of Class A-1 Partnership Interests, Class B Partnership Interests and Preferred Partnership Interests (in each case, other than UBS (or an Affiliate), ING (or an Affiliate) Exeter (or an Affiliate) or John A. Hawkins), and, to the extent that any Subsidiary is created by the Borrower in accordance with the terms hereof, the Borrower, shall each promptly and duly execute and deliver to the Agent the certificates of partnership interests, together with one or more pledge agreements and endorsements in blank, substantially in the form of Exhibit 5.8 hereto, as applicable (each as amended, supplemented or otherwise modified from time to time in accordance with its terms, a "PLEDGE AGREEMENT"), covering, to the extent of its interest therein, (i) all equity interests in the Borrower (other than the Class A-2 Partnership Interests, the Class C

     Partnership Interests and the Preferred Partnership Interests (and, upon conversion thereof, the Class B Partnership Interests) held as of November 4, 1994 by UBS (or an Affiliate), ING (or an Affiliate), Exeter (or an Affiliate) or John A. Hawkins, (ii) all equity interests in MLP Communications Company, (iii) all equity interests (corporate or partnership) now existing or hereafter issued in each present and future Subsidiary of the Borrower, and (iv) all proceeds thereof, pursuant to which such Persons shall grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first priority Lien on all of the foregoing, together with certificates representing the equity interests or capital stock referred to therein, accompanied by undated stock powers or assignments thereof executed in blank.

          4.  Amendment to Section 10.1.  Section 10.1(a) of the Credit
              -------------------------
Agreement is hereby amended by deleting the figure "7,250,000" appearing opposite the year "1994" in the table contained therein, and substituting therefor the figure "9,250,000".

          5.  Amendment to Schedule 1-e.  Schedule 1-e to the Credit Agreement
              -------------------------
is hereby amended by replacing the existing Schedule 1-e with the attached
Schedule 1-e.

          6.  Amendment to Schedule 12.1(c).  Schedule 12.1(c) to the Credit
              -----------------------------
Agreement is hereby amended by replacing the existing Schedule 12.1(c) with the attached Schedule 12.1(c).

          7.  Consent.  As required pursuant to Sections 10.12 and 10.13 of the
              -------
Credit Agreement, the Lenders hereby consent to (i) the entering into of the Third Amended and Restated Agreement of Limited Partnership of the Borrower, substantially in the form attached hereto as Exhibit A (the "PARTNERSHIP AGREEMENT AMENDMENT"), (ii) the amendment of the Subordinated Loan Agreement and those other Subordinated Loan Documents, each in the form attached hereto as Exhibit B (the "SUBORDINATED LOAN DOCUMENT AMENDMENTS") and (iii) the issuance of Management Notes in connection with the purchase by members of Muzak Management of Preferred Partnership Interests on the date hereof and the entering into of new pledge agreements and/or the amendment of existing pledge agreements in connection therewith. Furthermore, the Lenders hereby consent to the execution, delivery and performance of that certain Agreement, dated as of the date hereof, among the Borrower, Exeter and Barclays, contemplating, among other things, Exeter's participation interest in certain Subordinated Loan Documents, a copy of which is attached hereto as Exhibit C.

          8.   Acknowledgment.  The Agent hereby acknowledges that the issuance
               --------------
of (i) the Special Subordinated Debt and (ii) the equity interests in the Borrower subscribed for pursuant to the Subscription Agreements dated the date hereof between the Borrower and each holder of Preferred Partnership Interests on the date hereof, upon application of the proceeds of such issuance in accordance with Section 3.1(g) of the Credit Agreement, shall constitute a Special Subordinated Takeout Financing.

          9.   Conditions Precedent.  Notwithstanding any other provisions of
               --------------------
this Amendment No. 3 or the Loan Documents, this Amendment No. 3 shall not become effective unless and until the following conditions precedent shall have occurred:

               (a) the Agent shall have received this Amendment No. 3, executed and delivered by a duly authorized officer or partner of each party to the Credit Agreement;

               (b) the Agent shall have received the Partnership Agreement Amendment, executed and delivered by a duly authorized officer or partner of or signatory for each party thereto;

               (c) the Agent shall have received the Subordinated Loan Document Amendments, executed and delivered by a duly authorized officer or partner of each party thereto, in each case in form and substance satisfactory to the Agent;

               (d) the Agent shall have received evidence, in form and substance satisfactory to it, that the Borrower shall have paid in full all Guaranteed Loan Obligations outstanding as of the date hereof;

               (e) the Agent shall have received evidence, in form and substance satisfactory to it, that the Borrower shall have received not less than $7,000,000 in cash as the net proceeds of the issuance of units of Preferred Partnership Interest;

               (f) the Agent shall have received an opinion, dated the date hereof, of Rosenman & Colin, special New York counsel to the Borrower, in substantially the form of Exhibit B hereto;

               (g) the Agent shall have received (i) amended Schedules to the Pledge Agreement between MLP and the Agent and (ii) initial transaction statements, executed by the Borrower, with respect to the units of Preferred Partnership Interest purchased by MLP;

               (h) the Agent shall have received (i) amended Schedules to the Pledge Agreements between each member of Muzak Management purchasing units of Preferred Partnership Interest and the Agent and (ii) initial transaction statements, executed by the Borrower, with respect to the units of Preferred Partnership Interest purchased by such members of Muzak Management; and

               (i) the Agent shall have received evidence satisfactory to it that all fees, costs and expenses of counsel to the Agent and to UBS relating to the transactions contemplated by this Amendment No. 3 billed on or prior to the date hereof shall have been paid in full.

          10.  No Waiver.  Except as expressly amended and waived hereby, all of
               ---------
the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower requiring the consent of the Agent or the Majority Lenders except to the extent specifically provided for herein. The Agent and the

Lenders have not and shall not be deemed to have waived any of their rights and remedies against the Borrower for any existing or future Defaults or Events of Default except as specifically set forth herein.

          11.  No Defaults.  The Borrower represents and warrants that, after
               -----------
giving effect to this Amendment No. 3, the Subordinated Loan Document Amendments and the repayment of all amounts due and owing under the Guaranteed Note as of the date hereof, no Default or Event of Default is continuing under the Credit Agreement.

          12.  Counterparts.  This Amendment No. 3 may be executed in
               ------------
counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument.

          13.  GOVERNING LAW.  THIS Amendment No. 3 SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date first above-written.

                                 MUZAK LIMITED PARTNERSHIP

                                 By:  MLP Acquisition, L.P.,
                                     its managing general partner
                                     By:  Music Holdings Corp.,
                                          its general partner


                                     By: /s/ Mark E. Jennings
                                        ------------------------
                                         Name:  Mark E. Jennings
                                         Title: Vice President

                                 UNION BANK OF SWITZERLAND,
                                  NEW YORK BRANCH, as Agent and as a Lender



                                 By: /s/ Michael Greene
                                    ----------------------------
                                     Name:  Michael Greene
                                     Title: First Vice President



                                 By: /s/ Jeffrey W.Wald
                                    ----------------------------
                                     Name:  Jeffrey W. Wald
                                     Title: Vice President



                                 INTERNATIONALE NEDERLANDEN (U.S.)
                                  CAPITAL CORPORATION, as a Lender


                                 By:____________________________
                                     Name:
                                     Title:

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date first above-written.

                                 MUZAK LIMITED PARTNERSHIP

                                 By:  MLP Acquisition, L.P.,
                                     its managing general partner
                                     By:  Music Holdings Corp.,
                                          its general partner


                                     By:________________________
                                         Name:
                                         Title:

                                 UNION BANK OF SWITZERLAND,
                                  NEW YORK BRANCH, as Agent and as a Lender



                                 By:____________________________
                                     Name:
                                     Title:



                                 By: ___________________________
                                     Name:
                                     Title:



                                 INTERNATIONALE NEDERLANDEN (U.S.)
                                  CAPITAL CORPORATION, as a Lender


                                 By: /s/ James W. Latimer
                                    ----------------------------
                                     Name: James W. Latimer
                                     Title: Managing Director

          WAIVER AND AMENDMENT NO. 2, dated as of November 2, 1994, to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of January 31, 1994, among MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "BORROWER"), UNION BANK OF SWITZERLAND, NEW YORK BRANCH ("UBS") and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, as Lenders (the "LENDERS") and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          WHEREAS, in connection with the proposed repayment of Indebtedness under the Guaranteed Loan on or about November 4, 1994, the Borrower has requested that (i) UBS enter into Amendment No. 3 to the Guaranteed Note dated the date hereof (in the form attached hereto, the "GUARANTEED NOTE AMENDMENT"), which provides for an extension of the Guaranteed Loan Maturity Date until November 4, 1994 and (ii) the definition of Guaranteed Loan Maturity Date under the Credit Agreement be amended.

          NOW THEREFORE, the parties hereto agree as follows:

          1.  Waiver.  The Lenders hereby waive their rights under the Credit
              ------
Agreement solely with respect to and to the extent necessary to allow the Borrower and UBS to enter into the Guaranteed Note Amendment.

          2.  Amendment. Section 1.1 of the Credit Agreement is hereby amended
              ---------
by deleting the date "November 2, 1994" in the definition of "Guaranteed Loan Maturity Date" and substituting therefor the date "November 4, 1994".

          3. This Waiver and Amendment No. 2 shall be applicable solely to the matters specified in paragraphs 1 and 2 hereof.

          4. The Borrower represents and warrants that no Default or Event of Default is continuing under the Credit Agreement.

          5. This Waiver and Amendment No. 2 shall be deemed effective only upon due execution and delivery of counterparts of this Waiver and Amendment No. 2 to the Agent by each of the parties signatory hereto.

          6. This Waiver and Amendment No. 2 shall be governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment No. 2 to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                         UNION BANK OF SWITZERLAND,
                          NEW YORK BRANCH, as Agent and as a Lender


                         By: [SIGNATURE ILLEGIBLE]
                            --------------------------
                            Name:
                            Title:


                         By: [SIGNATURE ILLEGIBLE]
                            --------------------------
                            Name: [ILLEGIBLE]
                            Title: First Vice President


                         INTERNATIONALE NEDERLANDEN (U.S.)
                          CAPITAL CORPORATION, as a Lender


                         By:__________________________
                            Name:
                            Title:


                         MUZAK LIMITED PARTNERSHIP
                         By:  MLP Acquisition, L.P.,
                               its managing general partner
                               By:  Music Holdings Corp.,
                                    its general partner


                                    By:_____________________
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment No. 2 to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                         UNION BANK OF SWITZERLAND,
                          NEW YORK BRANCH, as Agent and as a Lender


                         By:__________________________
                            Name:
                            Title:


                         By:__________________________
                            Name:
                            Title:


                         INTERNATIONALE NEDERLANDEN (U.S.)
                          CAPITAL CORPORATION, as a Lender


                         By: James W. Latimer
                            --------------------------
                            Name: James W. Latimer
                            Title:MANAGING DIRECTOR


                         MUZAK LIMITED PARTNERSHIP
                         By:  MLP Acquisition, L.P.,
                               its managing general partner
                               By:  Music Holdings Corp.,
                                    its general partner


                                    By:_____________________
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment No. 2 to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                         UNION BANK OF SWITZERLAND,
                          NEW YORK BRANCH, as Agent and as a Lender


                         By:__________________________
                            Name:
                            Title:


                         By:__________________________
                            Name:
                            Title:


                         INTERNATIONALE NEDERLANDEN (U.S.)
                          CAPITAL CORPORATION, as a Lender


                         By:__________________________
                            Name:
                            Title:


                         MUZAK LIMITED PARTNERSHIP
                         By:  MLP Acquisition, L.P.,
                               its managing general partner
                               By:  Music Holdings Corp.,
                                    its general partner


                                    By: [SIGNATURE ILLEGIBLE]
                                       ----------------------
                                       Name:
                                       Title:V.P

          WAIVER AND AMENDMENT NO.1 ("WAIVER"), dated as of October 31, 1994, to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of January 31, 1994, among MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "BORROWER"), UNION BANK OF SWITZERLAND, NEW YORK BRANCH ("UBS") and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, as Lenders (the "LENDERS") and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          WHEREAS, in connection with the proposed repayment of Indebtedness under the Guaranteed Loan on or about November 2, 1994, the Borrower has requested that (i) UBS enter into Amendment No. 2 to the Guaranteed Note dated the date hereof (in the form attached hereto, the "GUARANTEED NOTE AMENDMENT"), which provides for an extension of the Guaranteed Loan Maturity Date until November 2, 1994 and (ii) the definition of Guaranteed Loan Maturity Date under the Credit Agreement be amended.

          NOW THEREFORE, the parties hereto agree as follows:

          1.  Waiver.  The Lenders hereby waive their rights under the Credit
              ------
Agreement solely with respect to and to the extent necessary to allow the Borrower and UBS to enter into the Guaranteed Note Amendment.

          2.  Amendment.  Section 1.1 of the Credit Agreement is hereby amended
              ---------
by deleting the date "October 31, 1994" in the definition of "Guaranteed Loan Maturity Date" and substituting therefor the date "November 2, 1994".

          3. This Waiver shall be applicable solely to the matters specified in paragraphs 1 and 2 hereof.

          4. The Borrower represents and warrants that no Default or Event of Default is continuing under the Credit Agreement.

          5. This Waiver shall be deemed effective only upon due execution and delivery of counterparts of this Waiver to the Agent by each of the parties signatory hereto.

          6. This Waiver shall be governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH, as Agent and as a Lender



                              By: /s/ Jeffrey W. Wald
                                 --------------------------
                                 Name: Jeffrey W. Wald
                                 Title: Vice-President


                              By: /s/ Mike Greene
                                 --------------------------
                                 Name: Mike Greene
                                 Title: Managing Director


                              INTERNATIONALE NEDERLANDEN (U.S.)
                                CAPITAL CORPORATION, as a Lender


                              By:__________________________
                                 Name:
                                 Title:


                              MUZAK LIMITED PARTNERSHIP
                              By: MLP Acquisition, L.P.,
                                   its managing general partner
                                   By: Music Holdings Corp.,
                                        its general partner


                                        By:_____________________
                                           Name:
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH, as Agent and as a Lender



                              By:__________________________
                                 Name:
                                 Title:


                              By:__________________________
                                 Name:
                                 Title:


                              INTERNATIONALE NEDERLANDEN (U.S.)
                                CAPITAL CORPORATION, as a Lender


                              By: /s/ James W. Latimer
                                 --------------------------
                                 Name: James W. Latimer
                                 Title: Managing Director


                              MUZAK LIMITED PARTNERSHIP
                              By: MLP Acquisition, L.P.,
                                   its managing general partner
                                   By: Music Holdings Corp.,
                                        its general partner


                                        By:_____________________
                                           Name:
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                              UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH, as Agent and as a Lender



                              By:__________________________
                                 Name:
                                 Title:


                              By:__________________________
                                 Name:
                                 Title:


                              INTERNATIONALE NEDERLANDEN (U.S.)
                                CAPITAL CORPORATION, as a Lender


                              By:__________________________
                                 Name:
                                 Title:


                              MUZAK LIMITED PARTNERSHIP
                              By: MLP Acquisition, L.P.,
                                   its managing general partner
                                   By: Music Holdings Corp.,
                                        its general partner


                                        By: [SIGNATURE ILLEGIBLE]
                                           -----------------------
                                           Name:
                                           Title: Vice President

          WAIVER AND AGREEMENT dated as of February 10, 1994, to the AMENDED
AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"), dated as of September 4, 1992, as amended as of October 22, 1992 and as of December 15, 1993, and as AMENDED AND RESTATED as of January 31, 1994, among MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "BORROWER"), UNION BANK OF SWITZERLAND, NEW YORK BRANCH ("UBS") AND INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION ("ING"), as Lenders (the "LENDERS") and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "AGENT").

          WHEREAS, the Borrower desires to enter into certain asset acquisitions generally described on Exhibit A hereto for which the aggregate purchase price shall not exceed $850,000 (the "DESIGNATED ACQUISITIONS").

          WHEREAS, the Borrower has requested that the Lenders (i) waive compliance by the Borrower of Section 10.4 of the Credit Agreement in order to enter into agreements with respect to the Designated Acquisitions and to consummate the Designated Acquisitions on terms substantially as set forth on Exhibit A hereto, and (ii) agree that the Assets acquired pursuant to the Designated Acquisitions be excluded in the calculation of Capital Expenditures pursuant to Section 10.1 of the Credit Agreement.

          NOW THEREFORE, the parties hereto agree as follows:

          1. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          2.  The Lenders hereby (i) waive compliance by the Borrower with
Section 10.4 of the Credit Agreement solely with respect to the Borrower entering into agreements with respect to the Designated Acquisitions and the consummation the Designated Acquisitions on terms substantially as set forth on Exhibit A hereto, and (ii) agree that the Assets acquired pursuant to the Designated Acquisitions shall be excluded in the calculation of Capital Expenditures pursuant to Section 10.1 of the Credit Agreement.

          3. This Waiver shall be applicable solely to the matters specified in paragraph 2 hereof.

          4. The Borrower represents and warrants that no Default or Event of Default is continuing under the Credit Agreement.

          5. This Waiver and Agreement shall be deemed effective only upon due execution and delivery of counterparts of this Waiver and Agreement to the Agent by each of the parties signatory hereto.

          6. This Waiver and Agreement shall be governed by the internal laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Agreement to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                            UNION BANK OF SWITZERLAND,
                             NEW YORK BRANCH, as Agent and as a Lender


                            By: /s/ Charles J. Delaney
                               --------------------------
                               Charles J. Delaney
                               First Vice President


                            By: /s/ Michael Greene
                               --------------------------
                               Michael Greene
                               Vice President


                            INTERNATIONALE NEDERLANDEN (U.S.)
                              CAPITAL CORPORATION, as a Lender


                            By:__________________________
                               Name:
                               Title:


                            MUZAK LIMITED PARTNERSHIP
                            By:  MLP Acquisition, L.P.,
                                  its managing general partner
                                  By: Music Holdings Corp.,
                                       its general partner


                                       By:_____________________
                                          Name:
                                          Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Agreement to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                            UNION BANK OF SWITZERLAND,
                              NEW YORK BRANCH, as Agent and as a Lender


                            By:__________________________
                               Charles J. Delaney
                               First Vice President


                            By:__________________________
                               Michael Greene
                               Vice President


                            INTERNATIONALE NEDERLANDEN (U.S.)
                              CAPITAL CORPORATION, as a Lender


                            By: /s/ T.S. Peterson
                               --------------------------
                               Name:  Teresa S. Peterson
                               Title: Vice President


                            MUZAK LIMITED PARTNERSHIP
                            By:  MLP Acquisition, L.P.,
                                  its managing general partner
                                  By: Music Holdings Corp.,
                                       its general partner


                                       By:_____________________
                                          Name:
                                          Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Agreement to be duly executed by their respective officers thereunder duly authorized as of the date first above written.

                            UNION BANK OF SWITZERLAND,
                              NEW YORK BRANCH, as Agent and as a Lender


                            By:__________________________
                               Charles J. Delaney
                               First Vice President


                            By:__________________________
                               Michael Greene
                               Vice President


                            INTERNATIONALE NEDERLANDEN (U.S.)
                              CAPITAL CORPORATION, as a Lender


                            By:__________________________
                               Name:
                               Title:


                            MUZAK LIMITED PARTNERSHIP
                            By:  MLP Acquisition, L.P.,
                                  its managing general partner
                                  By: Music Holdings Corp.,
                                       its general partner


                                       By: /s/ W.R. Borgeson
                                          ---------------------
                                          Name:  W.R. BORGESON
                                          Title: VICE PRESIDENT

================================================================================



                                  $54,600,000

                     AMENDED AND RESTATED CREDIT AGREEMENT



                        dated as of September 4, 1992,
                               as amended as of
                               October 22, 1992
                                   and as of
                               December 15, 1993

                                    and as
                             AMENDED AND RESTATED
                            as of January 31, 1994

                                     among


                          MUZAK LIMITED PARTNERSHIP,
                                  as Borrower


                  UNION BANK OF SWITZERLAND, NEW YORK BRANCH,
            INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION,
                                      and
                       THE OTHER LENDERS PARTIES HERETO,
                                  as Lenders


                                      and


                  UNION BANK OF SWITZERLAND, NEW YORK BRANCH,
                                   as Agent



================================================================================

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
SECTION 1.   DEFINITIONS AND ACCOUNTING TERMS...........................    2
   (S) 1.1.  Certain Defined Terms......................................    2
   (S) 1.2.  Terms Defined in the Uniform Commercial Code...............   31
   (S) 1.3.  Computation of Time Periods................................   31
   (S) 1.4.  Accounting Terms...........................................   31
   (S) 1.5.  Other Provisions Regarding Definitions.....................   32

SECTION 2.   AMOUNT AND TERMS...........................................   32
   (S) 2.1.  Revolving Advances.........................................   32
   (S) 2.2.  Revolving Credit Facility Commitment and
             Borrowing Limit............................................   33
   (S) 2.3.  Revolving Credit Facility Following a Takeout
             Financing..................................................   33
   (S) 2.4.  Revolving Notes............................................   33
   (S) 2.5.  Term Loan; Term Loan Commitment; Availability..............   34
   (S) 2.6.  Term Notes.................................................   34
   (S) 2.7.  Notice of Borrowing; Borrower's Certificate................   34
   (S) 2.8.  Termination or Reduction of Revolving Credit
             Facility Commitments
   (S) 2.9.  Interest...................................................   36
   (S) 2.10.  Conversion of Borrowings; Renewals........................   37
   (S) 2.11.  Computation of Interest...................................   38
   (S) 2.12.  Increased Costs...........................................   39
   (S) 2.13.  Change of Law Rendering Eurodollar Advances
              Unlawful..................................................   39
   (S) 2.14.  Eurodollar Availability...................................   40
   (S) 2.15.  Indemnities...............................................   41
   (S) 2.16.  Disbursement..............................................   43
   (S) 2.17.  Agent's Availability Assumption...........................   43
   (S) 2.18.  Pro Rata Treatment and Payments...........................   44
   (S) 2.19.  Eurodollar Offices........................................   45
   (S) 2.20.  Telephonic Notice.........................................   45
   (S) 2.21.  Maximum Interest..........................................   45

SECTION 3.   PAYMENTS, PREPAYMENTS AND REDUCTIONS.......................   45
   (S) 3.1.  Mandatory Payments.........................................   45
   (S) 3.2.  Payment From Insurance Proceeds............................   49
   (S) 3.3.  Optional Prepayments.......................................   50
   (S) 3.4.  Procedures for Payment.....................................   51
   (S) 3.5.  Commitment Fee.............................................   54
   (S) 3.6.  Other Fees.................................................   55
   (S) 3.7.  Prepayments to Include Interest............................   55

SECTION 4.   LETTERS OF CREDIT..........................................   55
   (S) 4.1.  Letters of Credit..........................................   55
   (S) 4.2.  Letter of Credit Fees......................................   56
   (S) 4.3.  Indemnity..................................................   56

   (S) 4.4.  Reimbursement of Certain Costs.............................   57
   (S) 4.5.  Payment of Drafts..........................................   58
   (S) 4.6.  Issuing Lender's Actions...................................   59

SECTION 5.   SECURITY AND GUARANTY......................................   59
   (S) 5.1.  Security Agreements........................................   59
   (S) 5.2.  Security Agreement - Intellectual Property.................   61
   (S) 5.3.  Assignment of Life Insurance...............................   61
   (S) 5.4.  Real Property; Mortgages; Title Insurance..................   61
   (S) 5.5.  Filing and Recording.......................................   62
   (S) 5.6.  Interpretation of Security Documents.......................   63
   (S) 5.7.  Guaranties.................................................   63
   (S) 5.8.  Pledge of Equity Interests.................................   63
   (S) 5.9.  Non-Recourse to Partners...................................   63

SECTION 6.   CONDITIONS PRECEDENT TO INITIAL BORROWING AND
             ISSUANCE OF LETTERS OF CREDIT..............................   64
   (S) 6.1.  Opinions of Counsel........................................   64
   (S) 6.2.  Financial Status...........................................   64
   (S) 6.3.  Qualification..............................................   65
   (S) 6.4.  Security Documents and Instruments.........................   65
   (S) 6.5.  Guaranteed Note, Put and Call, and the Guaranteed
             Loan Guarantees............................................   65
   (S) 6.6.  Evidence of Insurance......................................   65
   (S) 6.7.  Borrowing Certificates.....................................   66
   (S) 6.8.  The Original Notes and the Notes...........................   66
   (S) 6.9.  Accrued Interest on the Original Notes.....................   66
   (S) 6.10.  Comcast Acquisition.......................................   66
   (S) 6.11.  Confirmations with Respect to the Rollover
              Letters of Credit.........................................   66
   (S) 6.12.  Financing and Increasing the Original Term
              Loan and Original Revolving Advances......................   67
   (S) 6.13.  Compliance with Law and Related Documents.................   67
   (S) 6.14.  FCC Matters and Compliance................................   67
   (S) 6.15.  Payment of Indebtedness by the Transferors................   67
   (S) 6.16.  Consent of Barclays as Holder of the
              Subordinated Notes........................................   67
   (S) 6.17.  Arrangement Among Investors; Capital Contribution.........   67
   (S) 6.18.  Examination of Books......................................   68
   (S) 6.19.  Corporate Structure.......................................   68
   (S) 6.20.  Other Company Matters.....................................   68
   (S) 6.21.  Fees to Agent and Lenders.................................   68
   (S) 6.22.  Management................................................   68
   (S) 6.23.  Disbursement Authorization................................   68
   (S) 6.24.  Litigation................................................   69
   (S) 6.25.  Compliance with Law.......................................   69
   (S) 6.26.  Proceedings; Receipt of Documents.........................   69
   (S) 6.27.  Projections, etc..........................................   71
   (S) 6.28.  Accountant's Tax Letter...................................   71
   (S) 6.29.  Subordination Provisions..................................   71

   (S) 6.30.  Solvency..................................................   72
   (S) 6.31.  Environmental Review......................................   72
   (S) 6.32.  Appraisals................................................   72
   (S) 6.33.  Title Insurance Endorsements..............................   72
   (S) 6.34.  CCI and MLP Partnership Agreements........................   72
   (S) 6.35.  Special Counsel Fees......................................   73

SECTION 7.   CONDITIONS PRECEDENT TO EACH BORROWING AND ISSUANCE OF
                    LETTERS OF CREDIT...................................   73
   (S) 7.1.  Borrower's Certificate; Other Conditions...................   73
   (S) 7.2.  Written Notice of Advance..................................   73

SECTION 8.   USE OF PROCEEDS............................................   74
   (S) 8.1.  Use of Proceeds............................................   74

SECTION 9.   AFFIRMATIVE COVENANTS......................................   74
   (S) 9.1.  Financial Statements and Other Information.................   74
   (S) 9.2.  Taxes and Claims...........................................   78
   (S) 9.3.  Insurance..................................................   78
   (S) 9.4.  Books and Reserves.........................................   80
   (S) 9.5.  Properties in Good Condition...............................   80
   (S) 9.6.  Maintenance of Existence...................................   80
   (S) 9.7.  FCC Compliance.............................................   80
   (S) 9.8.  Inspection by the Agent and the Lenders....................   82
   (S) 9.9.  Pay Indebtedness to Lenders and Perform Other
             Covenants..................................................   82
   (S) 9.10.  Notice of Default.........................................   82
   (S) 9.11.  Reporting of Misrepresentations...........................   83
   (S) 9.12.  Compliance with Laws......................................   83
   (S) 9.13.  ERISA.....................................................   83
   (S) 9.14.  Further Assurances........................................   85
   (S) 9.15.  Audits....................................................   85
   (S) 9.16.  Environmental Matters.....................................   85
   (S) 9.17.  Subsidiaries..............................................   87
   (S) 9.18.  Excess Balances...........................................   87
   (S) 9.19.  Net Proceeds from a Takeout Financing, Special
              Subordinated Takeout Financing or Initial Equity
              Issuance..................................................   87
   (S) 9.20.  Interest Rate Protection..................................   88
   (S) 9.21.  Financial Covenants.......................................   88
   (S) 9.22.  Access to Accountants.....................................   91

SECTION 10.   NEGATIVE COVENANTS........................................   91
   (S) 10.1.  Capital Expenditures......................................   91
   (S) 10.2.  Liens.....................................................   92
   (S) 10.3.  Indebtedness..............................................   93
   (S) 10.4.  Loans, Investments and Guarantees.........................   94
   (S) 10.5.  Merger, Sale of Assets, Dissolution, Etc..................   95
   (S) 10.6.  Dividends, Redemptions and Other Payments.................   96

   (S) 10.7.  Subsidiaries..............................................   97
   (S) 10.8.  Transactions With Affiliates..............................   98
   (S) 10.9.  Management Fees and Other Payments........................   98
   (S) 10.10.  Compromise of Receivables................................   98
   (S) 10.11.  Noncompliance With ERISA.................................   99
   (S) 10.12.  Amendments and Modifications.............................   99
   (S) 10.13.  Agreements with Management...............................  100
   (S) 10.14.  Fiscal Year..............................................  100
   (S) 10.15.  Change of Business.......................................  100
   (S) 10.16.  Negative Pledges.........................................  100
   (S) 10.17.  Rental Obligations.......................................  101

SECTION 11.  DEFAULTS AND REMEDIES......................................  101
   (S) 11.1.  Events of Default.........................................  101
   (S) 11.2.  Suits for Enforcement.....................................  107
   (S) 11.3.  Rights and Remedies Cumulative............................  107
   (S) 11.4.  Rights and Remedies Not Waived............................  107
   (S) 11.5.  Application of Proceeds...................................  107
   (S) 11.6.  FCC Approval..............................................  108

SECTION 12.  REPRESENTATIONS AND WARRANTIES.............................  109
   (S) 12.1.  Limited Partnership and Corporate Status..................  109
   (S) 12.2.  Power and Authority.......................................  110
   (S) 12.3.  No Violation of Agreements................................  110
   (S) 12.4.  No Litigation.............................................  111
   (S) 12.5.  Good Title to Properties; Condition of Assets.............  111
   (S) 12.6.  Financial Statements and Condition........................  112
   (S) 12.7.  Intellectual Property.....................................  113
   (S) 12.8.  Tax Liability.............................................  113
   (S) 12.9.  Governmental Action.......................................  113
   (S) 12.10.  Disclosure...............................................  113
   (S) 12.11.  Regulation U.............................................  113
   (S) 12.12.  Investment Company.......................................  114
   (S) 12.13.  Employee Benefit Plans...................................  114
   (S) 12.14.  Comcast Acquisition......................................  116
   (S) 12.15.  FCC Compliance...........................................  116
   (S) 12.16.  Permits, Etc.............................................  117
   (S) 12.17.  Environmental Status.....................................  118
   (S) 12.18.  Validity of Receivables..................................  118
   (S) 12.19.  Representations and Warranties in Other Documents........  119

SECTION 13.  MISCELLANEOUS..............................................  119
   (S) 13.1.  Collection Costs..........................................  119
   (S) 13.2.  Amendment, Modification and Waiver........................  119
   (S) 13.3.  New York Law..............................................  121
   (S) 13.4.  Notices...................................................  121
   (S) 13.5.  Fees and Expenses.........................................  121

   (S) 13.6.  Stamp or Other Tax........................................  121
   (S) 13.7.  Waiver of Jury Trial and Setoff...........................  121
   (S) 13.8.  Termination of Agreement..................................  122
   (S) 13.9.  Captions..................................................  123
   (S) 13.10.  Lien; Setoff by Lenders..................................  123
   (S) 13.11.  Payment Due On Non-Business Day..........................  123
   (S) 13.12.  Service of Process.......................................  123
   (S) 13.13.  Union Bank of Switzerland, New York Branch, as Agent.....  124
   (S) 13.14.  Sale, Assignment or Transfer to Additional
               Lenders..................................................  128
   (S) 13.15.  Benefit of Agreement.....................................  129
   (S) 13.16.  Counterparts; Facsimile Signature........................  131
   (S) 13.17.  Letter of Credit Participation and Certain
               Payments.................................................  131
   (S) 13.18.  Invalidity...............................................  132
   (S) 13.19.  Disclosure of Financial Information......................  132
   (S) 13.20.  Maintenance of Confidentiality...........................  132
   (S) 13.21.  Effect of this Agreement.................................  132

                             EXHIBITS AND SCHEDULES
                             ----------------------

EXHIBITS

Exhibit 1-a              Form of Class C Exchange Notes
Exhibit 1-b              Form of Class C Subordination Agreement
Exhibit 1-c              Form of Class C-1 Exchange Notes
Exhibit 1-d              Form of Class C-1 Subordination Agreement
Exhibit 1-e              Form of Earn-Out Notes
Exhibit 1-f              Form of Earn-Out Subordination Agreement
Exhibit 1-g              Executive Compensation Agreements
Exhibit 1-h              Form of FCC Lease Assignments
Exhibit 1-i              Form of FCC Leases
Exhibit 1-j              Form of FCC License Letter
Exhibit 1-k              Forms of Guaranteed Loan Guarantees
Exhibit 1-l              Form of Guaranteed Note
Exhibit 1-m              Form of Management Notes
Exhibit 1-n              Management Option Plan
Exhibit 1-o              Form of Option Agreements
Exhibit 1-p              Form of Put and Call Agreement
Exhibit 1-q              Form of Subordinated Loan Documents
Exhibit 1-r              Form of Subordinated Notes
Exhibit 2.3              Form of Revolving Note
Exhibit 2.5              Form of Term Note
Exhibit 2.6              Form of Borrower's Certificate
Exhibit 5.1-1            Form of Security Agreement
Exhibit 5.1-2            Form of Landlord's Certificate
Exhibit 5.2              Form of Security Agreement--Trademarks, Patents and
                         Copyrights
Exhibit 5.3              Form of Assignment of Life Insurance
Exhibit 5.7              Form of Guaranty
Exhibit 5.8              Form of Pledge Agreement
Exhibit 6.1-1            Form of Opinion of Rosenman & Colin
Exhibit 6.1-2            Form of Opinion of Heller, Ehrman, White & McAuliffe
Exhibit 6.23             Form of Disbursement Authorization Letter
Exhibit 9.1(j)           Form of Borrowing Base Certificate

SCHEDULES

Schedule 1-a             Leased Channels
Schedule 1-b             FCC Licenses
Schedule 1-c             Franchise Contracts
Schedule 1-d             Initial Eurodollar Offices
Schedule 1-e             Management Notes
Schedule 1-f             Muzak Management
Schedule 1-g             Rollover Eurodollar Advances and Rollover Letters of
                         Credit
Schedule 2.2             Revolving Loan, Term Loan and Letter of Credit
                         Commitments
Schedule 5.4             Real Estate - Mortgages
Schedule 6.12 Eurodollar Loans and Letters of Credit Outstanding Immediately Prior to the New Closing Date
Schedule 6.26            States of Qualification of Credit Parties and General
                         Partners
Schedule 9.16            Hazardous Materials
Schedule 10.2            Existing Permitted Liens
Schedule 10.3            Permitted Indebtedness
Schedule 10.4            Permitted Investments
Schedule 10.6(b)         Existing Indebtedness for Borrowed Money
Schedule 12.1(a)         Principal Places of Business of Subsidiaries
Schedule 12.1(c)         Holders of Equity Interests in the Borrower and each
                         Subsidiary
Schedule 12.1(d) Location, Jurisdiction of Organization and Capitalization of Credit Parties and their Subsidiaries
Schedule 12.3(a)         Defaulted Agreements
Schedule 12.3(b)         Violations under Agreements
Schedule 12.4            Litigation
Schedule 12.5(a)-1       Properties and Assets; Defects and Defaults
Schedule 12.5(a)-2       Real Properties; Defects and Defaults
Schedule 12.5(b)         Leases; Defects and Defaults
Schedule 12.5(c)         Tangible Assets; Defects and Defaults
Schedule 12.6            Financial Condition and Material Adverse Changes
Schedule 12.7            Intellectual Property; Defects and Defaults
Schedule 12.13           Employee Plans
Schedule 12.15           Governmental Permits (FCC); Defects and Defaults
Schedule 12.16           Governmental Permits (Non-FCC); Defects and Defaults
Schedule 12.17           Violations of Environmental Law

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 4, 1992, as AMENDED AND RESTATED as of January 31, 1994, among MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership (the "BORROWER"), the lenders and other financial institutions which are now or may hereafter become parties hereto (such lenders and other financial institutions and their respective successors and assigns, individually, a "LENDER" and collectively, the "LENDERS"), and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, individually ("UBS") and as agent for the Lenders (in such capacity, the "AGENT").

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement, dated as of September 4, 1992 (as amended as of October 22, 1992 and as of December 15, 1993, together with the Exhibits and Schedules thereto, the "ORIGINAL CREDIT AGREEMENT" pursuant to which the Lenders have advanced Loans to, and the Issuing Lender has issued Letters of Credit (each, as defined herein) for the benefit of, the Borrower upon the terms and subject to the conditions set forth in the Original Credit Agreement.

          WHEREAS, Comcast Corporation, its wholly-owned subsidiaries, Comcast Sound Communications, Inc., a Delaware corporation ("CSCI") and Comcast Real Estate Holdings, Inc., a Delaware corporation, and CSCI's wholly-owned subsidiaries, Comcast Sound Communications, Inc., a California corporation, Comcast Sound Communications, Inc., a Colorado corporation, Comcast Sound Communications, Inc., a Connecticut corporation, Comcast Sound Communications, Inc., a Florida corporation, Comcast Sound Communications, Inc., a Texas corporation, Comcast Sound Communications, Inc., a Michigan corporation, Comcast Sound Communications, Inc., a New York corporation, Comcast Sound Communications, Inc., a Pennsylvania corporation, Comcast Sound Communications, Inc., an Illinois corporation, Comcast Sound Communications, Inc. an Indiana corporation, Comcast Sound Management, Inc., a Pennsylvania corporation and Comcast Sound Communications, an Indiana partnership (collectively, the "TRANSFERORS") and the Borrower are parties to an Asset Purchase and Contribution Agreement, dated as of November 24, 1993 (as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof, the "COMCAST PURCHASE AGREEMENT"), pursuant to which the Borrower shall, on the New Closing Date (as defined herein), purchase certain non-cash assets and properties of the Transferors (as further described in Section 1.1 of the Comcast Purchase Agreement, the "COMCAST ASSETS") and assume certain of the liabilities of the Transferors (the "COMCAST ACQUISITION"), all as set forth in the Comcast Purchase Agreement;

          WHEREAS, in connection with the Comcast Purchase Agreement, the Borrower desires to borrow on the New Closing Date from the Lenders hereunder certain sums on a term loan basis, the proceeds of which shall be applied by the Borrower to finance and increase the Original Term Loan (as defined herein), towards a portion of the cash purchase price of the Comcast Assets and towards the payment of certain fees and expenses relating to the Comcast Acquisition, and to borrow from the Lenders hereunder on the New Closing Date and from time to time thereafter certain sums on a revolving credit basis, the proceeds of which shall be applied by the Borrower to finance and increase the Original Revolving Loan and to working capital needs of the Borrower;

          WHEREAS, the Borrower desires to cause (and to continue to cause after the New Closing Date) each Issuing Lender (as defined herein) to issue from time to time after the

Closing Date one or more trade or standby letters of credit (each a "LETTER OF CREDIT") for the account of the Borrower to secure the performance of certain obligations which the Borrower may have from time to time to third parties in the normal conduct of its business, with those Letters of Credit issued and outstanding immediately prior to the New Closing Date continuing as Letters of Credit for all purposes of this Agreement; and

          WHEREAS, the Lenders are willing, subject to and upon the terms and conditions herein set forth, to extend and to continue to extend such financial accommodations to the Borrower.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the Original Loan Agreement is hereby AMENDED AND RESTATED as follows:

          "SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS

          (S) 1.1.  Certain Defined Terms.  For all purposes of this Agreement,
                    ---------------------
unless the context otherwise requires (the following meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "ACQUISITION" shall mean the acquisition by the Borrower on the Closing Date of substantially all of the assets of the Company and the equity securities in certain of the Company's subsidiaries, and the assumption by the Borrower on the Closing Date of certain of the liabilities of the Company, all as set forth in the Purchase Agreement.

          "ADDITIONAL INDEBTEDNESS" shall mean all Lender Debt other than principal of Advances and interest thereon.

          "ADDITIONAL LENDERS" shall have the meaning set forth in Section 13.14 hereof.

          "ADJUSTED EURODOLLAR RATE" shall mean, with respect to each Interest Period for a Eurodollar Advance, the rate obtained by dividing (i) the Eurodollar Rate for such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves then required to be maintained against "Eurocurrency liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

          "ADMINISTRATIVE GENERAL PARTNER" shall mean MLP Administration Corp., a Delaware corporation, in its capacity as administrative general partner under the Partnership Agreement.

          "ADVANCES" shall mean any borrowing hereunder of the Term Loan or a Revolving Advance, including each Eurodollar Advance and each Base Rate Advance.

          "AFFILIATE" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under common control with such specified Person or which is a director, officer or partner (limited or general) of such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For the purposes of this definition (and without limiting such definition in any manner), each of the Partners (other than UBS and its Affiliates, Barclays and its Affiliates, The Field Corporation and its Affiliates, the Transferors and their respective Affiliates, and any other Lender and its Affiliates), their respective Affiliates and the officers and directors of the Borrower shall be deemed to control the Borrower and its Subsidiaries and shall be an Affiliate of the Borrower and its Subsidiaries.

          "AGENT" shall have the meaning set forth in the preamble to this Agreement and in Section 13.13(j) hereof.

          "AGGREGATE NON-UBS CASH BALANCE" shall have the meaning set forth in
Section 9.18 hereof.

          "AGGREGATE REVOLVING COMMITMENTS" shall mean, at any time, the sum of the Revolving Commitments of the Lenders at such time.

          "AGGREGATE TERM LOAN COMMITMENTS" shall mean, at any time, the sum of the Term Loan Commitments of the Lenders at such time.

          "AGREEMENT" shall mean this Credit Agreement, as amended, modified or supplemented from time to time.

          "APPROVED DELEGATE" shall have the meaning set forth in Section 13.13(n) hereof.

          "ASSET SALE" shall mean any sale, lease, conveyance, transfer or other disposition by the Borrower or any Subsidiary (including by way of merger or consolidation of a Subsidiary or sale-leaseback transaction), in any transaction or group of transactions that are part of a common plan, of any asset, other than sales and dispositions of the type described in clauses (a) through (f) in
Section 10.5 hereof.

          "ASSETS" shall include all of the Borrower's machinery, data processing hardware and software, furniture, fixtures, dies, tools, jigs, office equipment and other tangible personal property of the Borrower, and all accessions, accretions, and additions to Equipment, and all other component and auxiliary parts used or to be used in connection with or attached to any of the same, wherever located, whether now owned or hereafter acquired, including, without limitation, the Comcast Assets.

          "AUTHORIZED REPRESENTATIVE" shall mean each Person designated from time to time, as appropriate, in a Written Notice by the Borrower to the Agent for the purposes of giving notices of borrowing, conversion or renewal of Revolving Advances, which designation shall continue in force and effect until terminated in a Written Notice to the Agent.

          "BARCLAYS" shall mean Barclays Bank PLC, New York Branch, and its successors and assigns.

          "BASE RATE" shall mean a fluctuating interest rate per annum (calculated on the basis of actual days elapses over a 365 day year) as shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of (a) the rate of interest announced publicly by UBS in New York, New York from time to time as its base rate for U.S. dollar loans, such rate to change when and as such announced rate changes, plus (x) at any time prior to the date of the closing of the Initial Equity Issuance, one and three-quarters percentage points (1-3/4%), and (y) on and following the date of the closing of the Initial Equity Issuance, one-quarter percentage point ( 1/4%), and (b) one-quarter percentage point ( 1/4%) above the Federal Funds Rate.

          "BASE RATE ADVANCE" shall mean any portion of an Advance which is not a Eurodollar Advance.

          "BILL OF SALE" shall have the meaning set forth in the Purchase Agreement.

          "BOARD" shall mean the Board of Governors of the Federal Reserve System or any successor agency or entity performing substantially the same functions.

          "BORROWER" has the meaning set forth in the preamble to this Agreement.

          "BORROWER'S CERTIFICATE" shall have the meaning set forth in Section
2.7 hereof.

          "BORROWING BASE" shall mean, as of any time, an amount equal to the sum of (a) 33% of the aggregate value (determined at the lower of cost (at the lower of a first-in, first-out basis and a weighted average of cost basis) and current market value) of Eligible Inventory as indicated on the most recent Borrowing Base Certificate delivered to the Agent by the Borrower as of such time, plus (b) 80% of the Net Amount of Eligible Receivables as of such time.

          "BORROWING BASE CERTIFICATE" shall have the meaning set forth in
Section 9.1(j) hereof.

          "BORROWING LIMIT" shall have the meaning set forth in Section 2.2(a) hereof.

          "BUSINESS DAY" shall mean (a) for those portions of Advances constituting Base Rate Advances and in any event for the purposes of Section 11.1(b) hereof, any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required to close; and (b) for those portion of Advances constituting Eurodollar Advances but in no event for the purposes of Section 11.1(b) hereof, the days described in the immediately preceding subclause (a) for the definition of Business Day, but excluding therefrom any day on which commercial banks are not open for dealings in Dollar deposits in the London (England, U.K.) interbank market.

          "CCI" shall mean Centre Capital Investors L.P., a Delaware limited partnership.

          "CAPITAL EXPENDITURES" shall mean, for any fiscal period and as determined in accordance with GAAP, all expenditures (whether made in the form of cash or other property, including, without limitation, expenditures made by exchanging or trading in property) for, or contracts for expenditures with respect to, any fixed assets or improvements, or for replacements, substitutions or additions thereto, that have a useful life of more than one year, including, but not limited to payments on account of (i) the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise, (ii) any Liens permitted pursuant to Section 10.2(d) hereof, and
(iii) Capital Leases; provided, however, that solely for the purpose of calculating the covenant set forth in Section 10.1 hereof, Capital Expenditures shall exclude capitalized labor expenditures.

          "CAPITAL LEASE" of any Person shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of such Person.

          "CAPITALIZED LEASE OBLIGATIONS" of any Person shall mean, at any time, all obligations under Capital Leases of such Person in each case taken at the amount thereof accounted for as liabilities at such time in accordance with GAAP.

          "CASH INTEREST EXPENSE" of the Borrower and its Subsidiaries for each of the most recent four consecutive fiscal quarter periods, shall mean the aggregate amount of cash required to be applied to Interest Expense by the Borrower and its Subsidiaries during such period.

          "CENTRE PARTNERS" shall mean Centre Partners L.P., a Delaware limited partnership.

          "CENTRE PARTNERS ENTITIES" shall mean Centre Partners and other entities under the exclusive management control of Centre Partners and of which Centre Partners maintains sole controlling interest and owns at least a 50% equity interest.

          "CERTIFICATE" shall have the meaning set forth in Section 3.4(b) hereof.

          "CERTIFICATES OF EXEMPTION" shall have the meaning set forth in
Section 3.4(b) hereof.

          "CHANGE OF CONTROL" shall mean (i) a "Transfer Event", as such term is defined in the Partnership Agreement in effect on the New Closing Date, (ii) a "Transfer Event", as such term is defined in the Subordinated Loan Documents in effect on the Closing Date, (iii) any other event the result of which is that Centre Partners Entities shall cease to hold a majority equity interest and sole controlling interest in the Managing General Partner, (iv) any other event the result of which is that Managing General Partner or another Centre Partners Entity is no longer the sole managing general partner of the Borrower, or (v) any other event the result of which is that Centre Partners Entities shall cease to own a majority of the common partnership interests and a majority of the voting equity interests in the Borrower.

          "CHANGE OF LAW" shall mean any law, treaty, order, directive or regulation or in the interpretation thereof or any ruling, decree, judgment or recommendation, or any request, guideline or directive (whether or not given the force of law) in any case adopted, issued or newly effective after the Closing Date, or any change, adopted, newly effective or issued after the Closing Date of any of the foregoing (and including in any event all risk based capital guidelines heretofore adopted by the Comptroller of the Currency, the Board or any other banking regulatory agency, domestic or foreign, to the extent that any provision contained therein does not have to be complied with as of the date hereof), by any regulatory body, court or any administrative or Governmental Body charged or claiming to be charged with the administration thereof.

          "CHANNEL CAPACITY" shall mean any capacity for transmission of programming material, data or other intelligence.

          "CHANNEL CAPACITY PROVIDERS" shall mean those parties which provide, and those parties which may in the future provide, any Channel Capacity to the Borrower or to any of its FCC Affiliates, whether by lease, joint venture, cost-sharing arrangement, or any other agreement or arrangement; the term "Channel Capacity Providers" shall include, without limitation, the respective FCC licensees of those FM broadcast and/or other stations from which the Borrower leases a sub-carrier channel or other Channel Capacity from time to time, including, without limitation, those channels of communication leased on the Closing Date pursuant to leases listed on Schedule 1-a attached hereto.

          "CLAIMS" shall have the meaning set forth in Section 2.15(c) hereof.

          "CLASS A-1 PARTNERSHIP INTERESTS" shall mean the class A-1 limited partnership interests of the Borrower issued pursuant to the Partnership Agreement and held on the Closing Date by Centre Partners Entities.

          "CLASS A-2 PARTNERSHIP INTERESTS" shall mean the class A-2 limited partnership interests of the Borrower issued pursuant to the Partnership Agreement and held on the New Closing Date by UBS (or an Affiliate), Internationale Nederlanden (U.S.) Finance Corporation (or an Affiliate), and Mr. John A. Hawkins.

          "CLASS B PARTNERSHIP INTERESTS" shall mean the class B limited partnership interests of the Borrower issued pursuant to the Partnership Agreement and held on the Closing Date by certain members of Muzak Management.

          "CLASS C EXCHANGE NOTES" shall mean those certain subordinated promissory notes of the Borrower in substantially the form attached hereto as
Exhibit 1-a, that may be issued by the Borrower in exchange for the Class C Partnership Interests pursuant to the terms of Section 2.1 of the Purchase Agreement and Section 16.02 of the Partnership Agreement, as they may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, which promissory notes shall in all events be subject to the terms of the applicable Subordination Agreement.

          "CLASS C PARTNERSHIP INTERESTS" shall mean the class C limited partnership interests of the Borrower issued pursuant to the Partnership Agreement and held on the New Closing Date by the Company.

          "CLASS C SUBORDINATION AGREEMENT" shall mean that certain Exchange Note Subordination Agreement, dated the Closing Date, by and among the Borrower, the Company, Barclays and the Agent, in substantially the form attached hereto as Exhibit 1-b.

          "CLASS C-1 EXCHANGE NOTES" shall mean those certain subordinated promissory notes of the Borrower in substantially the form attached hereto as
Exhibit 1-c, that may be issued by the Borrower in exchange of the Class C-1 Partnership Interests pursuant to the terms of Section 2.1 of the Comcast Purchase Agreement and Section 17.02 of the Partnership Agreement as they may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, which promissory notes shall in all events be subject to the terms of the applicable Subordination Agreement.

          "C-1 HOLDERS" shall mean, at any time, the holders of the Class C-1 Partnership Interests at such time, and on the New Closing Date shall mean Comcast Sound Communications, Inc., an Illinois corporation, and Comcast Sound Communications, Inc., a Colorado corporation.

          "CLASS C-1 PARTNERSHIP INTERESTS" shall mean the class C-1 limited partnership interests of the Borrower issued pursuant to the Partnership Agreement and held on the New Closing Date by the C-1 Holders.

          "CLASS C-1 SUBORDINATION AGREEMENT" shall mean that certain Subordination Agreement, dated the New Closing Date, by and among the Borrower, CSCI, Barclays and the Agent, in substantially the form attached hereto as
Exhibit 1-d, as it may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "CLOSING DATE" shall mean September 4, 1992.

          "CODE" shall mean, at any date, the Internal Revenue Code of 1986, as the same shall be in effect at such date, and the regulations thereunder.

          "COLLATERAL" shall mean all property and interests therein (real and personal, tangible and intangible) in which a Lien is now or hereafter granted to the Agent, the Lenders or any Issuing Lender by any Credit Party or any Subsidiary thereof as security for the Lender Debt or any guarantee thereof, including, without limitation, the Letter of Credit Cash Collateral and the collateral security referred to in Section 3.4(f) hereof.

          "COMCAST ACQUISITION" shall have the meaning set forth in the preamble to this Agreement.

          "COMCAST ASSETS" shall have the meaning set forth in the preamble to this Agreement.

          "COMCAST PURCHASE AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

          "COMCAST PURCHASE DOCUMENTS" shall mean the Comcast Purchase Agreement, together with the schedules attached thereto, the bill of sale, the non-competition agreement and each other document, instrument or agreement (other than the Partnership Agreement, the Class C-1 Exchange Notes and the Class C-1 Exchange Note Subordination Agreement) executed in connection with the Comcast Acquisition.

          "COMMITMENT" shall mean, with respect to each Lender, such Lender's Revolving Commitment and Term Loan Commitment.

          "COMMITMENT LETTER" shall mean the letter agreement, dated November 24, 1993, and accepted and agreed by the Borrower (and, as to their respective obligations under the Guaranteed Loan Guarantees and the Put and Call, MLP and
CCI), as supplemented by the Fee Letter, as such letter agreement may be amended from time to time in accordance with its terms, and the term sheet attached thereto.

          "COMMUNICATIONS ACT" shall mean the Communications Act of 1934, as amended.

          "COMPANY" shall mean, MLP Sales Limited Partnership, a Delaware limited partnership, and known prior to the Closing Date as Muzak Limited Partnership.

          "CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section
13.20 of this Agreement.

          "CONTINGENT OBLIGATIONS" of any Person shall mean any direct or indirect liability of such Person (i) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent by the Person incurring such liability is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof; (ii) under any letter of credit issued for the account of such Person or for which such Person is otherwise liable for reimbursement thereof; (iii) net obligations under any Hedge Agreement; or (iv) to advance or supply funds or otherwise to assure or hold harmless the owner of a primary obligation against loss in respect thereof. Contingent Obligations shall include, without limitation, (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise); (ii) to maintain the Solvency or any balance sheet item, level of income or financial condition of another; or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclauses (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the immediately preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

          "CONVERTED LOAN" shall mean a subordinated loan of up to $5,000,000 principal amount (and the related subordinated loan documents), that may be issued by the Borrower (i) to UBS in partial satisfaction of the Guaranteed Loan, or (ii) to MLP in connection with the fulfillment by either guarantor under the Guaranteed Loan Guarantees of their obligations thereunder, in each case, subject to the specified circumstances and pursuant to the terms and conditions set forth in the Guaranteed Note and the Put and Call, which Converted Loan shall be on terms substantially identical (including concurrent payment dates for principal and interest thereunder) to the Subordinated Loan Agreement.

          "CONVERTED EQUITY" shall mean up to 5,000,000 units of Class A-2 Partnership Interests that may be issued by the Borrower, either (i) to UBS in partial satisfaction of the Guaranteed Loan, or (ii) to MLP in connection with the fulfillment by either guarantor under the Guaranteed Loan Guarantees of their obligations thereunder, in each case, subject to specified circumstances and pursuant to the terms and conditions set forth in the Guaranteed Note and the Put and Call.

          "CREDIT PARTIES" shall mean and include the Borrower, its Subsidiaries, if any, and MLP Communications Company.

          "CSCI" shall have the meaning set forth in the preamble to this Agreement.

          "CURRENT ASSETS" shall mean all assets of the Borrower and its Subsidiaries, determined on a combined basis, that would, in accordance with GAAP, be classified as current assets, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

          "CURRENT LIABILITIES" shall mean all liabilities of the Borrower and its Subsidiaries, determined on a combined basis (excluding current maturities (that is, those that will become due within 12 months following the date of determination) for Indebtedness for Borrowed Money), that would, in accordance with GAAP, be classified as current liabilities.

          "DEFAULT" shall mean an event, act or condition which with the giving of notice or the lapse of time, or both, would constitute an Event of Default, provided, however, that a default in payment by any Credit Party of any Additional Indebtedness shall not be deemed a Default hereunder until the tenth Business Day following (i) the date of demand therefor, if such Additional Indebtedness became due upon demand, or (ii) the date such payment became due, if such Additional Indebtedness became due without demand.

          "DISCLOSURE SCHEDULES" shall mean all schedules delivered by the Company pursuant to the Purchase Agreement.

          "DISTRIBUTABLE INCOME TAXES" shall mean, for any tax period (including any quarterly estimated tax period) (but only for such periods as the Borrower is treated as a partnership under the Code), distributions by the Borrower to any Person who is treated as a taxpayer with respect to the Partnership Interests to enable such Person to discharge any cash tax liabilities incurred by such Person solely as a result of such Person's Partnership Interest in the Borrower, provided, however, the amount distributed to all Persons shall not exceed in the aggregate the lesser of (x) the product of (i) the taxable income of the Borrower that the Borrower reports (or would report for such tax period if a return were due) for Federal income tax purposes determined as if the Borrower were a separately taxable entity and (ii) a percentage equal to the lesser of (a) 50%, or (b) the sum of (1) the highest marginal Federal income tax rate applicable to individuals or, if higher, the highest marginal Federal income tax rate applicable to corporations, in effect for such tax period and
(2) the product of (r) the highest marginal combined New York State and New York City income tax rate applicable to individuals or, if the corporate rate is determined to be the applicable rate in clause (x)(ii)(b)(1) hereof, the highest marginal combined New York State and New York City income tax rate applicable to corporations, in effect for such tax period, and (s) 1 minus the marginal Federal income tax rate determined for such tax period pursuant to clause
(x)(ii)(b)(1) hereof, and (y) the product of (i) the sum of the taxable income and taxable loss of the Borrower that the Borrower reports (or would report for all such tax periods if returns were due) for Federal income tax purposes for all tax periods that the Borrower has been in existence determined as if the Borrower were a separate taxable entity and (ii) a percentage equal to the lesser of (a) 50%, or (b) the sum of (1) the highest marginal Federal income tax rate applicable to individuals or, if higher, the highest marginal Federal income tax rate applicable to corporations in effect for such tax period and (2) the product of (r) the highest marginal combined New York State and New York City income tax rate applicable to individuals or, if the corporate rate is determined to be the applicable rate in clause (y)(ii)(b)(1) hereof, the highest marginal combined New York State and New York City income tax rate applicable to corporations, in effect for such tax period, and (s) 1 minus the marginal Federal income tax rate determined for such tax period pursuant to clause
(y)(ii)(b)(1) hereof.

          "EARN-OUT NOTES" shall mean those certain subordinated earn-out promissory notes of the Borrower in substantially the form attached hereto as
Exhibit 1-e, that may be issued by the Borrower pursuant to the terms of Section 2.5(b) of the Purchase Agreement, which promissory notes shall be subject to the terms of the applicable Subordination Agreement.

          "EARN-OUT PAYMENT" shall mean that certain earn-out payment to the extent payable by the Borrower pursuant to the terms of Section 2.5 of the Purchase Agreement (as in effect on the Closing Date or otherwise amended with the written consent of the Majority Lenders) and to the extent not prohibited by
Section 10.6(c) hereof.

          "EARN-OUT SUBORDINATION AGREEMENT" shall mean that certain Earn-Out Subordination Agreement, dated the Closing Date, by and among the Borrower, the Company, Barclays and the Agent, in substantially the form attached hereto as
Exhibit 1-f, as it may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "EBITDA" of the Borrower and its Subsidiaries for any period shall mean, determined on a combined basis in accordance with GAAP, the sum of (i) the Net Income from operations of the Borrower and its Subsidiaries for such period, without giving effect to (x) any extraordinary or non-recurring gains (losses) (not in the ordinary course of business) or (y) other gains (losses) from the sale of assets (other than the sale of Inventory in the ordinary course of business); plus (ii) to the extent that any of the items referred to in any of clauses (A) through (C) below were deducted in calculating such Net Income: (A) Interest Expense of the Borrower and its Subsidiaries for such period; (B) management related expenses of the Borrower, its Subsidiaries and the Managing General Partner with respect to their operations for such period (such as, by way of example, tax, legal and audit expenses and directors' fees of the corporation which is the managing general partner of the Managing General Partner, which directors' fees shall not to exceed $100,000 (plus cost of living increases not to exceed 5% per annum) in the aggregate for any one calendar year); and (C) the amount of all non-cash charges (including, without limitation, depreciation and amortization and non-cash charges relating to the Management Option Plan) of the Borrower and its Subsidiaries for such period; minus (plus) (iii) the amount of all non-cash gains (losses) included in determining such Net Income for such period.

          "ELIGIBLE INVENTORY" shall mean only such Inventory of the Borrower and its Subsidiaries as the Agent, in its reasonable discretion, shall from time to time elect to consider Eligible Inventory for purposes of this Agreement.
The value of such Inventory shall be determined by the Agent, in its reasonable discretion, taking into consideration the lowest of its cost (at the lower of a first-in, first-out basis and a weighted average of cost basis), its book value determined in accordance with GAAP and its current market value. Criteria for eligibility may be fixed and revised from time to time by the Agent in its reasonable discretion. By way of example only, and without limiting the discretion of the Agent to consider any Inventory not to be Eligible Inventory, the Agent may consider any of the following classes of Inventory not to be Eligible Inventory: (a) Inventory subject to any Lien, other than those granted in favor of the Agent; (b) Inventory financed by bankers' acceptances, but only until the payment in full of the related bankers' acceptances by the Borrower;
(c) Inventory which is obsolete, damaged, unsalable or otherwise unfit for use; provided, that salvage inventory shall not be so excluded to the extent it may be returned to the vendor or manufacturer thereof for a full refund; (d) Inventory located on any premises under a lease as to which no Landlord's Certificate has been delivered to the Agent; and (e) Inventory in respect of which the relevant Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not or has ceased to create a valid and perfected first priority Lien in favor of the Lenders securing the Lender Debt.

          "ELIGIBLE RECEIVABLES" shall mean at the time of calculation bona fide outstanding Receivables of the Borrower and its Subsidiaries (i) in which the Agent has a first priority perfected security interest; (ii) which arose in the ordinary course of the Borrower's or any of its Subsidiary's businesses; (iii) as to which all applicable services have been duly performed or as to which all goods have been delivered to the account debtor or which are otherwise due in accordance with their terms; and (iv) which do not relate to goods or services to be delivered or performed more than 30 days following the time of calculation, provided, however, that this clause (iv) shall not apply to up to $225,000 of Receivables (that but for this clause (iv) qualify as Eligible Receivables) to the extent that the billing and payment schedules with respect to such

Receivables are in the ordinary course of the Borrower's business. The term "Eligible Receivables" shall not include any Receivable (a) not included in "Owned Affiliate Division Receivables" on the Borrower's books and records (which "Owned Affiliate Division Receivables" shall continue to include after the New Closing Date all Receivables created with respect to the Comcast Assets) with respect to which more than 60 days have elapsed since the due date thereof (without giving effect to any extensions of the due date); (b) included in "Owned Affiliate Division Receivables" on the Borrower's books and records with respect to which more than 90 days have elapsed since the invoice date thereof;
(c) with respect to which any of the representations and warranties contained in
Section 12.18 hereof are not or have ceased to be true, complete and correct;
(d) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason; (e) owed by an account debtor which: (1) does not maintain its chief executive office in the United States; or (2) is not organized under the laws of the United States or any State thereof, except to the extent, in the case of either (1) or (2), such account debtor has provided to the Borrower or the applicable Subsidiary a letter of credit (issued by a bank, and in form, acceptable to the Agent) supporting the payment of such Receivables; (f) owed by an account debtor which has taken any action, or suffered any event to occur, of the type described in paragraph (h) or (i) of Section 11.1 hereof; (g) as to which either the perfection, enforceability, or validity of the security interest in such Receivable, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Receivable, is governed by any federal, state, or local statutory requirements other than those of the UCC; (h) owed by an account debtor to which the Borrower or any of its Subsidiaries owes any Indebtedness (other than arising under or in connection with the agreement which gave rise to such Receivable) and which account debtor has asserted a right of set-off, or any other account debtor who has asserted a right of set-off and, in each case, has a basis to assert a right of set-off, or who has disputed and has a basis to dispute any liability or who has acknowledged its inability to pay or made any claim with respect to any other Receivable due from such account debtor; but in each such case only to the extent of such Indebtedness, set-off, dispute, or claim; (i) if such Receivable or the sale or provision of goods or services giving rise thereto contravenes any applicable law, rule or regulation, including any law, rule or regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices or privacy; (j) if 50% or more of the aggregate outstanding balance of all Receivables of such account debtor have not been paid as of the applicable date set forth in clause (a) or clause (b) above; (k) to the extent existing from franchise payments that are required to be, or otherwise are forwarded, to Franchisees and licensees, or (l) if the Agent (1) believes in its good faith discretion that the prospect of collection of such Receivable is impaired for any reason or that the Receivable may not be paid by reason of the account debtor's financial inability to pay, or (2) is not satisfied with the credit standing of the account debtor with respect to the amount of Receivables payable to the Borrower or the applicable Subsidiary by such account debtor.

          "EMPLOYEE PLAN" shall mean an "employee benefit plan" as defined in
Section 3(3) of ERISA, other than a Multiemployer Plan, which is maintained for, or contributions are made on behalf of, employees of (i) any Credit Party, or
(ii) any ERISA Affiliate.

          "ENVIRONMENTAL LAW" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery

Act of 1976, as amended, any "Superfund" or "Superlien" law, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, and any other Federal, state, or local statute, rule, regulation, ordinance, interpretation, order, judgment, or decree, as now or at any time hereafter amended or in effect and applicable to the Borrower and its Subsidiaries, regulating, relating to or imposing liability or standards of conduct concerning the manufacture, processing, distribution, use, treatment, handling, storage, disposal, or transportation of Hazardous Materials, or air emissions, water discharges, noise emissions, or otherwise concerning the protection of the outdoor or indoor environment.

          "ERISA" shall mean, at any date, the Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder, all as the same shall be in effect at such date.

          "ERISA AFFILIATE" shall mean any Person that for purposes of Title I and Title IV of ERISA and Section 412 of the Code is (i) a member of the controlled group of, or under common control with (within the meaning of Section 414 of the Code and the regulations promulgated and the rulings issued thereunder) any Credit Party (or, to the extent that the Agent or any Lender has recourse to it under a Guaranty, any Guarantor), or (ii) solely for purposes of Sections 9.13, 10.11, 11.1(k) and 12.13 hereof (except as otherwise specified in such Sections), a member of the controlled group of, or under common control with (within the meaning of Section 414 of the Code and the regulations promulgated and the rulings issued thereunder) MLP or any Credit Party (or, to the extent that the Agent or any Lender has recourse to it under a Guaranty, any Guarantor); provided, that delivery by the Borrower of any (x) notice pursuant to Section 9.13, or (y) representation or schedule pursuant to Section 12.13 shall not, in and of itself, be construed as an admission that MLP is in a controlled group or under common control with any Credit Party (or such Guarantor) within the meaning of Section 414 of the Code and the regulations promulgated and the rulings issued thereunder.

          "ERISA EVENT" shall mean, with respect to any Credit Party or any ERISA Affiliate and with respect to any Pension Benefit Plan subject to Title IV of ERISA or Section 412 of the Code, (a) a Reportable Event, (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, but only to the extent that such withdrawal results in the assessment of a material withdrawal liability with respect to any Credit Party or any ERISA Affiliate, (c) the failure to make required contributions which would result in the imposition of a Lien under Section 412 of the Code or
Section 302 of ERISA, or (d) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Benefit Plan or to cause the imposition of any material liability on any Credit Party or any ERISA Affiliate under Title IV of ERISA.

          "EURODOLLAR ADVANCE" shall mean that portion of the Term Loan or of any Revolving Advance designated to bear interest based upon the Adjusted Eurodollar Rate as provided in Section 2 hereof.

          "EURODOLLAR RATE" shall mean, for any Interest Period for any Eurodollar Advance, an interest rate per annum (calculated on the basis of actual days elapsed over a 360-day year) equal to the offered quotation, if any, to first-class banks in the London (England, U.K.) interbank market by the Agent for U.S. dollar deposits of amounts and in funds comparable to the principal amount of such Eurodollar Advance requested by the Borrower for which the Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 A.M. (New York time) two Business Days prior to the commencement of such Interest Period, subject, however, to the provisions of Section 2.14 hereof.

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 11.1 hereof.

          "EXCESS CASH FLOW" shall mean for any Fiscal Year of the Borrower (A) Net Income of the Borrower and its Subsidiaries for such Fiscal Year, minus (B) Distributable Income Taxes for such Fiscal Year, plus (C) the amount of depreciation, depletion and amortization expense of the Borrower and its Subsidiaries for such Fiscal Year to the extent subtracted in determining Net Income in item (A) above, minus (D) the amount of all payments of principal actually made by the Borrower and its Subsidiaries during such Fiscal Year on Indebtedness for Borrowed Money of the Borrower and its Subsidiaries (including the Earn-Out Payment, but other than on the Revolving Loan, except to the extent that any such principal is paid pursuant to Section 2.8, Section 3.1(b), (c) and
(d), and Section 3.2(a) and (d) hereof, in any case to permanently reduce the Revolving Credit Facility Commitment), minus (E) the amount of Capital Expenditures made in cash by the Borrower and its Subsidiaries in accordance with Section 10.1 hereof for such Fiscal Year, minus (F) any increase in Working Capital of the Borrower and its Subsidiaries for such Fiscal Year over that of the immediately preceding Fiscal Year of the Borrower, plus (G) any decrease in Working Capital of the Borrower and its Subsidiaries for such Fiscal Year from that of the immediately preceding Fiscal Year of the Borrower, minus (H) any reduction in long-term cash liabilities (other than Indebtedness for Borrowed Money of the Borrower and its Subsidiaries during such Fiscal Year), plus (I) Interest Expense of the Borrower and its Subsidiaries which was taken into account in determining Net Income for such Fiscal Year, to the extent such Interest Expense is not Cash Interest Expense, minus (J) Cash Interest Expense of the Borrower and its Subsidiaries which not was taken into account in determining Net Income for such Fiscal Year. For the purposes of this definition, the fiscal period of the Borrower ending on December 31, 1992 shall be deemed to be a Fiscal Year.

          "EXCLUDED CLAIMS" shall have the meaning set forth in Section 2.15(c) hereof.

          "EXCLUDED TAXES" shall mean franchise taxes and taxes upon or determined by reference to any Lender's net income, in each case, imposed by the United States of America or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which the Initial Eurodollar Office or other branch of any Lender is located or in which any Lender is organized or has its principal or registered office (including, without limitation, branch taxes imposed by the United States or similar taxes imposed by any subdivision thereof).

          "EXECUTIVE AGREEMENTS" shall mean the executive compensation agreements between the Borrower and Muzak Management from time to time, and on the Closing Date shall mean the executive compensation agreements contained in
Exhibit 1-g attached hereto.

          "EXTRAORDINARY RECEIPT" shall mean the receipt by the Borrower of cash receipts not in the ordinary course of business or otherwise not taking into account in calculating EBITDA, provided, however, that an Extraordinary Receipt shall not include cash receipts received from: (i) an Asset Sale; (ii) an Issuance; (iii) proceeds of insurance required to be maintained under Section
9.3 hereof; (iv) adjustments to the purchase price paid to the Borrower under the Purchase Agreement, or (v) adjustments to the purchase price paid to the Borrower under the Comcast Purchase Agreement.

          "FCC" shall mean the Federal Communications Commission.

          "FCC AFFILIATES" shall mean at any time each General Partner, Subsidiary, Guarantor, Music Holdings Corp., MLP Communications Company and each General Partner of MLP Communications Company.

          "FCC LEASE ASSIGNMENTS" shall mean those certain collateral assignments from the Borrower to the Agent on behalf of the Lenders of the FCC Leases, dated the Closing Date (together with similar assignments for FCC Leases entered into by the Borrower after the Closing Date) in substantially the form attached hereto as Exhibit 1-h.

          "FCC LEASES" shall mean those certain lease agreements between the Borrower and MLP Communications Company for the leasing by the Borrower of channel capacity under the FCC Licenses in substantially the respective forms attached hereto as Exhibit 1-i.

          "FCC LICENSE LETTER" shall mean that certain letter agreement among the Borrower, MLP Communications Company and the Agent, pursuant to which, so long as any Lender Debt is outstanding, (i) the Borrower will agree to transfer and assign to MLP Communications Company any FCC License acquired by the Borrower or any of its Affiliates after the Closing Date; (ii) MLP Communications Company will agree to promptly enter into a FCC Lease with the Borrower relating to each FCC License acquired by or transferred or assigned to it after the Closing Date; and (iii) MLP Communications Company will agree not to transact any other business, incur any liability or own any other asset other than owning the FCC Licenses and entering into and performing its obligations under the FCC Leases, which letter agreement shall be substantially in the form attached hereto as Exhibit 1-j.

          "FCC LICENSES" shall mean the FCC licenses listed on Schedule 1-b attached hereto, and any and all other licenses, permits and authorizations which may hereafter be issued by the FCC to MLP Communications Company (or, if issued to the Borrower or any other FCC Affiliate, transferred (or required to be transferred) to MLP Communications Company pursuant to the terms of Section 9.7(d) hereof).

          "FCC RULES" shall mean the FCC rules and regulations as set forth in Title 47 of the Code of Federal Regulations, and the FCC's policies thereunder and under the Communications Act as in effect from time to time.

          "FEDERAL BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto.

          "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided, that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

          "FEE LETTER" shall mean that certain fee letter, dated November 24, 1993, from UBS and accepted and agreed by the Borrower, as such letter may be amended from time to time in accordance with its terms.

          "FISCAL YEAR" shall mean, with respect to the Borrower and its Subsidiaries, a period beginning on the first day after the last day of the preceding "Fiscal Year" of such Person and ending on the next following December 31st, except, that, the Fiscal Year for 1992 of the Borrower and its Subsidiaries shall commence on September 1, 1992 and end on December 31, 1992.

          "FIXED CHARGE COVERAGE RATIO" shall mean, for any Fiscal Year of the Borrower and its Subsidiaries on a combined basis, the ratio obtained by dividing (a) the difference of (i) EBITDA for such Fiscal Year, minus (ii) the sum of (x) Capital Expenditures, plus (y) Distributable Income Taxes, in each case for such Fiscal Year, by (b) the sum of (i) scheduled mandatory principal payments on Indebtedness for Borrowed Money deducted under clause (D) of the definition of Excess Cash Flow for such Fiscal Year, plus (ii) Cash Interest Expense for such Fiscal Year.

          "FOREIGN LENDER" shall have the meaning set forth in Section 3.4(b) hereof.

          "FRANCHISE CONTRACTS" shall mean the franchise contracts of the Borrower from time to time, and on the Closing Date shall mean the franchise contracts listed on Schedule 1-c hereto.

          "FRANCHISEES" shall mean the franchisees subject to the Franchise Contracts.

          "GAAP" shall have the meaning set forth in Section 1.4 hereof.

          "GENERAL PARTNERS" shall mean the Managing General Partner and the Administrative General Partner.

          "GENERAL PARTNERSHIP INTERESTS" shall mean the general partnership interests of the Borrower issued pursuant to the Partnership Agreement and held on the Closing Date by the General Partners.

          "GERMAN LICENSEE SHARES" shall have the meaning set forth for such term in the Purchase Agreement.

          "GOVERNMENTAL BODY" shall mean any federal, state, local or foreign governmental authority or regulatory body, any subdivision, agency, commission or authority thereof or any quasi-governmental or private body exercising any governmental regulatory authority thereunder and any Person directly or indirectly owned by and subject to the control of any of the foregoing, or any court, arbitrator or other judicial or quasi-judicial tribunal.

          "GOVERNMENTAL PERMITS" shall all licenses, franchises, permits, privileges, immunities, approvals, and other authorizations from a Governmental Body.

          "GOVERNMENTAL RULE" shall mean any statute, law, treaty, rule, code, ordinance, regulation, permit, certificate or order of any Governmental Body or any judgment, decree, injunction, writ, order or like action of any Governmental Body.

          "GUARANTEED LOAN" shall mean that certain loan made by UBS to the Borrower on the New Closing Date in the principal amount of $10,000,000 pursuant to the Guaranteed Note.

          "GUARANTEED LOAN DOCUMENTS" shall mean the Guaranteed Note, the Put and Call, the Guaranteed Loan Guarantees, the documents with respect to the Converted Loan and each other document or instrument now or hereafter delivered to UBS in direct connection herewith or therewith, provided, however, that the Loan Documents shall not constitute Guaranteed Loan Documents.

          "GUARANTEED LOAN GUARANTEES" shall mean those two certain unconditional guarantees of the obligations under the Guaranteed Note or the Put and Call, as the case may be, in substantially the forms attached hereto as
Exhibit 1-k, as each of such guarantees may be amended, modified or supplemented from time to time in accordance with the terms hereof and the Guaranteed Note.

          "GUARANTEED LOAN MATURITY DATE" shall mean October 31, 1994.

          "GUARANTEED NOTE" shall mean that certain senior guaranteed note in the principal amount of $10,000,000 issued by the Borrower and payable to the order of UBS, dated the New Closing Date, in substantially the form attached hereto as Exhibit 1-l, as such document may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "GUARANTORS" shall mean, at any time, MLP Communications Company; and
(ii) each of the Borrower's other present or future Subsidiaries.

          "GUARANTY" shall have the meaning set forth in Section 5.7 hereof.

          "GUARANTY ACCRUED OBLIGATIONS" shall mean the amounts in cash, if any, actually paid to UBS by MLP under the Put and Call in excess of the aggregate principal amount of the Converted Loan and the aggregate face amount of the Converted Equity.

          "HAZARDOUS MATERIAL" shall mean any pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of) any Environmental Law and any other toxic, reactive, or flammable chemicals, including (without limitation) any asbestos, any petroleum (including crude oil or any fraction), any radioactive substance and any polychlorinated biphenyls; provided, in the event that any Environmental Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and provided, further, to the extent that the applicable laws of any state establish a meaning for "hazardous material," "hazardous substance," "hazardous waste," "solid waste" or "toxic substance" which is broader than that specified in any Environmental Law, such broader meaning shall apply.

          "HEDGE AGREEMENT" shall have the meaning set forth in clause (v) of the definition of Indebtedness.

          "INDEBTEDNESS" of any Person shall mean all items which, in accordance with GAAP, would be included in determining total liabilities of such Person as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined and, in any event, shall include (without limitation and without duplication) (i) all Indebtedness for Borrowed Money of such Person; (ii) any liability of such Person secured by any Lien on property owned or acquired by such Person, whether or not such liability shall have been assumed; (iii) all Contingent Obligations of such Person; (iv) the Earn-Out Payment; and (v) all obligations (other than obligations to pay fees in connection therewith) of such Person in respect of interest rate swap agreements, currency swap agreements and other similar agreements designed to hedge against fluctuations in interest rates or foreign exchange rates with any Lender or Affiliate of any Lender (each, a "HEDGE AGREEMENT").

          "INDEBTEDNESS FOR BORROWED MONEY" of any Person shall mean, without duplication, all Indebtedness for borrowed money or evidenced by notes, bonds, debentures or similar evidences of Indebtedness of such Person, all obligations of such Person for the deferred and unpaid purchase price of any property, service or business (other than trade and other accounts payable incurred in the ordinary course of business and constituting Current Liabilities and the Earn-Out Payment at any time prior to the date it becomes due and payable), and all obligations of such Person under Capital Leases.

          "INDEMNIFIED PARTY" shall have the meaning set forth in Section 2.15(c) hereof.

          "INITIAL EQUITY ISSUANCE" shall mean an initial public Issuance (other than by virtue of a Takeout Financing) by the Successor Corporation of its common stock in which (i) the aggregate Net Proceeds to the Successor Corporation therefrom are equal to or greater than $25,000,000 in cash, and (ii) the full Net Proceeds therefrom are applied in the manner set forth in Section 3.1(f) hereof.

          "INITIAL EURODOLLAR OFFICE" shall mean, for any Lender, the branch or Affiliate of such Lender designated as the Initial Eurodollar Office of such Lender in Schedule 1-d hereto.

          "INTELLECTUAL PROPERTY" shall mean the "Proprietary Rights" (as such term is defined in the Purchase Agreement) acquired by the Borrower in the Acquisition and in the Comcast Acquisition, and all similar property hereafter acquired, including, without limitation, all trademarks, tradenames, trade secrets, servicemarks, patents and licenses (other than the FCC Licenses) acquired by the Borrower on the Closing Date or hereafter acquired by the Borrower or any Subsidiary.

          "INTEREST COVERAGE RATIO" shall mean, for any four consecutive fiscal quarter period, the ratio obtained by dividing (a) EBITDA of the Borrower and its Subsidiaries on a combined basis for such fiscal period, by (b) Cash Interest Expense for such fiscal period.

          "INTEREST EXPENSE" shall mean, with respect to any Person for any fiscal period, the excess, if any, of (i) cash interest expense of such Person during such period determined in accordance with GAAP, and shall include in any event, without limitation, interest expense with respect to Indebtedness for Borrowed Money over (ii) interest income of such Person for such period.

          "INTEREST PAYMENT DATE" shall mean, with respect to each Eurodollar Advance, the last day of the Interest Period for such Eurodollar Advance; provided, however, that with respect to each Interest Period for any Eurodollar Advance of a duration of three or more months, the Interest Payment Date with respect to such Eurodollar Advance shall include, in addition to the last day of such Interest Period, each day which occurs every three months after the initial date of such Interest Period.

          "INTEREST PERIOD" shall mean, with respect to each Eurodollar Advance, initially, the period commencing on, as the case may be, the borrowing or conversion date with respect to such Eurodollar Advance and ending one, three or six months thereafter, as selected by the Borrower; and thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Advance and ending one, three or six months thereafter, as selected by the Borrower; provided, however, that no Interest Period may be selected for a Eurodollar Advance which expires later than the Maturity Date; provided, further, that no Interest Period may be selected for a Eurodollar Advance with respect to the Term Loan which expires later than the next date for a mandatory prepayment of the Term Loan under Section 3.1(a) hereof, unless that portion of the outstanding principal balance of the Term Loan which is a Base Rate Advance or which has Interest Periods which will expire on or before such date is equal to or in excess of the amount of reduction or prepayment which would be required pursuant to such Section 3.1(a) hereof; and provided, further, that any Interest Period in respect of a Eurodollar Advance which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to the foregoing proviso, end on the last Business Day of a calendar month. Notwithstanding the above, all Interest Periods shall be adjusted in accordance with Section 13.11 hereof.

          "INVENTORY" of any Person shall mean any and all inventory, raw materials, work-in-process and finished products of such Person, now or hereafter acquired, intended for sale or lease or to be furnished under contracts of service in the ordinary course of business of such Person, of every kind and description, in the custody or possession, actual or constructive, of such Person including such inventory as is temporarily out of the custody or possession of such Person.

          "INVESTMENT" shall have the meaning set forth in Section 10.4 hereof.

          "ISSUANCE" shall mean the issuance by any Credit Party or any of their Subsidiaries after the Closing Date of Indebtedness for Borrowed Money (other than the Term Loan, the Revolving Loan, the Letters of Credit and the other Permitted Indebtedness), or the issuance of any equity interest (whether by direct issuance or by virtue of rights, warrants, options, puts, calls, or other like arrangements), provided, however, that issuances relating to the Specified Transactions shall not constitute "Issuances" of debt or equity.

          "ISSUING LENDER" shall have the meaning set forth in Section 4.1(a) hereof.

          "LAND" shall have the meaning set forth in the definition of Real Estate.

          "LANDLORD'S CERTIFICATE" shall have the meaning set forth in Section 5.1(a) hereof.

          "LATEST PROJECTIONS" shall have the meaning set forth in Section 6.27 hereof.

          "LEASE" shall mean each lease or sublease of real property existing on the date hereof under which the Borrower or any of its Subsidiaries is the lessee or sublessee and each future lease or sublease of real property under which the Borrower or any of its Subsidiaries is the lessee or sublessee.

          "LENDER" and "LENDERS" shall have the meanings set forth in the preamble to this Agreement.

          "LENDER DEBT" or "OBLIGATIONS" shall mean and include all Advances, and all other Indebtedness owing at any time by the Borrower, any one or more of its Subsidiaries or any other Credit Party to the Agent, UBS or any one or more of the other Lenders or any Issuing Lender (including, without limitation, all principal, interest, Letter of Credit reimbursement obligations, fees, indemnities, costs, charges and other amounts payable to any Lender under any Hedge Agreements, the Letter of Credit Agreements or in respect of the Letters of Credit or owing under any of the other Loan Documents) arising under or in connection with this Agreement, the Notes, any Security Document, any of the other Loan Documents or any Guaranty in favor of the Agent or any one or more of the Lenders or any Issuing Lender, in each instance, whether absolute or contingent, secured or unsecured, due or not, arising by operation of law or otherwise, and all interest and other charges thereon, including, without limitation, post-petition interest whether or not such interest is an allowable claim in a bankruptcy proceeding involving the Borrower, any of its Subsidiaries or any other Credit Party, provided, however, that "Lender Debt" shall not include any amounts due or owing (or otherwise claimed to be due or owing) (i) to any Lender solely by virtue of and arising from its ownership of

Partnership Interests, (ii) pursuant to the Guaranteed Loan Documents, or (iii) with respect to the Guaranty Accrued Obligations.

          "LETTER OF CREDIT AGREEMENT" shall mean an application and agreement, as amended, modified or supplemented from time to time, with respect to the issuance and reimbursement of and otherwise with respect to a Letter of Credit, in form and substance satisfactory to the Agent.

          "LETTER OF CREDIT CASH COLLATERAL" shall have the meaning set forth in
Section 3.1(b) hereof.

          "LETTER OF CREDIT USAGE" shall mean, at any time, (a) the aggregate undrawn amount at such time of all outstanding Letters of Credit, plus (b) the aggregate amount of unreimbursed drawings at such time under Letters of Credit, minus (c) the Letter of Credit Cash Collateral held by the Agent for 91 days as of such time.

          "LETTERS OF CREDIT" shall have the meaning set forth in the preamble to this Agreement, and any extension, modification, amendment, renewal or replacement thereof, and shall include, without limitation, all Rollover Letters of Credit.

          "LETTER OF NON-EXEMPTION" shall have the meaning set forth in Section 3.4(b) hereof.

          "LEVERAGE RATIO" shall mean, at any time, the ratio obtained by dividing (a) Total Borrowings at such time by (b) Net Worth of the Borrower and its Subsidiaries on a combined basis at such time.

          "LIEN" shall mean any lien, mortgage, pledge, security interest or other type of charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property and any financing statement filed in respect of any of the foregoing. For the purposes of this Agreement, a Credit Party shall be deemed to be the owner of any property which it has placed in trust for the benefit of the holder of Indebtedness of such Credit Party which Indebtedness is deemed to be extinguished under GAAP but for which such Credit Party remains legally liable, and such trust shall be deemed to be a Lien.

          "LOAN DOCUMENTS" shall mean this Agreement, each Security Document, each Mortgage, each Guaranty, the Notes, each Letter of Credit, each Letter of Credit Agreement, the subordination provisions contained in the Subordinated Loan Documents (including, without limitation, Section 8 of the Subordinated Loan Agreement), each Borrower's Certificate, each Borrowing Base Certificate, each Landlord's Certificate, each Hedge Agreement with a Lender, the FCC License Letter and each other document or instrument now or hereafter delivered to the Agent or any Lender by any Credit Party pursuant to or in connection herewith or therewith, provided, however, that the Partnership Agreement and the Guaranteed Loan Documents shall not constitute Loan Documents.

          "LOANS" shall mean, collectively, the Revolving Loan and the Term
Loan.

          "MAJORITY LENDERS" shall mean at any time, either (A) Lenders holding more than seventy-two and one-half percent (72.5%) (or, if Internationale Nederlanden (U.S.) Capital Corporation is no longer a Lender, more than fifty percent (50%)) of the sum of (i) the aggregate outstanding principal balance of the Loans, (ii) the Letters of Credit (which shall be deemed to be held by the Lenders in accordance with their exposure under Section 13.17 hereof), and (iii) the aggregate amount of unutilized Commitments of the Lenders, in each case, at such time, or (B) at least two Lenders (x) each of whom holds at least $5,000,000 in Commitments hereunder, and (y) holding in the aggregate more than fifty percent (50%) of the sum of (i) the aggregate outstanding principal balance of the Loans, (ii) the Letters of Credit (which shall be deemed to be held by the Lenders in accordance with their exposure under Section 13.17 hereof), and (iii) the aggregate amount of unutilized Commitments of the Lenders, in each case, at such time.

          "MANAGEMENT NOTES" shall mean, collectively, promissory notes in an aggregate principal amount not to exceed $600,000, in substantially the form attached hereto as Exhibit 1-m, representing indebtedness payable to the Borrower by certain members of Muzak Management with respect to loans made by the Borrower on the Closing Date to facilitate the purchase of Class B Partnership Interests which management notes shall have a final maturity of not later than the fourth anniversary of the Closing Date, all as reflected on
Schedule 1-e hereto.

          "MANAGEMENT OPTION PLAN" shall mean the Management Option Plan of the Borrower relating to Muzak Management and attached hereto as Exhibit 1-n, as such plan may be amended, modified or supplemented from time to time in accordance with the terms thereof and Section 10.12 hereof.

          "MANAGING GENERAL PARTNER" shall mean MLP Acquisition, L.P., a Delaware limited partnership, in its capacity as managing general partner under the Partnership Agreement.

          "MAS" shall have the meaning set forth in Section 12.15 hereof.

          "MATERIAL ADVERSE EFFECT" shall mean, (a) a material adverse effect on the business, operations, liabilities, assets, properties, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole (or of such other Person as may be specified), (b) the legal impairment of (x) the ability of such Person to perform its material obligations under any Loan Document to which it is a party, or (y) the ability of the Agent or any Lender to enforce or collect on the Lender Debt or to realize on any material amount of Collateral, or (c) the impairment of the Lien of the Agent or any Lender on any material amount of Collateral or the priority of such Lien with respect to a material amount of Collateral.

          "MATERIAL DEFAULT" shall mean and include each of (i) any acceleration of the Lender Debt; (ii) any Default under Section 11.1(i) hereof; (iii) any Event of Default under Sections 11.1(a), (b), (f), (h), (l), or (n) hereof; and
(iv) any Event of Default under Section 11.1(c) arising out of a breach of Sections 9.3(c), 9.17, 10.1, 10.5, 10.6 (other than clause (d)), 10.9 or 10.12 hereof.

          "MATURITY DATE" shall mean the date occurring on the earlier of (i) the seventh anniversary of the New Closing Date, and (ii) the third anniversary of the date of the payment in full of the Term Loan pursuant to the Takeout Financing.

          "MAXIMUM PERMISSIBLE RATE" shall have the meaning set forth in Section 2.21(a) hereof.

          "MICROSPACE" shall mean MicroSpace Communications Corporation, a North Carolina Corporation.

          "MINIMUM ADVANCE AMOUNT" shall have the meaning set forth in Section 2.1(b) hereof.

          "MLP" shall mean MLP Holdings L.P., a Delaware limited partnership.

          "MLP COMMUNICATIONS COMPANY" shall mean MLP Communications Company, a general partnership of which MLP Acquisition, L.P. and MLP Administration Corp. are the general partners.

          "MORTGAGE" shall have the meaning set forth in Section 5.4(a) hereof.

          "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" (as defined in Section 4001(a)(3) in ERISA) maintained or contributed to for employees of (i) any Credit Party; or (ii) any ERISA Affiliate.

          "MUZAK MANAGEMENT" shall mean the full-time members of operating management of the Borrower from time to time, and on the New Closing Date "Muzak Management" shall mean the persons listed on Schedule 1-f attached hereto.

          "NET AMOUNT OF ELIGIBLE RECEIVABLES" for the Borrower and its Subsidiaries, on a combined basis, shall mean, at any time, the gross amount of the Eligible Receivables of the Borrower and its Subsidiaries, less sales, excise or similar taxes, if any, included therein, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto, including, without limitation, claims, credits or offsets of any bank or other third party in respect of handling or similar charges in respect thereof (without duplication), as indicated on the then most recent Borrowing Base Certificate of the Borrower delivered to the Agent and the Lenders pursuant to Section 9.1(j) hereof.

          "NET INCOME" shall mean, for any fiscal period, the net income (or net loss) of the Borrower and its Subsidiaries on a combined basis as determined in accordance with GAAP, provided, that, in no event shall Distributable Income Taxes be subtracted from income in the determination of Net Income hereunder.

          "NET PROCEEDS" shall mean, with respect to any Asset Sale or Issuance by any Person and with respect to any Extraordinary Receipt or any insurance proceeds received by the Borrower, any Credit Party or any Subsidiary of a Credit Party, the aggregate amount of cash proceeds (after a reasonable estimate of taxes payable in connection therewith, and, with respect to Asset Sales and Issuances only, payment of associated fees and expenses (including, without limitation, reasonable fees and expenses of counsel, accountants, appraisers and, with respect to any Issuance, any reasonable underwriter's discount or private placement agent's fee) and, with respect to Asset Sales and insurance proceeds only, the repayment of any Indebtedness and/or other related liabilities secured specifically by and with a first priority lien on the asset, the sale or disposition of which gave rise to such Asset Sale or payment of insurance proceeds) received by such Person from such Asset Sale or Issuance or with respect to such Extraordinary Receipt or insurance proceeds, and any cash proceeds paid from time to time under any promissory note or other instrument or security delivered in connection with any such Asset Sale or Issuance or with respect to such Extraordinary Receipt or insurance proceeds.

          "NET WORTH" of the Borrower and its Subsidiaries shall mean, at any time, the total of all assets appearing on a combined balance sheet of such Persons prepared in accordance with GAAP, minus (i) the total of all liabilities appearing on such combined balance sheet at such time, minus (ii) Distributable Income Taxes relating to the fiscal period being measured at such time.

          "NEW CLOSING DATE" shall mean the date and time on which the Term Loan is made to the Borrower under the Agreement (and which date, in any event, shall be no later than January 31, 1994).

          "NEW REQUIRED CONSENTS" shall mean those consents listed on Schedule
4.3 to the Comcast Purchase Agreement.

          "NOTES" shall mean the Term Notes and the Revolving Notes.

          "OPTION AGREEMENTS" shall mean that certain Option Agreement and the related Letter Agreement, dated the Closing Date, between Barclays and the Borrower, pursuant to which (i) the Borrower shall have the right to put to Barclays, (ii) Barclays shall have the right to call from the Borrower, 977,089 units of Partnership Interests in the form of Class A-2 Partnership Interests, and (iii) Barclays shall be granted certain other rights, including certain registration rights with respect to Partnership Interests that it may hold, which agreements shall be substantially in form attached hereto as Exhibit 1-o.

          "ORIGINAL CREDIT AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

          "ORIGINAL NOTES" shall mean the Original Revolving Notes and the Original Term Notes, collectively.

          "ORIGINAL REVOLVING ADVANCES" shall mean the revolving advances made by the Lenders pursuant to the Original Credit Agreement.

          "ORIGINAL REVOLVING NOTES" shall mean each of the promissory revolving notes issued pursuant to the Original Credit Agreement by the Borrower and payable to the order of a Lender, in the aggregate maximum principal amount of $6,000,000.

          "ORIGINAL TERM LOAN" shall mean the term loan made by the Lenders pursuant to the Original Credit Agreement.

          "ORIGINAL TERM NOTES" shall mean each of the promissory term notes issued pursuant to the Original Credit Agreement by the Borrower and payable to the order of a Lender, in the aggregate maximum principal amount of $27,500,000.

          "OTHER TAXES" shall have the meaning set forth in Section 3.4(c) hereof.

          "PARTNERS" shall mean the General Partners and the other holders of Partnership Interests from time to time.

          "PARTNERSHIP AGREEMENT" shall mean the Second Amended and Restated Agreement of Limited Partnership of Muzak Limited Partnership, a Delaware limited partnership, dated as of January 31, 1994, as in effect on the date hereof and as amended in accordance with the terms thereof and Section 10.12(b) hereof.

          "PARTNERSHIP INTERESTS" shall mean the General Partnership Interests, the Class A-1 Partnership Interests, the Class A-2 Partnership Interests, the Class B Partnership Interests and the Class C Partnership Interests.

          "PAYMENT OFFICE" shall have the meaning set forth in Section 2.7(c) hereof.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereof under ERISA.

          "PENSION BENEFIT PLAN" shall mean any Employee Plan which is an "employee pension benefit plan," as defined in Section 3(2) of ERISA.

          "PERMITTED INDEBTEDNESS" shall have the meaning set forth in Section
10.3 hereof.

          "PERMITTED LIENS" shall have the meaning set forth in Section 10.2 hereof.

          "PERMITTED SALE" shall mean a sale, conveyance, transfer or other disposition of all or substantially all of the Partnership Interests or assets of the Borrower pursuant to which all Centre Partners Entities (taken as a whole) shall sell not less than 95% of their aggregate economic interests in the Borrower or any other entity holding all or substantially all of the Assets and pursuant to which 100% of the Lender Debt is indefeasibly paid in full.

          "PERSON" shall mean an individual, a corporation, an association, a joint stock company, a business trust, a partnership, a trust, a joint venture, a trade or business, an unincorporated organization or other entity, or a government or any agency or political subdivision thereof or any other entity of whatever nature.

          "PLEDGE AGREEMENT" shall have the meaning set forth in Section 5.8 hereof.

          "PRO RATA" shall mean, with respect to each Lender, a percentage equal to the ratio that (i) with respect to the Term Loan, the Term Loan Commitment of such Lender bears to the Aggregate Term Loan Commitments, (ii) with respect to the Revolving Loan, the Revolving Commitment of such Lender bears to the Aggregate Revolving Commitments, and (iii) in all other instances, the Commitment of such Lender bears to the Commitments of all the Lenders.

          "PROPERTY" shall mean any real or personal property, plant, building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Borrower or any of its Subsidiaries (including any surface water thereon or adjacent thereto, and soil or groundwater thereunder).

          "PURCHASE AGREEMENT" shall mean that certain Asset Purchase Agreement, dated as of March 11, 1992, (as amended by Amendment No. 1, dated as of June 26, 1992, Amendment No. 2, dated as of July 31, 1992 and Amendment No. 3, dated as of August 26, 1992) among the Borrower, the Company, Field/Muzak, Inc. and The Field Corporation.

          "PURCHASE DOCUMENTS" shall mean the Purchase Agreement, the Disclosure Schedules, the Bill of Sale, the form of Earn-Out Note, and each other document, instrument or agreement executed in connection with the Acquisition.

          "PUT AND CALL" shall mean that certain Put and Call Agreement, dated the New Closing Date, between UBS and MLP, in substantially the form attached hereto as Exhibit 1-p, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

          "REAL ESTATE" shall mean all of those plots, pieces or parcels of land now owned or hereafter acquired or now leased or hereafter leased by the Borrower or any of its Subsidiaries or any interest therein (the "LAND"), including, without limitation, those listed on Schedule 12.5(a)-2 hereto and more particularly described in the Mortgage, together with the right, title and interest of the Borrower or any of its Subsidiaries, if any, in and to the buildings or improvements, the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining, or abutting the Land to the center line thereof, all strips and gores abutting or adjoining the Land, the air space and development rights pertaining to the Land and right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, unpaid awards from any condemnation or eminent domain proceedings by reason of a widening or change of grade of any streets, any insurance proceeds resulting from any casualty or other damage to the buildings and other improvements on the Land, all fixtures and equipment attached or appurtenant to the Land, all easements and alleys, access, drainage and other rights now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including, without limitation, all mineral, water, oil, coal, gas, timber and other similar rights, together with all of the buildings and other improvements now or hereafter erected on the Land, all fixtures and all additions thereto and substitutions and replacements thereof.

          "RECEIVABLES" shall mean and include all accounts, contract rights, instruments, documents, chattel paper and general intangibles, whether secured or unsecured, now existing or hereafter created, of the Credit Parties, and whether or not specifically sold or assigned to the Agent or the Lenders.

          "REFERENCE PROJECTIONS" shall have the meaning set forth in Section
6.27 hereof.

          "REGULATION D" shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "RELEASE" shall mean any releasing, spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, as defined by Environmental Law. The meaning of the term shall also include any Threatened Release, as defined by Environmental Law.

          "REPORTABLE EVENT" shall have the meaning set forth in Section 4043(b) of ERISA, and the regulations thereunder, as to which the PBGC has not by regulation waived the notice requirement of Section 4043(a) of ERISA.

          "REQUIRED CONSENTS" shall mean those consents listed on Schedule 8.8 to the Purchase Agreement.

          "REVOLVING ADVANCE" shall have the meaning set forth in Section 2.1(a) hereof.

          "REVOLVING COMMITMENT", as to any Lender, shall have the meaning set forth in Section 2.2(b) hereof. For purposes of Sections 2.12, 2.15 and 4.4 hereof, the Revolving Commitment of any Lender shall include the participation interest of such Lender in Letters of Credit as provided in Section 13.17 hereof.

          "REVOLVING CREDIT FACILITY" shall mean the facility provided to the Borrower hereunder to make borrowings of Revolving Advances and to cause the issuance by the Issuing Lenders of Letters of Credit.

          "REVOLVING CREDIT FACILITY COMMITMENT" shall have the meaning set forth in Section 2.2(a) hereof.

          "REVOLVING LOAN" shall have the meaning set forth in Section 2.1(a) hereof.

          "REVOLVING NOTE" and "REVOLVING NOTES" shall have the meanings set forth in Section 2.4(a) hereof.

          "ROLLOVER EURODOLLAR ADVANCES" shall mean those Eurodollar Advances outstanding pursuant to this Agreement (as in effect prior to the Amendment and Restatement effectuated hereunder) immediately prior to the New Closing Date with Interest Periods that extend beyond the New Closing Date, each as described on Schedule 1-g attached hereto.

          "ROLLOVER LETTERS OF CREDIT" shall mean those Letters of Credit outstanding pursuant to this Agreement (as in effect prior to the Amendment and Restatement effectuated hereunder) immediately prior to the New Closing Date with expiry dates that extend beyond the New Closing Date, each as described on Schedule 1-g attached hereto.

          "SECURITY AGREEMENT" shall have the meaning set forth in Section 5.1(a) hereof.

          "SECURITY DOCUMENT" and "SECURITY DOCUMENTS" shall have the meanings set forth in Section 5.1(a) hereof.

          "SOLVENT" and "SOLVENCY" shall mean, with respect to any Person on a particular date, that on such date, (a) the fair saleable value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person; and (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; and (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

          "SPECIAL DEPOSIT" shall have the meaning set forth in Section 3.2(c) hereof.

          "SPECIAL SUBORDINATED DEBT" shall have the meaning set forth in the definition of 'Special Subordinated Takeout Financing'.

          "SPECIAL SUBORDINATED TAKEOUT FINANCING" shall mean an issuance by the Borrower, at any time on or prior to the Guaranteed Loan Maturity Date of (A) up to $5,000,000 principal amount of subordinated debt (which indebtedness shall not (i) accrue cash interest in excess of 12.5% per annum, (ii) provide for the payment of any portion of the principal thereunder prior to 8 years from the date of issuance, or (iii) rank higher than pari passu in priority with the Subordinated Notes (the "SPECIAL SUBORDINATED DEBT")), or (B) any equity interest of the Borrower (whether by direct issuance or by virtue of rights, warrants, options, puts, calls, or other like arrangements) (other than an Initial Equity Issuance) and that does not require cash payments with respect thereto during the term of this Agreement, whether by dividend, interest or otherwise, of which the full cash purchase price of such Special Subordinated Takeout Financing shall be applied in the manner set forth in Section 3.1(g) hereof (and subject to specified circumstances and pursuant to the terms and conditions set forth in the Guaranteed Note and the Put and Call), all on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Borrower and the Agent.

          "SPECIFIED TRANSACTIONS" shall mean and include: (1) non-cash payments of distributions on the Class C Partnership Interests; (2) the conversion of the Class C Partnership Interests into Class C Exchange Notes pursuant to Section 16.02 of the Partnership Agreement and the accrual of non-cash interest thereon; (3) non-cash payments of distributions on the Class C-1 Partnership Interests and mandatory cash payments of distributions on the Class C-1 Exchange Notes as provided in Section 17.02(a) of the Partnership Agreement;
(4) the conversion of the Class C-1 Partnership Interests into Class C-1 Exchange Notes pursuant to Section 17.02 of the Partnership Agreement and the accrual of non-cash interest thereon; (5) the issuance of the Class C-1 Participation Option as provide (and as defined) in Section 17.02 of the

Partnership Agreement and the issuance of the Class C-1 Partnership Interests upon the exercise thereof; (6) the reclassification (including an adjustment in the number) of Class C-1 Partnership Interests upon the occurrence of a Class C-1 Participation Event (as such term is defined in the Partnership Agreement; (7) the issuance of Earn-out Notes pursuant to Section 2.5 of the Purchase Agreement and the accrual of non-cash interest thereon; (8) the issuance and exercise of Class B Partnership Interest options, and the issuance of Class B Partnership Interests upon the exercise thereof, to Muzak Management pursuant to the Management Option Plan; (9) the issuance of the Management Notes; (10) the issuance of Class A-2 Partnership Interests to Barclays (or an Affiliate of Barclays) pursuant to the Option Agreements; (11) the purchase by the Borrower of Class B Partnership Interests from former members of Muzak Management (or their permitted transferees) and the settlement of options held by Muzak Management, in each case for cash (only if no Default or Event of Default is continuing or would occur as a result of making such cash payment and subject in all cases to the prior or simultaneous payment of all amounts due from the applicable employee under his or her respective Management Notes, which Management Notes shall be satisfied in full prior to any payment of any cash in respect of the settlement of options or purchase of Class B Partnership Interests from such employee) (provided that, to the extent any member of Muzak Management, within 20 days of the settlement in cash of his or her options, utilizes such cash to purchase Class B Partnership Interests in the Borrower, such cash amount need not be applied to such person's Management Notes) or in "Permitted Securities" (as defined in the Partnership Agreement), all under this clause (11) in an aggregate cost (together with all amounts loaned by the Borrower pursuant to clause (12) below in such twelve month period) not to exceed $500,000 in any twelve month period; and (12) so long as no Default or Event of Default is continuing, a loan or loans by the Borrower to the Administrative General Partner of funds pursuant to Section 11.14(d) of the Partnership Agreement (as in effect on the New Closing Date) under this clause
(12) in an aggregate amount (together with all amounts loaned by the Borrower pursuant to clause (11) above in such twelve month period) not to exceed $500,000 in any twelve month period.

          "SUBORDINATED GUARANTY" shall mean each guaranty by a Subsidiary of the Borrower in favor of the holders of the Subordinated Indebtedness, provided, that, each such guaranty shall be expressly subordinate to the Lender Debt pursuant to Section 8 of the Subordinated Loan Agreement and shall otherwise be in form and substance satisfactory to the Agent.

          "SUBORDINATED INDEBTEDNESS" shall mean the indebtedness of the Borrower represented, from time to time, by the Earn-Out Note, the Class C Exchange Notes, the Class C-1 Exchange Notes and the Subordinated Notes, and, if incurred, the Special Subordinated Debt.

          "SUBORDINATED LOAN AGREEMENT" shall mean that certain Subordinated Loan Agreement, dated as of the Closing Date, between the Borrower and Barclays.

          "SUBORDINATED LOAN DOCUMENTS" shall mean the Subordinated Loan Agreement, the Subordinated Notes, the Option Agreements, each Subordinated Guaranty and each other document or instrument now or hereafter delivered pursuant to or in connection with the Subordinated Notes and in substantially the forms attached hereto as Exhibit 1-q, as such documents may be amended, supplemented or otherwise modified from time to time in accordance with its respective terms and in accordance with Section 10.12 hereof.

          "SUBORDINATED NOTES" shall mean the Borrower's senior subordinated notes, in the form of Exhibit 1-r hereto, in the original principal amount of $7,500,000, issued by the Borrower initially to Barclays, together with any amendment, modification, renewal or substitution of any thereof issued pursuant to and governed by the Subordinated Loan Documents.

          "SUBORDINATION AGREEMENTS" shall mean, collectively, the Subordinated Notes, the Earn-Out Subordination Agreement, the Class C Exchange Note Subordination Agreement, the Class C-1 Exchange Note Subordination Agreement, and the Subordinated Loan Documents (including, without limitation, Section 8 of the Subordinated Loan Agreement).

          "SUBSIDIARY" of any Person shall mean (a) any corporation of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of directors is owned or controlled, directly or indirectly, by a Person and/or one or more of its Subsidiaries, and
(b) any partnership in which a Person and/or one or more Subsidiaries of such Person shall have a general partnership interest or any other interest (whether in the form of voting or participation in profits or capital contribution), in each case, of more than fifty percent (50%). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "SUCCESSOR CORPORATION" shall have the meaning set forth in Section
9.6 hereof.

          "SUPERVISORY POLICY" shall have the meaning set forth in Section 10.4(b) hereof.

          "TAKEOUT FINANCING" shall mean a public offering or private placement by the Borrower (or the Successor Corporation) on or prior to the Guaranteed Loan Maturity Date of certain securities on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Borrower and the Agent, the Net Proceeds of which shall be at least equal (and shall be applied) to all amounts outstanding (including accrued and unpaid interest, fees and expenses) under the Term Loan, the Indebtedness under the Subordinated Notes, and the Guaranteed Loan, provided, however, in no event shall the gross proceeds from a Takeout Financing be in excess of $70,000,000.

          "TERM LOAN" shall have the meaning set forth in Section 2.5(a) hereof.

          "TERM LOAN COMMITMENT" shall have the meaning set forth in Section 2.5(a) hereof.

          "TERM NOTE" and "TERM NOTES" shall have the meaning set forth in
Section 2.6 hereof.

          "TOTAL BORROWINGS" of the Borrower and its Subsidiaries at any time shall mean the sum of (a) the aggregate Indebtedness for Borrowed Money of the Borrower and its Subsidiaries at such time (excluding the Revolving Advances, Letter of Credit Usage and intercompany Indebtedness for Borrowed Money), plus
(b) the average outstanding amount of the

Revolving Advances and Letter of Credit Usage under this Agreement during the 12-month period ending at such time.

          "TRADEMARK, PATENT AND COPYRIGHT SECURITY AGREEMENT" shall have the meaning set forth in Section 5.2 hereof.

          "TRANSFERORS" shall have the meaning set forth in the preamble to this Agreement.

          "UBS" has the meaning set forth in the preamble to this Agreement.

          "UBS ACCOUNT" shall have the meaning set forth in Section 9.18 hereof.

          "UCC" shall mean the Uniform Commercial Code (or any successor statute) of the State of New York or of any other state the laws of which are required by Section 9-103 of the UCC of New York to be applied in connection with the perfection of a security interest in favor of the Agent hereunder or under any Security Document.

          "U.S. DOLLARS", "DOLLARS" and "$" shall mean lawful currency of the United States of America.

          "WORKING CAPITAL" shall mean at any time, all accounts, prepaid expenses and other Current Assets of the Borrower and its Subsidiaries, excluding cash, at such time, minus Current Liabilities of the Borrower and its Subsidiaries at such time.

          "WRITTEN NOTICE" and "IN WRITING" shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

          (S) 1.2.  Terms Defined in the Uniform Commercial Code.  Each term
                    --------------------------------------------
defined in the UCC of the State of New York and used herein shall have the meaning given therein unless otherwise defined herein.

          (S) 1.3.  Computation of Time Periods.  In this Agreement in the
                    ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" each shall mean "to but excluding."

          (S) 1.4.  Accounting Terms.  (a)  All accounting terms not
                    ----------------
specifically defined herein shall be construed, as to a specified Person, in accordance with generally accepted accounting principles in the United States as in effect from time to time, consistent with those applied in the preparation of the financial statements of such Person ("GAAP").

          (b) If any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 6.2(a) hereof are hereafter occasioned by promulgation of rules, regulations, pronouncements or opinions by or are otherwise required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and any of such changes results in a change in the method of calculation of, or affects the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating a Credit Party's financial condition and results of operations shall be the same after such changes as if such changes had not been made.

          (S) 1.5.  Other Provisions Regarding Definitions. (a)  The words
                    --------------------------------------
"hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (b) The terms defined in this Section 1, unless the context requires otherwise, will have the meanings applied to them in this Section 1, references to an "Exhibit," "exhibit," "Schedule" or "schedule" are, unless otherwise specified, to one of the exhibits or schedules attached to this Agreement and references to a "Section" or "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

          (c) References to the "date hereof," the "date of this Agreement" and the like shall mean and refer to January 31, 1994.

          (d) The term "or" is not exclusive, but does not mean "and" or "including, without limitation".

          SECTION 2.  AMOUNT AND TERMS

          (S) 2.1.  Revolving Advances.  (a)  Each of the Lenders severally
                    ------------------
agrees to lend to the Borrower, subject to and upon the terms and conditions herein set forth, at any time or from time to time on or after the New Closing Date and before the Maturity Date, such Lender's pro rata share, as determined under Section 2.7(c) hereof, of such amounts as may be requested or be deemed requested by the Borrower in accordance with the terms of this Agreement (each such borrowing, a "REVOLVING ADVANCE" and the outstanding principal balance of all Revolving Advances from time to time, the "REVOLVING LOAN"), subject to the limitations contained in Section 2.2 hereof; provided, that, the Borrowers shall be deemed to have requested and the Lenders shall be deemed to have made, as of the New Closing Date, Revolving Advances equal to the principal amount of the Rollover Eurodollar Advances.

          (b) Each Revolving Advance shall be in an amount equal to $250,000 (the "MINIMUM ADVANCE AMOUNT") or an integral multiple of $100,000 in excess thereof and shall be made on the date specified in the Written Notice or telephonic notice confirmed in writing as described in Section 2.7 hereof; provided, however, that if the Borrower shall be deemed to request a Revolving Advance under Section 4.1(c) hereof, no notice of a borrowing shall be necessary and such Revolving Advance shall be in an amount equal to the greater of (i) the reimbursement obligation of the Borrower for the drawing made under the Letter of Credit for which such Revolving Advance is deemed requested, and (ii) the Minimum Advance Amount. Each Revolving Advance shall be either a Base Rate Advance or a Eurodollar Advance, or a combination thereof, as the Borrower shall request, subject to and in accordance with the provisions of this Agreement.

          (S) 2.2.  Revolving Credit Facility Commitment and Borrowing Limit.
                    --------------------------------------------------------
(a) The aggregate unpaid principal amount of the Revolving Advances outstanding at any time shall not exceed an amount equal to the lesser of (i) $8,000,000 minus the Letter of Credit Usage at such time (after giving effect to any concurrent reimbursement of a Letter of Credit with the proceeds of a Revolving Advance pursuant to Section 4.1(c) hereof) (such amount, or such lesser amount after giving effect to each reduction pursuant to Section 2.8 hereof, the "REVOLVING CREDIT FACILITY COMMITMENT"), and (ii) the Borrowing Base as of such time minus the Letter of Credit Usage at such time (after giving effect to any concurrent reimbursement of a Letter of Credit with the proceeds of a Revolving Advance pursuant to Section 4.1(c) hereof) (the lesser of (i) and (ii) being the "BORROWING LIMIT").

          (b) Subject to the limitations of Sections 2 and 3 hereof, the Borrower may borrow, repay (without premium or penalty) and reborrow the Revolving Loan. The portion of the Revolving Loan to be funded by each Lender shall not exceed in aggregate principal amount at any one time outstanding, and no Lender shall have any obligation to make its pro rata share of any Revolving Advance which shall result in such Lender's share of the Revolving Loan at such time plus such Lender's share of the Letter of Credit Usage at such time being in the aggregate in excess of, the revolving commitment amount set forth opposite such Lender's name on Schedule 2.2 hereto for the Revolving Credit Facility Commitment (for each Lender its "REVOLVING COMMITMENT").

          (c) The Revolving Advance made on the New Closing Date (other than the Rollover Eurodollar Advances) shall initially be a Base Rate Advance; provided, however, that the Borrower may convert such Revolving Advance or a portion thereof to a Eurodollar Advance subject to and in accordance with the terms and conditions of this Agreement.

          (S) 2.3.  Revolving Credit Facility Following a Takeout Financing.
                    -------------------------------------------------------
Upon the payment in full of the Term Loan, the Indebtedness under the Subordinated Notes and the Guaranteed Loan pursuant to a Takeout Financing, the Borrower and UBS (but not each other Lender) hereby agree that (i) the Revolving Credit Facility shall continue in full force and effect until the Maturity Date (unless otherwise terminated in accordance with the terms hereof), (ii) the Security Documents will be modified to provide that the Revolving Credit Facility will be secured solely by a first priority security interest in the Receivables, Related Contracts, Inventory and Proceeds thereof (each, as defined in the Security Agreement) of the Borrower and its Subsidiaries, and (iii) the covenants set forth in Sections 9 and 10 of this Agreement, including the financial covenants set forth therein, shall be modified to reflect the Takeout Financing, in a manner mutually satisfactory to the Agent and the Borrower.

          (S) 2.4.  Revolving Notes.  (a)  The pro rata portion of the Revolving
                    ---------------
Advances made by each Lender to the Borrower shall be evidenced by, and be repayable with interest in accordance with the terms of, a promissory note issued by the Borrower, in each case payable to the order of such Lender, and in the maximum principal amount of such Lender's Revolving Commitment, in the form of Exhibit 2.4 hereto (together with any replacement, modification, renewal or substitution thereof, individually, a "REVOLVING NOTE" and collectively, the "REVOLVING NOTES"). Each Revolving Note shall be dated the Closing Date and be duly completed, executed and delivered by the Borrower.

          (b) Each Lender shall endorse that portion of the amount of each Revolving Advance which it has made to the Borrower and the amount of each payment or prepayment of principal thereon in the appropriate space on the grid sheet attached to its Revolving Note (or so note the same in its records); provided, however, that the failure of any Lender to make any such endorsement or recordation shall not in any manner affect the obligation of the Borrower to repay to such Lender the portion of the Revolving Advance advanced by such Lender under the Revolving Note held by such Lender. Any such endorsement or recordation shall represent conclusive evidence of the date and amount of such Lender's pro rata share of any Revolving Advance or payment or prepayment of principal thereon, absent manifest error.

          (c) Each of the Revolving Notes shall mature on the earlier of (i) the Maturity Date (or earlier as hereinafter provided), and (ii) the complete repayment in full of the Term Loan (unless such complete repayment is made from the proceeds of a Takeout Financing), and shall be subject to payment and prepayment of all other amounts as provided in Sections 2 and 3 hereof, including Section 2.8 and, if applicable, Section 3.7 hereof.

          (S) 2.5.  Term Loan; Term Loan Commitment; Availability. (a)  Each of
                    ---------------------------------------------
the Lenders severally agrees to lend to the Borrower hereunder, subject to and upon the terms and conditions herein set forth below, an amount (for each Lender, its "TERM LOAN COMMITMENT") equal to the product obtained by multiplying
(i) such Lender's Term Loan percentage set forth opposite such Lender's name on
Schedule 2.2 hereto, by (ii) $46,600,000 (the outstanding principal balance of such loan, from time to time, the "TERM LOAN"). Amounts borrowed under this
Section 2.5(a) and repaid or prepaid may not be reborrowed.

          (b) The Term Loan shall initially be a Base Rate Advance (other than the Rollover Eurodollar Advance); provided, however, that the Borrower may convert the Term Loan or a portion thereof to a Eurodollar Advance subject to and in accordance with the terms and conditions of this Agreement.

          (S) 2.6.  Term Notes.  The pro rata portion made by each Lender to the
                    ----------
Borrower of the Term Loan shall be evidenced by, and be repayable with interest in accordance with the terms of, a promissory note payable to the order of such Lender in the maximum principal amount of the Term Loan Commitment of such Lender, in the form of Exhibit 2.6 hereto (together with any replacement, modification, renewal or substitution thereof, individually, a "TERM NOTE" and collectively, the "TERM NOTES"), which shall be dated the Closing Date and be duly completed, executed and delivered by the Borrower. Each of the Term Notes shall be subject to payment and prepayment as provided in Section 3 hereof.

          (S) 2.7.  Notice of Borrowing; Borrower's Certificate. (a)  Except as
                    -------------------------------------------
provided in Section 4.1(c) hereof, whenever the Borrower desires to make a borrowing of a Revolving Advance or of the Term Loan, it shall give the Agent, at its address set forth in Section 13.4 hereof, not later than 2:00 p.m. (New York time), at least three (or, in the case of a Revolving Advance which shall be a Base Rate Advance, two) Business Days' prior Written Notice or telephonic notice from an Authorized Representative confirmed promptly in writing (which notice shall be irrevocable) of its desire to make a borrowing of a Revolving Advance or of the Term Loan. Each notice of borrowing under this Section 2.7 shall be substantially in the form of Exhibit 2.7 hereto (each a "BORROWER'S CERTIFICATE") and specify the date on which the Borrower desires to make a borrowing of a Revolving Advance or of the Term Loan (which in each instance shall be a Business Day), the amount of such borrowing, whether such borrowing shall be a Base Rate Advance or a Eurodollar Advance or a combination thereof, whether such borrowing shall be a Revolving Advance or the Term Loan, and in the case of the selection of a Eurodollar Advance, the proposed Interest Period therefor, and, in the case of a Revolving Advance, shall refer to the most recent Borrowing Base Certificate delivered by the Borrower to the Agent and each Lender pursuant to Section 9.1(j) hereof, and set forth the Borrowing Base provided therein. If such notice shall be with respect to a borrowing of a Eurodollar Advance but fails to state an applicable Interest Period therefor, then such notice shall be deemed to be a request for a one-month Interest Period. If (x) the Borrower shall fail to state in any such notice whether such Advance shall be a Base Rate Advance or a Eurodollar Advance, or (y) the Borrower shall be deemed to have made a borrowing of a Revolving Advance pursuant to Section 4.1(c) hereof, then the Borrower shall be deemed to have selected a Base Rate Advance. Subject to the other provisions of this Agreement, Base Rate Advances and Eurodollar Advances of more than one type may be outstanding at the same time; provided, however, that Eurodollar Advances shall be available for election by the Borrower only for (i) Advances of $1,500,000 or any integral multiple of $500,000 in excess of $1,500,000, and
(ii) one, three and six month Interest Periods (provided, that, for the initial sixty days following the Closing Date, the Borrower may select only one month Interest Periods with respect to Eurodollar Advances). The Agent shall promptly give each Lender telephonic notice (confirmed promptly in writing) of the proposed Revolving Advance or the Term Loan, as the case may be, of such Lender's pro rata share thereof, and of the other matters covered by the Borrower's Certificate.

          (b) The Borrower shall not be permitted to select a borrowing of a Eurodollar Advance in any Borrower's Certificate (x) to the extent such selection would be prohibited by Sections 2.13 or 2.14 hereof, or (y) if a Default or an Event of Default shall be in existence as of the date of selection of the applicable Interest Period.

          (c) Each Lender shall make available to the Agent such Lender's pro rata portion of the Revolving Advance or the Term Loan, as the case may be, to be made on the date specified in the Borrower's Certificate (which for purposes of Revolving Advances made pursuant to Section 4.1(c) hereof shall be deemed to be the Business Day after the Business Day of receipt of the Written Notice or telephonic notice by the Agent to each Lender of such borrowing) no later than 12:00 noon (New York time) on such specified date, in U.S. dollars in immediately available funds, at the office of the Agent located at 299 Park Avenue, New York, New York or such other office as the Agent may from time to time direct (the "PAYMENT OFFICE") for the account of such office of the Agent. The portion of each Revolving Advance to be funded by each Lender shall be an amount equal to (x) the dollar amount of the Revolving Advance requested under
Section 2.1(a) hereof or deemed requested by the Borrower under Section 4.1(c) hereof, multiplied by (y) the percentage set forth opposite such Lender's name on Schedule 2.2 hereto with respect to such Lender's Revolving Commitment.

          (d) Except for Revolving Advances made pursuant to Section 4.1(c) hereof (which Revolving Advances shall be applied to the reimbursement of drawings under the Letter of Credit for which such Revolving Advance was made in accordance with such Section 4.1(c) hereof), subject to satisfaction of all applicable conditions precedent, proceeds of each Revolving Advance and of the Term Loan received by the Agent shall be made available to the Borrower by the Agent at its Payment Office (or such other office of the Agent in New York State as the Borrower may from time to time specify in writing to the Agent).

          (S) 2.8.  Termination or Reduction of Revolving Credit Facility
                    -----------------------------------------------------
Commitments.  Upon the payment in full of the Term Loan (unless such payment in
- -----------
full of the Term Loan is made from the Net Proceeds of the Takeout Financing) the Revolving Credit Facility Commitment shall be cancelled and all Revolving Loans (together with all other Lender Debt) shall be cancelled. Upon such cancellation, the Revolving Advances (together with all other Lender Debt) shall become automatically immediately due and payable together with all accrued interest thereon to such date plus any fees, premiums, charges or costs provided for hereunder, together with the cancellation or termination of any outstanding Letters of Credit (or the providing of Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit), and the reimbursement of any unreimbursed Letters of Credit, provided, however that any such termination of the Revolving Commitments while Revolving Advances, or portions thereof, which are Eurodollar Advances are outstanding shall be made only on the last day of the respective Interest Periods for such Eurodollar Advances. Notwithstanding the foregoing, the Revolving Commitments shall not be terminated in full as long as any Letters of Credit remain outstanding or unreimbursed, provided, that, the Lenders shall no longer have any obligation to make Revolving Advances hereunder.

          (S) 2.9.  Interest.  (a)  INTEREST ON EURODOLLAR ADVANCES.  Except as
                    --------
provided in Sections 2.9(c) and 2.9(f) hereof, the Borrower shall pay interest (without duplication) on the unpaid principal amount of each Eurodollar Advance made to it outstanding from time to time, on each Interest Payment Date with respect to such Eurodollar Advance, at the date of conversion of such Eurodollar Advance (or portion thereof) to a Base Rate Advance and at maturity of such Eurodollar Advance at an interest rate per annum equal to the Adjusted Eurodollar Rate for the Interest Period in effect for such Eurodollar Advance plus (x) at any time prior to the date of the closing of the Initial Equity Issuance, three percentage points (3%) and (y) on and following the date of the closing of the Initial Equity Issuance, one and one-half percentage points (1.5%), and after maturity of such Eurodollar Advance (whether by acceleration or otherwise) upon demand.

          (b) INTEREST ON BASE RATE ADVANCES. Except as provided in Sections 2.9(c) and 2.9(f) hereof, the Borrower shall pay interest on the unpaid principal amount of the Base Rate Advances made to it hereunder, and, to the extent due and payable, Additional Indebtedness incurred by it, in each case, outstanding from time to time at an interest rate per annum equal to the Base Rate in effect from time to time. Interest on Base Rate Advances shall be payable quarterly in arrears on the last day of each March, June, September and December of each calendar year commencing with September 30, 1992, upon conversion thereof to a Eurodollar Advance and at maturity (whether by acceleration or otherwise) and thereafter on demand. Interest on Additional Indebtedness shall be payable upon demand.

          (c) DEFAULT INTEREST. Notwithstanding anything to the contrary contained herein, while any Event of Default is continuing, interest on the Base Rate Advances, Eurodollar Advances, Additional Indebtedness and interest thereon (to the extent that such interest is in default) shall be payable at a rate per annum equal to two percentage points (2%) in excess of the rate then otherwise applicable hereunder thereto (or in the case of interest in default, otherwise applicable to the principal in respect of which such interest accrued).

          (d) EURODOLLAR RATE DETERMINATION. The Agent, upon determining the Eurodollar Rate and the Adjusted Eurodollar Rate for any Interest Period, shall promptly notify by telephone (confirmed promptly in writing) or in writing the Borrower and the Lenders of such rates. Such determination shall, in the absence of manifest error, be conclusive and binding upon the Borrower and the Lenders.

          (e) CHANGES IN BASE RATE. After each change in the Base Rate, the Agent shall promptly notify the Borrower and each Lender by telephone (confirmed promptly in writing) or in writing of the date of such change and the new Base Rate; provided, however, that the failure of the Agent to so notify the Borrower or any Lender shall not affect the effectiveness of such change.

          (f) STEP-DOWN PRICING ADJUSTMENTS. At any time prior to an Initial Equity Issuance, if the Interest Coverage Ratio of the Borrower and its Subsidiaries for any one Fiscal Year of the Borrower (as reflected on the financial statements delivered pursuant to Section 9.1(b) hereof) equals or is greater than (i) 4.75x, then beginning on the date of delivery of such financial statements to the Agent and until the earlier to occur of (x) an Event of Default, or (y) the date of delivery of financial statements under Section 9.1 hereof to the Agent which reflect an Interest Coverage Ratio, of less than 4.75x, the Base Rate otherwise payable with respect to the Loans as set forth in this Section 2.9 shall be reduced by 0.125% from the rate of interest otherwise payable hereunder and the percentage referred to in Section 2.9(a) hereof and payable (as a margin over the Adjusted Eurodollar Rate) with respect to Eurodollar Advances as set forth in this Section 2.9 shall be reduced by 0.25%; or (ii) 5.25x, then beginning on the date of delivery of such financial statements to the Agent and until the earlier to occur of (x) an Event of Default, or (y) the date of delivery of financial statements under Section 9.1 hereof to the Agent which reflect an Interest Coverage Ratio, of less than 5.25x, the Base Rate otherwise payable with respect to the Loans as set forth in this Section 2.9 shall be reduced by an additional 0.125% from the rate of interest otherwise payable hereunder and the percentage referred to in Section 2.9(a) hereof and payable (as a margin over the Adjusted Eurodollar Rate) with respect to Eurodollar Advances as set forth in this Section 2.9 shall be reduced by an additional 0.25%.

          (S) 2.10.  Conversion of Borrowings; Renewals.  (a)  Unless otherwise
                     ----------------------------------
prohibited under Section 2.13 or Section 2.14 hereof, the Borrower may, from time to time following the New Closing Date and prior to the Maturity Date, convert (i) all or a portion of outstanding Base Rate Advances to one or more Eurodollar Advances in aggregate amounts of $1,500,000 or any integral multiple of $500,000 in excess of $1,500,000, or (ii) all or a portion of outstanding Eurodollar Advances made to the Borrower to one or more Base Rate Advances so long as the aggregate principal balance of the portion of the Eurodollar Advances made to the Borrower not being converted, if any, is $1,500,000 or an integral multiple of $500,000 in excess of $1,500,000; provided, however, that the Borrower shall not be entitled to convert any Base Rate Advance, or portion thereof, to a Eurodollar Advance or any Eurodollar Advance, or portion thereof, to a Base Rate Advance unless all accrued interest on the Base Rate Advance, or portion thereof, or Eurodollar Advance or portion thereof, as the case may be, to be converted through the date of such conversion shall have been paid in full, and provided, further, that (except with respect to the Rollover Eurodollar Advances) for the initial sixty days following the New Closing Date, the Borrower may select only one month Interest Periods with respect to Eurodollar Advances. Each conversion by the Borrower of any Advance or portion thereof (other than a conversion pursuant to Section 2.13 or 2.14 hereof) shall be made not later than 3:00 p.m. (New York time) on a Business Day on at least three Business Days' prior Written Notice or telephonic notice from an Authorized Representative confirmed promptly in writing to the Agent (which shall promptly notify each Lender thereof in writing or by telephone confirmed promptly in writing) from the Borrower. Each such notice (which notice shall be irrevocable) shall specify (i) the date of the conversion and the amount to be converted, (ii) the particular Advance, or portion thereof, to be converted, and (iii) in the case of conversion of any Advance, or portion thereof, to a Eurodollar Advance, the duration of the Interest Period for such Eurodollar Advance. Notwithstanding the above, the Borrower shall not be entitled to convert any Advance, or portion thereof, to a Eurodollar Advance if a Default or Event of Default shall have occurred and be continuing. Except as provided in Section 2.13, any conversion of a Eurodollar Advance, or portion thereof, to a Base Rate Advance shall be made only on the last day of the Interest Period with respect to such Eurodollar Advance.

          (b) Each renewal by the Borrower of an outstanding Eurodollar Advance or portion thereof (in an amount of $1,500,000 or an integral multiple of $500,000 in excess of $1,500,000) shall be made on notice to the Agent (which shall promptly notify each Lender thereof in writing or by telephone confirmed promptly in writing) given not later than 3:00 p.m. (New York time) on the third Business Day prior to the last day of the Interest Period just ending for such Eurodollar Advance. Each notice (which notice shall be irrevocable) by the Borrower of the renewal of a Eurodollar Advance or portion thereof, shall be in writing or by telephone from an Authorized Representative confirmed promptly in writing and shall specify (i) the amount of such renewal of the Eurodollar Advance or portion thereof and (ii) the duration of the Interest Period for such renewal; provided, however, that if the Borrower fails to select the duration of any Interest Period for the renewal of such Eurodollar Advance or portion thereof (in an amount of $1,500,000 or an integral multiple of $500,000 in excess of $1,500,000), the duration of such Interest Period shall be one month. Notwithstanding the above, the Borrower shall not be entitled to renew a Eurodollar Advance or a portion thereof, (i) if at the time of the selection of such renewal there shall exist a Default or an Event of Default, or (ii) to the extent such renewal would be prohibited by Section 2.13 or 2.14 hereof.

          (c) Any Eurodollar Advance or portion thereof as to which the Agent shall not have received a proper notice of conversion or renewal as provided in
Section 2.10(a) or 2.10(b) hereof or notice of payment or prepayment by 3:00 p.m. (New York time) at least three Business Days prior to the last day of the Interest Period just ending for such Eurodollar Advance shall (whether or not any Default or Event of Default has occurred) automatically be converted to a Base Rate Advance on the last day of the Interest Period for such Eurodollar Advance.

          (S) 2.11.  Computation of Interest.  Interest on the Loans and
                     -----------------------
Additional Indebtedness calculated on the basis of a rate per annum and fees calculated on a per annum basis, shall be computed on the basis of actual days elapsed over a (x) 360-day year for Eurodollar Advances and such fees, and (y) 365-day year for Base Rate Advances and any other amounts. Any rate of interest on the Loans and Additional Indebtedness which is computed on the basis of the Base Rate shall change when and as the Base Rate changes.

          (S) 2.12.  Increased Costs.  In the case of the pro rata share of any
                     ---------------
Lender in any Eurodollar Advance, in the event any Change of Law shall occur, which: (i) subjects such Lender or any branch or Affiliate of such Lender to any tax, duty or other charge with respect to such share of such Eurodollar Advance (other than Excluded Taxes); or (ii) changes the basis or rate of taxation of payments to any Lender or any branch or Affiliate of such Lender of principal of and/or interest on such share of such Eurodollar Advance and/or other fees and amounts payable hereunder with respect thereto (other than Excluded Taxes); or
(iii) imposes, modifies or deems applicable any reserve, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, an office of any Lender or any branch or Affiliate of such Lender; or (iv) imposes upon such Lender or any branch or Affiliate of such Lender any other condition with respect to such share of such Eurodollar Advance or this Agreement; and the result of any of the foregoing is (x) to increase the actual cost of making, funding or maintaining such share of such Eurodollar Advance hereunder by an amount such Lender reasonably deems to be material to such Lender or any branch or Affiliate of such Lender, or (y) to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by such Lender or any branch or Affiliate of such Lender, or to require such Lender or any branch or Affiliate of such Lender to make any payment, in each case by or in an amount which such Lender in its reasonable judgment deems material, then and in any such case: (1) such Lender shall promptly notify the Borrower, the Agent and the other Lenders in writing of the happening of such event; (2) such Lender shall promptly deliver to the Borrower, the Agent and the other Lenders a certificate stating the change which has occurred, or the reserve requirements or other conditions which have been imposed on such Lender or branch or Affiliate of such Lender, or the request, directive or requirement with which it has complied, together with the date thereof, the amount of such increased cost, reduction or payment and the way in which such amount has been calculated; and (3) the Borrower shall pay such Lender on demand such an amount or amounts as will compensate such Lender or its branch or Affiliate for such additional cost, reduction or payment. The certificate of such Lender as to the additional amounts payable pursuant to this
Section 2.12 delivered to the Borrower shall in the absence of manifest error be conclusive of the amount thereof. Each Lender agrees to use reasonable efforts to avoid or minimize the payment by the Borrower of any additional amounts under this Section 2.12, including, without limitation, by the designation of another branch or Affiliate of such Lender from which such Lender could make such Lender's pro rata share of Eurodollar Advances so long as such designation is not disadvantageous to such Lender as reasonably determined by such Lender. The protection of this Section 2.12 shall be available to such Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation, treaty, order, directive, interpretation or condition which has been imposed.

          (S) 2.13.  Change of Law Rendering Eurodollar Advances Unlawful.  (a)
                     ----------------------------------------------------
Notwithstanding anything to the contrary herein contained, in the event that any Change of Law makes it unlawful for any Lender to fund any portion of a Eurodollar Advance or to give effect to its obligations as contemplated hereby with respect to Eurodollar Advances, such Lender shall, upon the happening of such event, notify the Agent, the other Lenders and the Borrower thereof in writing stating the reason therefor, and the obligation of such Lender to allow conversion to or selection or renewal with respect to its pro rata share of any Eurodollar Advance by the

Borrower shall, upon the happening of such event, forthwith be suspended for the duration of such illegality and during such illegality such Lender shall fund its share of all Advances as Base Rate Advances and there shall be no renewal of, or conversion to, any share of such Lender in any Eurodollar Advance. If and when such illegality ceases to exist, such suspension shall cease and such affected Lender shall similarly notify the Agent, the other Lenders and the Borrower.

          (b) Notwithstanding anything to the contrary contained herein, in the event that any Change of Law shall make it commercially impracticable or unlawful for any Lender to continue in effect the funding of any portion of a Eurodollar Advance previously made by it hereunder and then outstanding, such Lender shall, upon the happening of such event, notify the Agent, the other Lenders and the Borrower thereof in writing stating the reasons therefor, and such Lender's pro rata share of such Eurodollar Advance shall automatically be converted to a Base Rate Advance. The Borrower shall pay to the Agent for the benefit of such Lender accrued interest owing on such converted portion of such Eurodollar Advance made to the Borrower through the date of such conversion, together with any amounts payable under Section 2.15 hereof with respect to such prepayment. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request for such Lender's pro rata share of a Eurodollar Advance or for conversion to or renewal of such Lender's pro rata share of a Eurodollar Advance shall be deemed a request by the Borrower for a Base Rate Advance. If and when such impracticability or illegality ceases to exist, such suspension shall cease and such affected Lender shall similarly notify the Agent, the other Lenders and the Borrower.

          (S) 2.14.  Eurodollar Availability.  (a)  In the event, and on each
                     -----------------------
occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Advance, the Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon the Borrower) that dollar deposits in the amount of the principal amount of such Eurodollar Advance are not generally available in the London (England, U.K.) interbank market, or that the rate at which such dollar deposits are being offered will not accurately reflect the cost to one or more Lenders of making or funding the principal amount of their portions of such Eurodollar Advance during such Interest Period, or that reasonable means do not exist for ascertaining the Eurodollar Rate, the Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to the Lenders and the Borrower and any request by the Borrower for a Eurodollar Advance pursuant to Section 2.7 hereof or for conversion to or renewal of a Eurodollar Advance pursuant to Section 2.10 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by the Agent to the Borrower and the Lenders), be deemed a request by the Borrower for the making of or conversion to a Base Rate Advance.

          (b) If, at any time, the Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon the Borrower) that any contingency has occurred which adversely affects the London (England, U.K.) interbank market or that any Change of Law or other circumstances affecting one or more Lenders, in the London (England, U.K.) interbank market makes the funding of any portion of a Eurodollar Advance impracticable, the Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to the Lenders and the Borrower and any request by the Borrower for a Eurodollar Advance pursuant to Section 2.7 hereof or for conversion to or renewal of a Eurodollar Advance pursuant to
Section 2.10 hereof shall
thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by the Agent to the Borrower and the Lenders), be deemed a request by the Borrower for the making of or conversion to a Base Rate Advance.

          (S) 2.15.  Indemnities.  (a)  The Borrower hereby agrees to indemnify
                     -----------
each Lender on demand against any loss or expense which such Lender or its branch or Affiliate may sustain or incur as a consequence of: (i) any default in payment or prepayment of the principal amount of any Eurodollar Advance made to it or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise); (ii) the effect of the occurrence of any Event of Default upon any Eurodollar Advance made to it; (iii) the payment or prepayment of the principal amount of any Eurodollar Advance made to it or any portion thereof, pursuant to Section 2 or 3 hereof, or otherwise, on any day other than the last day of an Interest Period or the payment of any interest on any Eurodollar Advance made to it, or portion thereof, on a day other than an Interest Payment Date for such Eurodollar Advance; or (iv) the failure by the Borrower to accept or make a borrowing of a Eurodollar Advance or a conversion to or renewal of a Eurodollar Advance after it has requested such borrowing, conversion or renewal; in each case including, but not limited to, any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Eurodollar Advance or any portion thereof. Each Lender shall promptly provide to the Borrower, the Agent and the other Lenders a statement, supported where applicable by documentary evidence, explaining the amount of any such loss or expense it incurs, which statement shall be conclusive absent manifest error.

          (b) If any Change of Law, shall: (i) impose upon, modify, require, make or deem applicable to any one or more Lenders, or any of their Affiliates or branches, any reserve requirement, special deposit requirement, insurance assessment or similar requirement against or affecting the Commitment of such Lender or Lenders or such Affiliates or branches; or (ii) impose any condition upon or cause in any manner the addition of, any supplement to or any increase of any kind to the capital or cost base of such Lender or Lenders, or such Affiliates or branches thereof, for extending or maintaining the Commitment of such Lender, which results in an increase in the capital requirement supporting such Commitment, or (iii) impose upon, modify, require, make or deem applicable to such Lender or Lenders or any such Affiliates or branches any capital requirement, increased capital requirement or similar requirement, and the result of any events referred to in clause (i), (ii) or (iii) above shall be to
(A) increase the amount of capital required or expected to be required to be maintained by such Lender or any such Affiliate or branch and such Lender determines in good faith that the amount of such capital requirement is incurred by or based on such Commitment or other commitments of this type or (B) increase the costs or decrease the benefit in any way to such Lender or Lenders, or any such Affiliate or branch, of extending or maintaining such Commitment or extending or maintaining such Lender's or Lenders' portion of the Loans or holding any Collateral; then and in such event the Borrower shall, on or prior to the tenth (10th) Business Day after the giving of Written Notice of such increased costs and/or decreased benefits to the Borrower and the Agent by such Lender or Lenders (or any such Affiliate or branch) (such Written Notice to be given promptly), pay to such Lender or Lenders all such additional amounts which in the sole good faith calculation of such Lender or Lenders are properly allocable to the Commitment of such Lender, such Lender's or Lenders' portion of the Loans and/or the Collateral, as the case may be, and which: (1) in the case of events referred to in clause (i) above, shall be sufficient to compensate it for all such increased costs and/or decreased benefits; and/or (2) in the case of events referred to in clauses (ii) and (iii) above, shall be an amount equal to the reduction, as reasonably determined by such Lender, in the after-tax rate of return on such Lender's capital resulting from any such capital or increased capital or similar requirement (including, without limitation, any such Lender's or Lender's Affiliates' or branches' cost of taking action in anticipation of the effectiveness of any event described in clause (ii) or (iii) in order to enable such Lender, Lenders, Affiliate or branch to be in compliance therewith upon such effectiveness), all as certified by such Lender or Lenders in said Written Notice to the Borrower promptly after the occurrence of the applicable event. Such certification shall be conclusive and binding on the Borrower absent manifest error.

          (c) The Borrower hereby agrees to indemnify and hold harmless the Agent and each Lender and their respective Affiliates, directors, officers, agents, representatives, counsel and employees and each other Person, if any, controlling them or any of their Affiliates within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934 (each an "INDEMNIFIED PARTY"), from and against any and all losses, claims, damages, costs, reasonable expenses (including reasonable counsel fees and disbursements) and liabilities which may be incurred by or asserted against such Indemnified Party with respect to or arising out of the commitments hereunder to make the Term Loan or the Revolving Advances or to issue Letters of Credit, or the financings contemplated hereby, the other Loan Documents, the Collateral (including, without limitation, the use thereof by any of such Persons or any other Person, the exercise by the Agent or any Lender of rights and remedies or any power of attorney with respect thereto, and any action or inaction of the Agent or any Lender under and in accordance with any Security Document), the use of proceeds of any financial accommodations provided hereunder, the Acquisition, the Comcast Acquisition, any investigation, litigation or other proceeding brought or threatened relating to the Acquisition or the Comcast Acquisition, any failure of any party to the Purchase Agreement or the Comcast Purchase Agreement to comply with any applicable bulk sales laws or the role of any such Person or Persons in connection with the foregoing whether or not they or any other Indemnified Party is named as a party to any legal action or proceeding ("CLAIMS"). The Borrower will not, however, be responsible to any Indemnified Party hereunder for any Claims to the extent that a court having jurisdiction shall have determined by a final judgment that any such Claim shall have arisen out of or resulted from actions taken or omitted to be taken by any Indemnified Party (a) (i) by reason of the bad faith, willful misconduct or gross negligence of any Indemnified Party, (ii) in violation of any law or regulation applicable to any Indemnified Party (except to the extent that such violation is attributable to any breach of any representation, warranty or agreement by or on behalf of the Company, the Transferors, the Borrower, CCI, MLP, Centre Partners or any of its respective Subsidiaries, in each case, as determined by a final nonappealable decision of a court of competent jurisdiction), or (iii) arising from any Indemnified Party's ownership of equity in the Borrower, or (b) arising from disputes among Lenders ("EXCLUDED CLAIMS"). Further, should any of the Agent's or any of the Lender's employees be involved in any legal action or proceeding in connection with the transactions contemplated hereby (other than relating to an Excluded Claim), the Borrower hereby agrees to pay to the Agent and each Lender such per diem compensation as the Agent or such Lender shall reasonably request for each employee for each day or portion thereof that such employee is involved in preparation and testimony pertaining to any such legal action or proceeding. The Indemnified Party shall give the Borrower prompt Written Notice of any Claim setting forth a description of those elements of the Claim of which such Indemnified Party has knowledge. The

Borrower shall have the right at any time during which a Claim is pending to select counsel to defend and settle any Claims so long as in any such event the Borrower shall have stated in a writing delivered to the applicable Indemnified Party that, as between the Borrower and such Indemnified Party, the Borrower is responsible to such Indemnified Party with respect to such Claim; provided, however, that the Borrower shall not be entitled to control the defense of any Claim in the event that there are defenses available to the Indemnified Party which are not available to the Borrower. In any other case, the Indemnified Party shall have the right to select counsel and control the defense of any Claims; provided, however, that no Indemnified Party shall settle any Claim as to which it is controlling the defense without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed. With respect to any Claim for which the Borrower is entitled to select counsel, each Indemnified Party shall have the right, at its expense, to participate in the defense of such Claim. In the event that, with respect to any Claim, more than one Indemnified Party shall be permitted hereunder to select counsel to defend such Claim at the expense of the Borrower and shall decide to do so, then all such Indemnified Parties shall select the same counsel to defend such Indemnified Parties with respect to such Claim; provided, however, that if any such Indemnified Party shall in its reasonable opinion consider that the retention of one joint counsel as aforesaid shall result in a conflict of interest, such Indemnified Party may, at the expense of the Borrower, select its own counsel to defend such Indemnified Party with respect to such Claim. The Indemnified Parties and the Borrower and their respective counsel shall cooperate with each other in all reasonable respects in any investigation, trial and defense of any such Claim and any appeal arising therefrom.

          (d) If for any reason the foregoing indemnity is unavailable to any Indemnified Party or insufficient to hold it free and harmless as contemplated by the preceding paragraph (c), then the Borrower shall contribute to the amount paid or payable by the Indemnified Party as a result of any Claim in such proportion as is appropriate to reflect, not only the relative benefits received by the Borrower on the one hand and such Indemnified Party on the other hand, but also the relative fault of the Borrower and such Indemnified Party, as well as any other relevant equitable considerations.

          (S) 2.16.  Disbursement.  The proceeds of the Term Loan and each
                     ------------
Revolving Advance shall be disbursed by the Agent from the Payment Office, shall be charged, together with interest, fees and other amounts payable by the Borrower hereunder, to the account of the Borrower on the books of the Agent from time to time, and shall be payable at such office.

          (S) 2.17.  Agent's Availability Assumption.  (a)  Unless the Agent
                     -------------------------------
shall have been notified by any Lender by Written Notice prior to a borrowing date that such Lender does not intend to make available to the Agent such Lender's pro rata portion of the Term Loan or any Revolving Advance which it shall be obligated to make on such date, the Agent may assume that such Lender has made such amount available to the Agent on the date for such borrowing and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender on such date of borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Lender, which demand shall be made in a reasonably prompt manner. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the other Lenders and the Borrower, and the Borrower shall pay such corresponding amount to the Agent.

          (b) The Agent shall also be entitled to recover from such Lender or the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (x) if paid by such Lender, the cost to the Agent of funding such amount as notified in writing by the Agent to such Lender; or (y) if paid by the Borrower (without duplication to amounts paid under Section 2.9 hereof), the applicable rate for Base Rate Advances or Eurodollar Advances, as the case may be.

          (c) In the event that any Lender shall fail to fund its pro rata share of any Revolving Advance made pursuant to Section 4.1(c) hereof or to purchase its letter of credit participation under Section 13.17 hereof, the Agent on behalf of UBS or the relevant Issuing Lender, as the case may be, shall be entitled to recover such amount on demand from such Lender. If such Lender does not pay such amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the other Lenders thereof and the Borrower shall pay such amount to the Agent. The Agent on behalf of UBS or such Issuing Lender, as the case may be, shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such amount in respect of each day from the date such Revolving Advance was made or the date such purchase was to have been made, as the case may be, to the date such amount is recovered by the Agent, at a rate per annum equal to (x) if paid by such Lender, the cost to UBS or the relevant Issuing Lender, as the case may be, of the payment of the drawing under the Letter of Credit for which such Revolving Advance was (or was to have been) made in the case of a Revolving Advance made pursuant to Section 4.1(c) hereof or a participation under Section 13.17 hereof, as the case may be, or (y) if paid by the Borrower (without duplication to amounts paid under Section 2.9 hereof), the applicable rate for Base Rate Advances.

          (d) Nothing herein shall be deemed to relieve any Lender from its obligation to fund its pro rata share of the Term Loan or any Revolving Advance or to purchase any participation as required hereunder, or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder. No Lender shall be responsible for any default of any other Lender in respect of any other Lender's obligation to make its pro rata share of the Term Loan or any Revolving Advances hereunder nor shall the Revolving Commitment or Term Loan Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Each Lender shall be obligated to the extent provided herein regardless of the failure of any other Lender to fulfill its obligations hereunder.

          (S) 2.18.  Pro Rata Treatment and Payments.  Except as contemplated by
                     -------------------------------
this Agreement, including, without limitation, Sections 2.8, 2.12, 2.13, 2.15, 3.5, 3.6, 4, 6.21, 13.1, and 13.5 hereof, each borrowing by the Borrower from the Lenders and each payment (including each prepayment) on account of the principal of and interest on the Loans and fees described in this Agreement shall be made to the Agent for the pro rata benefit of each Lender according to the respective percentages of each Lender set forth opposite its name on
Schedule 2.2 hereto. The Agent will distribute each payment to the Lenders promptly following receipt thereof (and in any event on the same Business Day as the date when received, if such payment is received at or prior to 12:00 noon (New York time)).

          (S) 2.19.  Eurodollar Offices.  Each Lender intends to initially
                     ------------------
fulfill its commitment with respect to such Lender's pro rata share of any Eurodollar Advance by causing the Initial Eurodollar Office of such Lender to make such Lender's pro rata share of such Eurodollar Advance; provided, however, that each Lender may, at its option fulfill such commitment by causing another branch or an Affiliate of such Lender to make such Lender's pro rata share of such Eurodollar Advance; and provided, further, that the selection by such Lender of the Initial Eurodollar Office of such Lender or any other such branch or Affiliate shall not affect the obligations of the Borrower to repay such Lender's pro rata share of the Eurodollar Advances in accordance with the terms of this Agreement.

          (S) 2.20.  Telephonic Notice.  Without in any way limiting the
                     -----------------
Borrower's obligation to confirm in writing any telephonic notice of a borrowing, conversion or renewal, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from an Authorized Representative of the Borrower prior to receipt of written confirmation.

          (S) 2.21.  Maximum Interest.  (a)  No provision of this Agreement or
                     ----------------
any Note shall require the payment to any Lender or permit the collection by any Lender of interest in excess of the maximum rate of interest from time to time permitted (after taking into account all consideration which constitutes interest) by laws applicable to the Lender Debt which are binding on any Lender (such maximum rate being such Lender's "MAXIMUM PERMISSIBLE RATE").

          (b)  If the amount of interest computed without giving effect to this
Section 2.21 and payable on any interest payment date in respect of the preceding interest computation period would exceed the amount of interest computed in respect of such period at the Maximum Permissible Rate, the amount of interest payable to such Lender on such date in respect of such period shall be computed at such Lender's Maximum Permissible Rate.

          (c) If at any time and from time to time: (i) the amount of interest payable to any Lender on any interest payment date shall be computed at such Lender's Maximum Permissible Rate pursuant to the preceding subsection (b); and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at such Lender's Maximum Permissible Rate, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at such Lender's Maximum Permissible Rate until the amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to the preceding subsection (b).

          SECTION 3.  PAYMENTS, PREPAYMENTS AND REDUCTIONS

          (S) 3.1.  Mandatory Payments.  (a)  SCHEDULED PAYMENTS.  The Borrower
                    ------------------
shall, until payment in full of the Term Loan and subject to earlier prepayment and payment as hereinafter provided, pay to the Agent for the benefit of the Lenders the principal sum of the

Term Loan, in 14 consecutive semi-annual installments on the dates and in the amounts set forth below:

        Payment Date                          Installment Amount
        ------------                          ------------------
      July 15, 1994                                1,500,000
      January 15, 1995                             1,500,000
      July 15, 1995                                2,500,000
      January 15, 1996                             2,500,000
      July 15, 1996                                3,000,000
      January 15, 1997                             3,000,000
      July 15, 1997                                4,000,000
      January 15, 1998                             4,000,000
      July 15, 1998                                4,000,000
      January 15, 1999                             4,000,000
      July 15, 1999                                4,000,000
      January 15, 2000                             4,000,000
      July 15, 2000                                4,300,000
      Maturity Date                                4,300,000

provided, however, that in any event the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan.

          (b) EXCESS CASH FLOW. Until such time as there shall be outstanding no Loans and no Commitments, and the Letter of Credit Usage shall be zero, not later than the date 90 days following the end of each Fiscal Year of the Borrower, commencing with the Fiscal Year ending on December 31, 1992, the Borrower shall pay and there shall become due and payable in respect of such Fiscal Year, a prepayment (without premium or penalty) in respect of the Lender Debt equal to 67% of the Excess Cash Flow for such Fiscal Year, such prepayment to be applied as follows: FIRST, to the Term Loan (applied pro rata to the then remaining installments of principal thereof, until the Term Loan has been paid in full), SECOND, to the outstanding principal of the Revolving Advances (in permanent reduction of the Revolving Credit Facility Commitment) until the Revolving Advances have been paid in full, and THIRD, to provide cash collateral for any outstanding Letters of Credit, until there shall have been provided cash collateral equal to the undrawn amount of all Letters of Credit (any such cash collateral for outstanding obligations in respect of Letters of Credit, whether provided under this clause THIRD or otherwise under the Loan Documents but in any event to be held by the Agent on terms and pursuant to agreements reasonably satisfactory to the Agent and which cash collateral shall constitute part of the Collateral (the "LETTER OF CREDIT CASH COLLATERAL")). Notwithstanding the foregoing, the Excess Cash Flow generated from and after the Closing Date on a cumulative basis until such time as such cumulative Excess Cash Flow from and after the Closing Date first equals or exceeds $1,200,000 shall be excluded from the calculation made above to determine the amount of prepayment under this
Section 3.1(b).

          (c) ASSET SALES. Until such time as there shall be outstanding no Loans and no Commitments, and the Letter of Credit Usage shall be zero, the Borrower shall pay and there shall become due and payable, concurrently with the receipt of Net Proceeds with respect to any

Asset Sale, a prepayment (without premium or penalty) in respect of the Lender Debt equal to the Net Proceeds of such Asset Sale, such prepayment to be applied as follows: FIRST, to the Term Loan (applied pro rata to the then remaining installments of principal thereof, until the Term Loan has been paid in full), SECOND, to the outstanding principal of the Revolving Advances (in permanent reduction of the Revolving Credit Facility Commitment) until the Revolving Advances have been paid in full, and THIRD, to provide Letter of Credit Cash Collateral for any outstanding Letters of Credit, until there shall have been provided Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit.

          (d) ISSUANCES AND EXTRAORDINARY RECEIPTS. Until such time as there shall be outstanding no Loans and no Commitments, and the Letter of Credit Usage shall be zero, the Borrower shall pay and there shall become due and payable, concurrently with the receipt of Net Proceeds with respect to any Issuance (other than the Guaranteed Loan, the Converted Loan, the Converted Equity, a Takeout Financing, a Special Subordinated Takeout Financing or an Initial Equity Issuance) or Extraordinary Receipt, a prepayment (without premium or penalty) in respect of the Lender Debt equal to the Net Proceeds of such Issuance or Extraordinary Receipt, such prepayment to be applied as follows: FIRST, to the Term Loan (applied to installments of principal thereof in inverse order of maturities) until the Term Loan has been paid in full, SECOND, to the outstanding principal of the Revolving Advances (in permanent reduction of the Revolving Credit Facility Commitment) until the Revolving Advances have been paid in full, and THIRD, to provide Letter of Credit Cash Collateral for any outstanding Letters of Credit, until there shall have been provided Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit.

          (e) TAKEOUT FINANCING. Until such time as there shall be outstanding no Loans and no Commitments, and the Letter of Credit Usage shall be zero, the Borrower shall pay and there shall become due and payable, concurrently with the receipt of Net Proceeds with respect to a Takeout Financing, a prepayment (without premium or penalty) in respect of the Lender Debt and other Indebtedness equal to the Net Proceeds of such Issuance, such prepayment to be applied as follows: FIRST, to the Term Loan until the Term Loan (and any other amounts outstanding thereunder, including accrued and unpaid interest, fees and expenses) has been paid in full, SECOND, to the Guaranteed Loan until the Guaranteed Loan (and any other amounts outstanding thereunder, including accrued and unpaid interest, fees and expenses) has paid in full, and THIRD, to the payment of all Indebtedness under the Subordinated Notes until the Indebtedness under the Subordinated Notes (and any other amounts outstanding thereunder, including accrued and unpaid interest, fees and expenses) is paid in full.

          (f) INITIAL EQUITY ISSUANCE. Until such time as there shall be outstanding no Loans and no Commitments, and the Letter of Credit Usage shall be zero, the Borrower shall pay and there shall become due and payable, concurrently with the receipt of Net Proceeds with respect to an Initial Equity Issuance, a prepayment (without premium or penalty) in respect of the Lender Debt and other Indebtedness equal to the Net Proceeds of such Initial Equity Issuance, such prepayment to be applied as follows: FIRST, to the Guaranteed Loan until all 'Guaranteed Loan Obligations' (as such term is defined in the Guaranteed Note) have been paid in full, SECOND, to the payment of all Indebtedness under the Subordinated Notes until the Indebtedness under the Subordinated Notes (and any other amounts outstanding thereunder, including accrued and unpaid interest, fees and expenses) is paid in full, THIRD, to the Term Loan (applied pro rata to the then remaining installments of principal thereof), until the Term

Loan has been paid in full, FOURTH, to the outstanding principal of the Revolving Advances (in permanent reduction of the Revolving Credit Facility Commitment) until the Revolving Advances have been paid in full, and FIFTH, to provide Letter of Credit Cash Collateral for any outstanding Letters of Credit, until there shall have been provided Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit.

          (g) SPECIAL SUBORDINATED TAKEOUT FINANCING. Until such time as there shall be outstanding no Loans and no Commitments, and the Letter of Credit Usage shall be zero, the Borrower shall pay and there shall become due and payable, concurrently with the receipt of Net Proceeds with respect to any Special Subordinated Takeout Financing, a prepayment (without premium or penalty) in respect of the Lender Debt and other Indebtedness equal to the Net Proceeds of such Issuance or Extraordinary Receipt, such prepayment to be applied as follows: FIRST, to the Guaranteed Loan until all 'Guaranteed Loan Obligations' (as such term is defined in the Guaranteed Note) have been paid in full, SECOND, to the Term Loan (applied to installments of principal thereof in inverse order of maturities) until the Term Loan has been paid in full, THIRD, to the outstanding principal of the Revolving Advances (in permanent reduction of the Revolving Credit Facility Commitment) until the Revolving Advances have been paid in full, and FOURTH, to provide Letter of Credit Cash Collateral for any outstanding Letters of Credit, until there shall have been provided Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit.

          (h) REVOLVING ADVANCES IN EXCESS OF THE BORROWING LIMIT. If at any time the sum of the then aggregate outstanding principal amount of the Revolving Loan plus the Letter of Credit Usage at such time shall exceed the Borrowing Limit at such time, the Borrower shall immediately eliminate such excess by first paying an amount equal to such excess until the sooner to occur of (x) the elimination in full of such excess, and (y) the Revolving Loan is paid in full, and, to the extent then necessary to eliminate any remaining excess after payment in full of the Revolving Loan, by providing Letter of Credit Cash Collateral in an amount equal to the remaining excess for any outstanding Letters of Credit, until there shall have been provided Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit.

          (i) ADJUSTMENT IN PURCHASE PRICE UNDER THE PURCHASE AGREEMENT. The Borrower shall pay to the Agent for the benefit of the Lenders an amount equal to 50% of all aggregate amounts remitted pursuant to Section 2.3 of the Purchase Agreement in excess of $1,400,000, which amounts shall applied pro rata to the then remaining installments of principal of the Term Loan.

          (j) ADJUSTMENT IN PURCHASE PRICE UNDER THE COMCAST PURCHASE AGREEMENT. The Borrower shall pay to the Agent for the benefit of the Lenders an amount equal to 50% of all aggregate amounts remitted by the Transferors pursuant to Section 2.3 of the Comcast Purchase Agreement, which amounts shall applied pro rata to the then remaining installments of principal of the Term Loan.

          (k) CLEAN DOWN. The Borrower shall cause, for a period of at least 30 consecutive days once every Fiscal Year, the aggregate outstanding principal balance of the Revolving Loans to be reduced to an amount equal to or less than
(i) $6,000,000 for the Fiscal Year ending December 31, 1994, (ii) $3,500,000 for the Fiscal Year ending December 31, 1995,

(iii) $2,500,000 for the Fiscal Year ending December 31, 1996, and (iv) $0 for each Fiscal Year thereafter.

          (l) PAYMENTS TO INCLUDE INTEREST. All prepayments under Sections 3.1 and 3.2 hereof shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid but without the prepayment premium set forth in Section 3.7 hereof, provided, that, all such payments shall be subject to payment of any applicable indemnity obligations pursuant to Section
2.15 hereof.

          (S) 3.2.  Payment From Insurance Proceeds.  (a)  Except as provided in
                    -------------------------------
paragraph (b) below, not later than the fifteenth (15th) calendar day following the receipt by the Agent or any Credit Party or Subsidiary of any Credit Party
(x) of any Net Proceeds of any insurance required to be maintained pursuant to
Section 9.3(a) hereof on account of each separate loss, damage or injury in excess of $50,000 (or, if there shall be continuing an Event of Default, of any amount of Net Proceeds) to any asset (other than Inventory) of such Credit Party or such Subsidiary (including, without limitation, all Collateral other than Inventory), or (y) of any Net Proceeds of any business interruption insurance required to be maintained pursuant to Section 9.3(a) hereof in excess of $250,000 (or, if there shall be continuing an Event of Default, the full amount of Net Proceeds), such Credit Party or Subsidiary shall notify the Agent of such receipt in writing or by telephone promptly confirmed in writing, and not later than the fifteenth (15th) calendar day following receipt by the Agent or such Credit Party or Subsidiary of any such amounts of proceeds of such insurance, there shall become due and payable a prepayment of principal in an amount equal to such Net Proceeds. Prepayments from such Net Proceeds shall be applied as follows: FIRST, to the Term Loan (applied pro rata to the then remaining installments of principal thereof), until the Term Loan has been paid in full, SECOND, to the outstanding principal of the Revolving Advances (in permanent reduction of the Revolving Credit Facility Commitment) until the Revolving Advances have been paid in full, THIRD, to provide Letter of Credit Cash Collateral for any outstanding Letters of Credit, until there shall have been provided Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit, and FOURTH, to the Borrower or whoever else shall be legally entitled thereto. Any such prepayment on the Term Loan or Revolving Loan shall be made in accordance with the terms of Section 3.4(f) hereof, without penalty or premium, but shall be subject to payment of any applicable indemnity obligations pursuant to Section 2.15 hereof.

          (b) In the case of the receipt of Net Proceeds described in paragraph
(a) of this Section 3.2 with respect to the loss, damage or injury to any asset of a Credit Party or its Subsidiary (other than Net Proceeds of any business interruption insurance), the Borrower may elect, by written notice delivered to the Agent not later than the day on which a prepayment would otherwise be required, to apply all or a portion of such Net Proceeds for the purpose of replacing, repairing, restoring or rebuilding the relevant tangible property, and, in such event, any required prepayment under paragraph (a) of this Section 3.2, shall be reduced dollar for dollar by the amount of such election. An election under this paragraph 3.2(b) shall not be effective unless: (A) at the time of such election there is no continuing no Default or Event of Default; (B) the Borrower shall have certified to the Agent that: (1) the Net Proceeds of the insurance adjustment for such loss, damage or injury, together with other funds available to the Borrower, shall be sufficient to complete such replacement, repair, restoration or rebuilding in accordance with all applicable laws, regulations and ordinances; and (2) to the best knowledge of the

Borrower, no Default or Event of Default has arisen or will arise as a result of such loss, damage, injury, replacement, repair or rebuilding; and (C) if the amount of Net Proceeds in question exceeds $250,000, the Borrower shall have obtained the Written Consent of the Majority Lenders (which consent will not be unreasonably withheld) to such election.

          (c) In the event of an election under Section 3.2(b), pending application of the Net Proceeds to the required replacement, repairs, restoration or rebuilding, the Borrower shall, not later than the time at which prepayment would have been, in the absence of such election, required under the first sentence of Section 3.2(b), apply such Net Proceeds to the prepayment of the outstanding principal balance, if any, of the Revolving Advances (not in permanent reduction of the Revolving Credit Facility Commitment), and deposit (the "SPECIAL DEPOSIT") with the Agent, the balance, if any, of such Net Proceeds remaining after such application, pursuant to agreements in form, scope and substance reasonably satisfactory to the Agent and the Borrower. The Special Deposit, together with all earnings on such Special Deposit, shall be available to the Borrower solely for the replacement, repair, rebuilding or restoration of the tangible property suffering the injury, loss or damage in respect of which such prepayment and Special Deposit were made or to such other purpose to which the Majority Lenders may consent in writing; provided, however, that at such time as a Default or Event of Default shall have otherwise occurred, the balance of the Special Deposit and earnings thereon may be applied by the Agent to repay the Lender Debt in accordance with the terms of Section 11 hereof. The Agent shall be entitled to require proof, as a condition to the making of any withdrawal from the Special Deposit, that the proceeds of such withdrawal are being applied to the purposes permitted hereunder.

          (d) Notwithstanding anything to the contrary in this Section 3.2, on the date 10 days following the receipt by the Agent or any Credit Party of any Net Proceeds of any insurance referred to in Section 9.3(c) hereof, there shall become due and payable a prepayment of principal in respect of the Lender Debt in an amount equal to 100% of such Net Proceeds up to $2,000,000. All prepayments made pursuant to this Section 3.2(d) shall be applied in the manner specified in Section 3.2(a) hereof.

          (e)  In the case of the receipt of Net Proceeds described in paragraph
(a) of this Section 3.2 with respect to Inventory, there shall become due and payable a prepayment of principal in an amount equal to such Net Proceeds, which prepayment shall be applied FIRST, to the outstanding principal of the Revolving Advances until the Revolving Advances have been paid in full (but not in permanent reduction thereof), SECOND, to provide Letter of Credit Cash Collateral for any outstanding Letters of Credit, until there shall have been provided Letter of Credit Cash Collateral equal to the undrawn amount of all Letters of Credit, and THIRD, to the Borrower or whoever else shall be legally entitled thereto. Any such prepayment on the Term Loan or Revolving Loan shall be made without penalty or premium, but shall be subject to payment of any applicable indemnity obligations pursuant to Section 2.15 hereof.

          (S) 3.3.  Optional Prepayments.  (a)  Upon not less than three
                    --------------------
Business Days' prior Written Notice to the Agent with respect to the Term Loan, the Borrower shall have the right from time to time to prepay, without premium, fee or charge (except as provided in Section 2.15 and Section 3.7 hereof), the Term Loan in part in the amount of $500,000 or an integral multiple of $250,000 in excess thereof or at any time in whole, so long as, concurrently with the making of any such prepayment, the Borrower pays all accrued interest on the amount being prepaid to such date plus any Additional Indebtedness provided for under Section 2.15 hereof. Each optional prepayment on the Term Loan shall be applied to the remaining installments of principal in order of maturity.

          (b) Upon not less than three Business Days' prior Written Notice to the Agent with respect to Revolving Advances constituting Eurodollar Advances and not less than one Business Day's prior Written Notice to the Agent with respect to Revolving Advances constituting Base Rate Advances, the Borrower shall have the right from time to time to prepay in part, without premium, fee or charge (except as provided in Section 2.15 hereof and Section 3.7 hereof), any Revolving Advances, so long as each such prepayment is in the amount of $250,000 or an integral multiple of $250,000 in excess thereof or, if less, the then aggregate outstanding principal balance of the Revolving Loan, and so long as, concurrently with the making of any such prepayment, the Borrower pays any Additional Indebtedness provided for under Section 2.15 hereof.

          (c) No Eurodollar Advance or portion thereof may be prepaid under this Section 3.3 until the last day of the Interest Period therefor. Upon the giving of notice of prepayment, the amount therein specified to be prepaid shall be due and payable on the date therein specified for such prepayment, together with all accrued interest thereon to such date plus any fees, premiums, charges or costs provided for under Section 2.15 hereof. The Agent shall, promptly after receipt of any notice of prepayment of any Advance as provided in this Section 3.3, notify each Lender in writing or by telephone confirmed promptly in writing of the Borrower's intention so to prepay all or part of such Advance.

          (S) 3.4.  Procedures for Payment.  (a)  Each payment or prepayment
                    ----------------------
hereunder and under the Notes shall be made not later than 2:00 p.m. (New York City time) on the day when due in lawful money of the United States of America to the Agent at the Payment Office in immediately available funds, without counterclaim, offset, claim or recoupment of any kind. Each payment or prepayment hereunder and under the Notes shall be made without setoff or counterclaim and free and clear of, and without deduction for, any present or future withholding or other taxes, duties or charges of any nature imposed on such payments or prepayments by or on behalf of any Governmental Body thereof or therein, except for Excluded Taxes. If any such taxes, duties or charges (other than any Excluded Taxes) are so levied or imposed on any payment or prepayment to any Lender, the Borrower will make additional payments in such amounts as may be necessary so that the net amount received by such Lender, after withholding or deduction for or on account of all taxes, duties or charges, including withholdings and deductions applicable to additional sums payable under this
Section 3.4(a) (other than Excluded Taxes), and after taking into account any credit or recovery (other than a credit or recovery with respect to Excluded Taxes) that is available to such Lender and is utilized by such Lender (within the taxable year in which the corresponding payment has been made pursuant to this Section 3.4.) for or on account of any such taxes, duties or charges (other than Excluded Taxes) will be equal to the amount provided for herein or in such Lender's Note or Notes. At the Borrower's reasonable request, each Lender shall prepare a written statement setting forth whether any such credit or recovery has been utilized or can be utilized in the taxable year in which the corresponding payment has been made pursuant to this Section 3.4. If the Borrower reasonably disagrees with such statement, then Lender will request its accountants or counsel to concur with

Lender's conclusion. The concurrence by such accountants or counsel shall be binding on all parties and the Borrower shall have no other rights with respect to objecting to the statement prepared by any Lender. Whenever any taxes, duties or charges (other than Excluded Taxes) are payable by the Borrower with respect to any payments or prepayments hereunder or under any of the Notes, the Borrower shall furnish promptly to the Agent for the account of the applicable Lender copies (certified by the Borrower) of official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such taxes, duties or charges so withheld or deducted. If the Borrower fails to pay any such taxes, duties or charges when due to the appropriate taxing authority or fails to remit to the Agent for the account of the applicable Lender the required receipts evidencing payment of any such taxes, duties or charges so withheld or deducted, the Borrower shall indemnify the affected Lender for any incremental taxes, duties, charges, interest or penalties that may become payable by such Lender as a result of any such failure.

               (b) (i) Each Lender organized under the laws of a jurisdiction outside of the United States (a "FOREIGN LENDER") shall provide to the Borrower and the Agent two properly completed and executed Internal Revenue Service Forms 4224 or Forms 1001 or other applicable forms, certificates or documents prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to exemption from United States withholding tax under an applicable statute or tax treaty with respect to payments to be made to such Foreign Lender hereunder and under the Notes ("CERTIFICATES OF EXEMPTION"). Each Foreign Lender, if a party to this Agreement on the New Closing Date shall provide such Certificates of Exemption on or before the New Closing Date, and shall provide a Certificate (as hereinafter defined) on or before the first business day of each taxable year of such Foreign Lender thereafter. Each Foreign Lender that becomes a Lender pursuant to Section 13.14 or 13.15 hereof after the New Closing Date shall provide (x) Certificates of Exemption, (y) properly completed and executed Internal Revenue Service Forms 4224 or Forms 1001 or other applicable forms, certificates or documents prescribed by the Internal Revenue Service of the United States, certifying as to such Foreign Lender's entitlement to a reduced rate of withholding under an applicable statute or tax treaty with respect to payments to be made to such Foreign Lender hereunder and under the Notes, or (z) a letter from such Foreign Lender stating that it is not entitled to any such exemption or reduced rate (a "LETTER OF NON-EXEMPTION" and together with any Certificate of Exemption or any form, certificate or document referred to in clause (y) above, each a "CERTIFICATE") on or before the date such Foreign Lender becomes a Lender and on or before the first business day of each taxable year of such Foreign Lender thereafter. Each Foreign Lender further agrees to provide the Borrower and the Agent with new Certificates
     (x) upon the obsolescence of any letter, form, certificate or document previously delivered by the Foreign Lender to the Borrower and the Agent hereunder or (y) promptly after the occurrence of any event requiring a change in the status of the Foreign Lender or in any of the other information provided on the most recent letter, form, certificate or document previously delivered by the Foreign Lender to the Borrower and the Agent hereunder. If the Borrower shall provide written notice to the Foreign Lender that the Certificate is required, and if the Foreign Lender does not submit the Certificate within 30 days following the receipt of such notice and if the failure to do so increases the amount the Borrower otherwise must pay to or on behalf of the Foreign Lender, then the Borrower is relieved of the liability to pay the Foreign

     Lender the increased amount caused solely by such Foreign Lender's failure to provide such Certificate and shall be permitted to deduct the increased withholding tax from the payment due to such Foreign Lender.
     Notwithstanding anything to the contrary in this clause (b)(i), the Borrower will remain liable to the Foreign Lender for all amounts not caused by such Foreign Lender's failure to provide the Certificate.

               (ii) Each Foreign Lender shall provide to the Borrower (x) in the case of a Foreign Lender which is a party to this Agreement on the New Closing Date, on or before the New Closing Date, and (y) in the case of a Foreign Lender that becomes a Lender pursuant to Section 13.14 or 13.15 hereof, on or before such Foreign Lender becomes a Lender, a statement describing all taxes, duties or charges that are in effect and applicable on the Closing Date or the date that such Foreign Lender becomes a Lender hereunder, as the case may be, with respect to which the Borrower would be required to make additional payments to such Foreign Lender under the third sentence of Section 3.4(a) hereof.

               (iii) Within thirty days after the written reasonable request of the Borrower, each Foreign Lender shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of taxes paid by the Borrower hereunder or making payment of taxes hereunder; provided, however, that no Foreign Lender shall be required to furnish to the Borrower any financial information with respect to itself or other information which it considers confidential in its sole discretion, such determination to be final and binding on all parties hereto.

               (iv) If (A) the Certificates provided by a Foreign Lender at the time such Foreign Lender first becomes a party to this Agreement indicate a United States interest withholding tax in excess of zero, or (B) a Foreign Lender that originally provided Certificates of Exemption indicating that such Foreign Lender was exempt from United States withholding tax thereafter ceases to qualify for such exemption, the Borrower shall have the right to require such Foreign Lender to assign all of its Commitment and its pro rata share of the Advances (including its pro rata share of the interest accrued thereon) to one or more banks or financial institutions (or branches thereof) identified by the Borrower and acceptable to the Agent at a purchase price equal to the principal of and accrued but unpaid interest and fees (to the date of purchase) on such Foreign Lender's Commitment and pro rata share of the Advances.

          (c) Notwithstanding anything to the contrary contained in this Agreement, the Borrower agrees to pay any present or future stamp or documentary taxes, any intangibles tax or any other sales, excise or property taxes, charges or similar levies now or hereafter assessed that arise from and are attributable to any payment made hereunder, under the Notes or from the execution, delivery of, or otherwise with respect to, this Agreement, the Notes, the Mortgages, or other Security Documents and any and all recording fees relating to any Loan Documents securing any Lender Debt ("OTHER TAXES").

          (d) The Borrower shall indemnify each Lender and the Agent for the full amount of any taxes other than Excluded Taxes, or Other Taxes (including, without limitation, any taxes other than Excluded Taxes, or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.4) duly paid or payable by such Lender or the Agent and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Indemnification payments shall be made within 30 days from the date such Lender or the Agent makes written demand therefor.

          (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.4 shall survive the payment in full of principal and interest hereunder and under the Notes indefinitely.

          (f) Notwithstanding anything contained in Section 3.1 or 3.2 hereof, the Agent shall not apply any mandatory prepayment under such Sections to any portion of the Term Loan or Revolving Loan which constitutes a Eurodollar Advance until the last day of the respective Interest Period therefor or the earlier maturity of such portion of such Loan by acceleration or otherwise, such mandatory prepayment, until it can be so applied, to be applied to the prepayment of such portion of the Term Loan or Revolving Loan, as the case may be, comprising Base Rate Advances. If there shall remain any portion of such mandatory prepayment after payment in full of such portion of the Revolving Loan constituting Base Rate Advances, then until such remaining portion of the mandatory prepayment can be applied to the Eurodollar Advances as aforesaid, such remaining portion of such mandatory prepayment shall be invested and reinvested by and in the name of the Agent in investments of the type permitted under Section 10.4(b) hereof with the type and maturity of such investments to be mutually agreed to by the Agent and the Borrower. All interest earned on such investments shall be for the account and risk of the Borrower. Interest earned on any portion of principal applied to a Eurodollar Advance shall be, so long as no Default or Event of Default shall have occurred and be continuing, and to the extent received by the Agent, turned over to the Borrower promptly following application of such principal to such Eurodollar Advance. As additional collateral security for the Lender Debt, the Borrower hereby grants to the Agent a security interest in (x) any such mandatory prepayments and any investments thereof, including, without limitation, any certificates or instruments evidencing any such investments, and all claims and choses in action in respect of the foregoing, (y) any interest or other payment made in respect of such investments, and (z) any and all proceeds of any of the above and all claims and choses in action in respect of the foregoing (all of the foregoing constituting part of the Collateral). To the extent the Agent makes any such investments, the Borrower hereby authorizes the Agent to hold any certificate or instrument evidencing such investments.

          (S) 3.5.  Commitment Fee.  The Borrower shall pay to the Agent for the
                    --------------
account of the Lenders a commitment fee which shall accrue from and after the New Closing Date until the date of the expiration, termination or cancellation of the Revolving Credit Facility Commitment payable quarterly in arrears beginning on the date three months after the New Closing Date, and on the same day of every third month thereafter (and on the date of maturity or earlier expiration, termination or cancellation of the Revolving Credit Facility Commitment), of one-half of one percent (0.5%) per annum on the amount by which the Revolving Credit Facility Commitment exceeds the aggregate outstanding principal amount of the Revolving Loan (calculated daily).

          (S) 3.6.  Other Fees.  The Borrower shall pay to UBS for its own
                    ----------
account certain agency, commitment, syndication and facility fees as set forth in the Fee Letter.

          (S) 3.7.  Prepayments to Include Interest.  All prepayments pursuant
                    -------------------------------
to this Section 3, except optional prepayments on Revolving Advances, shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          SECTION 4.  LETTERS OF CREDIT

          (S) 4.1.  Letters of Credit.  (a)  The Borrower may request (and, as
                    -----------------
to the Rollover Letters of Credit, the Borrower shall be deemed to have requested on the New Closing Date), subject to the terms and conditions herein set forth (including, without limitation, the conditions set forth in Section 7 hereof and the definitions contained in Section 1 hereof), from time to time prior to the termination of the Revolving Credit Facility Commitment and upon five Business Days' Written Notice (except as to the Rollover Letters of Credit), that UBS (or any other Lender approved by UBS) issue, and UBS (or any such other Lender) shall, subject to such conditions, issue (UBS and each such other Lender, upon issuance of a Letter of Credit, being an "ISSUING LENDER" in respect of such Letter of Credit) Letters of Credit; provided, however, that the aggregate undrawn amount of all Letters of Credit at any time outstanding, together with the amount of unreimbursed drawings thereunder and the then aggregate unpaid principal amount of the Revolving Loan, shall not exceed the Borrowing Limit; provided, further, that in no event shall any Lender issue any Letter of Credit if the original undrawn amount thereof, together with the aggregate undrawn and unreimbursed amounts of all other Letters of Credit immediately prior to the time of such issuance, exceeds $1,500,000; provided, further, that in no event shall UBS or any other Lender issue any Letter of Credit if the sum of the original undrawn amount thereof plus the aggregate undrawn and unreimbursed amounts immediately prior to the time of such issuance of all other Letters of Credit issued by such Lender plus such Lender's pro rata portion of the aggregate unpaid principal amount of the Revolving Loan, exceeds such Lender's Revolving Commitment.

          (b) Each Letter of Credit shall be in form, scope and substance satisfactory to the Agent, shall be issued pursuant to a Letter of Credit Agreement and shall expire no later than the earlier of the Maturity Date and the date one year following the date of issuance thereof.

          (c) The Borrower shall reimburse the Issuing Lender of each Letter of Credit issued hereunder for any draft paid under such Letter of Credit (including, without limitation, Letters of Credit issued prior to the New Closing Date) within one Business Day following the date of such payment. The Borrower shall to the extent of availability under the Revolving Credit Facility Commitment effect such payment with the proceeds of a Revolving Advance (which shall be entirely a Base Rate Advance) made to the Borrower in the amount of such payment (whether or not any request therefor has been made by the Borrower), which Revolving Advance shall at such time be made and applied to payment of reimbursement of such drawing without any notice by or consent of the Borrower (except that no such Revolving Advance shall be required to be made by the Lenders to the extent prevented by applicable law or following any Event of Default of the type described in Section 11.1(h) or 11.1(i) hereof, in which case the Borrower shall nevertheless be obligated to make such payment), and shall be repayable, together with interest thereon, in accordance with the provisions of Section 2 hereof; provided, however, that no such Revolving Advance shall be made if, after giving effect thereto, the aggregate unpaid principal amount of the Revolving Loan shall exceed $8,000,000. The applicable Issuing Lender shall, notwithstanding the foregoing, be entitled to the benefits of the provisions of Section 13.17 hereof as to purchases of participations in such Letter of Credit, but only after the date that such reimbursement, after giving effect to such postponement, shall have become due and payable. The Issuing Lender shall promptly notify the Agent, the other Lenders and the Borrower in writing or by telephone confirmed promptly in writing of any such drawing under a Letter of Credit and the making of such Revolving Advance. Any payments by an Issuing Lender of drawings under any Letter of Credit in foreign currency shall be reimbursed by the Borrower in U.S. dollars at the rate of exchange for cable transfers in effect on the date of payment by such Issuing Lender.

          (S) 4.2.  Letter of Credit Fees.  Unless otherwise agreed to in
                    ---------------------
writing by the Borrower and an Issuing Lender with respect to any Letter of Credit, the Borrower shall pay to the Agent for the pro rata benefit of all Lenders, in arrears on the last day of each March, June, September and December of each year and on the date of the full drawing, cancellation, expiration or termination of such Letter of Credit, a fee on the average daily undrawn amount of such Letter of Credit, issued by such Issuing Lender for such calendar quarter or shorter period, at a rate of two and three-quarters percent (2.75%) per annum (in either instance, computed on the basis of the actual number of days elapsed over a year of 365 days). In addition, the Borrower shall pay to each Issuing Lender, in respect of each Letter of Credit issued by such Issuing Lender hereunder, on demand, all standard fees and other charges charged by such Issuing Lender with respect to the issuance and maintenance of any Letter of Credit.

          (S) 4.3.  Indemnity.  The Borrower agrees to indemnify each Issuing
                    ---------
Lender and each of its correspondents and hold it harmless from and against any and all claims, damages, losses, liabilities, costs and expenses whatsoever which it may incur or suffer by reason of or in connection with the execution and delivery or assignment of or payment or presentation under or in respect of any Letter of Credit issued by such Issuing Lender or any action taken or omitted to be taken with respect to any Letter of Credit issued by such Issuing Lender, except to the extent that any such claims, damages, losses, liabilities, costs or expenses shall be caused by the willful misconduct or gross negligence of such Issuing Lender or such correspondent in making payment against any draft presented under any Letter of Credit which does not substantially comply with the terms thereof, or in failing to make payment against any such draft which strictly complies with the terms of such Letter of Credit, it being understood that (x) in making such payment, such Issuing Lender's or such correspondent's exclusive reliance in good faith on the documents presented to and believed to be genuine by it in accordance with the terms of such Letter of Credit as to any and all matters set forth therein, including, without limitation, reliance in good faith on any affidavit presented pursuant to such Letter of Credit and on the amount of any sight draft presented pursuant to any Letter of Credit whether or not any statement or any other document presented pursuant to such Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to be untrue or inaccurate in any respect whatsoever and (y) any such noncompliance in a nonmaterial respect shall, in each case, not be deemed willful misconduct or gross negligence of such Issuing Lender or such correspondent. Upon demand by any Issuing Lender or such correspondent at any time, the Borrower shall reimburse such Issuing Lender or such correspondent for any legal or other expenses incurred in connection with investigating or defending against any of the foregoing, except if the same is due to such Issuing Lender's or such correspondent's gross negligence or willful misconduct as aforesaid. The indemnities contained herein shall survive the expiration or termination of the Letters of Credit and this Agreement and shall be payable upon demand.

          (S) 4.4.  Reimbursement of Certain Costs.  (a)  Unless at the time
                    ------------------------------
prohibited by an order of a court of competent jurisdiction, the obligations of the Borrower hereunder with regard to Letters of Credit are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have against any Person, including, without limitation, the beneficiary of such Letter of Credit and any Issuing Lender, and all sums payable by the Borrower hereunder with respect to any such Letter of Credit, whether of principal, interest, fees, expenses or otherwise, shall be paid in full, without any deduction or withholding whatsoever. In the event that the Borrower is compelled by applicable law to make any such deduction or withholding, then, unless prohibited by applicable law, it shall pay to each Issuing Lender such additional amount as will result in the receipt by each Issuing Lender of a net sum equal to the sum it would have received if no such deduction or withholding had been required to be made.

          (b)  In the event that any Change of Law occurs which:

               (i) subjects any Issuing Lender to any tax with respect to any amount paid or to be paid by such Issuing Lender as the issuer of any Letter of Credit or its commitment or agreement to honor drafts under any Letter of Credit (other than any franchise tax and any tax measured by or based upon the overall net income of such Issuing Lender); or

               (ii) changes the basis or rate of taxation of payments to any Issuing Lender with respect to any Letter of Credit or such commitment (other than any franchise tax and any tax measured by or based upon the overall net income of such Issuing Lender); or

               (iii) imposes, modifies, requires, makes or deems applicable any reserve, deposit, insurance assessment or similar requirements against any assets held by, deposits with or for the account of, or loans or commitments by, an office of any Issuing Lender in connection with payments by such Issuing Lender under any Letter of Credit or commitments under any Letter of Credit; or

               (iv) imposes any condition upon or causes in any manner the addition of any supplement to or an increase of any kind to any Issuing Lender's capital or cost base for issuing any Letter of Credit which results in an increase in the capital requirement supporting such Letter of Credit; or

               (v) imposes, modifies, requires, makes or deems applicable to any Issuing Lender any capital requirement, increased capital requirement or similar requirement such as, without limitation, the deeming of any Letter of Credit to be an asset held by such Issuing Lender for capital calculation or other purposes;

and the result of any of the foregoing is to reduce the after-tax rate of return on such Issuing Lender's capital, increase the cost to any Issuing Lender of making any payment under, or maintaining its commitment under, any Letter of Credit, or to reduce the amount of any payment (whether of principal, interest or otherwise) or benefit received or receivable by such Issuing Lender with respect to any Letter of Credit or to require such Issuing Lender to make any payment on or calculated by reference to the gross amount of any sum received by it with respect to any Letter of Credit, in each case by an amount which such Issuing Lender in its sole judgment deems material (including, without limitation, such Issuing Lender's cost of taking action in anticipation of the effectiveness of any event referred to above in order to enable such Issuing Lender to be in compliance therewith upon effectiveness), then and in any such case:

               (x) such Issuing Lender shall promptly notify the Borrower, the Agent and the other Lenders in writing of the happening of such event;

               (y) such Issuing Lender shall promptly deliver to the Borrower, the Agent and the other Lenders a certificate stating the change which has occurred or the reserve requirements or other conditions which have been imposed on such Issuing Lender or the request, directive or requirement with which it has complied, together with the date thereof and the amount of such increased cost, reduction or payment; and

               (z) the Borrower shall pay to such Issuing Lender, upon demand, after delivery of the notice referred to in clause (x) above, such amount or amounts as will compensate for such additional cost, reduction or payment, to the extent permitted by law.

A certificate delivered by an Issuing Lender pursuant to clause (y) above as to the additional amounts payable pursuant to this paragraph shall, in the absence of manifest error, be conclusive evidence of the amount thereof. The protection of this Section 4.4 shall be available to each Issuing Lender regardless of any possible contention of invalidity or inapplicability of the applicable Change of Laws.

          (S) 4.5.  Payment of Drafts.  Delivery to the Agent, any Issuing
                    -----------------
Lender or their correspondents of any documents purporting to comply with the requirements of any Letter of Credit shall be sufficient evidence of the validity, genuineness, and sufficiency thereof and of the good faith and proper performance of the shippers, drawers and/or users of any Letter of Credit, their agents and assignees, and the Agent, such Issuing Lender and their correspondents may rely and act thereon without liability or responsibility with respect thereto or with respect to the correctness or condition of any shipment of merchandise to which the same may relate. Upon receipt by the Agent or any Issuing Lender of written approval thereof from the Borrower, the Agent or any such Issuing Lender, as the case may be, may (but shall not be required to) accept or pay overdrafts or irregular drafts or drafts with irregular documents attached or with respect to which property has been substituted or time limits have been extended, and no such acceptance or payment shall impair any rights of the Agent or any Issuing Lender under this Agreement. In case of any variation between the documents called for by any Letter of Credit and the documents accepted by the Agent, an Issuing Lender or their correspondents, the Borrower shall be conclusively deemed to have waived any right to object to such variation with respect to any action of the Agent, such Issuing Lender or such correspondents relating to such documents and to have ratified and approved such action as having been taken on the direction of the Borrower, unless the Borrower within ten Business Days of the receipt of such documents or acquisition of knowledge of such variation files an objection with the Agent or such Issuing

Lender in writing. No Issuing Lender (nor the Agent) shall be liable for any delay in giving, or failing to give, notice of the arrival of any goods or any other notice, or for any error, neglect or default of any of its correspondents or any shipper, carrier, bailee or insurer; nor shall any Issuing Lender (or the Agent) be responsible for the non-fulfillment of any requirement of any Letter of Credit that (i) drafts bear appropriate reference to any Letter of Credit,
(ii) the amount of any draft be noted on the reverse of any Letter of Credit,
(iii) any Letter of Credit be surrendered or taken up or (iv) documents be forwarded apart from any drafts, and the Agent, each Issuing Lender and their correspondents may, if they see fit, waive any such requirements.

          (S) 4.6.  Issuing Lender's Actions.  Any Letter of Credit may, in the
                    ------------------------
discretion of the Issuing Lender thereof or such Issuing Lender's correspondents, be interpreted by it or any such correspondent (to the extent not inconsistent with such Letter of Credit) in accordance with the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, as adopted or amended from time to time, or any other rules, regulations and customs prevailing at the place where any Letter of Credit is available or the drafts are drawn or negotiated. An Issuing Lender and its correspondents may accept and act upon the name, signature or act of any party purporting to be the executor, administrator, receiver, trustee in bankruptcy or other legal representative of any party designated in any Letter of Credit issued by such Issuing Lender in the place of the name, signature or act of such party.

          SECTION 5.  SECURITY AND GUARANTY

          As security for the full and timely payment and performance of the Lender Debt, whether now existing or hereafter arising:

          (S) 5.1.  Security Agreements.  (a)  Each of the Credit Parties shall
                    -------------------
duly execute and deliver to the Agent one or more security agreements, mortgages, pledges or assignments, substantially in the form of Exhibit 5.1-1 hereto (each as amended, supplemented or otherwise modified from time to time in accordance with its terms, a "SECURITY AGREEMENT" and, together with any other agreement now existing or hereafter created under this Section 5 providing collateral security for the payment or performance of the Lender Debt, including, without limitation, the Security Agreement, the Trademark, Patent and Copyright Security Agreement, the Guaranties, the FCC Lease Assignments, Pledge Agreements, the Mortgages and financing statements, in each case, as amended, modified or supplemented from time to time, individually referred to as a "SECURITY DOCUMENT", and collectively referred to as the "SECURITY DOCUMENTS"), and all consents of third parties necessary to permit the effective granting of the Liens created in such security agreements (including, without limitation, a landlord's certificate substantially in the form of Exhibit 5.1-2 hereto (each a "LANDLORD'S CERTIFICATE") in respect of each property subject to a Lease), in form and substance satisfactory to the Agent, as may be required by the Agent to grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first priority lien on and security interest in all present and future personal property, tangible and intangible, and assets of such Credit Party of every kind, wherever located, including, without limitation, deposit accounts, business interruption insurance and all other insurance policies, letters of credit, Receivables, Inventory, contract rights (including, without limitation, rights under franchise contracts and rights relating to the receipt of franchise fees), instruments, chattel paper, certificated and uncertificated securities, general intangibles (including, without limitation, FCC Licenses (to the maximum extent permitted by any applicable

Governmental Rule but subject, to the extent necessary, to the provisions of
Section 11.6 hereof), trademarks, patents, copyrights and other Intellectual Property, excess pension funds and tax refunds), machinery and equipment, fixtures, and all books and records, including, without limitation, computer records and software relating to Inventory, Accounts and customer lists, in each case, of such Credit Party or such Credit Party's Subsidiaries, wherever located, and all proceeds of any kind thereof and products thereof, together with:

               (i) to the extent practicable, evidence of the completion of all other recordings and filings of or with respect to the Security Documents that the Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby (and if not practicable, promptly after the New Closing Date),

               (ii) evidence of the insurance required by the terms of any Security Document,

               (iii) copies of each assigned agreement, if any, referred to in any Security Document, copies of all Required Consents and New Required Consents, together with a consent (to the extent it is a Required Consent, a New Required Consent or is otherwise obtained) to such assignment in form and substance satisfactory to the Lenders, duly executed by each party to such assigned agreements other than the Borrower,

               (iv) evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the Liens created by the Security Documents has been taken,

               (v) such amendments to the Security Documents and other documents so as to confirm or clarify that the Lender Debt is secured by the Comcast Assets, and

               (vi) such other amendments to the Security Documents and other documents so as to confirm or clarify that the Lender Debt continues to be secured by the Collateral from and after the New Closing Date.

          (b)  The Agent shall have received:

               (i) to the extent practicable, acknowledgment copies or stamped receipt copies of proper financing statements, duly filed on or before the day of the initial borrowing hereunder under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the Liens created by the Security Documents, covering the collateral described in the Security Documents (and if not practicable, promptly after the New Closing Date), and

               (ii) completed requests for information, dated on or before the date of the initial borrowing hereunder, listing the financing statements referred to in clause (a) above and all other effective financing statements filed in the jurisdictions referred to in clause (a) above that name any Credit Party as debtor, together with copies of such other financing statements.

          (c) Upon the formation or acquisition, after the Closing Date, of any Subsidiary of the Borrower, such Subsidiary shall execute and deliver to the Agent a security agreement, substantially in the form of Exhibit 5.1-1 hereto, securing all then existing or thereafter incurred Lender Debt. Nothing contained in this Section 5.1(c) shall permit the Borrower or any Subsidiary thereof to form or acquire any Subsidiary which is otherwise prohibited by this Agreement, including, without limitation, Section 10.7 hereof.

          (S) 5.2.  Security Agreement - Intellectual Property.  (a)  Each
                    ------------------------------------------
Credit Party shall duly execute and deliver to the Agent one or more security agreements, substantially in the form of Exhibit 5.2 hereto, covering the Intellectual Property of such Person (each as amended, supplemented or otherwise modified from time to time in accordance with its terms, a "TRADEMARK, PATENT AND COPYRIGHT SECURITY AGREEMENT"), then owned and hereafter acquired, together with assignments of trademarks, patents and copyrights and other similar documents in form suitable for filing with the United States Patent and Trademark Office, the United States Copyright Office or any other applicable governmental office or Governmental Body, as the case may be, and one or more special powers of attorney and all other supplementary assignments and instruments requested by the Agent in connection therewith.

          (b) Upon the formation or acquisition, after the Closing Date, of any Subsidiary of the Borrower, such Subsidiary shall execute and deliver to the Agent a security agreement relating to Intellectual Property, substantially in the form of Exhibit 5.2 hereto, securing all then existing or thereafter incurred Lender Debt. Nothing contained in this Section 5.2(b) shall permit the Borrower or any Subsidiary thereof to form or acquire any Subsidiary which is otherwise prohibited by this Agreement, including, without limitation, Section
10.7 hereof.

          (S) 5.3.  Assignment of Life Insurance.  The Borrower shall duly
                    ----------------------------
execute and deliver to the Agent one or more assignments of the key man life insurance policy referred to in Section 9.3(c) hereof to the extent of the first $2,000,000 of coverage thereunder, substantially in the form of Exhibit 5.3 hereto, and such other instruments and documents as may be required by the Agent to grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first Lien on and security interest in such policy.

          (S) 5.4.  Real Property; Mortgages; Title Insurance.  (a)  The
                    -----------------------------------------
Borrower shall duly execute and deliver to the Agent all mortgages or deeds of trust requested by the Agent from time to time (together with any leasehold mortgage requested by the Agent from time to time, as amended, modified or otherwise supplemented from time to time in accordance with their respective terms, each, a "MORTGAGE") in respect of the real property owned by the Borrower (including, without limitation, the Real Estate owned by the Borrower on the New Closing Date and listed on Schedule 5.4 hereto) so as to create in the Agent's favor, for the benefit of the Agent and for the pro rata benefit of the Lenders, upon recordation thereof, a valid, perfected and enforceable first priority Lien on the Real Estate and improvements described therein, such Mortgages to be in form and substance reasonably satisfactory to the Agent. Schedule 5.4 shall also list all Real Estate for which the Agent has not requested the Borrower to execute and deliver a Mortgage; provided, however, the failure by the Agent at any time to request a Mortgage with respect to any Real Estate shall not operate or be construed as a waiver of the Agent's right to so request the Borrower to execute and deliver such a Mortgage until such time as there shall be outstanding no Loans and no Commitments and the Letter of Credit Usage shall be zero.

          (b) Upon the Borrower or any Subsidiary thereof acquiring any real property with a value (lower of cost or fair market value) in excess of $100,000, the Borrower or such Subsidiary shall, to the extent requested by the Agent or the Majority Lenders, execute and deliver a Mortgage and such other documents as may be reasonably requested by the Lenders with respect thereto. This Section 5.4 shall not be deemed to allow any Credit Party to acquire any property if otherwise prohibited by this Agreement.

          (c) The Borrower shall furnish to the Agent, in sufficient copies for each Lender, for the benefit of the Agent and the Lenders, at the Borrower's expense, a policy of mortgagee title insurance, in form, substance and amount reasonably satisfactory to the Agent, insuring that each of the Mortgages will be a valid and perfected Lien in favor of the Agent on the interest of the Borrower, in, to and under the real property and improvements described therein, and that the Borrower has good and marketable title thereto, to be issued by a title insurance company reasonably satisfactory to the Agent, together with satisfactory evidence that all title insurance premiums have been fully paid. The Borrower shall furnish to the Agent, in sufficient copies for each Lender, certified surveys of real property and such other certificates and documents as the Lenders may reasonably request and which are customary in financings of this type. The Borrower shall cooperate with the Agent's engagement of appraisers, and the Agent shall have received such appraisals of such real property or leasehold interest as shall be required under applicable law, including, without limitation, the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, with respect to any Real Estate to be subject to a Mortgage on or prior to the taking of such Mortgage. To the extent requested by the Agent, the Borrower shall, at the Borrower's sole cost and expense, furnish to the Agent for the benefit of the Lenders flood insurance with respect to any Real Estate subject to a Mortgage which is located in an area identified by the United States Department of Housing and Urban Development as having a flood hazard risk (including, without limitation, Zones A, B, C and V).

          (S) 5.5.  Filing and Recording.  (a)  The Borrower shall, at its cost
                    --------------------
and expense, cause all instruments and documents given as security pursuant to this Agreement to be duly recorded and/or filed or otherwise perfected in all places necessary, in the opinion of the Agent, to perfect and protect the Lien of the Agent in the property covered thereby.

          (b) Each of the Credit Parties hereby authorizes the Agent to file one or more financing statements or continuation statements or amendments thereto or assignments thereof in respect of any Lien created pursuant to this Agreement and the Security Documents which may at any time be required or which, in the opinion of the Agent, may at any time be desirable without the signature of such Credit Party where permitted by law.

          (c) In the event that any re-recording or refiling of any financing statement (or the filing of any statements of continuation or amendment or assignment of any financing statement) is required to protect and preserve such Lien, the Borrower shall, at its cost and expense, cause the same to be recorded and/or refiled at the time and in the manner requested by the Agent.

          (S) 5.6.  Interpretation of Security Documents.  In the case of any
                    ------------------------------------
conflict between the terms and provisions of a Security Document and this Agreement, the terms and provisions of this Agreement shall control, unless the terms of such Security Document expressly provide otherwise.

          (S) 5.7.  Guaranties.  (a)  On or prior to the Closing Date, each
                    ----------
Guarantor in existence on the Closing Date shall execute and deliver to the Agent a guaranty, substantially in the form of Exhibit 5.7 hereto (each as amended, supplemented or otherwise modified from time to time in accordance with its terms, a "GUARANTY"), of all Lender Debt, including, without limitation, all present and future Lender Debt.

          (b) Upon the formation or acquisition, after the Closing Date, of any Subsidiary of the Borrower, such Subsidiary shall execute and deliver to the Agent a guaranty, substantially in the form of Exhibit 5.7 hereto, of all then existing or thereafter incurred Lender Debt. Nothing contained in this Section 5.7(b) shall permit the Borrower or any Subsidiary thereof to form or acquire any Subsidiary which is otherwise prohibited by this Agreement, including, without limitation, Section 10.7 hereof.

          (S) 5.8.  Pledge of Equity Interests.  MLP Acquisition, L.P., MLP
                    --------------------------
Administration Corp., each holder of Class A-1 Partnership Interests and Class B Partnership Interests, and, to the extent that any Subsidiary is created by the Borrower in accordance with the terms hereof, the Borrower, shall each promptly and duly execute and deliver to the Agent the certificates of partnership interests, together with one or more pledge agreements and endorsements in blank, substantially in the form of Exhibit 5.8 hereto, as applicable (each as amended, supplemented or otherwise modified from time to time in accordance with its terms, a "PLEDGE AGREEMENT"), covering, to the extent of its interest therein, (i) all equity interests in the Borrower (other than the Class A-2 Partnership Interests and the Class C Partnership Interests), (ii) all equity interests in MLP Communications Company, (iii) all equity interests (corporate or partnership) now existing or hereafter issued in each present and future Subsidiary of the Borrower, and (iv) all proceeds thereof, pursuant to which such Persons shall grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first priority Lien on all of the foregoing, together with certificates representing the equity interests or capital stock referred to therein, accompanied by undated stock powers or assignments thereof executed in blank.

          (S) 5.9.  Non-Recourse to Partners.  The Lender Debt is fully recourse
                    ------------------------
to the Borrower, the Guarantors and their respective Assets, but, except as set forth in the proviso below, the recourse of the Partners in their respective capacities as Partners for the Lender Debt is limited to the Partnership Interests of such Partners and the assets of the Credit Parties, and the recourse of MLP Acquisition, L.P. and MLP Administration Corp. in their respective capacities as general partners of MLP Communications Company is limited to the partnership interests of such partners in, and the assets of MLP Communications Company, and is otherwise non-recourse. No Partner nor any partner, legal representative, heir, estate, successor or assign of any such Partner or any officer, director, shareholder or partner in any such Partner or Partners, whether disclosed or undisclosed, in each case solely in their respective capacities as such, shall have any personal liability under the Loan Documents for (i) the payment of any sum of money which is or may be payable under the Loan Documents, including, but not limited to, the repayment of the Loans or (ii) the performance or discharge of any covenant or undertakings of any Credit Party under the Loan Documents; provided, however, that the foregoing shall not in any way affect the validity or enforceability of any of the Loan Documents against the Credit Parties being party thereto or, in particular, the Pledge Agreements in accordance with their respective terms against the respective parties thereto (including, without limitation, the pledge of equity interests thereunder) or otherwise exonerate any Partner in respect of its receipt of distributions made in contravention of this Agreement, the Partnership Agreement or any other agreement governing any Credit Party.

          SECTION 6.  CONDITIONS PRECEDENT TO INITIAL
          BORROWING AND ISSUANCE OF LETTERS OF CREDIT

          The obligation of each Lender to lend its pro rata portion of the Term Loan and the Revolving Advance to be made on the New Closing Date or to issue any Letter of Credit on the New Closing Date is, in each case, subject to fulfillment (or waiver in writing by the Majority Lenders or, as to the conditions set forth in Section 6.1(b), by the Agent) of the following conditions precedent (assuming that the Comcast Acquisition, if it becomes effective, and the making of the Loans by the Lenders, if made, occur simultaneously on the New Closing Date):

          (S) 6.1.  Opinions of Counsel.  (a)  The Agent shall have received on
                    -------------------
or before the day of such initial borrowing, from (i) Messrs. Rosenman & Colin, special counsel to the Borrower, in sufficient copies for each Lender, favorable opinions addressed to the Lenders and the Agent and dated the New Closing Date, substantially in the form of Exhibit 6.1-1 hereto; (ii) Messrs. Heller, Ehrman, White & McAuliffe, counsel to the Borrower, in sufficient copies for each Lender, favorable opinions addressed to the Lenders and the Agent and dated the New Closing Date, substantially in the form of Exhibit 6.1-2 hereto; and (iii) from such other counsel which the Agent may reasonably request, in sufficient copies for each Lender, one or more favorable opinions addressed to the Lenders and the Agent and dated the New Closing Date, in form and substance reasonably satisfactory to the Lenders and the Agent.

          (b) The Agent shall have received on or before the day of such initial borrowing a favorable opinion of Messrs. Kaye, Scholer, Fierman, Hays & Handler, special counsel to the Agent, in form and substance satisfactory to the Agent.

          (S) 6.2.  Financial Status.  (a)  The Agent shall have received
                    ----------------
audited financial statements of CSCI and its Subsidiaries for the three most recent fiscal years. The Agent shall also have received a copy of a letter addressed to the Borrower or Centre Partners from Deloitte & Touche, stating that Deloitte & Touche has reviewed the audit work papers of the Transferors and performed agreed-upon procedures for the most recent fiscal year, together with an accompanying report with respect thereto, all in form and substance acceptable to the Agent. The quantity and quality of current financial and other information provided to the Agent will be reasonably satisfactory for the Agent's evaluation of the creditworthiness of the Borrower. Further, the Agent shall have received a pro forma opening balance sheet of the Borrower after giving effect to the Comcast Acquisition and such projections as the Agent shall have reasonably requested, in each case, in form and substance reasonably satisfactory to the Agent, and the financial results and prospects of the Borrower and the Transferors through the Closing Date shall be consistent in all material respects, in the reasonable opinion of the Agent, with the most recent financial statements delivered in accordance with the terms of the Original Credit Agreement and the projections of the Borrower following the consummation of the Comcast Acquisition, dated January 21, 1994, and delivered to the Agent by the Borrower in connection herewith.

          (b) The Lenders shall have received such other financial and other information as the Agent shall have reasonably requested, and the quantity and quality of such information shall reasonably satisfactory for the Lenders' evaluation of the creditworthiness of the Borrower.

          (c) In the judgment of the Agent, (i) no material adverse change shall have occurred in the business, operations, liabilities, assets, properties, prospects or condition (financial or otherwise) of the Borrower since September 30, 1993, as reflected in the latest financial statements of the Borrower as at and for the period ending as of such date; (ii) no material adverse change shall have occurred in the business, operations, liabilities, assets, properties, prospects or condition (financial or otherwise) of the Transferors since September 30, 1993, as reflected in the financial statements of CSCI and its Subsidiaries as at and for the period ending as of such date;
(iii) the Agent shall not have become aware of any previously undisclosed materially adverse information with respect to the Borrower or the Transferors; and (iv) no material adverse change in the financial markets for leveraged acquisitions shall have occurred since November 24, 1993; provided, that the inability by the Agent to syndicate the Loans shall not in itself be deemed to constitute such a material adverse change.

          (S) 6.3.  Qualification.  Each Credit Party shall be duly qualified
                    -------------
and in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify, except where the failure to so qualify would not have a Material Adverse Effect.

          (S) 6.4.  Security Documents and Instruments.  The Agent shall have
                    ----------------------------------
received, in sufficient copies for each Lender, all the instruments and documents then required to be delivered pursuant to Section 5 hereof (including, without limitation, the Mortgages on the Real Estate listed on Schedule 5.4 hereto) or any other provision of this Agreement or pursuant to the instruments and documents referred to in Section 5 hereof and the same shall be in full force and effect and shall grant, create or perfect the Liens, rights, powers, priorities, remedies and benefits contemplated herein or therein, as the case may be.

          (S) 6.5.  Guaranteed Note, Put and Call, and the Guaranteed Loan
                    ------------------------------------------------------
Guarantees.  UBS shall have received (and each Lender shall have received copies
- ----------
of) the Guaranteed Note, Put and Call and the Guaranteed Loan Guarantees, duly executed by the Persons party thereto, and the same shall be in full force and effect and shall grant, create or perfect the rights, powers, priorities, remedies and benefits contemplated therein.

          (S) 6.6.  Evidence of Insurance.  The Agent shall have received, in
                    ---------------------
sufficient copies for each Lender, evidence, in form, scope and substance and with such insurance carriers reasonably satisfactory to the Agent, of all insurance policies required pursuant to Section 9.3 hereof. The Agent shall have received a letter, satisfactory to it in form, scope and substance, from an insurance broker acceptable to the Agent confirming that the amount of insurance obtained under such policies, and the terms and conditions thereof, are reasonable and appropriate in the context of the business of the Borrower.

          (S) 6.7.  Borrowing Certificates.  The Agent shall have received a
                    ----------------------
Borrower's Certificate dated the date of such initial borrowing and a Borrowing Base Certificate dated the date of such initial borrowing, in each case signed by the chief executive officer or the chief financial officer of the Borrower and based upon the estimated opening balance sheet of the Borrower immediately following the Comcast Acquisition as prepared by such chief financial officer.

          (S) 6.8.  The Original Notes and the Notes.  Each of the Original
                    --------------------------------
Notes shall have been returned to the Borrower for cancellation and each Lender shall have received its Notes, each duly completed, executed and delivered in accordance with Sections 2.4 and 2.6 hereof.

          (S) 6.9.  Accrued Interest on the Original Notes.  The Borrower shall
                    --------------------------------------
have paid to the Lenders all accrued and unpaid interest (calculated to the New Closing Date) on the Loans, regardless of whether such interest is due and payable (including, without limitation, all accrued and unpaid interest on the Rollover Eurodollar Advances), together with any amounts payable under Section 2.15(a) hereof.

          (S) 6.10.  Comcast Acquisition.  The Borrower shall have acquired,
                     -------------------
after giving effect to the transactions contemplated by the Comcast Purchase Agreement, all of the Comcast Assets pursuant to and strictly in accordance with the terms of the Comcast Purchase Agreement, which Comcast Assets shall be owned by the Borrower free and clear of any and all Liens (including, without limitation, all intercompany Liens, but other than Permitted Liens) and on the terms and conditions set forth in the Comcast Purchase Agreement, such acquisitions to occur without waiver, amendment or modification of any of the provisions thereof (including, without limitation, with respect to the assumption of liabilities thereunder) except such waiver, amendment or modification as may have been approved by the Agent, and in compliance in all material respects with all applicable law and regulations. The terms and conditions of the Comcast Acquisition and the Comcast Purchase Documents shall be in form, scope and substance reasonably satisfactory to the Agent. A copy of all deliveries required under Section 3.2 of the Comcast Purchase Agreement shall have been delivered and all other conditions precedent under Article VIII of the Comcast Purchase Agreement shall have occurred, each without waiver, amendment or modification of any of the provisions thereof, except such waiver, amendment or modification as may have been approved by the Agent. All necessary consents and approvals of all Persons to the Comcast Acquisition and the consummation of the transactions contemplated in connection therewith (including, without limitation, the New Required Consents, without waiver, amendment or modification thereto, except such waiver, amendment or modification as may have been approved by the Agent) shall have been obtained, in form and substance satisfactory to the Agent.

          (S) 6.11.  Confirmations with Respect to the Rollover Letters of
                     -----------------------------------------------------
Credit.  The Borrower shall have delivered to each Issuing Lender confirmations
- ------
of the Borrower's Obligations (including, without limitation, reimbursement obligations) with respect to each Rollover Letter of Credit.

          (S) 6.12.  Financing and Increasing the Original Term Loan and
                     ---------------------------------------------------
Original Revolving Advances.  Except as described on Schedule 6.12 hereto with
- ---------------------------
respect to certain Eurodollar Loans and Letters of Credit outstanding immediately prior to the New Closing Date, all amounts outstanding under the Original Term Loan (including, without limitation, all accrued interest thereon) shall have been financed in full and increased with the proceeds of the Term Loan and all amounts outstanding under the Original Revolving Advances (including, without limitation, all accrued interest thereon) shall have been financed in full with the proceeds of the initial Revolving Advance.

          (S) 6.13.  Compliance with Law and Related Documents.  The Comcast
                     -----------------------------------------
Acquisition and the transactions contemplated under this Agreement and the Loan Documents shall (i) be in compliance with the certificate of limited partnership of the Borrower, (ii) be in compliance in all respects with all applicable laws and regulations of the United States, each state thereof and each subdivision of any such state, including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, except, in each case, where non-compliance would not have a Material Adverse Effect as to the Borrower, and (iii) have been duly approved by the Managing General Partner.

          (S) 6.14.  FCC Matters and Compliance.  All of the FCC Licenses shall
                     --------------------------
be held by MLP Communications Company, shall be in full force and effect and shall be subject to FCC Leases and FCC Lease Assignments.

          (S) 6.15.  Payment of Indebtedness by the Transferors.  The Agent
                     ------------------------------------------
shall have received information reasonably acceptable to it that all non-contingent Indebtedness of each of the Transferors (other than Comcast Corporation, Comcast Real Estate Holdings, Inc., Comcast Sound Communications, Inc., an Illinois corporation, and Comcast Sound Communications, Inc., a Colorado corporation) outstanding immediately prior to the New Closing Date (including, without limitation, all intercompany Indebtedness) is simultaneously being discharged by the Transferors, assumed in full by Comcast Corporation, paid in full, or assumed by the Borrower, or the Agent otherwise shall have received such additional information and documentation with respect to such indebtedness that is acceptable to the Agent in its sole discretion. Without in any way limiting the foregoing, the Agent shall have received information reasonably acceptable to it that all Indebtedness with respect to which a Lien (other than a Permitted Lien) on the Comcast Assets or any portion thereof was held on or prior to the New Closing Date and all intercompany Indebtedness or Indebtedness of the Transferors to its Affiliates simultaneously is being discharged or otherwise paid in full.

          (S) 6.16.  Consent of Barclays as Holder of the Subordinated Notes.
                     -------------------------------------------------------
(a) Barclays, as the holder of 100% of the Subordinated Notes, shall have consented to (i) the Comcast Acquisition, (ii) the Borrower entering into this Agreement, and (iii) all other transactions contemplated herein and therein.

          (S) 6.17.  Arrangement Among Investors; Capital Contribution.  All
                     -------------------------------------------------
contracts and arrangements by and among investors in the Borrower shall be satisfactory to the Agent. The Agent shall have received evidence, in form and substance reasonably satisfactory to the Agent, of the Issuance by the Borrower of 1,171,921 units of Class C-1 Partnership Interests to the C-1 Holders, in exchange for a $5,000,000 capital contribution to the Borrower.

          (S) 6.18.  Examination of Books.  The Agent shall have been afforded
                     --------------------
the opportunity prior to closing, to review the books, records, leases, contracts, franchise contracts, satellite lease agreements, pension plans, insurance coverage and properties of the Transferors and to perform such other legal due diligence regarding the Transferors as the Agent shall have required, the results of which review and due diligence shall have been reasonably satisfactory to the Agent and its counsel.

          (S) 6.19.  Corporate Structure.  The Lenders shall be satisfied in all
                     -------------------
respects with the legal structure and capitalization of each of the Credit Parties and of each General Partner and all documentation relating thereto, including, without limitation, the amendments to the Partnership Agreement to be effectuated on the New Closing Date (which shall, in any event, include the waiver of the 'Transfer Restrictions', as described in the Commitment Letter), and the terms and conditions of each other charter or partnership agreement, by-laws and each class of capital stock of each Credit Party, the General Partners, MLP, MLP Communications Company and Music Holdings Corp.

          (S) 6.20.  Other Company Matters.  The Lenders shall be satisfied in
                     ---------------------
full as to the matters listed on the schedules to the Comcast Purchase Agreement, including, without limitation, the schedules attached thereto.

          (S) 6.21.  Fees to Agent and Lenders.  All fees and reimbursable
                     -------------------------
expenses payable to the Agent, UBS or any one or more of the Lenders with respect to the financing hereunder or under the Commitment Letter or Fee Letter on or prior to the New Closing Date shall have been paid in full in immediately available funds.

          (S) 6.22.  Management.  (a)  The Lenders shall be reasonably satisfied
                     ----------
with the management and board of directors or general partners, as applicable, of each of the Borrower, its Subsidiaries, the holders of the equity interests in the Credit Parties and the Subordinated Indebtedness (other than Barclays) and the arrangements and agreements by and among each of the Credit Parties. No change in Muzak Management (as employed with the Borrower immediately prior to the New Closing Date) shall have occurred or be contemplated.

          (b) The Borrower shall have delivered to the Agent and the Lenders copies of all amendments or substitutions to or modifications to all Executive Agreements (including, without limitation, all amendments, substitutions or modifications to the Management Option Plan and all other stock options and warrants, if any, and all amendments, substitutions or modifications to the employment agreement between the Borrower and Mr. John Jester) entered into after the Closing Date by and among any of the Credit Parties or the General Partner, any shareholder of any thereof or any officer or Affiliate of any thereof relating to any of the Credit Parties, each of which shall be acceptable to the Agent.

          (S) 6.23.  Disbursement Authorization.  The Agent shall have received
                     --------------------------
a disbursement authorization letter, substantially in the form of Exhibit 6.23 hereto, duly executed and delivered by the Borrower as to the disbursement on the New Closing Date of the proceeds of the Term Loan and the initial Revolving Advance.

          (S) 6.24.  Litigation.  No litigation, proceeding, action, charge,
                     ----------
claim, demand, suit, petition, governmental investigation or injury before or by any arbitrator or governmental authority shall be continuing or, to the knowledge of the Borrower, the Agent or any Lender, threatened, (i) in connection with this Agreement, the other Loan Documents, the Subordinated Loan Documents, the Purchase Documents, the Guaranteed Loan Documents, the Comcast Purchase Documents, the Partnership Agreement or any of the transactions contemplated thereby which, in the reasonable business judgment of the Agent or the Lenders, would reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of Centre Partners or MLP to finance the Comcast Acquisition, or (ii) involving the Borrower, either General Partner, Music Holdings Corp., the Transferors, Centre Partners, MLP or any other Centre Partners Entity, or any Lender (relating to this transaction), in each case which, if adversely determined, would, in the reasonable business judgment of the Agent or the Lenders, have a Material Adverse Effect or a material adverse effect on the ability of Centre Partners and MLP to finance the Comcast Acquisition and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation, arbitration, litigation or inquiry that, in the reasonable business judgment of the Agent or the Lenders, would have a Material Adverse Effect or a material adverse effect on the ability of Centre Partners and MLP to finance the Comcast Acquisition. No judgment, injunction or other restraining order shall have been issued and remain in effect and no hearing to cause a judgment, injunction or other restraining order shall have been issued and remain in effect and no hearing to cause a judgment, injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, any of the documents referred to above or any of the transactions contemplated thereby. The Borrower shall not be in default under any demand, award, judgment, order, decree, consent, material conciliation agreement or material settlement agreement.

          (S) 6.25.  Compliance with Law.  The Agent shall be satisfied that
                     -------------------
each Credit Party (i) has obtained all authorizations and approvals of all Governmental Bodies required for the due execution, delivery and performance by such Credit Party of each of the Loan Documents and Guaranteed Loan Document to which it is or will be a party and for the perfection of or the exercise by the Agent, UBS and each Lender of their respective rights and remedies under the Loan Documents, and (ii) shall be in compliance with, and shall have obtained appropriate approvals pertaining to, all applicable laws, rules, regulations and orders, including, without limitation, all governmental, environmental, ERISA and other requirements, regulations and laws, the violation or failure to obtain approvals for which would have a Material Adverse Effect as to such Credit Party.

          (S) 6.26.  Proceedings; Receipt of Documents.  All requisite corporate
                     ---------------------------------
and/or partnership action and proceedings in connection with the borrowings and the execution and delivery of the Loan Documents and the Guaranteed Loan Documents, the issuance of the Letters of Credit, and the issuance of the Notes shall be satisfactory in form and substance to the Agent and the Agent shall have received, on or before the New Closing Date, all information and copies of all documents, including, without limitation, records of requisite corporate and/or partnership action and proceedings, which the Agent may have requested in connection therewith, such documents where requested by the Agent to be certified by appropriate corporate Persons or Governmental Bodies. Without limiting the generality of the foregoing, the Agent shall have received on or before the New Closing Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified) and, except for the Notes and the Guaranteed Note, in sufficient copies for each Lender:

               (i) a copy of the Partnership Agreement and all documents filed with the Secretary of State of the State of Delaware, and all amendments thereto, certified, if applicable (as of a date reasonably near the date of the initial borrowing), by the Secretary of State of the State of Delaware as being a true and correct copy thereof;

               (ii) a copy of the partnership documents, including the partnership agreement, of each General Partner which is a partnership, each Subsidiary, MLP, CCI and MLP Communications Company, and a copy of the certificate of incorporation of MLP Administration Corp. and Melody Inc. of Delaware, and all amendments thereto, in each applicable case certified (as of a date reasonably near the date of the initial borrowing), by the Secretary of State of the State of Delaware;

               (iii) certified copies of all consents or other partnership action of the Borrower approving the Comcast Acquisition, this Agreement, the Notes, the Guaranteed Note, each other Loan Document and each Guaranteed Loan Document and Purchase Document to which it is a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Comcast Acquisition, this Agreement, the Notes, each other Loan Document, each Guaranteed Loan Document and Purchase Document to which it is a party;

               (iv) certified copies of all consents or other partnership action and the resolutions of the Board of Directors of the General Partners, as applicable, approving the Guaranties and all other transactions contemplated hereby and the General Partner's obligations under the Partnership Agreement;

               (v) certified copies of all consents or other partnership action and the resolutions of the general partners of CCI and MLP, as applicable, approving the Guaranteed Loan Documents to which it each is a party and all other transactions contemplated thereby;

               (vi) a copy of a certificate of the Secretary of State of each State listed on Schedule 6.26 hereto, dated a date reasonably near the date of the initial borrowing, stating that the Borrower, each Credit Party, each Subsidiary, MLP, CCI and each General Partner which is a corporation or partnership, as the case may be, is duly qualified and in good standing as a foreign entity in such State;

               (vii) a certificate of each Credit Party, each General Partner which is a partnership, MLP Administration Corp., MLP and CCI signed on behalf of such Person by its general partner, president or vice president, certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate for such Person referred to above, (B) a true and correct copy of the partnership agreement or bylaws of such Person, as applicable as in effect on the date of the initial borrowing;

               (viii) a certificate of a general partner or the Secretary or an Assistant Secretary of each Credit Party, each General Partner which is a partnership, MLP Administration Corp., MLP, CCI as applicable, certifying the names and true signatures of the officers of such Person authorized to sign, on behalf of such Person, this Agreement, the Notes, each other Loan Document, the Guaranteed Note and each other Guaranteed Loan Document, in each case to which such Person is a party or by which it is bound;

               (ix) copies of all amendments, waivers and modifications since the Closing Date to the Subordinated Loan Documents and the Purchase Documents, which shall be satisfactory in form, scope and substance to the Agent, and which shall be certified by the Borrower's President to be true and complete in all respects and to have been duly executed and delivered by the Borrower; and

               (x) a copy of all documents delivered to the Borrower pursuant to Article III of the Comcast Purchase Agreement.

          (S) 6.27.  Projections, etc.  The Agent shall have received the
                     -----------------
Borrower's most recent projections, dated the New Closing Date, in form and substance reasonably satisfactory to the Agent, of the future financial performance of the Borrower and its Subsidiaries for the period through December 31, 1997, including a pro forma opening balance sheet of the Borrower after giving effect to the Comcast Acquisition (the "LATEST PROJECTIONS") and such other information relating to the Borrower and its Subsidiaries as the Agent may reasonably have requested, in each case, in form and substance reasonably satisfactory to the Agent. The financial results of the Borrower through September 30, 1993 and the information contained in the projections, dated January 21, 1994 provided to the Agent by Centre Partners (the "REFERENCE PROJECTIONS") shall, in the opinion of the Agent, be consistent in all material respects with the Latest Projections. In the opinion of the Agent, there shall have occurred no event or financial result materially inconsistent with achieving the results contained in the Reference Projections or which has impaired the Agent's continuing confidence in the Reference Projections.

          (S) 6.28.  Accountant's Tax Letter.  The Borrower shall have delivered
                     -----------------------
to the Agent, on or before the New Closing Date, in sufficient copies for each Lender, copies of a letter from a "Big 6" accounting firm acceptable to the Agent addressed to the Borrower prepared in contemplation of the Comcast Acquisition, such letter to be in form, scope and substance reasonably satisfactory to the Agent and the Lenders, as to the tax basis and other tax attributes and depreciation or amortization schedules of the Comcast Assets, in each case, owned by the Borrower, all of which, as set forth in such letter or memorandum, shall not differ significantly from the Reference Projections.

          (S) 6.29.  Subordination Provisions.  (a)  The Agent shall have
                     ------------------------
approved the terms and conditions of any amendments to the Subordinated Note, the Earn-Out Note and the Class C Exchange Note and related documentation relating thereto, including, without limitation any amendments to the Subordination Agreements and the subordination provisions in the Subordinated Loan Documents to reflect the transactions contemplated in connection with the Comcast Acquisition and the amendments effectuated by this Agreement.

          (b) The Agent shall have approved the terms and conditions of the Class C-1 Exchange Note and related documentation relating thereto, including, without limitation the Class C-1 Subordination Agreement and the subordination provisions in the Subordinated Loan Documents with respect thereto.

          (S) 6.30.  Solvency.  The Agent shall have receive an opinion from the
                     --------
chief financial officer of the Borrower, in form, scope and substance reasonably satisfactory to Agent, to the effect that at the New Closing Date, both immediately prior to and after giving effect to the transactions contemplated under the Loan Documents and or to occur in connection with the Comcast Acquisition, the Borrower is Solvent. The pro forma opening balance sheet of the Borrower shall indicate, and chief financial officer of the Borrower shall further certify, that after giving effect to the Comcast Acquisition, the Borrower shall have a positive net worth (excluding goodwill) based on the appraised value of the assets, all in a manner reasonably satisfactory to the Agent.

          (S) 6.31.  Environmental Review.  The Agent shall have been afforded
                     --------------------
the opportunity prior to the New Closing Date, to discuss the results of the environmental review conducted by ATEC Environmental Consultants and to discuss environmental issues with representatives of the Borrower, with respect to all properties reviewed by ATEC Environmental Consultants and the results of such discussions and such review shall be reasonably satisfactory to the Agent.

          (S) 6.32.  Appraisals.  The Agent shall have received appraisals
                     ----------
delivered to the Agent with respect to the real property owned in fee or leased by the Borrower, which appraisals shall be from an appraisal firm engaged by the Agent (whose fees and expenses shall be paid directly by the Borrower) and in form and substance reasonably satisfactory to the Agent and shall demonstrate to the satisfaction of the Agent that all applicable requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time, shall have been satisfied.

          (S) 6.33.  Title Insurance Endorsements.  The Agent shall have
                     ----------------------------
received such endorsements (if available), in form and substance satisfactory to the Agent, to the mortgagee title insurance policies issued to the Agent with respect to the Mortgages as the Agent shall have reasonably requested; such endorsements to provide, among other things, assurances of the priority of such Mortgages.

          (S) 6.34.  CCI and MLP Partnership Agreements.  (i)  The partnership
                     ----------------------------------
agreements for MLP and CCI shall have been approved in form and substance by UBS, including, without limitation, as to the obligations in respect of capital calls and the continuing availability of at least $11 million in capital under each such partnership agreement, and (ii) UBS shall be satisfied as to the legality, binding effect and enforceability of the Guaranteed Loan Guarantees and the Put and Call and shall have received legal opinions as to the Guaranteed Loan Guarantees and the Put and Call, from independent counsel acceptable to UBS, in form, scope and substance acceptable to UBS.

          (S) 6.35.  Special Counsel Fees.  Messrs. Kaye, Scholer, Fierman, Hays
                     --------------------
& Handler, special counsel to the Agent, shall have received payment in full of all fees, costs and expenses relating to the transactions contemplated by this Agreement billed on or prior to the New Closing Date.

          SECTION 7.  CONDITIONS PRECEDENT TO EACH BORROWING AND
                    ISSUANCE OF LETTERS OF CREDIT

          The obligation of the Lenders to make the Term Loan or any Revolving Advance or to issue any Letter of Credit (including the initial Revolving Advance to occur on the New Closing Date) is subject to fulfillment of the following conditions precedent unless waived in writing by the Majority Lenders (assuming that the Comcast Acquisition, if it becomes effective, and the making of the Loans by the Lenders, if made, occur simultaneously on the New Closing
Date):

          (S) 7.1.  Borrower's Certificate; Other Conditions.  (a)  The Borrower
                    ----------------------------------------
shall have delivered to the Agent a Borrower's Certificate dated the date of the Term Loan, Revolving Advance or Letter of Credit, as the case may be.

          (b) (i) All representations and warranties made by each of the Credit Parties contained herein or otherwise made in any Loan Document (including, without limitation, in each Borrower's Certificate), officer's certificate or any agreement, instrument, certificate, document or other writing delivered to the Agent or any Lender in connection herewith or therewith, shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such borrowing or issuance of such Letter of Credit (unless any such representation or warranty speaks as of a particular date, in which case it shall be deemed repeated as of such date);

          (ii) On the date of such borrowing or issuance there shall exist no Default or Event of Default;

          (iii) If the Borrower shall be requesting a Letter of Credit, the Agent on behalf of any Issuing Lender shall have (to the extent requested by any Issuing Lender) received a duly executed and delivered Letter of Credit Agreement with respect thereto;

          (iv) The Borrower shall have complied with all procedures and given all certificates, notices and other documents required hereunder for such advance or issuance; and

          (v) The Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may have reasonably requested.

          (S) 7.2.  Written Notice of Advance.  Except as otherwise
                    -------------------------
provided in Section 4.1(c) hereof, prior to the time of each Advance or the renewal or conversion of any Advance, or portion thereof, the Agent shall have received Written Notice of such Advance or the renewal or conversion of such Advance, or portion thereof, as the case may be, in accordance with Section 2 hereof.

          SECTION 8.  USE OF PROCEEDS

          (S) 8.1.  Use of Proceeds.  Proceeds of the Term Loan up to the
                    ---------------
principal amount of the Original Term Loan outstanding immediately prior to the New Closing Date shall be applied to finance and increase the Original Term Loan. Proceeds of the initial Revolving Advance on the New Closing Date (which shall not exceed the sum of (x) the amount of the Original Revolving Loan outstanding immediately prior to the New Closing Date, plus (y) $3,000,000) up to the amount of the Original Revolving Loan outstanding immediately prior to the New Closing Date shall be applied to finance the Original Revolving Loan. Proceeds of (i) the Term Loan in excess of the principal of the Original Term Loan, and (ii) the initial Revolving Advance in excess of the principal of the Original Revolving Loan, shall be applied by the Borrower towards (and, together with the proceeds of the Guaranteed Loan and the equity issuance referred to in
Section 6.17 hereof, shall be sufficient to pay in full) the purchase price of the Comcast Acquisition, non-compete payments, and the payment of all fees and expenses relating to the Comcast Acquisition and the financing thereof incurred through the New Closing Date (whether or not such fees and expenses shall have been billed as of the New Closing Date), which fees and expenses shall not exceed $3,000,000. Proceeds of subsequent Revolving Advances shall be used for general corporate needs of the Borrower, including, without limitation, for fees and expenses with respect to the Takeout Financing, a Special Subordinated Takeout Financing or an Initial Equity Issuance (which fees and expenses shall be reasonably satisfactory to the Agent).

          SECTION 9.  AFFIRMATIVE COVENANTS

          The Borrower hereby covenants and agrees that, so long as any Advance or any Letter of Credit or reimbursement obligation for a Letter of Credit is outstanding or any Lender has any Commitment hereunder (assuming that the Comcast Acquisition, if it becomes effective, and the making of the Loans by the Lenders, if made, occur simultaneously on the New Closing Date), unless specifically waived by the Majority Lenders in writing:

          (S) 9.1.  Financial Statements and Other Information.  The Borrower
                    ------------------------------------------
shall furnish or cause to be furnished to the Agent and each Lender:

          (a) as soon as practicable and in any event within forty-five days after the close of each of the first three quarters of each Fiscal Year of the Borrower, a combined and combining:

               (i)  balance sheet of the Borrower and its Subsidiaries;

               (ii)  statement of income of the Borrower and its Subsidiaries;
and

               (iii) statement of cash flows of the Borrower and its Subsidiaries,

in each case, as at the end of and for the period commencing at the end of the previous Fiscal Year and ending with such quarter just closed and for the period commencing at the end of the previous quarter and ending with such quarter just closed, setting forth for each such period in comparative form (x) the corresponding figures for the applicable quarter and year to date of the preceding Fiscal Year, and (y) the forecasts of the Borrower and its Subsidiaries for such quarter and year to date previously delivered under
Section 9.1(k) hereof, all in reasonable detail and certified by the chief executive or financial officer of the Borrower to have been prepared in accordance with GAAP, subject to normal recurring year-end audit adjustments, together with (A) a schedule in form satisfactory to the Agent setting forth the Borrower's EBITDA for such quarter, actual Capital Expenditures made by the Borrower and its Subsidiaries during such quarter and indicating that such Capital Expenditures were made in compliance with Section 10.1 hereof; and (B) a schedule in form satisfactory to the Agent of the computations used by the Borrower in determining compliance with the covenants contained in subparagraphs
(b), (c) and (e) of Section 9.21 hereof;

          (b) as soon as practicable and in any event within ninety days after the close of each Fiscal Year of the Borrower:

               (i) an audited combined and combining balance sheet of the Borrower and its Subsidiaries;

               (ii) an audited combined and combining statement of income of the Borrower and its Subsidiaries; and

               (iii) an audited combined and combining statement of cash flows of the Borrower and its Subsidiaries,

in each case, as at the end of and for the Fiscal Year just closed, setting forth in comparative form (x) the corresponding figures for the preceding Fiscal Year, and (y) the forecasts of the Borrower and its Subsidiaries for such Fiscal Year previously delivered under Section 9.1(k) hereof, all in reasonable detail and (except as to forecasts and comparisons with forecasts) certified (without any qualification or exception deemed material by the Agent) by independent public accountants selected by the Borrower and satisfactory to the Agent; and concurrently with such financial statements, a written statement signed by such independent accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of any Default or Event of Default, or, if such independent accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement the Default or Event of Default and the nature thereof, it being understood that such independent accountants shall be under no liability, directly, or indirectly, to anyone for failure to obtain knowledge of any such Default or Event of Default, and (y) setting forth calculations of the Borrower as specifically reviewed by such auditors as to the compliance by the Borrower with all the covenants contained in Section 9.21 and Section 10.1 hereof;

          (c) as soon as practicable and in any event within thirty days after the close of each calendar month (other than any calendar month at the end of which a fiscal quarter or Fiscal Year ends), a combined and combining:

               (i)  balance sheet of the Borrower and its Subsidiaries;

               (ii)  statement of income of the Borrower and its Subsidiaries;
and

               (iii) a statement of cash flows of the Borrower and its Subsidiaries at the end of and for the period commencing at the end of the previous Fiscal Year and ending with such month just closed and for the period commencing at the end of the previous month and ending with such month just closed, in each case prepared by Muzak Management of the Borrower, setting forth in comparative form (x) the corresponding figures for the appropriate month and year to date of the previous Fiscal Year and (y) the forecasts of the Borrower and its Subsidiaries for such month and year to date previously delivered under
Section 9.1(k) hereof, all in reasonable detail (including, without limitation, stating the amount of Interest Expense on each of the Term Loan, Revolving Loan, the Letters of Credit, the Guaranteed Loan and all other Indebtedness for Borrowed Money of the Borrower and its Subsidiaries for such calendar month and the depreciation and amortization and the rental expense of the Borrower and its Subsidiaries for such calendar month) and certified by the chief executive or financial officer of the Borrower to have been prepared in accordance with GAAP, subject to normal year-end adjustments;

          (d) promptly, and in any event within 15 days of receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to the Borrower or any of its Subsidiaries by its auditors, in connection with each annual or interim audit or review of its books by such auditors;

          (e) promptly, and in any event within five days of the issuance thereof, copies of all reports, if any, to or other documents filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 (other than on Form S-8 or 8-A or similar forms), and all reports, notices or statements sent or received by the Borrower or any of its Subsidiaries to or from the holders of any equity interests of the Borrower or any such Subsidiary (in their capacity as such) or of any Indebtedness for Borrowed Money (other than Capital Leases permitted hereunder) of the Borrower or any such Subsidiary in excess of $100,000 or to or from the trustee under any indenture under which the same is issued;

          (f) concurrently with the delivery of the financial statements required to be furnished by Section 9.1(a) or Section 9.1(b) hereof, a certificate signed by the chief executive or financial officer of the Borrower,
(x) stating that a review of the activities of the Borrower and its Subsidiaries during such fiscal quarter or Fiscal Year, as the case may be, has been made under his immediate supervision with a view to determining whether the Borrower and its Subsidiaries has observed, performed and fulfilled all of its respective obligations under each Loan Document to which it is a party, and (y) demonstrating, in a format satisfactory to the Agent, the compliance by the Borrower and its Subsidiaries with the covenants contained in Sections 9.21, 10.1, 10.3, 10.4 and 10.6 hereof and stating that there existed during such fiscal quarter or Fiscal Year no Default, or Event of Default or if any such Default or Event of Default existed, specifying the nature thereof, the period of existence thereof and what action the Borrower or its Subsidiary proposes to take, or has taken, with respect thereto;

          (g) promptly upon the occurrence of any Event of Default, and in any event within five days thereof, a certificate signed by the chief executive or financial officer of the

Borrower, specifying the nature thereof and the action the Borrower or its Subsidiary proposes to take or has taken with respect thereto;

          (h) promptly, and in any event within five days of the commencement thereof, Written Notice of any litigation, including arbitrations, and of any proceedings before any Governmental Body which would, if successful, cause a Material Adverse Effect or where the amount involved exceeds $250,000;

          (i) promptly, and in any event within 15 days thereof, such other information respecting the business, operations and financial condition of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request;

          (j) not later than twenty Business Days after the end of each month, a certificate dated the last day of such month just ended from the Borrower, in each case substantially in the form of Exhibit 9.1(j) hereto and signed by the chief executive officer or chief financial officer of the Borrower (each such certificate, a "BORROWING BASE CERTIFICATE");

          (k) (i) not later than thirty days prior to the commencement of each Fiscal Year of the Borrower beginning with the Fiscal Year commencing on January 1, 1993, a two Fiscal-Year forecast of the financial condition and results of operations of the Borrower and its Subsidiaries for such two Fiscal Years (covering in any event annual balance sheets, statements of cash flow and of income); and (ii) not later than thirty days prior to the commencement of each Fiscal Year of the Borrower, an annual plan for the Borrower and its Subsidiaries for the immediately succeeding Fiscal Year, indicating balance sheet and statements of cash flow and income on a monthly basis; in all instances, in form, scope and substance reasonably satisfactory to the Agent;

          (l)  promptly, and in any event within five days thereof, notice:

               (i) of receipt by a Credit Party or any Subsidiary thereof, or any tenant or other occupant of any property owned, operated, leased or occupied by a Credit Party or Subsidiary thereof, of any claim, complaint, charge or notice of a violation or potential violation of any Environmental Law;

               (ii) of the occurrence of a spill or other Release of a Hazardous Material upon, under or about or affecting any of the properties owned, operated, leased or occupied by a Credit Party or Subsidiary thereof, or Hazardous Materials at levels or in amounts that may have to be reported, remedied or responded to under any Environmental Law are detected on or in the soil or groundwater;

               (iii) that a Credit Party or Subsidiary thereof is or may be liable for any costs of cleaning up or otherwise responding to a Release of Hazardous Materials;

               (iv) that any part of the properties owned, operated, leased or occupied by a Credit Party or any Subsidiary thereof is or may be subject to a Lien under any Environmental Law;

               (v) that a Credit Party or Subsidiary will undertake or has undertaken any cleanup or other response action with respect to any Hazardous Material;

               (vi) that MLP Communications Company (or the Borrower or any other FCC Affiliate of the Borrower) has received notice from a Governmental Body that it is at risk of loss or has lost use or possession of an FCC License; and

               (vii) that the Borrower has lost, or is aware of any threatened loss, of the use of Channel Capacity under any of the agreements entered into, from time to time, by the Borrower or any of its FCC Affiliates with any Channel Capacity Providers (including, without limitation, MicroSpace) other than losses in the ordinary course of business and which losses in the aggregate could have a Material Adverse Effect.

          (m) not later than 10 days after entering into such agreement or agreements, copies of all new Executive Agreements;

          (n) promptly upon occurrence thereof, and in any event within 10 days thereof, notice of any change in the ownership interests of the Borrower; and

          (o) not later than the earlier of (i) 90 days after the end of each Fiscal Year of the Borrower, commencing with the Fiscal Year ending on December 31, 1992, and (ii) the date, if any, that the Borrower makes any mandatory prepayment on any of the Loans pursuant to Section 3.1(b) hereof, a calculation of Excess Cash Flow, in such detail and form as the Agent may reasonably request.

          (S) 9.2.  Taxes and Claims.  The Borrower shall, and shall cause each
                    ----------------
of its Subsidiaries, to, pay and discharge when due (except to the extent that (i) any such taxes, assessments, governmental charges or claims are diligently contested in good faith by appropriate proceedings and proper reserves are established on the books of the Borrower or such Subsidiary, and (ii) any Liens arising from the non-payment thereof when due will not attach to any of the Collateral in a manner which would have priority over the Lien of the Agent thereon or risk the sale of or foreclosure on such Collateral) (a) all taxes, assessments and governmental charges upon or against it or its properties or assets prior to the date on which penalties attach thereto and (b) all lawful claims, whether for labor, materials, supplies, services or anything else, which might or could, if unpaid, become a Lien or charge upon its properties or assets.

          (S) 9.3.  Insurance.  (a)  The Borrower shall, and shall cause each of
                    ---------
its Subsidiaries to, (i) keep all its properties adequately insured at all times with responsible insurance carriers, in amounts and pursuant to insurance policies reasonably acceptable to the Agent, against loss or damage by fire and other hazards as well as business interruption insurance; (ii) maintain adequate insurance at all times with responsible insurance carriers, in amounts and pursuant to insurance policies reasonably acceptable to the Agent, against liability on account of damage to Persons and property and under all applicable workers' compensation laws; and (iii) maintain adequate insurance covering such other risks as the Agent may reasonably request. For purposes of complying with this Section 9.3(a), adequate insurance shall in any event prevent the Borrower and its Subsidiaries from becoming a co-insurer (excluding any deductibles thereunder reasonably acceptable to the Agent).

          (b) All insurance covering tangible property subject to a Lien in favor of the Agent granted pursuant to this Agreement or under any Security Document or other instrument or document given as security pursuant hereto shall provide that the full amount of proceeds with respect thereto shall be payable to the Agent as mortgagee, secured party or otherwise as its interests may appear (which right of payment shall be subject to the provisions of Section 3.2 hereof and which the Agent otherwise may waive by Written Notice in accordance with the terms of Section 3.1 hereof) and shall further provide (i) for at least 30 days' prior written notice to the Agent of the cancellation or substantial modification thereof, (ii) that, in respect of the interests of the Borrower, any of its Subsidiaries and the Agent in such insurance, such insurance shall not be invalidated by any action or inaction of the Borrower, any such Subsidiary or any other Person, (iii) insure the Agent's interests regardless of any breach of or violation by the Borrower and any of its Subsidiaries or any other Person of any warranties, declarations or conditions contained in such insurance, and (iv) provide that the Agent or the Lenders shall have the right (but not the obligation) to cure any default by the Borrower or any of its Subsidiaries under such insurance.

          (c) The Borrower shall maintain key man life insurance policies with responsible insurance carriers and pursuant to insurance policies reasonably acceptable to the Agent, covering Mr. John Jester, in an amount of not less than $2,000,000 of which at least the initial $2,000,000 of coverage available under such policy shall name the Agent as beneficiary thereunder and shall be duly assigned in accordance with the provisions of Section 5.3 hereof.

          (d) Except as otherwise agreed in writing by the Agent, each liability policy and each hazard policy on Collateral required pursuant to this
Section 9.3 shall name the Agent as additional insured or first loss payee, as appropriate, and shall be primary without right of contribution from any other insurance which is carried by the Lenders or the Agent to the extent that such other insurance provides it with contingent and/or excess liability insurance with respect to its interest as such in the Collateral and shall expressly provide that all of the provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and except liability for premiums (which shall be solely a liability of the Borrower or its Subsidiaries, as the case may be), shall operate in the same manner as if there were a separate policy covering each insured.

          (e) The property insurance required by this Agreement may, at the option of the Agent, be effected by blanket and/or umbrella policies issued to the Borrower covering the Real Estate as well as other properties (real and personal) which are owned or leased by the Borrower and its Subsidiaries, provided, that, in each case, the policies otherwise comply with the provisions of this Agreement and allocate to the Real Estate, from time to time, the coverage specified by the Agent, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein. If the insurance required by this Agreement shall be effected by any such blanket or umbrella policies, the Borrower shall furnish to the Agent original policies or certified copies of such originals, with schedules attached thereto showing the amount of the insurance provided under such policies which is applicable to the Real Estate.

          (f) The Borrower shall, and shall cause each of its Subsidiaries to, from time to time upon request of the Agent, promptly furnish or cause to be furnished to the Agent evidence, in form and substance reasonably satisfactory to the Agent, of the maintenance of all insurance required to be maintained by this Section 9.3, including, but not limited to, such originals or copies as the Agent may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

          (S) 9.4.  Books and Reserves.  The Borrower shall and shall cause each
                    ------------------
of its Subsidiaries, to (a) maintain, at all times, true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP; and (b) by means of appropriate entries, reflect in its accounts and in all financial statements furnished pursuant to
Section 9.1 proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of its properties and bad debts, all in accordance with GAAP.

          (S) 9.5.  Properties in Good Condition.  The Borrower shall keep, and
                    ----------------------------
shall cause each of its Subsidiaries to keep, its properties in good repair, working order and condition, ordinary wear and tear excepted, in accordance with prudent operating procedures relating thereto and, from time to time, make all necessary and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

          (S) 9.6.  Maintenance of Existence.  The Borrower shall preserve and
                    ------------------------
maintain, and cause each of its Subsidiaries, to preserve and maintain, its statutory existence, rights, franchises and licenses; provided, however, the Borrower may convert from a limited partnership into a newly formed domestic corporation that succeeds to all assets, rights and liabilities of the Borrower (and no others) on a basis satisfactory to the Lender (the "SUCCESSOR CORPORATION") so long as prior to the effectuation of such conversion, the Lenders (as confirmed in writing to the Borrower): (A) are satisfied, in their sole and absolute discretion, that (i) the Successor Corporation shall be bound in full to all of the Obligations set forth in the Loan Documents as if it were the Borrower, including, without limitation, the obligation to pay the Lender Debt at the times and in the manner set forth herein, and (ii) the interests granted to the Agent under the Security Documents shall remain in full force and effect (including, without limitation, without additional risks with respect to assertions of preference, priority or fraudulent conveyance claims by any Person); and (B) shall have received, (i) the corporate documentation and proceedings of the Successor Corporation, (iii) amendments to the Loan Documents (including, without limitation, Sections 9, 10, 11 and 12 of this Agreement) to reflect to conversion of the Borrower into the Successor Corporation, and (iii) such other documentation and opinions of counsel, as requested by the Lenders with respect to such matters, each in form and substance satisfactory to the Majority Lenders in their sole and absolute discretion.

          (S) 9.7.  FCC Compliance.  (a)  Subject to the overall direction,
                    --------------
supervision and control of MLP Communications Company pursuant to the FCC Leases, the Borrower shall, on behalf of MLP Communications Company, maintain in good working order in accordance with normal operating practices all of the personal property which transmits or receives radio frequency energy or waves and in accordance with all applicable Governmental Rules, including, without limitation, the Communications Act and the FCC Rules, all in a manner such that there shall be no Material Adverse Effect, taken in the aggregate. Upon the Agent's request therefor, the Borrower shall deliver to the Agent copies of certificates, if any, issued by the FCC to MLP Communications Company or to the Borrower and/or any other documents as the Agent may request, evidencing MLP Communications Company's compliance (or, as the case may be, the Borrower's compliance) with the Communications Act and the FCC Rules.

          (b) The Borrower shall promptly notify the Agent if MLP Communications Company or the Borrower receives written notice of: (i) any action by or pending before the FCC to revoke, cancel, rescind, or to fail to renew, or materially modify any Governmental Permits issued by the FCC to the Borrower, or to any of its FCC Affiliates, to any of the Channel Capacity Providers (including, without limitation, MicroSpace); or (ii) any FCC order to show cause, notice of apparent liability for forfeiture, any order of forfeiture, any complaint against the Borrower or any of its FCC Affiliates filed with the FCC, or any written threat thereof. Unless the Borrower receives the prior written consent of the Majority Lenders to the contrary (which consent shall not be unreasonably withheld), the Borrower shall use its best efforts to timely protest or seek rescission or withdrawal, in good faith, of any such action, order, notice or complaint relating to any Governmental Permit issued to the Borrower or any of its FCC Affiliates by the FCC to the extent that the loss of such Governmental Permit or Governmental Permits could result in a Material Adverse Effect. If any of the MAS microwave stations or other stations licensed or to be licensed in the future by the FCC to the Borrower or to any of its FCC Affiliates are operating in a manner that violates any FCC Rules or the Communications Act, the Borrower shall use its best efforts to bring the operation of such stations into compliance with FCC Rules and, as the case may be, the Communications Act, as expeditiously as possible, to the extent that the loss of use of such stations could result in a Material Adverse Effect.

          (c) The Borrower shall promptly notify the Agent if the Borrower receives notice: (i) that Channel Capacity Providers (that provide services that are material in the aggregate to the Borrower) operate FCC-licensed or authorized stations not in conformity with the Communications Act and the FCC Rules; (ii) of the assignment of license or transfer of control, and of any proposed assignment of license or proposed transfer of control, of any of the licenses or Governmental Permits of any of the Channel Capacity Providers (that provide services that are material in the aggregate to the Borrower); (iii) of any investigation, notice of violation, order or complaint issued by or before any Governmental Body, including the FCC, with respect to Channel Capacity Providers (that provide services that are material in the aggregate to the Borrower); and (iv) of any other proceedings that, taken as a whole, could materially adversely affect the validity or the continued effectiveness of the Borrower to broadcast utilizing FCC-issued station licenses held by Channel Capacity Providers or the leases of MicroSpace for satellite transponder capacity or the leases for satellite transponder capacity of any other parties that may in the future provide Channel Capacity via communications satellite transponders to the Borrower or to any of its FCC Affiliates.

          (d) The Borrower shall promptly notify the Agent of any proposed acquisition, and of any actual acquisition, by the Borrower or by any of its FCC Affiliates (including, without limitation, MLP Communications Company) of any FCC Licenses not listed on Schedule 1-b attached hereto. Without limiting the generality of the foregoing, the Borrower shall promptly transmit to the Agent true and correct copies of any and all applications tendered for filing by or on behalf of the Borrower or any of its FCC Affiliates (including, without limitation, MLP

Communications Company) seeking any such FCC License, or seeking modification of any of the FCC Licenses, or seeking FCC consent to the acquisition by the Borrower or any of its FCC Affiliates of any FCC Licenses or any interests in any holder of any such license. The Borrower shall cause any and all FCC Licenses acquired by the Borrower or any of its FCC Affiliates to be held by MLP Communications Company and not by the Borrower or any of its other FCC Affiliates. The Borrower and MLP Communications Company shall enter into FCC Leases with respect to the channel capacity of each station which is the subject of each of such additional FCC Licenses, substantially in the form attached hereto as Exhibit 1-i. Such additional FCC Leases shall be entered into by MLP Communications Company and the Borrower as expeditiously as possible following the acquisition by MLP Communications Company of any additional FCC Licenses, and, promptly upon execution of any such additional FCC Leases, true and correct copies of any and all such additional FCC Licenses and of any and all such additional FCC Leases shall be submitted by the Borrower to the Agent.

          (S) 9.8.  Inspection by the Agent and the Lenders.  The Borrower shall
                    ---------------------------------------
allow, and shall cause each of its Subsidiaries, to allow, any representative of any Lender or of the Agent, at such Lender's or the Agent's expense, as the case may be, to visit and inspect any of its properties, to examine its books of account and other records and files, to make copies thereof and to discuss its affairs, business, finances and accounts with its officers and employees and independent accountants (and the Borrower hereby irrevocably authorizes its independent accountants to discuss with the Agent and the Lenders the financial affairs of the Borrower and its Subsidiaries), all at such reasonable times during normal business hours and upon reasonable notice, up to twice in each Fiscal Year (or, during the continuance of a Default or Event of Default, at such times, as often as the Lenders or the Agent may request and without notice).

          (S) 9.9.  Pay Indebtedness to Lenders and Perform Other Covenants.
                    -------------------------------------------------------
The Borrower shall (a) make full and timely payment of all payments required to be made by the Borrower in respect of the Lender Debt, including without limitation, the Term Loan and the Revolving Loan, whether now existing or hereafter arising, (b) subject to the provisions of Section 10.6(b)(iii) hereof, make full and timely payment of all payments required to be made by the Borrower in respect of the Guaranteed Loan, whether now existing or hereafter arising,
(c) strictly comply, and cause each of its Subsidiaries, to strictly comply, with all the terms and covenants contained in each Loan Document to which it is a party, all at the times and places and in the manner set forth therein, and
(d) except for the filing of continuation statements and the making of other filings by the Agent as secured party or assignee, at all times take all action necessary to maintain the Liens provided for under or pursuant to this Agreement or any Security Document as valid and perfected Liens on the property intended to be covered thereby (subject to no other Liens except Permitted Liens) and supply all information to the Agent or the Lenders necessary for such maintenance.

          (S) 9.10.  Notice of Default.  The Borrower shall promptly, and cause
                     -----------------
each of its Subsidiaries, to promptly (and in any event within five days) notify the Agent in writing of any Default or Event of Default, or a mature event of default under any other agreement in respect of Indebtedness for Borrowed Money in excess of $100,000 to which the Borrower or any of its Subsidiaries is a party, in each case describing the nature thereof and the action the Borrower proposes to take with respect thereto.

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

          (S) 9.11.  Reporting of Misrepresentations.  In the event that the
                     -------------------------------
Borrower or any Subsidiary of the Borrower discovers that any representation or warranty made in any Loan Document by any Credit Party was incorrect in any material respect when made, the Borrower shall promptly report, or shall cause such Subsidiary promptly to report, the same to the Agent and take, or cause to be taken, all available steps to correct such misrepresentation or breach of warranty.

          (S) 9.12.  Compliance with Laws.  The Borrower shall comply, and shall
                     --------------------
cause each of its Subsidiaries, to comply, in all material respects, with all applicable laws, rules, regulations and orders, and the Borrower shall duly observe, and cause each of its Subsidiaries to duly observe, in all material respects, all valid requirements of applicable governmental authorities and all applicable statutes, rules and regulations, including, without limitation, all applicable statutes, rules and regulations relating to public and employee health and safety, provided, that, the Borrower shall not be deemed to be in default in the requirements of this Section 9.12 due to the failure of the Borrower and its Subsidiaries to comply with all applicable franchise statutes, rules and regulations of jurisdictions other than the United States and Canada (and their respective states and provinces) governing the relationship between the Borrower, in its capacity as a franchisor, and the Borrower's franchisees (and potential franchisees), to the extent, and only to the extent, that such non-compliance would not have a Material Adverse Effect; and provided, further, the Borrower shall not be deemed to be in default in the requirements of this
Section 9.12 due to the existence of the matters described on Schedule 12.16 hereto to the extent, and only to the extent, that the Borrower is using its best efforts and diligently taking appropriate actions to promptly cure the matters disclosed on such Schedule.

          (S) 9.13.  ERISA.  (a)  The Borrower shall pay and discharge, and
                     -----
shall cause each Credit Party and each ERISA Affiliate to pay and discharge, when due, any liability imposed upon it pursuant to the provisions of Title IV of ERISA.

          (b) The Borrower shall deliver to the Agent promptly, and in any event within ten days (unless otherwise specified below), after

               (i) the Borrower knows, or has reason to know, of the occurrence of any Reportable Event with respect to any Pension Benefit Plan which is subject to Title IV of ERISA, a copy of the materials that are filed by the applicable plan administrator with the PBGC provided that a copy of such materials shall not be furnished to the Agent until ten days after receipt of a copy of such materials by the Borrower;

               (ii) the receipt of notice by any Credit Party or an ERISA Affiliate or any administrator of any Pension Benefit Plan which is maintained by any Credit Party or any ERISA Affiliate that has been given to participants, beneficiaries or filed with the PBGC a notice of intent to terminate any Pension Benefit Plan under Section 4041(c) of ERISA, a copy of any such notice;

               (iii) the receipt of notice by any Credit Party or any ERISA Affiliate or any administrator of any Pension Benefit Plan which is maintained by any Credit Party or any ERISA Affiliate from the PBGC of the PBGC's intention to terminate any Pension

     Benefit Plan or to appoint a trustee to administer any Pension Benefit Plan under Section 4042 of ERISA, a copy of such notice;

               (iv) the filing thereof with the Internal Revenue Service, copies of each annual report that is filed on Treasury Form 5500 with respect to any Pension Benefit Plan subject to Title IV of ERISA which is maintained by any Credit Party, together with any actuarial statements on Schedule B to such Form 5500;

               (v) any Credit Party knows or has reason to know of any event or condition which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Benefit Plan, an explanation of such event or condition;

               (vi) the receipt by any Credit Party of an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment;

               (vii) any ERISA Affiliate has actual knowledge of the termination or insolvency (under Sections 4241 or 4245 of ERISA) of any Multiemployer Plan to which any Credit Party or any ERISA Affiliate contributes, notice of such event within 30 days of acquiring such knowledge;

               (viii) (i) due inquiry, the Borrower has knowledge that as of the last day in any calendar year, the Liabilities of all Underfunded Pension Benefit Plans that are maintained by the ERISA Affiliates exceeds $1,000,000; or (ii) any ERISA Affiliate purchases an entity (which itself would, upon the purchase, be deemed an ERISA Affiliate) that maintains an Underfunded Pension Benefit Plan: (A) notice from the Borrower of such underfunding or purchase; (B) a copy of the latest annual report that is filed on Treasury Form 5500 with respect to any Underfunded Pension Benefit Plan, together with any actuarial statements on Schedule B to such form; and (C) any other information as Agent may reasonably request with respect to any Underfunded Pension Benefit Plan and/or with respect to any ERISA Affiliate maintaining or contributing to such Plan. As used herein, the term "Underfunded Pension Benefit Plan" shall mean a Pension Benefit Plan subject to Title IV of ERISA that has Liabilities. As used herein, the term "Liabilities" shall mean the liabilities as shown on Schedule B of the latest Form 5500 filed with respect to each Underfunded Pension Benefit Plan determined as of the latest actuarial valuation date of such Plan and calculated in accordance with the actuarial assumptions and methods used by such Plan for purposes of Sections 4041(c), 4062, 4063 or 4064 of ERISA, or if such calculation is not available (without imposing an obligation on the ERISA Affiliate to cause such a calculation to be conducted), determined as of the latest actuarial valuation date of such Plan and calculated in accordance with the actuarial assumptions and methods used by such Plan for purposes of Section 412 of the Code and determined net of the fair market value of the assets of such Plan as shown on the latest Form 5550 with respect to such Plan;

               (ix)(i) the receipt by any ERISA Affiliate of an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan which, when combined with all other preexisting assessments of withdrawal liability under
     Section 4201 of ERISA received by all other ERISA Affiliates, and determined after giving effect to any payments theretofore made by such ERISA Affiliates and all reductions to such preexisting assessments made by such Multiemployer Plans, or by arbitrators, federal courts or by operation of law, exceeds $1,000,000; or (ii) any ERISA Affiliate purchases an entity (which itself would, upon the purchase, be deemed an ERISA Affiliate) which has a potential withdrawal liability in excess of $1,000,000, to the extent that the Borrower has actual knowledge thereof: (A) a copy of such assessment, together with any other information as Agent may reasonably request with respect to such assessment and/or with respect to any ERISA Affiliate contributing to such Multiemployer Plan, and (B) notice from the Borrower of such purchase; or

               (x) any Credit Party knows or has reason to know that an application has been made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code with respect to any Pension Benefit Plan, a copy of such application; and

in each case described above, together with a statement signed by an appropriate officer of the applicable Credit Party or ERISA Affiliate setting forth details as to such Reportable Event, notice event or condition and the action that will be taken with respect thereto, if any such action is required.

          (S) 9.14.  Further Assurances.  The Borrower shall, and shall cause
                     ------------------
each of its Subsidiaries, to, at its cost and expense, upon request of the Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to carry out more effectually the provisions and purposes of this Agreement or any other Loan Document.

          (S) 9.15.  Audits.  (a)  The Borrower shall, at its expense and upon
                     ------
the request of the Agent, cause its auditors to perform an annual audit, in form and substance satisfactory to the Agent, of the Inventory and Receivables of the Borrower and its Subsidiaries and shall deliver to the Agent promptly, and in any event within twenty days after the same becomes available, the results of such audit;

          (b)  In addition to audits referred to in paragraph (a) of this
Section 9.15, the Borrower shall allow, and shall cause each of its Subsidiaries to allow, the Agent or its designee to perform such audits of the Borrower and its Subsidiaries, as the Agent may request, which audits shall be at the Lenders' expense, except for audits under this paragraph (b) conducted while a Default is continuing, in which case the costs and expenses of such audits shall be at the expense of the Borrower.

          (S) 9.16.  Environmental Matters.  (a)  The Borrower shall, and shall
                     ---------------------
cause each of its Subsidiaries, to, comply in all material respects with the provisions of all Environmental Laws and all applicable Federal, state and local occupational health, safety and sanitation laws, ordinances, codes, rules and regulations, permits, licenses and interpretations and orders of regulatory and administrative authorities with respect thereto, and shall keep its properties and the properties of its Subsidiaries free of any Lien imposed pursuant to any Environmental Law. The Borrower shall not cause or suffer or permit, and shall not suffer or permit any of its Subsidiaries, to cause or suffer or permit, the property of the Borrower or such Subsidiary, to be used for the generation, production, processing, handling, storage, transporting or disposal of any waste or discarded material or any Hazardous Material except Hazardous Materials used in the ordinary course of business of the Borrower and disclosed on Schedule 9.16, in which case such Hazardous Materials shall be used, stored, generated, treated and disposed of only in material compliance with Environmental Law, and except the removal or the taking of remedial action in response to Hazardous Materials on or about the properties owned, operated, leased or occupied by the Borrower or any of its Subsidiaries.

          (b) The Borrower shall supply to the Agent copies of all submissions by the Borrower or any of its Subsidiaries to any Governmental Body and of the reports of all environmental audits and of all other environmental tests, studies or assessments (including the data derived from any sampling or survey of asbestos, soil, or subsurface or other materials or conditions) that may be conducted or performed (by or on behalf of the Borrower or any of its Subsidiaries) on or regarding the properties owned, operated, leased or occupied the Borrower or any of its Subsidiaries or regarding any conditions that might have been affected by Hazardous Materials on or Released or removed from such properties. The Borrower shall also permit and authorize, and shall cause its Subsidiaries to permit and authorize, the consultants, attorneys or other persons that prepare such submissions or reports or perform such audits, tests, studies or assessments to discuss non-privileged portions of such submissions or reports with the Agent and the Lenders.

          (c) The Borrower shall promptly (and in no event more than two Business Days after the Borrower becomes aware or otherwise informed of such event) provide oral and Written Notice to the Agent upon the happening of any of the following:

               (i) the Borrower, any of its Subsidiaries, or any tenant or other occupant of any property of the Borrower or any Subsidiary thereof receives actual notice of any claim, complaint, charge or notice of a violation or potential violation of any Environmental Law;

               (ii) there has been a spill or other Release of Hazardous Materials upon, under or about or affecting any of the properties owned, operated, leased or occupied by the Borrower or any Subsidiary thereof, or Hazardous Materials at levels or in amounts that may have to be reported, remedied or responded to under Environmental Law are detected on or in the soil or groundwater;

               (iii) the Borrower or any Subsidiary thereof is or may be liable for any costs of cleaning up or otherwise responding to a Release of Hazardous Materials;

               (iv) any part of the properties owned, operated, leased or occupied by the Borrower or any Subsidiary thereof is or may be subject to a Lien under any Environmental Law; or

               (v) the Borrower or any Subsidiary thereof undertakes any cleanup or other response action with respect to any Hazardous Materials.

          (d) The Borrower shall timely undertake and complete any cleanup or other response actions required by any Environmental Law.

          (e) Without in any way limiting the scope of Section 2.15 and in addition to any obligations thereunder, the Borrower hereby indemnifies and agrees to hold the Agent and the Lenders harmless from and against any liability, loss, damage, suit, action or proceeding arising out of its business or the business of its Subsidiaries pertaining to Hazardous Materials, including, but not limited to, claims of any Governmental Body or any third person arising under any Environmental Law or under tort, contract or common law. To the extent laws of the United States or any applicable state or local law in which property owned, operated, leased or occupied by the Borrower or any of its Subsidiaries is located provide that a Lien upon such property of the Borrower or any of its Subsidiaries may be obtained for the removal of Hazardous Materials which have been or may be Released, no later than sixty days after notice is given by the Agent to the Borrower, the Borrower shall deliver to the Agent a report issued by a qualified third party engineer certifying as to the existence of any Hazardous Materials located upon or beneath the specified property. To the extent any Hazardous Materials located therein or thereunder either (i) subject the property to Lien or (ii) require removal to safeguard the health of any persons, the removal thereof shall be an affirmative covenant of the Borrower hereunder.

          (S) 9.17.  Subsidiaries.  The Borrower shall not own any Subsidiaries
                     ------------
unless the Borrower shall have obtained the prior written consent of the Agent and the Majority Lenders in accordance with the provisions of Section 10.7 hereof.

          (S) 9.18.  Excess Balances.  In the event that, at the opening of
                     ---------------
business on any Business Day which is the last Business Day of any calendar month, the aggregate of all collected and available cash balances in all bank accounts maintained by the Borrower or any Subsidiary in banks other than UBS (the "AGGREGATE NON-UBS CASH BALANCE") exceeds $1,000,000, the Borrower shall cause such excess over $1,000,000 to be deposited in an account maintained by the Borrower with UBS (the "UBS ACCOUNT") and hereby pledges to the Agent for the benefit of the Agent and the Lenders as collateral security for the prompt payment and performance in full of all Lender Debt, all amounts now or hereafter in the UBS Account and all present and future claims of the Borrower in respect of the UBS Account. If at any time, the Borrower's Aggregate Non-UBS Cash Balance without regard to amounts held in the UBS Account is less than $1,000,000, then the Borrower shall be entitled to withdraw or issue checks or other instruments against the UBS Account up to an amount such that the Aggregate Non-UBS Cash Balance (after crediting such withdrawals and checks) shall not, at any time, exceed $1,000,000. Any withdrawal or issuance by the Borrower from the UBS Account shall constitute a certification by the Borrower to UBS that such withdrawal or issuance is permitted under this Section 9.18.

          (S) 9.19.  Net Proceeds from a Takeout Financing, Special Subordinated
                     -----------------------------------------------------------
Takeout Financing or Initial Equity Issuance.  The Borrower shall instruct any
- --------------------------------------------
Person who would disburse the Net Proceeds from a Takeout Financing, Special Subordinated Takeout Financing or Initial Equity Issuance to deposit such Net Proceeds into the UBS Account. In the event that, notwithstanding such instructions, the Borrower receives any of such Net Proceeds, the Borrower shall immediately deposit the same in the UBS Account. The Agent shall distribute the Net Proceeds from a Takeout Financing, Special Subordinated Takeout Financing or Initial Equity Issuance actually deposited in the UBS Account in accordance with the provisions of Section 3.1 hereof. Under no conditions shall the Borrower be entitled to withdraw or issue checks or other instruments against the UBS Account with respect to such Net Proceeds.

          (S) 9.20.  Interest Rate Protection.  At any time after the Guaranteed
                     ------------------------
Loan Maturity Date, the Borrower shall obtain from a financial institution acceptable to the Agent, promptly upon the Agent's request, interest rate protection (in a form and on terms acceptable to the Agent) for not less than 50% of the Term Loan then outstanding for all periods during the initial three years of the Loans (taking into account all interest rate protection previously obtained by the Borrower and in effect during such initial three year period).

          (S) 9.21.  Financial Covenants.  The Borrower covenants and agrees
                     -------------------
that:

          (a) MINIMUM NET WORTH. Net Worth of the Borrower and its Subsidiaries, on a combined basis, shall be, as of the last day of each Fiscal Year of the Borrower set forth below, not less than the amount set forth below opposite such Fiscal Year:

             Fiscal Year Ending                       Amount
             ------------------                       ------
                    1994                          $ 17,500,000
                    1995                            17,500,000
                    1996                            17,500,000
                    1997                            17,500,000
                    1998                            21,000,000
                    1999                            24,000,000

          (b) EBITDA. The Borrower shall have, on the last day of each period of four consecutive fiscal quarters ending on the respective dates set forth below, EBITDA for such period of not less than the amount set forth below opposite such date:

          Period of Four Fiscal
          Quarters Ending on the
          Following Dates:                          Amount
          ----------------------                    ------
              March 31, 1994                      12,200,000
              June 30, 1994                       14,400,000
              September 30, 1994                  16,000,000
              December 31, 1994                   16,500,000
              March 31, 1995                      17,500,000
              June 30, 1995                       18,000,000
              September 30, 1995                  18,500,000
              December 31, 1995                   19,000,000
              March 31, 1996                      19,500,000
              June 30, 1996                       20,000,000
              September 30, 1996                  20,500,000
              December 31, 1996                   21,000,000
              March 31, 1997                      22,000,000
              June 30, 1997                       22,000,000
              September 30, 1997                  22,000,000
              December 31, 1997                   22,000,000
              March 31, 1998                      23,000,000
              June 30, 1998                       23,000,000
              September 30, 1998                  23,000,000
              December 31, 1998                   23,000,000
              March 31, 1999                      24,000,000
              June 30, 1999                       24,000,000
              September 30, 1999                  24,000,000
              December 31, 1999                   24,000,000
              March 31, 2000                      24,000,000
              June 30, 2000                       24,000,000
              September 30, 2000                  24,000,000

          (c) CURRENT RATIO. The Borrower shall maintain, on the last day of each March, June, September and December of each calendar year, a ratio of (x) Current Assets of the Borrower and its Subsidiaries, to (y) Current Liabilities of the Borrower and its Subsidiaries of not less than 1.25:1.

          (d) LEVERAGE RATIO. Leverage Ratio shall be, as of the last day of each of the Fiscal Years of the Borrower set forth below, not more than the ratio set forth below opposite such Fiscal Year:

          Fiscal Year Ending                           Ratio
          ------------------                           -----
                 1994                                   3.25
                 1995                                   3.25
                 1996                                   3.00
                 1997                                   2.60
                 1998                                   2.00
                 1999                                   2.00

          (e) INTEREST COVERAGE RATIO. Interest Coverage Ratio shall be for the period of four consecutive fiscal quarters ending on the last day of each March, June, September and December of each of the Fiscal Years of the Borrower set forth below, not less than the ratio set forth below opposite such day:

          Period of Four Fiscal
          Quarters Ending on the
          Following Dates:                        Ratio
          ----------------------                  -----
              March 31, 1994                      2.75
              June 30, 1994                       2.75
              September 30, 1994                  2.75
              December 31, 1994                   2.75
              March 31, 1995                      3.00
              June 30, 1995                       3.00
              September 30, 1995                  3.00
              December 31, 1995                   3.00
              March 31, 1996                      3.50
              June 30, 1996                       3.50
              September 30, 1996                  4.00
              December 31, 1996                   4.00
              March 31, 1997                      4.50
              June 30, 1997                       4.50
              September 30, 1997                  4.50
              December 31, 1997                   4.50
              March 31, 1998                      4.50
              June 30, 1998                       4.50
              September 30, 1998                  4.50
              December 31, 1998                   4.50
              March 31, 1999                      5.00
              June 30, 1999                       5.00
              September 30, 1999                  5.00
              December 31, 1999                   5.00
              March 31, 2000                      5.00
              June 30, 2000                       5.00
              September 30, 2000                  5.00

          (f) FIXED CHARGE COVERAGE RATIO. Fixed Charge Coverage Ratio shall be, for and as of the last day of each of the Fiscal Years of the Borrower set forth below, not less than the amount set forth opposite such Fiscal Year:

          Fiscal Year Ending                   Ratio
          ------------------                   -----
                  1994                          1.10
                  1995                          1.10
                  1996                          1.20
                  1997                          1.25
                  1998                          1.25
                  1999                          1.25

          (S) 9.22.  Access to Accountants.  On or prior to the New Closing
                     ---------------------
Date, the Borrower shall cause its independent certified public accountants to deliver to the Agent a letter addressed to the Borrower stating that such accountants are aware that the Agent and each Lender are relying on the financial statements produced by such accountants for the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 1992. The Borrower shall cause its independent certified public accountants to deliver to the Agent on an annual basis a substantially similar reliance letter in respect of each subsequent Fiscal Year. The Borrower authorizes the Agent and each Lender to discuss the financial condition of the Borrower and its Subsidiaries with such independent public accountants upon reasonable notice to such Person of its intention to do so. The Borrower shall be given the reasonable opportunity to participate in any such discussion. On or prior to the New Closing Date, the Borrower shall deliver a letter to such accountants authorizing them to comply with the provisions of this Section 9.22.

          SECTION 10.  NEGATIVE COVENANTS

          The Borrower covenants and agrees that, so long any Loan or any Letter of Credit or reimbursement obligation for a Letter of Credit is outstanding or any Lender has any Commitment hereunder (assuming that the Comcast Acquisition, if it becomes effective, and the making of the Loans by the Lenders, if made, occur simultaneously on the New Closing Date), the Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, without the prior written consent of the Majority Lenders:

          (S) 10.1.  Capital Expenditures.  (a)  Make or capitalize, directly or
                     --------------------
indirectly, or otherwise permit Capital Expenditures of the Borrower and its Subsidiaries to exceed, in any Fiscal Year of the Borrower, or make any commitment for any such Capital Expenditures or costs to be paid or incurred during any such period, in excess in the aggregate of the amount set forth below opposite such period:

        Period                              Amount
        ------                              ------
          1994                             7,250,000
          1995                             7,250,000
          1996                             7,250,000
          1997                             7,250,000
          1998                             7,250,000
          1999                             7,250,000
          2000                             7,250,000

     provided, that, the amount of permitted Capital Expenditures in any Fiscal Year shall be increased by an amount equal to 50% of the amount of permitted Capital Expenditures under this Section 10.1 for the immediately prior Fiscal Year which were not expended by the Borrower and its Subsidiaries (disregarding, in calculating the amount of permitted Capital Expenditures for any such prior Fiscal Year, any increase in permitted Capital Expenditures relating to such prior Fiscal Year pursuant to this proviso).

          (b) In no event shall the Borrower or any Subsidiary assume or incur any Indebtedness in connection with the acquisition of a fixed or capital asset (including, without limitation, under a Capitalized Lease) if the fair market value (as determined in a manner reasonably satisfactory to the Agent) of such asset does not exceed the aggregate principal (or notional principal, in the case of Capitalized Lease Obligations) amount of such Indebtedness so incurred or assumed.

          (c) In no event shall the Borrower or any of its Subsidiaries enter into a Capital Lease in any Fiscal Year of the Borrower which, together with one or more Capital Leases, if any, entered into by the Borrower and its Subsidiaries in such Fiscal Year, provides for aggregate payments over the terms of such Capital Lease or Capital Leases (as such payments are required under GAAP to be recorded on the Borrower's balance sheet) of more than $1,000,000.

          (S) 10.2.  Liens.  Create, incur, assume or suffer to exist any Lien
                     -----
upon any of its property or assets of any character (including, without limitation, the property and assets covered under the Security Documents), whether owned at the date hereof or hereafter acquired, or hold or acquire any property or assets of any character under conditional sales, finance lease or other title retention agreements, other than the following (collectively, "PERMITTED LIENS"):

          (a) Liens in favor of the Agent or the Lenders pursuant to this Agreement or the Security Documents;

          (b) (i) Liens arising out of judgments or awards (other than any judgment described in Section 11.1(j) hereof) in respect of which the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided it shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award;

               (ii) Liens for taxes, assessments or governmental charges or levies, provided, that payment thereof shall not at the time be required in accordance with the provisions of Section 9.2 hereof;

               (iii) deposits, Liens or pledges to secure payments of workmen's compensation and other payments, unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business;

               (iv) mechanics', workmen's, repairmen's, warehousemen's, vendors' or carriers' Liens and landlord's liens arising by operation of law, or other similar Liens arising in the ordinary course of business and securing sums which are not past due or are being contested by appropriate proceedings in accordance with and conforming to the requirements of
     Section 9.2 hereof, or deposits or pledges to obtain the release of any such Liens and which, at any one time, do not exceed $250,000 in the aggregate;

               (v) zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the normal operation of the business of the Borrower or any of its Subsidiaries or the value of such property for the purpose of such business; and

               (vi)   unperfected Liens arising by operation of law under
     Article 2 of the UCC in favor of unpaid sellers or prepaying buyers of goods relating to amounts that are not past due in accordance with their respective terms of sale;

          (c) existing Liens set forth in Schedule 10.2 hereto and any renewals thereof, but not any increase in amount thereof and not any extension thereof to other property; and

          (d) purchase money mortgages or other purchase money Liens (including, without limitation, Capital Leases) upon any fixed or capital assets hereafter acquired, or purchase money mortgages (including, without limitation, Capital Leases) on any such assets hereafter acquired or existing at the time of acquisition of such assets, whether or not assumed, so long as (i) any such Lien does not extend to or cover any other asset of the Borrower or any of its Subsidiaries, (ii) such Lien secures the obligation to pay the purchase price of such asset (or the obligation under such Capital Leases) and interest thereon only, and (iii) such Lien arises under a Capital Lease incurred in accordance with Section 10.1(c) hereof.

          (S) 10.3.  Indebtedness.  Create, incur, assume or suffer to exist,
                     ------------
contingently or otherwise, any Indebtedness, other than (collectively, "PERMITTED INDEBTEDNESS"): (a) Indebtedness under the Loan Documents (including Hedge Agreements with any Lender or other party acceptable to the Agent); (b) unsecured Current Liabilities incurred in the ordinary course of business other than unsecured Current Liabilities for Indebtedness for Borrowed Money; (c) Indebtedness (not overdue, unless contested by appropriate proceedings) secured by Liens permitted by Section 10.2(b), (c) or (d) hereof; (d) Indebtedness for Borrowed Money and Contingent Obligations set forth on Schedule 10.3 hereto; (e) Indebtedness under the Subordinated

Loan Documents; (f) Indebtedness arising under the Purchase Agreement (including contractual indemnity obligations thereunder); (g) Indebtedness relating to the Specified Transactions; (h) taxes, assessments or other governmental charges or levies, provided, that payment thereof shall not at the time be required in accordance with the provisions of Section 9.2 hereof; (i) Indebtedness arising under the Comcast Purchase Agreement (including contractual indemnity obligations thereunder); (j) Indebtedness under the Guaranteed Note; (k) Indebtedness with respect to Guaranty Accrued Obligations; (l) Indebtedness under the Converted Loan; (m) the Special Subordinated Debt; (n) Indebtedness incurred pursuant to the Takeout Financing, and (o) other Indebtedness not in excess of at any one time, in the aggregate at any one time, $250,000.

          (S) 10.4.  Loans, Investments and Guarantees.  Lend or advance money
                     ---------------------------------
or credit to any Person, or invest in (by capital contribution, creation of Subsidiaries or otherwise), or purchase or repurchase the stock or Indebtedness, or all or a substantial part of the assets or properties, of any Person, or enter into any exchange of securities with any Person, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly or by any instrument having the effect of assuring any Person's payment or performance or capability) the Indebtedness, performance, obligations, stock or dividends of any Person (each of the foregoing, an "INVESTMENT"), or agree to do any of the foregoing, or permit or suffer to permit any of its Subsidiaries to do so, other than:

          (a) endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

          (b) (i) Investments in securities issued, or that are directly and fully guaranteed or insured, by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit having maturities of not more than six months from the date of acquisition of (x) any Lender or (y) any other domestic commercial bank having capital and surplus in excess of $100,000,000, the holding company of which has outstanding commercial paper meeting the requirements specified in clause (iv) below, (iii) repurchase agreements with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above (provided, that the underlying securities of the type described in clause (i) may have maturities of more than six months from the date of acquisition) entered into with any Lender or any other bank meeting the qualifications specified in clause (ii) above or with securities dealers of recognized national standing, provided, that the terms of such agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy Repurchase Agreements of Depositary Institutions With Securities Dealers and Others as adopted by the Comptroller of the Currency on October 31, 1985 (the "SUPERVISORY POLICY"), and provided, further, that possession or control of the underlying securities is established as provided in the Supervisory Policy, (iv) commercial paper or other corporate obligations rated (as of the date of acquisition thereof) at least A-1 or the equivalent thereof by Standard & Poor's Corporation and P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within six months after the date of its acquisition; and (v) shares of funds registered under the Investment Company Act of 1940, as amended, having assets of at least $100,000,000 which invest only in obligations described above and which shares are rated by Moody's Investors Service, Inc. or Standard & Poor's Corporation in one of its two highest rating categories assigned by such agencies for obligations of such nature.

          (c) Investments representing stock or obligations issued to the Borrower or any of its Subsidiaries in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Borrower or such Subsidiary;

          (d) Investments representing the Indebtedness of any Person owing as a result of the sale by the Borrower or any of its Subsidiaries in the ordinary course of business of products or services (on customary trade terms);

          (e) Investments in the stock of any present Subsidiary, but not any additional investments therein, and investments in Subsidiaries expressly permitted under Section 10.7 hereof;

          (f)  Guaranties in favor of the Agent or the Lenders;

          (g) deposits for utilities, security deposits under Leases and similar prepaid expenses incurred in the ordinary course of business;

          (h)  trade credits arising in the ordinary course of business;

          (i) employee advances and loans arising in the ordinary course of business not to exceed $100,000 in the aggregate outstanding at any one time;

          (j)  the Management Notes;

          (k)  Investments outstanding on the New Closing Date and described on
Schedule 10.4 hereto;

          (l)  Investments arising directly under the Specified Transactions;

          (m) Investments in and to independent affiliates of the Borrower not exceeding in the aggregate at any one time $100,000; and

          (n)  the Subordinated Guaranties.

          (S) 10.5.  Merger, Sale of Assets, Dissolution, Etc.  Enter into any
                     -----------------------------------------
transaction of merger or consolidation, change its name, acquire all or a substantial portion of the assets of any Person, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its properties or assets, or any of its notes or Receivables, or any stock or Indebtedness for Borrowed Money of the Borrower or any of its Subsidiaries (other than in a Takeout Financing, Special Subordinated Takeout Financing or Initial Equity Issuance), or change the general nature of its or their business, or issue or sell, or permit any Subsidiary to issue or sell, (other than in a Takeout Financing, Special Subordinated Takeout Financing or Initial Equity Issuance) any of its equity interests or any rights, warrants or options to acquire such, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except:

          (a) sales or other dispositions not exceeding $250,000 in any Fiscal Year in aggregate book value, in the ordinary course of business of the Borrower or a Subsidiary of the Borrower;

          (b) sales or other dispositions by the Borrower, Guarantor or any Subsidiary thereof of worn out or obsolete property (including motor vehicles and inventory) in the ordinary course of business, or otherwise no longer necessary for the proper conduct of business;

          (c)  sales of Inventory in the ordinary course of business;

          (d) the abandonment of any assets and properties of the Borrower or any Subsidiary thereof which are no longer useful in its business and cannot be sold;

          (e)  acts in furtherance of the Specified Transactions;

          (f) the dissolution through merger with and into the Borrower of any Subsidiary;

          (g) the formation of and the conversion of the Borrower into the Successor Corporation in a manner permitted under Section 9.6 hereof; and

          (h) the issuance of the Converted Loan or the Converted Equity pursuant to the terms of the Guaranteed Loan Documents;

provided, that, nothing in this Section 10.5 shall be deemed to prohibit any issuance of Indebtedness for Borrowed Money or Investment expressly permitted by the terms of Sections 10.3 or 10.4 hereof.

          (S) 10.6.  Dividends, Redemptions and Other Payments.  (a)  Declare or
                     -----------------------------------------
pay, or suffer or permit any of its Subsidiaries to declare or pay, any distributions (including, without limitation, any return of all or part of any capital contribution or allocation of items of income or gain or any distribution in respect of any "put option" under the Partnership Agreement) in respect of any Partnership Interests in the Borrower or any of its Subsidiaries, or declare or pay any dividends on any shares of capital stock of any class of any of its Subsidiaries, in any case now or hereafter outstanding, or purchase, redeem, cancel or acquire any Partnership Interest in the Borrower or any Subsidiary of the Borrower, or any capital stock of any of its Subsidiaries or any option, warrant, or other right to acquire such partnership interest or capital stock, or apply or set apart any of its assets therefor, or make any distribution (by reduction of capital or otherwise) in respect of any such partnership interest or shares of capital stock or any such option, warrant or other right, other than (i) dividends paid or distributed by any Subsidiary of the Borrower to its direct parent, (ii) so long as no Material Default is continuing or would occur as a result of making such cash payments, cash payments constituting Distributable Income Taxes, and (iii) distributions in respect of the Specified Transactions.

          (b) Make any payment or prepayment of principal of or interest on, or purchase, defease, acquire or redeem, any Indebtedness for Borrowed Money (including, without limitation, the Earn-Out Note, the Class C Exchange Note and the Class C-1 Exchange Note) or make any deposit in respect thereof or give notice in respect thereof, or suffer or permit any of its

Subsidiaries to do so, provided, however, that the Borrower may (i) make optional and mandatory payments and prepayments on the Lender Debt and regular, scheduled mandatory payments of principal of and interest on Indebtedness for Borrowed Money listed on Schedule 10.6(b) when and as due and payable, (ii) make any regular, scheduled mandatory payment of interest when and as due and payable with respect to the Subordinated Note, the Converted Loan, the securities issued pursuant to a Takeout Financing, or the Special Subordinated Debt (in the form as in effect on the date of execution thereof or as amended with the prior written consent of the Majority Lenders) so long as at such time, such payment is not prohibited under the provisions of the Subordinated Loan Documents, including, without limitation, the subordination provisions set forth in Section 8 of the Subordinated Loan Agreement, (iii) make payment of principal on the Guaranteed Loan solely from the Net Proceeds of a Takeout Financing, Special Subordinated Takeout Financing or Initial Equity Issuance or by the conversion of the Guaranteed Loan into the Converted Loan and the Converted Equity, and
(iv) so long as no Default or Event of Default is continuing and such payment (individually or in combination with other payments) shall not cause a Default or Event of Default to occur, (x) subject to subsection (c) below, make payments with respect to the Specified Transactions, and (y) make payments of the Guaranty Accrued Obligations.

          (c)  Make any cash payment in respect of the Earn-Out Payment unless
(i) no Default or Event of Default is continuing and the Earn-Out Payment (individually or in combination with other payments) shall not cause a Default or Event of Default to occur, (ii) the Borrower has achieved the EBITDA (as defined in the Purchase Agreement) levels set forth in Section 2.5 of the Purchase Agreement as in existence on the Closing Date, and (iii) such payment is made on or immediately after the fifth anniversary of the Closing Date.

          (d)  Notwithstanding anything to the contrary contained in Section
10.6 hereof, the Borrower shall make no payment (or series of related payments within 60 days) described in this Section 10.6 (other than regularly scheduled payments relating to Capital Leases or payments arising in connection with a Takeout Financing, Special Subordinated Takeout Financing or Initial Equity Issuance) in excess of $250,000, unless and until the Borrower shall have delivered to the Agent a certificate, in form, scope and substance acceptable to the Agent and in such detail as the Agent shall have required, of the chief financial officer of the Borrower, demonstrating that the Borrower is permitted to make such payment (such certificate being required to be delivered to the Agent at least ten Business Days' prior to the date of any such payment) and the Agent shall not have, within five Business Days following such delivery, objected to such payment (in whole or in part) or questioned any calculation or assertion contained in such certificate, in any case, in writing.

          (S) 10.7.  Subsidiaries.  Form or caused to be formed any Subsidiary
                     ------------
without the prior written consent of the Majority Lenders (which consent shall not be unreasonably withheld). Without in any way limiting the provisions of the preceding sentence, in no event shall the Borrower form or caused to be formed a Subsidiary unless and until: (i) the Borrower enters into a Pledge Agreement and pledges 100% of the equity interests (whether capital stock, partnership interests or other instrument) of such Subsidiary in accordance with the terms of Section 5.8 hereof; (ii) such Subsidiary enters into a security agreement in accordance with the terms of Section 5.1(c) hereof; (iii) such Subsidiary enters into a security agreement relating to Intellectual Property in accordance with the terms of Section 5.2(b) hereof; (iv) such Subsidiary enters into a guaranty in accordance with the terms of Section 5.7(b) hereof; and (v) such Subsidiary agrees in writing to be bound by the covenants set forth in Sections 9 and 10 of this Agreement.

          (S) 10.8.  Transactions With Affiliates.  Except as expressly
                     ----------------------------
permitted under Section 10.9 hereof or with respect to the Management Option Plan, the Guaranty Accrued Obligations, the Guaranteed Loan Guarantees, the Conversion provided for in Section 8(c) of the Guaranteed Note, the FCC Leases and the Specified Transactions, enter into or perform any transaction, including, without limitation, the purchase, leasing, sale or exchange of property or assets or the hiring or rendering of any service, with any Affiliate of the Borrower or any Subsidiary thereof, except for any transaction which is in the ordinary course of its business (provided, that, a Special Subordinated Takeout Financing shall be permitted under this Section 10.8 subject to the provisions in the following clause), and which transaction is upon fair and reasonable terms no less favorable to it than it could obtain in a comparable arm's length transaction with a Person not an Affiliate of the Borrower or a Subsidiary thereof.

          (S) 10.9.  Management Fees and Other Payments.  Suffer or permit any
                     ----------------------------------
member of Muzak Management (i) to be employed by Centre Partners, MLP, or any of their Affiliates, directly or indirectly, other than through employment by the Borrower and any other Credit Party, or (ii) as to Messrs. John Jester and James Harrison only (so long as such individuals are employed by the Borrower), to devote less than substantially all of their business time to the business affairs of the Credit Parties. Without limiting the generality of the foregoing,
(x) the Borrower shall provide to the Agent an annual statement setting forth the aggregate amount of all forms of compensation paid to the five highest compensated members of Muzak Management (excluding accretion in value for options previously granted to such Persons), and (y) the Borrower shall not pay, directly or indirectly, any management, consulting or similar fees to, make any other payments of any kind to the General Partners or to any officers, directors, or partners of the General Partners or any Affiliate of the Borrower (except for those Persons who also are members of Muzak Management), provided, however, the Borrower shall be permitted in all events: (i) subject to Section
10.6 hereof, to make payments of Distributable Income Taxes, (ii) to make payments of directors fees and expenses as provided in Article IX of the Partnership Agreement, (iii) to make payments with respect to the Specified Transactions, (iv) so long as no Default or Event of Default is continuing and such payment (individually or in combination with other payments) shall not cause a Default or Event of Default to occur, to make reimbursements of the Guaranty Accrued Obligations, (v) to make any regular, scheduled mandatory payments of interest when and as due and payable with respect to the Special Subordinated Debt, and (vi) to make payment of a $600,000 closing fee payable on the Closing Date to Centre Partners, and (v) to make payments to Centre Partners of (1) $50,000 on or about November 23, 1993, (2) $324,000 on the New Closing Date (upon the consummation of the Comcast Acquisition), (3) $100,000 on the New Closing Date (upon the execution by MLP of each of the Guaranteed Loan Documents to which it is a party), and (4) $300,000 upon performance in full by MLP of all of its obligations under the Guaranteed Loan Documents.

          (S) 10.10.  Compromise of Receivables.  Compromise or adjust any of
                      -------------------------
the Receivables (or extend the time for payment thereof) or grant any discounts, allowances or credits thereon, other than discounts, allowances, extensions or credits of Receivables in the ordinary course of business.

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

          (S) 10.11.  Noncompliance With ERISA.  (a)  Engage in any transaction
                      ------------------------
in connection with which any Credit Party could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502(i) of ERISA or a material tax imposed under the provisions of Section 4975 of the Code;

          (b) adopt an amendment or suffer or permit any other Credit Party to adopt an amendment, to any Pension Benefit Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code;

          (c) terminate, or suffer or permit any other Credit Party or any ERISA Affiliate to terminate, any Pension Benefit Plan under Section 4041(c) of ERISA;

          (d) fail to make any material payment when due of any amounts which, under the provisions of any Employee Plan or Multiemployer Plan, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto or as premiums to the PBGC, or with respect to any Pension Benefit Plan, suffer or permit to exist any material "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code);

          (e) enter into a new agreement that would obligate any Credit Party or any ERISA Affiliate to make contributions to a Multiemployer Plan which is an employee pension benefit plan as defined in Section 3(2) of ERISA, other than as may be required pursuant to the terms of any collective bargaining agreement which is in effect as of the date hereof or as in effect as of any date in the future; or

          (f) create, extend or increase any obligation to provide health or medical benefits to retirees (other than at the retirees' own expense) of any Credit Party other than as may be required pursuant to the terms of any collective bargaining agreement which is in effect as of the date hereof or at any date in the future or pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations thereunder, or any other applicable federal, state or local law; provided, that, the Borrower may, and may permit its Subsidiaries to, provide employer-paid COBRA coverage to employees terminated pursuant to individual severance arrangements, for a period not to exceed two years, and; provided, further, that, such coverage shall not in the aggregate result in material liability to the Borrower.

          (S) 10.12.  Amendments and Modifications.  (a)  Directly or
                      ----------------------------
indirectly, amend, modify, supplement, waive compliance with, seek or grant a waiver under, or assent to noncompliance with: (i) any instrument, document or agreement evidencing, creating, guaranteeing or governing Indebtedness for Borrowed Money in excess of $250,000 permitted under Section 10.3 hereof or entered into in connection therewith (other than the Earn-Out Note, the Class C Exchange Note and the Class C-1 Exchange Note, which are governed by clause (ii) below, and other than the Borrower's master automobile lease documents) in any material respect or in any manner that is adverse to the Lenders; (ii) the Earn-Out Note, the Class C Exchange Note, the Class C-1 Exchange Note or the Subordinated Loan Documents (including, without limitation, the subordination provisions thereunder); (iii) the Purchase Agreement (including, without limitation, Section 2.5 thereof and Schedule 2.5(a) thereto) or any other Purchase Document, provided, that, so long as no Event of Default is continuing, the Borrower may settle with the Seller (x) all calculation disputes under
Section 2.3 and 2.4 of the Purchase Agreement, (y) all calculation disputes under Section 2.5 of the Purchase Agreement, and (z) any reimbursement or indemnity claims asserted by any party under the Purchase Agreement in an amount not in excess of $750,000; (iv) the Comcast Purchase Agreement or any other Comcast Purchase Document, provided, that, so long as no Event of Default is continuing, the Borrower may settle with the Transferors (x) all calculation disputes under Section 2.3 and 2.4 of the Comcast Purchase Agreement, and (y) any reimbursement or indemnity claims asserted by any party under the Comcast Purchase Agreement in an amount not in excess of $500,000; (v) those matters in the Management Option Plan relating to the vesting of options (as generally set forth in Section 9 of the Management Option Plan); (vi) any Management Note in a manner that would have the effect of forgiving any Indebtedness or extending the final maturity date thereunder; and (vii) any term of the Guaranteed Loan that would direct the payment by the Borrower of the Guaranteed Note from any funds other than from the Net Proceeds of a Takeout Financing, Special Subordinated Takeout Financing or Initial Equity Issuance, or otherwise would have a Material Adverse Effect.

          (b) Directly or indirectly, amend, modify, supplement, waive compliance with, seek or grant a waiver under, or assent to noncompliance with:
(i) any material term of the Partnership Agreement; (ii) any term of the Partnership Agreement that adversely affects the Lenders (in such capacity only), including, without limitation, Articles I, III, V, VI, VII, IX, Sections 11.02(d), 11.03(i), 11.10(f), 11.10(g), Article XII, Sections 13.01 and 13.04,
and Articles XVI and XVII of the Partnership Agreement; or (iii) any term of the certificate of incorporation, by-laws or partnership agreement of any Credit Party.

          (S) 10.13.  Agreements with Management.  Enter into any agreements or
                      --------------------------
arrangements with management of the Borrower, including Muzak Management, other than employment contracts in the ordinary course of business and transactions pursuant to the Management Option Plan in effect on the Closing Date.

          (S) 10.14.  Fiscal Year.  Change the Fiscal Year of the Borrower or
                      -----------
any of its Subsidiaries to other than a December 31st fiscal year.

          (S) 10.15.  Change of Business.  Alter in any material respect the
                      ------------------
nature of its business or engage in any business other than the business of on-location and broadcast business services, which include without limitation producing, marketing and distributing programmed music, music video services, data communications services, video communications services, in store advertising and promotion services, electronic publishing and information distribution services, related equipment and ancillary communications and related services, all as engaged in on the Closing Date.

          (S) 10.16.  Negative Pledges.  Except for the Partnership Agreement,
                      ----------------
the Purchase Agreement, the Comcast Purchase Agreement, the Guaranteed Loan, the Subordinated Loan Documents and the documents governing the Special Subordinated Debt and the Converted Loan, enter into or become subject to, directly or indirectly, including, without limitation, as a non-party Subsidiary of a party to any agreement, (a) (other than with respect of Capital Leases permitted hereunder, including under Section 10.1 hereof) prohibiting or restricting, in any manner (including, without limitation, by way of covenant, representation or event of default), (i) the incurrence, creation or assumption of any Indebtedness, or any Lien upon any property of any Credit Party, (ii) the sale, disposition or pledge of any asset of any Credit Party, (iii) the incurrence or existence of any Contingent Obligations of any Credit Party, (iv) any investments of any Credit Party, (v) any capital expenditures by any Credit Party, (vi) any acquisition, merger or consolidation involving any Credit Party, (vii) any change in control of any Credit Party (except that such provision shall be permitted in an agreement with a Credit Party for the leasing of real estate), or (viii) any amendment or supplement to or waiver under this Agreement or any other Loan Document or other document relating to the Lender Debt, or (b) providing that any default by any Credit Party which is not a party to such agreement of any obligation not arising under such agreement is a default under such agreement.

          (S) 10.17.  Rental Obligations.  Incur, create, assume or permit to
                      ------------------
exist, in respect of leases of real or personal property, rental obligations or other commitments thereunder (other than Capitalized Lease Obligations) or to make any direct or indirect payment, whether as rent or otherwise, for fixed or minimum rentals, percentage rentals, property taxes, or insurance premiums, during each Fiscal Year, in excess of 15% of revenues of the Borrower and its Subsidiaries (determined in accordance with GAAP) in such Fiscal Year.

          SECTION 11.  DEFAULTS AND REMEDIES

          (S) 11.1.  Events of Default.  If any one or more of the following
                     -----------------
events (herein called "EVENTS OF DEFAULT") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or Governmental Body):

               (a) default shall be made in the due and punctual payment of the principal of any of the Loans or the reimbursement of any drawings under Letters of Credit, when and as the same shall become due and payable whether pursuant to Section 2 hereof, at maturity, by acceleration or otherwise; or

               (b) default shall be made in the due and punctual payment of any installment of interest on any of the Loans or any other Lender Debt or of any fee or expense owing to any Lender or the Agent pursuant to any of the Loan Documents, when and as such amount of interest, fee or expense shall become due and payable and such default shall continue unremedied for five Business Days; or

               (c) default shall be made by any Credit Party (or, with respect to the Pledge Agreements, the General Partners, the Class B Partners and the General Partners of MLP Communications Company) in the performance or observance of, or shall occur under, any covenant, agreement or provision (other than as described in clause (a) or (b) above) contained in this Agreement or any other Loan Document or in any instrument or document evidencing or creating any obligation, guaranty or Lien in favor of the Agent or delivered to the Lenders or the Agent in connection with or pursuant to this Agreement or any Lender Debt, and, except in the case of the agreements and covenants contained in Sections 9.1(a), 9.1(b), 9.1(c), 9.1(f), 9.1(g), 9.1(n), 9.6, 9.8, 9.21 and Section 10.1, Sections 10.3
     through 10.16, as to each of which no notice or grace period, except as otherwise set forth in this Section 11.1, shall apply, continuance of such default for a period of thirty days after there has been given Written Notice of such default to any of the Credit Parties by the Agent, or if this Agreement or any other Loan Document or any such other instrument or document shall terminate, be terminated or become void or unenforceable for any reason whatsoever without the written consent of the Agent; or

               (d) one or more defaults shall occur under the Guaranteed Loan, including, without limitation, in the due and punctual payment of any amounts of interest or principal due, or of any fee or expense owing thereunder pursuant to the terms of the Guaranteed Note, when and as such amount of interest, principal, fee or expense shall become due and payable, and such default shall continue unremedied for five Business Days past any grace period provided for thereunder; or

               (e) one or more defaults shall occur under the Put and Call or either of the Guaranteed Loan Guarantees, including, without limitation, in the due and punctual payment of any amounts due, or of any fee or expense owing thereunder pursuant to the terms of the Put and Call or either of the Guaranteed Loan Guarantees, when and as such amount, fee or expense shall become due and payable, and such default shall continue unremedied for five Business Days past any grace period provided for thereunder; or

               (f) (i) one or more defaults shall occur and be continuing in the payment of any principal, interest or premium with respect to any Indebtedness for Borrowed Money or any obligation which is the substantive equivalent of Indebtedness for Borrowed Money (including, without limitation, obligations under conditional sales contracts, finance leases and the like but excluding trade payables incurred in the ordinary course of business) of which any Credit Party is principal, guarantor, or other surety, outstanding in a principal amount of at least $400,000 in the aggregate, or (ii) one or more defaults shall occur and be continuing under any agreement or instrument under or pursuant to which any such Indebtedness for Borrowed Money (in a principal amount of at least $400,000 in the aggregate) may have been issued, evidenced, created, assumed, guaranteed or secured by any Credit Party and, in the case of either clause
     (i) or (ii) of this Section 11.1(f), such default shall continue for more than the period of grace, if any, therein specified and any holder of any such Indebtedness for Borrowed Money (or any agent or trustee therefor) shall be entitled to take any action to accelerate such Indebtedness for Borrowed Money or realize upon any Lien on any property securing same, or
     (iii) Indebtedness for Borrowed Money or obligation (in a principal amount of at least $400,000 in the aggregate) shall be declared due and payable prior to the stated maturity thereof; or

               (g) any representation, warranty or other statement of fact given herein or in any writing, certificate, report or statement at any time furnished by or on behalf of any Credit Party to any Lender or the Agent pursuant to or in connection with this Agreement (including, without limitation, any Borrower's Certificate or Borrowing Base Certificate) or any other Loan Document or any Purchase Document, shall be false or misleading in any material respect when given; or

               (h) any Credit Party shall (i) be unable to pay its debts generally as they become due; (ii) file a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of its creditors; (iv) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of a whole or any substantial part of its property; (v) file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state; or (vi) by appropriate proceedings of the board of directors, or the general or limited partners or other governing body of any Credit Party, authorize the filing of any such petition, making of such assignment or commencement of such a proceeding; or

               (i) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Credit Party or of the whole or any substantial part of its properties, or approve a petition filed against any Credit Party seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of any Credit Party or of the whole or any substantial part of its properties; or if there is commenced against any Credit Party any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of sixty days; or if any Credit Party by any act indicates its consent to or approval of any such proceeding or petition; or

               (j) (i) any judgment remaining unpaid, unstayed or undismissed for a period of 30 days is rendered against any Credit Party which by itself or together with all other such judgments rendered against such Credit Party remaining unpaid, unstayed or undismissed for a period of 30 days, is in excess of $100,000, or (ii) there is any attachment, injunction or execution against any of its properties remaining unstayed or undismissed for a period of 30 days which by itself or together with all other attachments, injunctions and executions against its properties remaining unstayed or undismissed for a period of 30 days is for an amount in excess of $100,000; or

               (k) (i) a Reportable Event shall have occurred with respect to a Pension Benefit Plan;

                       (ii) any Credit Party or any ERISA Affiliate, or an administrator of any Pension Benefit Plan shall have filed a notice of intent to terminate a Pension Benefit Plan in a "distress termination" under the provisions of Section 4041(c) of ERISA;

                       (iii) any Credit Party or any ERISA Affiliate, or an administrator of a Pension Benefit Plan shall have received a notice that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) a Pension Benefit Plan;

                       (iv) any Credit Party or any ERISA Affiliate has incurred, or is likely to incur, a material liability under the provisions of Sections 4041(c), 4062, 4063, 4064 or 4201 of ERISA;

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

                       (v) any Person shall engage in any transaction in connection with which any Credit Party could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502(i) of ERISA or a material tax imposed under the provisions of
          Section 4975 of the Code;

                       (vi) any Credit Party or any ERISA Affiliate fails to pay the full amount of any installment due under Section 412(n) of the Code such that a Lien could arise under Section 412(m) of the Code; or

                       (vii) the Agent shall have provided a notice of Default that the Agent has determined in its reasonable judgment, both that
          (a) the ERISA Affiliates, in the aggregate, in light of the business, operations, liabilities, assets, properties, prospects or financial condition of such ERISA Affiliates, do not have the economic wherewithal from their financial resources (determined without regard to the economic wherewithal of the Credit Parties) to satisfy all the Liabilities of each Underfunded Pension Benefit Plan; and (b) if the Borrower and its Subsidiaries taken as a whole were required to make contributions to each such Plan sufficient to reduce such Liabilities to zero immediately, such contributions would have a Material Adverse Effect; provided, however, that no Event of Default shall be deemed to exist under this Section 11.1(k)(vii) if the Borrower shall have furnished within 30 days of a notice of Default by the Agent pursuant to this Section 11.1(k)(vii) an unqualified opinion of counsel from a law firm that is reasonably acceptable to the Agent that the entity(ies) maintaining or contributing to the Underfunded Pension Plan is (are) not an entity(ies) within the controlled group or under common control with any Credit Party within the meaning of Section 414 of the Code and the regulations promulgated and the rulings issued thereunder. As used herein, the term "Underfunded Pension Benefit Plan" shall mean a Pension Benefit Plan subject to Title IV of ERISA that has Liabilities. As used herein, the term "Liabilities" shall mean the liabilities as shown on Schedule B of the latest Form 5500 filed with respect to each Underfunded Pension Benefit Plan determined as of the latest actuarial valuation date of such Plan and calculated in accordance with the actuarial assumptions and methods used by such Plan for purposes of Sections 4041(c), 4062, 4063 or 4064 of ERISA, or if such calculation is not available (without imposing an obligation on the ERISA Affiliate to cause such a calculation to be conducted), determined as of the latest actuarial valuation date of such Plan and calculated in accordance with the actuarial assumptions and methods used by such Plan for purposes of Section 412 of the Code and determined net of the fair market value of the assets of such Plan as shown on the latest Form 5500 filed with respect to such Plan; or

                       (viii) the Agent shall have provided a notice of Default that the Agent has determined in its reasonable judgment, both that
          (a) the ERISA Affiliates, in the aggregate, in light of the business, operations, liabilities, assets, properties, prospects or financial condition of such ERISA Affiliates, do not have the economic wherewithal from their financial resources (determined without regard to the economic wherewithal of the Credit Parties) to make a lump-sum withdrawal liability payment required to satisfy fully an assessment of withdrawal

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

          liability, as defined in Section 4201 of ERISA, from a Multiemployer Plan; and (b) if the Borrower and its Subsidiaries taken as a whole were required to make such payments to such Multiemployer Plan in the form of a lump sum, such payment would have a Material Adverse Effect; provided, however, that no Event of Default shall be deemed to exist under this Section 11.1(k)(viii) if the Borrower shall have furnished within 30 days of a notice of Default by the Agent pursuant to this
          Section 11.1(k)(viii) an unqualified opinion of counsel from a law firm that is reasonably acceptable to the Agent that the entity(ies) receiving such assessment is (are) not an entity(ies) within the controlled group or under common control with any Credit Party within the meaning of Section 414 of the Code and the regulations promulgated and the rulings issued thereunder.

     and in each case in clauses (i) through (viii) above, in the reasonable opinion of the Majority Lenders, such event or condition, together with all other events or conditions, if any, could subject the Borrower to any tax, penalty or other liabilities which in the aggregate would be material in relation to the business, operations, liabilities, assets, properties, prospects or condition (financial or otherwise) of the Borrower; or

               (l)  a Change of Control shall occur; or

               (m) a default by any Credit Party under any provision of any Lease or Leases shall occur which would permit the lessor or lessors thereunder to terminate the Lease or Leases or exercise any other rights under such Lease or Leases in a manner which would have a Material Adverse Effect; or

               (n) any Credit Party shall effect any distribution of any of its equity or debt securities which are required to be registered under (S) 5 of the Securities Act of 1933, as amended, or which is exempt from such registration other than by virtue of (S) 4(2) of such Act; or

               (o) FCC Licenses that service greater than 1,000 subscribers in the aggregate shall not be in full force and effect and the services provided by such FCC Licenses shall not have been replaced by the Borrower within 30 days of the loss of such services; or

               (p) any of the FCC Leases shall be terminated or not renewed, or any such FCC Lease shall have been assigned (or any rights thereunder shall have been assigned) without the prior written consent of the Agent; or

               (q) any FCC License held by MLP Communications Company shall have been assigned to, or acquired by, any Person or entity other than MLP Communications Company; or

               (r) the interests of the Borrower or any of its FCC Affiliates under any FCC License acquired after the Closing Date shall not have been assigned to MLP Communications Company and shall not have been made subject to an FCC Lease within one hundred eighty (180) days following the acquisition of such interest in an FCC License by the Borrower or such Affiliate; or

               (s) except as otherwise permitted under Section 10.12 hereof, any amendment, supplement, allonge or other modification shall have been made effective with respect to (i) the Certificate of Incorporation of Music Holdings Corp. or MLP Administration Corp., (ii) the partnership agreements of MLP Acquisition, L.P. or MLP Communications Company, or (iii) the Partnership Agreement (other than as permitted under Section 10.12(b) hereof);

then, and in any such event and at any time thereafter, if such or any other Event of Default shall then be continuing:

               (A) either or both of the following actions may be taken: (i) the Agent may, at its option, or, the Agent shall, upon the direction of the Majority Lenders, (x) declare any obligation to lend hereunder terminated, and/or (y) declare any obligation to issue Letters of Credit hereunder terminated, whereupon such obligation to make further Loans or issue Letters of Credit hereunder shall terminate immediately and (ii) the Agent may, at its option, or, the Agent shall, upon the direction of the Majority Lenders, declare any or all of the Lender Debt to be due and payable, and the same, all interest accrued thereon and all other Lender Debt shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Lender Debt to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (h) (other than clause (h)(i)) or (i) above, then the obligation of the Lenders to lend and issue Letters of Credit hereunder shall automatically terminate and any and all of the Lender Debt shall be immediately due and payable without any action by the Agent or any Lender;

               (B) the Agent shall have and may exercise all rights and remedies of a mortgagee or a secured party under the UCC in effect in the State of New York at such time, and as a mortgagee, secured party, beneficiary under the deeds of trust, Mortgages or other Security Documents, whether or not applicable to the affected Collateral, and otherwise, including, without limitation, the right to foreclose the Liens granted herein or in any of the Security Documents by any available judicial procedure and/or to take possession of any or all of the Collateral, the other security for the Lender Debt and the books and records relating thereto, with or without judicial process; for the purposes of the preceding sentence, the Agent may enter upon any or all of the premises where any of the Collateral, such other security or books or records may be situated and take possession and remove the same therefrom; and

               (C) the Agent shall have the right, in its sole discretion, to determine which rights, Liens or remedies it shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Lenders' rights hereunder; and any moneys, deposits, Receivables, balances or other property which may come into any Lender's or the Agent's

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

    hands at any time or in any manner, may be retained by such Lender or the Agent and applied to any of the Lender Debt.

          (S) 11.2.  Suits for Enforcement.  In case any one or more Events of
                     ---------------------
Default shall occur and be continuing, the Agent on behalf of the Agent and the Lenders may proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any document or instrument delivered in connection with or pursuant to this Agreement or any other Loan Document, or to enforce the payment of the Lender Debt or any other legal or equitable right or remedy.

          (S) 11.3.  Rights and Remedies Cumulative.  No right or remedy herein
                     ------------------------------
conferred upon the Lenders or the Agent is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection with or pursuant to this Agreement or any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

          (S) 11.4.  Rights and Remedies Not Waived.  No course of dealing
                     ------------------------------
between any of the Credit Parties and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Lenders or the Agent and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

          (S) 11.5.  Application of Proceeds.  After the occurrence of an Event
                     -----------------------
of Default and acceleration of the Lender Debt, the proceeds of the Collateral and of property of Persons other than the Credit Parties securing the Lender Debt and collections from each Guaranty shall be applied by the Agent to payment of the Lender Debt in the following order, unless the Lenders otherwise agree in writing or a court of competent jurisdiction shall otherwise direct:

                    (i) FIRST, to each Issuing Lender to reimburse the Issuing Lender for that portion of any payments made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit, failed to pay its pro rata share thereof as required pursuant to Section
     13.17 hereof;

                    (ii) SECOND, to each Lender (or any Affiliate of a Lender) to reimburse such Lender (or any Affiliate of such Lender) for amounts due under any Hedge Agreements;

                    (iii) THIRD, to payment of all costs and expenses of the Agent and the Lenders incurred in connection with the preservation, collection and enforcement of the Lender Debt or any Guaranties, or of any of the Liens granted to the Agent pursuant to the Security Documents or otherwise, including, without limitation, any amounts advanced by the Agent or the Lenders to protect or preserve the Collateral;

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

                    (iv) FOURTH, to payment of that portion of the Lender Debt constituting accrued and unpaid interest and fees and indemnities payable under Sections 2 and 4 hereof, ratably amongst the Agent and the Lenders in accordance with the proportion which the accrued interest and fees and indemnities payable under Sections 2 and 4 hereof constituting the Lender Debt owing to the Agent and each such Lender at such time bears to the aggregate amount of accrued interest and fees and indemnities payable under Sections 2 and 4 hereof constituting the Lender Debt owing to the Agent and all of the Lenders at such time until such interest, fees and indemnities shall be paid in full;

                    (v) FIFTH, to payment of the principal of the Lender Debt (excluding the aggregate undrawn amount of any then outstanding Letters of Credit), ratably amongst the Lenders in accordance with the proportion which the principal amount of the Lender Debt owing to each such Lender bears to the aggregate principal amount of the Lender Debt (excluding the aggregate undrawn amount of any then outstanding Letters of Credit) owing to all of the Lenders until such principal of the Lender Debt shall be paid in full;

                    (vi) SIXTH, to the extent, with respect to Letters of Credit, that the collateral, if any, held by the Agent as security for the Letters of Credit is less than the undrawn amount of the Letters of Credit outstanding at the time of distribution hereunder, to the Agent to be held by the Agent as additional collateral therefor;

                    (vii) SEVENTH, to the payment of all other Lender Debt, ratably amongst the Lenders in accordance with the proportion which the amount of such other Lender Debt owing to each such Lender bears to the aggregate principal amount of such other Lender Debt owing to all of the Lenders until such other Lender Debt shall be paid in full; and

                    (viii) EIGHTH, the balance, if any, after all of the Lender Debt has been satisfied, shall, except as otherwise provided in the Security Documents, be deposited by the Agent in an operating account of the Borrower with the Agent designated by the Borrower, or paid over to such other Person or Persons as may be required by law.

          The Credit Parties acknowledge and agree that they shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and collections under the Guaranties (to the fullest extent recourse to such Credit Parties under such Guaranties) and the aggregate amount of the sums referred to in the first through seventh clauses above.

          (S) 11.6.  FCC Approval.  Notwithstanding anything to the contrary
                     ------------
contained in this Agreement or in the other Loan Documents, neither the Agent nor any Lender will take any action pursuant to this Agreement or any of the other Loan Documents, which would constitute or result in a change in control of MLP Communications Company requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. After the occurrence of any Event of Default, the Agent, upon the direction of the Majority Lenders, shall take or use reasonable efforts to cause to be taken by the Borrower, and its FCC Affiliates, as the case may be, any action which the Majority Lenders may reasonably request in order to obtain from the FCC such approval(s) as may be necessary to enable the Lenders to exercise and enjoy the full rights and benefits granted to the Lenders by this Agreement or any of the other Loan Documents, including, at the Borrower's cost and expense, the use of any Credit Party's best efforts to assist in obtaining such approval for any action or transaction contemplated by this Agreement or any of the other Loan Documents for which such approval is or should be required by law, including specifically, without limitation, upon request, to prepare, sign and file with the FCC the assignor's or transferor's portions of any application or applications for the consent to the assignment of licenses or transfer of control necessary or appropriate under the FCC Rules for approval of any of the transactions contemplated by this Agreement or any of the other Loan Documents. Upon receipt of such request from the Agent, the Borrower and each other Credit Party shall fully cooperate and use its best efforts (and shall cause its FCC Affiliates to fully cooperate and to use their respective best efforts) to assist in obtaining such approvals for any action or transaction contemplated by this Agreement or any of the other Loan Documents for which such approvals are or should be required by law, including specifically, without limitation, upon request, to prepare, sign and file with the FCC, the assignor's or transferor's portions of any application or applications for the consent to the assignment of licenses or transfer of control necessary or appropriate under the FCC Rules for approval of any of the transactions contemplated by this Agreement or any of the other Loan Documents.

          SECTION 12.  REPRESENTATIONS AND WARRANTIES

          The Borrower hereby represents and warrants as follows (assuming that the Comcast Acquisition, if it becomes effective, and the making of the Loans by the Lenders, if made, occur simultaneously on the New Closing Date), which representations and warranties shall survive the execution and delivery of this Agreement and shall be deemed to be incorporated in each officer's certificate submitted to the Agent pursuant to Section 7.1 hereof, and shall be deemed repeated and confirmed with respect to, and as of the date of, each borrowing and each issuance of a Letter of Credit hereunder and each notice thereof, provided, that any representation or warranty which is made as of a specified date shall be deemed repeated as of such date:

          (S) 12.1.  Limited Partnership and Corporate Status.  (a)  The
                     ----------------------------------------
Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with its principal place of business at the address set forth on the signature pages hereof for the Borrower. Each non-corporate Subsidiary of the Borrower is (or, upon creation pursuant to the terms of Section 10.7 hereof, will be) a general or limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction, and with its principal place of business at the address, set forth on Schedule 12.1(a) hereto in respect of such Subsidiary. The Borrower and each non-corporate Subsidiary has all requisite partnership power and authority to own and operate its properties, to carry on its business in the manner and in the places now being conducted and as contemplated to be conducted after giving effect to the Comcast Acquisition, and to execute, deliver and perform its obligations under this Agreement, each other Loan Document to which it is a party, each Purchase Document to which it is a party and each Guaranteed Loan Document to which it is a party.

          (b) As of the New Closing Date, except with respect to the holding of the German Licensee Shares, the Borrower has no Subsidiaries. Each corporate Subsidiary, if any, is (i) a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation with perpetual corporate existence, and has the corporate power and authority to own its properties and to transact the business in which it is engaged or presently proposes to engage, and (ii) qualified as a foreign corporation and in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary except where failure to qualify would not have a Material Adverse Effect.

          (c) All equity interests in the Borrower, each Subsidiary of the Borrower and the General Partners are owned as set forth on Schedule 12.1(c) hereto (which shall be updated from time to time upon the formation of any new Subsidiary and delivered to the Agent and each Lender) and all such equity interests are free and clear of all Liens, except as contemplated by this Agreement and the Loan Documents and the restrictions on transfer of Partnership Interests set forth in the Partnership Agreement.

          (d) None of the Credit Parties has any Subsidiaries except as set forth in Schedule 12.1(d) hereto (which shall be updated from time to time upon the formation of any new Subsidiary of the Borrower and delivered to the Agent and each Lender), which Schedule 12.1(d) correctly sets forth the name of each such Subsidiary, its jurisdiction of incorporation or formation and a statement of the outstanding capitalization of each such Subsidiary as of the date of delivery of such Schedule 12.1(d).

          (S) 12.2.  Power and Authority.  Each of the Credit Parties, the
                     -------------------
General Partners and each general partner of each Credit Party other than the Borrower has the corporate or partnership power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Agreement, the other Loan Documents, the Purchase Documents and the Guaranteed Loan Documents, in each case, to which it is a party or, in the case of the General Partners or the general partner of each Credit Party other than the Borrower, which it will execute, deliver and perform on behalf of the Borrower or such other Credit Party, respectively, and all instruments and documents delivered by it pursuant thereto and hereto and each of the Credit Parties, the General Partners and the general partner of each Credit Party other than the Borrower has duly taken or caused to be duly taken all necessary corporate or partnership action, as the case may be (including, without limitation, the obtaining of any consent of stockholders or partners required by law or its certificate of incorporation or by-laws or partnership agreement), to authorize the execution, delivery and performance of this Agreement, each other Loan Document, the Purchase Documents and the Guaranteed Loan Documents, in each case, to which it is a party or, in the case of the General Partner or the general partner of each Credit Party other than the Borrower, which it will execute, deliver and perform on behalf of the Borrower or such other Credit Party, respectively, and the instruments and documents delivered by it pursuant thereto and hereto. Each of this Agreement, the other Loan Documents, the Purchase Documents, the Guaranteed Loan Documents and each of the other instruments and documents executed and delivered by any of the Credit Parties, the General Partners or the general partner of each Credit Party other than the Borrower pursuant hereto and thereto to which it is a party constitute a legal, valid and binding obligation of such Person, and is enforceable in accordance with its terms.

          (S) 12.3.  No Violation of Agreements.  (a) Except for the agreements
                     --------------------------
listed on Schedule 12.3(a) hereof, none of the Credit Parties, the General Partners or any other general partner of any Credit Party is in default under any indenture, mortgage, deed of trust, agreement or other instrument (other than any Lease) to which any of them is a party or by which any of them may be bound except where such default would not have a Material Adverse Effect.

          (b) Neither the execution and delivery of this Agreement, the other Loan Documents, the Purchase Documents, the Guaranteed Loan Documents or any of the instruments and documents to be delivered pursuant hereto or thereto, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof, nor the execution, delivery and performance by the General Partners or by any other general partner of any Credit Party of this Agreement, the other Loan Documents, the Purchase Documents or the Guaranteed Loan Documents or any of such instruments or documents, nor compliance with the provisions hereof or thereof, will violate any provision of the certificate of incorporation or by-laws or partnership agreement, as the case may be, of any of the Borrower or any of its Subsidiaries or any of the General Partners or of any other general partner of any Credit Party or any law or regulation, or any order or decree of any court or governmental instrumentality, or, except as described on Schedule 12.3(b), will (i) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of the General Partners or any other general partner of any Credit Party is a party or by which any of them or their respective properties may be bound, or (ii) except as contemplated under this Agreement, result in the creation or imposition of any Lien upon any property of the Borrower or any of its Subsidiaries or any of the General Partners or any other general partner of any Credit Party.

          (S) 12.4.  No Litigation.  Except as disclosed on Schedule 12.4
                     -------------
hereto, (a) there are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened against the General Partners or any of the Credit Parties or any of their respective Subsidiaries before any court, arbitrator or Governmental Body which challenge the validity or propriety of the transactions contemplated under this Agreement, the other Loan Documents, the Purchase Documents, the Guaranteed Loan Documents or the documents, instruments and agreements executed or delivered in connection herewith, therewith or related thereto, or which, if adversely determined, would result in any Material Adverse Effect; (b) no General Partner or Credit Party is in default in any material respect under any applicable statute, rule, order, decree or regulation of any court, arbitrator or Governmental Body having jurisdiction over such Credit Party or Subsidiary; and (c) no judgment, order, injunction or other similar restraint with respect to any General Partner, Credit Party or any Subsidiary thereof exists which prohibits any of the other transactions contemplated hereby or in connection herewith.

          (S) 12.5.  Good Title to Properties; Condition of Assets.  (a)  Except
                     ---------------------------------------------
as described on Schedule 12.5(a)-1 and except as non-compliance under this
Section 12.5(a) hereof would have a Material Adverse Effect (and as to the Comcast Assets, to the best knowledge of the Borrower), each Credit Party and each of their respective Subsidiaries owns and has good and marketable title to all the Real Estate and other properties and assets reflected on its balance sheet and valid leasehold interests in the property it leases, including, without limitation, the Collateral, subject to no Liens, except Permitted Liens. All Real Estate owned by or leased to any Credit Party or any Subsidiary thereof is described on Schedule 12.5(a)-2 annexed hereto.

          (b) Except as listed on Schedule 12.5(b) hereto (and as to the Comcast Assets, to the best knowledge of the Borrower), each Lease described on
Schedule 12.5(a)-2 hereto is in
full force and effect, is valid and binding and is enforceable in accordance with its terms. Except as described on Schedule 12.5(b) (and as to the Comcast Assets, to the best knowledge of the Borrower), there exists no default by any Credit Party, or by any other Person, under any provision of any Lease which would permit the lessor thereunder to terminate the Lease or to exercise any other rights under such Lease which would have an adverse effect on the Lenders' interest in any Collateral located on the premises in respect of any Lease.

          (c) Except as set forth in Schedule 12.5(c), the tangible Assets of the Borrower are serviceable or in good working order taken as a whole, and suitable for use in accordance with the practices of the Borrower.

          (S) 12.6.  Financial Statements and Condition.  (a)  Except as
                     ----------------------------------
disclosed on Schedule 12.6 hereto, to the best of the Borrower's knowledge, the audited financial statements of CSCI and its Subsidiaries as at and for the period ended December 31, 1992, including the related schedules and notes, certified by Meek & McLeod present fairly in accordance with GAAP (i) the financial position of the Transferors as of the date of such balance sheet and
(ii) the results of operations of the Transferors for such period. Except as disclosed on Schedule 12.6 hereto, to the best of the Borrower's knowledge, (x) the Transferors had no material direct or indirect contingent liabilities as of such date which are not reserved for in such balance sheet or which in accordance with GAAP would have to be included in footnotes to such balance sheet except to the extent of those disclosed in the foregoing audited financial statements of CSCI and its Subsidiaries as of and for the period ended December 31, 1992 and (y) all such financial statements have been prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved.

          (b) Except as disclosed on Schedule 12.6 hereto, to the best of the Borrower's knowledge, the unaudited financial statements of CSCI and its Subsidiaries as at and for the period ended September 30, 1993, including the related schedules and notes, present fairly in accordance with GAAP (i) the financial position of the Transferors as of the date of such balance sheet and
(ii) the results of operations of the Transferors for the period then ended, and, except as set forth on Schedule 12.6 hereto, there has been no change in the business or operations of the Transferors since December 31, 1992 that could have a Material Adverse Effect; provided, however, that on and after the date of delivery of the updated financial statements pursuant to Section 9.1, each reference in this Section 12.6(b) to the financial statements of CSCI and its Subsidiaries shall mean and be a reference to such updated financial statements of the Borrower and each reference to Schedule 12.6 shall mean and be a reference to the new Schedule 12.6 delivered pursuant to Section 9.1.

          (c) Except as disclosed in the pro forma financial statements of the Borrower previously delivered to the Agent, the Borrower had no liabilities, contingent or otherwise, immediately prior to the Comcast Acquisition, except arising from or relating to the transactions contemplated under Comcast Purchase Agreement or in respect of the financing thereof. The Agent has been furnished a pro forma balance sheet of the Borrower and its Subsidiaries taking into account all transactions contemplated hereby, the Comcast Acquisition and the financing thereof. Upon giving effect to the Comcast Acquisition, none of the Credit Parties will have any material liabilities, contingent or otherwise, which are not referred to in such balance sheet or in the notes thereto and which are required to be disclosed therein in accordance with GAAP.

          (d) Except as disclosed on Schedule 12.6 hereto, the Agent has been furnished projections of the future performance of the Borrower and its Subsidiaries. The projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected results.

          (e) Except as disclosed on Schedule 12.6 hereto, no fact is known to any Credit Party which would have a Material Adverse Effect that has not been set forth in the financial statements referred to in Section 12.6(a), (b) or (c) or disclosed herein or in the schedules attached to the Comcast Purchase Agreement or otherwise disclosed to the Agent in writing prior to the New Closing Date.

          (S) 12.7.  Intellectual Property.  Except as listed on Schedule 12.7
                     ---------------------
hereto, the Borrower and each of the other Credit Parties possesses all the Intellectual Property and all other trademarks, trade names, copyrights, patents, licenses or rights in any thereof (including, without limitation, those listed on Schedule 12.7 hereto) which are adequate for the conduct of its business.

          (S) 12.8.  Tax Liability.  Each of the Credit Parties and their
                     -------------
respective Subsidiaries has filed all tax returns which are required to be filed, and, except as otherwise permitted by Section 9.2 hereof, has paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by it.

          (S) 12.9.  Governmental Action.  No action of, or filing with, any
                     -------------------
governmental or public body or authority (other than normal reporting requirements or filing as to Collateral under the provisions of Section 5 hereof) is required to authorize, or is otherwise required in connection with, the execution, delivery or performance of this Agreement, the Security Documents, the Guaranties, the Notes, the other Loan Documents, the Purchase Documents, the Guaranteed Loan Documents or any of the instruments or documents to be delivered pursuant hereto or thereto, except such as have been made or will be made as contemplated by such agreements.

          (S) 12.10.  Disclosure.  Neither the Schedules hereto, nor the
                      ----------
financial statements referred to in Section 12.6(a), (b) and (c) hereof, nor the certificates, statements, reports or other documents furnished to any Lender or the Agent by or on behalf of any of the General Partners or the Credit Parties in connection herewith or in connection with any transaction contemplated hereby, nor this Agreement or any other Loan Document, Purchase Document or Guaranteed Loan Document, at the time furnished, contains any untrue statement of a material fact or omits to state any material fact (in each case, known to any such Person in the case of any document not prepared by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

          (S) 12.11.  Regulation U.  None of the Credit Parties or any of their
                      ------------
respective Subsidiaries owns any "margin stock" as such term is defined in Regulation U, as amended (12

C.F.R. Part 221), of the Board. The proceeds of the borrowings made hereunder will be used only for the purposes set forth in Section 8 hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. None of the Credit Parties or any of their respective Subsidiaries or any agent acting in its behalf has taken or will take any action which is reasonably likely to cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934 or any applicable state securities laws.

          (S) 12.12.  Investment Company.  None of the Credit Parties or any of
                      ------------------
their respective Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. (S)(S) 80a-1, et seq.). None of the transactions contemplated by this Agreement, the other Loan Documents, the Subordinated Loan Documents, the Purchase Documents or the Guaranteed Loan Documents will violate such Act.

          (S) 12.13.  Employee Benefit Plans.  (a)  None of the Credit Parties
                      ----------------------
maintains or contributes to any Employee Plan, other than those listed on
Schedule 12.13 hereto as such Schedule may be modified in the future with respect to Plans other than those subject to Title IV of ERISA. No ERISA Affiliate maintains or contributes to an Employee Plan which is a "defined benefit plan" (within the meaning of Section 414(j) of the Code), other than those listed on Schedule 12.13 hereto as such Schedule may be modified in the future. No prohibited transaction (within the meaning of Section 406 of ERISA and Code Section 4975) has occurred with respect to any Employee Plan which would subject the Borrower or any Credit Party to a material civil penalty under
Section 502(i) of ERISA or material tax under Section 4975 of the Code.

          (b) All of the Employee Plans which are maintained by the Credit Parties comply (or will comply by the time required under Section 401(b) of the Code) currently both as to form and operation, in all material respects, with their terms and with the provisions of ERISA and the Code, and all other applicable laws, rules and regulations. Each such Employee Plan which is intended to be qualified under Code Section 401(a), has received a favorable determination letter from the IRS with respect to its initial and/or continuing qualification, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Code Section 501. Nothing has occurred which has affected or is likely to adversely affect such qualification.

          (c) Assuming for purposes of this representation that neither MLP nor CCI is an ERISA Affiliate of the Borrower, the amount for which any Credit Party or any ERISA Affiliate of the Borrower would be liable pursuant to the provisions of Sections 4062, 4063 or 4064 of ERISA would be zero if each Pension Benefit Plan is terminated.

          (d) As of the New Closing Date, and during the preceding five years, neither any Credit Party nor any ERISA Affiliate is now, or has been during the preceding five years, a contributing employer to a "Multiemployer Plan" other than those listed on Schedule 12.13 hereto. As of the New Closing Date, neither any Credit Party nor any of their respective ERISA Affiliates has (i) withdrawn as a substantial employer so as to become liable for withdrawal liability under the provisions of Section 4063 of ERISA, (ii) ceased making contributions to any Pension Benefit Plan subject to the provisions of Section 4064(a) of ERISA to which any Credit Party or any ERISA Affiliate made contributions during any of the five years prior to the New Closing Date, but only to the extent that the PBGC determines that there is liability with respect to such withdrawal and such liability is material, (iii) with respect to the Credit Parties or any ERISA Affiliate of Borrower, incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan so as to incur material withdrawal liability under Section 4201 of ERISA (after giving effect to any subsequent reduction or waiver of such liability under Sections 4207 or 4208 of ERISA), or (iv) except as set forth in
Schedule 12.13, been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable. As of the New Closing Date and during the preceding five years, no Pension Benefit Plan has incurred an ERISA Event, nor has any material accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred, nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Benefit Plan.

          (e) As of the New Closing Date, and during the preceding five years, no notice of intent to terminate a Pension Benefit Plan under the termination provisions of Section 4041(c) of ERISA has been filed by any of the Credit Parties or any ERISA Affiliate.

          (f) As of the New Closing Date, and during the preceding five years, the PBGC has not instituted proceedings to terminate (or appoint a trustee to administer) a Pension Benefit Plan maintained for employees of any of the Credit Parties or any ERISA Affiliate and to the knowledge of any of the Credit Parties, no event has occurred or condition exists which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any such Pension Benefit Plan.

          (g) The assets of each Pension Benefit Plan maintained by the Credit Parties are at least equal to the present value of the "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under such Pension Benefit Plan, in each case as of the latest actuarial valuation date for such Pension Benefit Plan (determined in accordance with the same actuarial assumptions and methods as those used by such Pension Benefit Plan's actuary in its valuation of such Plan as of such valuation date).

          (h) Except as otherwise listed on Schedule 12.13 hereto, as of the New Closing Date, the assets of each Pension Benefit Plan maintained or contributed to by an ERISA Affiliate of CCI and of MLP are at least equal to the present value of the "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under such Pension Benefit Plan, in each case as of the latest actuarial valuation date for such Pension Benefit Plan (determined in accordance with the same actuarial assumptions and methods as those used by such Pension Benefit Plan's actuary in its valuation of such Plan as of such valuation date).

          (i) There are no actions, suits or claims pending (other than routine claims for benefits) that, to the knowledge of any Credit Party, could reasonably be expected to be asserted against any Employee Plan maintained by a Credit Party or against the assets of any such Employee Plan maintained by a Credit Party. Other than routine claims for benefits, no civil or criminal action brought pursuant to the provisions of ERISA is pending or (as to the matters with respect to the Comcast Acquisition, to the best knowledge of the Borrower) threatened against any fiduciary or any Employee Plan which is maintained by any Credit Party.

          (j) Except as otherwise listed on Schedule 12.13 hereto, as of the New Closing Date, the amount for which any ERISA Affiliate of CCI or MLP would be liable pursuant to the provisions of Section 4062, 4063 or 4064 of ERISA would be zero if each Pension Benefit Plan is terminated.

          (k) Except as otherwise listed on Schedule 12.13 hereto, as of the New Closing Date, none of the ERISA Affiliates of CCI or MLP has incurred a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan.

          (S) 12.14.  Comcast Acquisition.  The Comcast Acquisition has been
                      -------------------
duly and validly consummated, without modification, amendment or waiver (except as approved in writing by the Agent), in accordance with the terms, conditions and provisions of the Comcast Purchase Agreement and the other Comcast Purchase Documents and in conformity with all applicable laws and regulations of the United States, each state thereof and each subdivision of any such state, except where non-conformity therewith would not have a Material Adverse Effect.

          (S) 12.15.  FCC Compliance.  (a) The Borrower (and, as the case may
                      --------------
be, its FCC Affiliates) have obtained all necessary Governmental Permits to own and operate all Multiple Address System ("MAS") microwave radio stations and all other stations licensed by the FCC to MLP Communications Company or to any of its FCC Affiliates that the Borrower owns and operates from time to time, and all such Governmental Permits necessary or advisable to operate the business of the Borrower (both prior and subsequent to the consummation of the Comcast Acquisition) are in full force and effect (except to the extent the loss of such Governmental Permits would not have a Material Adverse Effect) and listed on
Schedule 12.15 attached hereto.

          (b) All of MLP Communication Company's MAS microwave radio stations and all other stations licensed by the FCC to MLP Communication Company or to any of the FCC Affiliates are operated in compliance in all material respects with all terms and conditions of their respective Governmental Permits and all applicable Governmental Rules, except to the extent any such non-compliance would not have a Material Adverse Effect. All other personal property of the Borrower and its FCC Affiliates that transmits or receives radio frequency energy or waves is operated by the Borrower (or, as the case may be, by its FCC Affiliates) in compliance in all material respects with all applicable Governmental Rules including, without limitation, the Communications Act and the FCC Rules.

          (c) The Borrower has no knowledge of any reason for the FCC to revoke or to fail to renew any of MicroSpace's FCC Licenses in the ordinary course and without any condition that could adversely affect MicroSpace or the continued ability of MicroSpace to provide Channel Capacity to the Borrower or otherwise have a Material Adverse Effect.

          (d) The Channel Capacity Providers are licensed by the FCC to own and operate the radio broadcast and other stations, which they operate and by means of which they provide Channel Capacity to the Borrower and/or to its FCC Affiliates, in the communities in which they are broadcasting or transmitting radio frequency energy or waves and are operating their stations in conformity in all material respects with the Communications Act and the FCC Rules (except to the extent such non-conformity would not have a Material Adverse Effect).

          (e) To the knowledge of the Borrower, neither MicroSpace nor any other Channel Capacity Provider material to the operations of the Borrower (both prior and subsequent to the consummation of the Comcast Acquisition) is a subject of any investigation, notice of violation, order or complaint issued by or before any Governmental Body, including the FCC, or of any other proceedings which could threaten or adversely affect the validity or the continued effectiveness of (i) any of the licenses and authorizations issued by the FCC and held by any of the Channel Capacity Providers; or (ii) the leases of MicroSpace for satellite transponder capacity.

          (S) 12.16.  Permits, Etc.  (a)  Except as listed on Schedule 12.16
                      -------------
hereof (and as to the Comcast Assets, to the best knowledge of the Borrower), each Credit Party and each Subsidiary thereof possesses all material permits, licenses, approvals and consents of Federal, state and local governments and regulatory authorities required to conduct properly its business substantially as presently conducted and proposed to be conducted.

          (b) Except as listed on Schedule 12.16 hereof (and as to the Comcast Assets, to the best knowledge of the Borrower), each such material permit, license, approval and consent is and will be in full force and effect, and no event has or shall have occurred which permits (or with the passage of time would permit) the revocation or termination of any such permit, license, approval or consent or the imposition of any restriction thereon of such nature as may materially limit the operation of the business covered thereby.

          (c) Except as listed on Schedule 12.16 hereof (and as to the Comcast Assets, to the best knowledge of the Borrower), all material approvals, applications, filings, registrations, consents or other actions required of any local, state or Federal authority to enable each Credit Party and the Subsidiaries thereof to exploit any such material permit, license, approval or consent has been obtained or made.

          (d) Except as listed on Schedule 12.16 hereof, no Credit Party nor any Subsidiary of any Credit Party (i) is in violation of any duty or obligation required by law or any rule or regulation applicable to the operation of any of its businesses, which violation could reasonably be expected to have a Material Adverse Effect, or (ii) has received any notice from the granting body or any other governmental authority with respect to any material breach of any covenant under, or any material default with respect to, any such permit, license, approval or consent.

          (e) Except as listed on Schedule 12.16 hereof, before and upon giving effect to this Agreement, the Notes, the other Loan Documents and the Guaranteed Loan Documents, no material default shall have occurred and be continuing under any such permit, license, approval or consent.

          (f) Except as listed on Schedule 12.16 hereof, all consents and approvals of, filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required to maintain any such material permit, license, approval or consent in full force and effect prior to the scheduled date of expiration thereof has been, or, prior to the time when required, will have been, obtained, given, filed or taken and are or will be in full force and effect.

          (g) Except as listed on Schedule 12.16 (and as to the Comcast Assets, to the best knowledge of any Credit Party or Subsidiary thereof), there is not pending, or, to the best knowledge of the Borrower, threatened, any action to revoke, cancel, suspend, modify or refuse to renew any material permit, license, approval or consent and each business covered by each such permit, license, approval or consent is being operated in all material respects in compliance with such permit, license, approval or consent.

          (h) There is not (and as to the Comcast Assets, to the best knowledge of the Borrower) now issued or outstanding or, to the best knowledge of the Borrower, threatened, any notice of any hearing, violation or complaint against such Credit Party or Subsidiary thereof with respect to any such material permit, license, approval or consent and no Credit Party or Subsidiary thereof has any knowledge that any Person intends to contest the renewal of any such permit, license, approval or consent.

          (S) 12.17.  Environmental Status.  (a)  Except as disclosed on
                      --------------------
Schedule 12.17 hereto (and as to the Comcast Assets, to the best knowledge of the Borrower), none of the Credit Parties or any of their respective Subsidiaries is in material violation of any applicable Environmental Law, nor, to the best knowledge of the Borrower, are any of the Credit Parties or any of their respective Subsidiaries under investigation or under review by any Governmental Body with respect to compliance therewith or with respect to the generation, use, treatment, storage or Release of any Hazardous Material.

          (b) Except as disclosed on Schedule 12.17 hereto (and as to the Comcast Assets, to the best knowledge of the Borrower), none of the Credit Parties nor any of their respective Subsidiaries has any material liability or contingent or potential material liability in connection with the past generation, use, treatment, storage, or Release of any Hazardous Material.

          (c)  To the best knowledge of the Borrower, except as disclosed on
Schedule 12.17 hereto, there has heretofore been no Release of any such Hazardous Material on, under or about or about any property owned, leased or operated by any Credit Party or any Subsidiary that may pose any material risk to safety, health, or the environment, or that is defined or regulated as a hazardous, toxic or dangerous waste or other substance under any Environmental Law.

          (S) 12.18.  Validity of Receivables.  (a)  Each Eligible Receivable
                      -----------------------
existing on the New Closing Date is, and each future Eligible Receivable will be, at the time of its creation, a genuine obligation enforceable against the account debtor thereof in accordance with its terms, and represents an undisputed and bona fide indebtedness owing to the Borrower by an account debtor, without defense, setoff or counterclaim, free and clear of all Liens other than the security interest in favor of the Agent under the Security Documents; and no payment has been received with respect to any Eligible Receivable and no Eligible Receivable is subject to any credit or extension or agreement therefor.

          (b) No Eligible Receivable is evidenced by any note, draft, trade acceptance or other instrument for the payment of money.

          (S) 12.19.  Representations and Warranties in Other Documents.  All
                      -------------------------------------------------
representations and warranties of the Borrower contained in the Subordinated Loan Documents and the Guaranteed Loan Documents and all representations and warranties of the Borrower and, to the best knowledge of the Borrower, of the Transferors, contained in the Comcast Purchase Agreement are true and correct in all material respects on and as of the date of the initial borrowing hereunder as though made on and as of such date. To the best knowledge of the Borrower, all representations and warranties of MLP and CCI, as applicable, in the Put and Call and the Guaranteed Loan Guarantees are true and correct in all material respects on and as of the date of the initial borrowing hereunder as though made on and as of such date.

          SECTION 13.  MISCELLANEOUS

          (S) 13.1.  Collection Costs.  In the event that the Agent (or, upon an
                     ----------------
Event of Default, any Lender) shall retain an attorney or attorneys to collect, enforce, protect, maintain, preserve or foreclose its interests with respect to this Agreement, the Loans, the Notes, any other Loan Documents, the Guaranteed Loan Documents, any Lender Debt, any Receivable or the Lien on any Collateral or any other security for the Lender Debt or under any instrument or document delivered pursuant to this Agreement, or in connection with any Lender Debt, or to protect the rights of any holder or holders with respect thereto, each of the Credit Parties shall, jointly and severally, pay all of the reasonable costs and expenses of such collection, enforcement, protection, maintenance, preservation or foreclosure, including reasonable attorneys' fees, which amounts shall be part of the Lender Debt, and such Lender or the Agent may take judgment for all such amounts. The attorney's fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel in any way or with respect to or arising out of or in connection with or relating to any of the events or actions described in this
Section 13.1 shall be payable by the Credit Parties to the Agent (and, upon an Event of Default, also to the Lenders, as the case may be) on demand (with interest accruing from the tenth Business Day following the earlier of (i) the date of such demand, and (ii) the date such payment became due, assuming such payment became due without demand), and shall be additional obligations under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: recording costs, appraisal costs, paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; telecopier charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

          (S) 13.2.  Amendment, Modification and Waiver.  (a)  No amendment,
                     ----------------------------------
modification or waiver of any provision of the Loan Documents and no consent by the Agent or the Lenders to any departure therefrom by any of the Credit Parties shall be effective unless such amendment, modification or waiver shall be in writing and signed by a duly authorized officer of the appropriate Credit Party, the Agent, the Lenders or the Majority Lenders, as the case may be (as more fully described below), and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing.

          (b) No notice to or demand on any of the Credit Parties in any case shall entitle any of the Credit Parties to any other or further notice or demand in similar or other circumstances.

          (c) Any term or provision of any Loan Document may be amended or modified and the observance of any provision of any Loan Document may be waived with the written consent of the Credit Parties being a party to such Loan Document and the Majority Lenders; provided, however, that no such amendment, modification or waiver shall, without the prior written consent of the Agent, amend or waive any of the provisions of Section 2.15, 3.5, 3.6, 3.7, 13.5, 13.13, 13.14, 13.15 or 13.17 hereof, or otherwise change any of the rights or obligations of the Agent under any of the Loan Documents; provided, further, that no amendment, modification or waiver of any of the provisions of Section 4, 13.14, 13.15 or 13.17 hereof shall be effective without the prior written consent of the Agent and, in the case of any amendment to Section 4 hereof which adversely affects any Issuing Lender, with the prior written consent of such Issuing Lender; and provided, further, that no such amendment, modification or waiver shall, without the prior written consent of all of the Lenders:

               (i) extend the due date of the principal of or interest on any Loan or any other amount payable hereunder, or portion thereof, change the rate of interest on any Loan, or portion thereof, or reduce the amount of any principal payable on any Loan, or portion thereof, or reduce the fees payable to the Lenders hereunder or extend the time of payment thereof;

               (ii) substitute, discharge, release or surrender any material portion of the Collateral or use any portion of the Collateral to secure any Indebtedness for Borrowed Money other than Lender Debt, except as permitted in such Loan Document (it being understood that a release of Collateral under circumstances where the Net Proceeds of the disposition of such Collateral are applied to Lender Debt shall not require unanimous consent, but shall be governed under Section 3.1 or Section 10.5 hereof, as applicable) or amend the terms of any Guaranty or release any such Guaranty;

               (iii) except as provided in Section 13.14 hereof, change the dollar amount or percentage of the Revolving Commitment or Term Loan Commitment of any Lender;

               (iv) modify any provision of this Section 13.2 or any other provision which expressly requires the consent of all Lenders;

               (v)  amend the definition of "Majority Lenders"; or

               (vi)  amend Section 11.5 hereof.

The Agent, the Lenders other than UBS, and the Credit Parties hereby agree to cooperate with UBS to effectuate the provisions of Section 13.14 hereof, including, without limitation, with respect to the execution of one or more amendments of this Agreement or any other Loan Document so long as such amendments result in no substantive effect to the terms hereof.

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

          (S) 13.3.  New York Law.  THIS AGREEMENT AND THE NOTES SHALL BE
                     ------------
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (S) 13.4.  Notices.  All notices, requests, demands or other
                     -------
communications provided for herein shall be in writing (unless otherwise expressly provided herein) and shall be deemed to have been given (a) if by registered or certified mail, return receipt requested, four Business Days following the date when sent, (b) if by telex, when sent and answerback received, (c) if by overnight courier, when received, (d) if by telecopier, when sent and confirmed, or (e) if personally delivered or delivered by messenger, when receipted for, in each case, addressed to the Borrower or to the Agent or any Lender, at its respective office under its name on the signature pages of this Agreement and to the attention of the Person so designated, or to such Person or address as any party hereto shall designate to the other from time to time in writing forwarded in like manner.

          (S) 13.5.  Fees and Expenses.  (a)  Whether or not any Loans or other
                     -----------------
financial accommodations are made hereunder, the Borrower shall pay (within ten Business Days of presentment thereunder) all expenses paid or incurred by the Agent in connection with the transactions contemplated hereunder and under the Purchase Documents including but not limited to appraisal fees, title insurance fees, audit fees, recording fees, computer fees, duplication fees, telephone and telecopier fees, travel and transportation fees, search and filing fees, and the reasonable fees and expenses of Messrs. Kaye, Scholer, Fierman, Hays & Handler, special counsel to the Agent, and all local counsel to the Agent. Such expenses shall also include, without limitation, any costs paid or incurred by the Agent in connection with any waivers, amendments, modifications, extensions, renewals, renegotiations or "work-outs" of this Agreement, any other Loan Document or other any instrument or document delivered in connection herewith or therewith, and any consents or approvals provided hereunder or thereunder or otherwise requested by any Credit Party. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: recording costs, appraisal costs, paralegal fees, costs and expenses; accountants' fees, costs and expenses; photocopying and duplicating expenses; long distance telephone charges; air express charges; telegram charges; telecopier charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

          (S) 13.6.  Stamp or Other Tax.  Should any stamp or excise tax become
                     ------------------
payable in respect of this Agreement, any Note, any other Loan Document, the Lender Debt, the Collateral or any modification hereof or thereof, each of the Credit Parties shall pay, the liability of which is joint and several, the same (including interest and penalties, if any) and shall hold the Lenders and the Agent harmless with respect thereto.

          (S) 13.7.  Waiver of Jury Trial and Setoff.  In any litigation in any
                     -------------------------------
court with respect to, in connection with, or arising out of this Agreement, any of the Advances, any of the Notes or other Loan Documents, the Collateral, or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Credit Parties and the Lenders or the Agent, EACH LENDER AND EACH CREDIT PARTY HEREBY, to the fullest extent it may effectively do so, (a) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (b) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION. EACH OF THE CREDIT PARTIES AGREES THAT THIS SECTION 13.7 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE LENDERS WOULD NOT EXTEND TO THE BORROWER ANY FINANCIAL ACCOMMODATIONS HEREUNDER IF THIS
SECTION 13.7 WERE NOT PART OF THIS AGREEMENT.

          (S) 13.8.  Termination of Agreement.  (a)  The Agent on behalf of the
                     ------------------------
Lenders shall have the right to, upon the direction of the Majority Lenders, terminate this Agreement immediately, at any time, during the continuance of an Event of Default under Section 11 hereof.

          (b)  The Borrower may terminate this Agreement at any time when either
(x) no Letters of Credit are outstanding, or (y) the Borrower has provided Letter of Credit Cash Collateral in an amount equal to the undrawn amount of all Letters of Credit, in each case upon not less than ten days' prior Written Notice (which shall be irrevocable) to the Agent (which shall promptly notify each Lender thereof in writing or by telephone confirming immediately in writing) of termination and by prepaying the Loans in whole, terminating the Commitments and paying all other amounts payable hereunder and all applicable penalties, fees, charges, premiums and costs, all as provided hereunder.

          (c) The termination of this Agreement shall not affect any rights of the Credit Parties, the Lenders or the Agent or any obligation of any of the Credit Parties, the Lenders or the Agent to the others, arising on or prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all Lender Debt of the Credit Parties and their Subsidiaries hereunder incurred on or prior to such termination have been paid and performed in full.

          (d) Upon the giving of notice of termination of this Agreement, all Lender Debt shall be due and payable on the date of termination specified in such notice.

          (e) The Liens and rights granted to the Agent on behalf of the Agent and the Lenders hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Lender Debt has been paid in full.

          (f) All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof by acceleration under Section 11 hereof unless otherwise provided.

          (g) Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Lender Debt, the Agent or any Lender is for any reason compelled to surrender such payment to any Person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force, and the Credit Parties, as appropriate, shall be liable to, and shall indemnify and hold such Lender or the Agent harmless for, the amount of such payment surrendered until such Lender or the Agent, as the case may be, shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders or the Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' or the Agent's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

          (h) All indemnities provided for under this Agreement and the other Loan Documents, including, without limitation, under Sections 2.15 and 13.5, shall survive the termination of this Agreement and the payment in full of the Lender Debt.

          (S) 13.9.  Captions.  The captions of the various Sections and
                     --------
paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

          (S) 13.10.  Lien; Setoff by Lenders.  Each of the Credit Parties
                      -----------------------
hereby grants to each Lender and the Agent a continuing Lien for all Lender Debt upon any and all monies, securities and other property of such Credit Party and the proceeds thereof, now or hereafter held or received by, or in transit to, such Lender or the Agent from or for such Credit Party, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of such Credit Party with, and any and all claims of such Credit Party against, any Lender or the Agent, at any time existing (which shall constitute part of the Collateral). Upon the occurrence and during the continuance of an Event of Default, each Lender and the Agent is hereby authorized at any time and from time to time, without notice to such Credit Party, to setoff, appropriate and apply any or all items hereinabove referred to against all Lender Debt. After any such setoff by the Agent or any Lender, the Agent or such Lender shall notify the Credit Party against which it setoff of the exercise by it of such right of setoff, provided, that the failure of the Agent or such Lender to so notify such Credit Party shall not affect the validity of such setoff or create a cause of action against the Agent or such Lender.

          (S) 13.11.  Payment Due On Non-Business Day.  Whenever any payment to
                      -------------------------------
be made hereunder or under any other Loan Document or on the any Advance shall be stated to be due and payable, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made and the last day of such Interest Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment; provided, however, if such extension would cause a payment of a Eurodollar Advance to be made, or the last day of such Interest Period for a Eurodollar Advance to occur, in the next following calendar month, such payment shall be made and the last day of such Interest Period shall occur on the next preceding Business Day.

          (S) 13.12.  Service of Process.  Each of the Credit Parties hereby
                      ------------------
irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Agreement, any Guaranty, any of the Security Documents, all or any of the Lender Debt, the Collateral, all or any of the Notes, any other Loan Document or any document or instrument delivered pursuant to this Agreement. In any such litigation, each of the Credit Parties waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Borrower at its address set forth in Section 13.4 hereof. Each of the Credit Parties hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

          (S) 13.13.  Union Bank of Switzerland, New York Branch, as Agent.  (a)
                      ----------------------------------------------------
Each Lender hereby irrevocably designates and appoints UBS as the agent of such Lender under each of the Loan Documents in which UBS is named as agent, and each such Lender hereby irrevocably authorizes UBS, as the agent for such Lender, to take such action on behalf of each Lender under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, the Agent shall not have any duties or responsibilities except those expressly set forth in the Loan Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

          (b) The Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          (c) Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or wilful misconduct), or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by any of the Credit Parties or any of their respective Subsidiaries or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of any of the Credit Parties or any of their respective Subsidiaries to perform its obligations under the Loan Documents. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of any of the Credit Parties or any of their respective Subsidiaries.

          (d) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a Written Notice of assignment, negotiation or transfer thereof shall have been filed with the Agent.

          (e) The Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Lenders (or where required by the terms of this Agreement, the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

          (f) The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent shall have received notice from a Lender or one of the Credit Parties referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided, that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          (g) Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of any of the Credit Parties or any of their respective Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each of the Credit Parties and their respective Subsidiaries, and made its own decision to make its loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, liabilities, assets, properties and condition (financial or otherwise) and creditworthiness of each of the Credit Parties and their respective Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          (h) Each Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to such Lender's aggregate Revolving Commitments and Term Loan Commitments percentage set forth opposite its name on Schedule 2.2 hereto from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents, the Purchase Documents or the transactions contemplated thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or wilful misconduct. The agreements in this Section 13.13(h) shall survive the payment of the Notes and the Lender Debt.

          (i) The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Agent were not the Agent hereunder. With respect to its pro rata share of the Revolving Advances made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent. The terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

          (j) The Agent may resign as Agent upon thirty days' Written Notice to the Lenders. In the event that the Agent shall enter receivership, then the Lenders (other than the Lender which is an acting as Agent, if applicable) may by unanimous consent of such Lenders, remove the or Agent under this Agreement. If the Agent shall give a notice of its intention to resign as Agent under this Agreement or the Agent shall be removed, then the Majority Lenders shall, within such thirty-day period, appoint a successor agent for the Lenders, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "AGENT" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation hereunder as Agent or any Agent's removal, the provisions of this Section 13.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          (k) Each Lender agrees that (i) all Lender Debt of the Credit Parties to each Lender under this Agreement and under the Notes rank pari passu in all respects with each other, and (ii) if any Lender shall, through the exercise of a right of banker's lien, setoff, counterclaim or otherwise, obtain payment with respect to its Commitments which results in its receiving more than its pro rata share of the Commitments of all Lenders, then (A) such Lender shall be deemed to have simultaneously purchased from each of the other Lenders a share in the Advances so that the amount of the Advances of all Lenders shall be pro rata and
(B) such other adjustments shall be made from time to time as shall be equitable to insure that all Lenders share such payments ratably. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 13.13(k) shall be deemed to have been rescinded to the extent of such recovery, without interest. Each of the Credit Parties expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, all rights of setoff, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (l) The Agent agrees that it shall promptly deliver to each Lender copies of all notices, demands, statements and communications which the Agent gives to the Credit Parties, except for routine notices of payments due under the Loan Documents and other miscellaneous notices, demands, statements and communications, which are not material to the interests of any Lender. The Agent shall have no liability to any Lender, nor shall a cause of action arise against the Agent, as a result of the failure of the Agent to deliver to any Lender any such notice, demand, statement or communication.

          (m) The Agent shall endeavor to exercise the same care in administering the Loan Documents as it exercises with respect to similar transactions in which it is involved and where no other co-lenders or participants are involved; provided, that the liability of the Agent for failing to do so shall be limited as provided in the preceding paragraphs of this
Section 13.13.

               (n) (i) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Agent shall be advised by counsel, that it is so necessary or prudent in the interest of the Lenders, or the Agent shall deem it necessary for its own protection in the performance of its duties hereunder, the Agent and (to the extent required by the Agent) each Credit Party shall execute and deliver all instruments and agreements reasonably necessary or proper to constitute another bank or trust company, or one or more individuals approved by the Agent (to the extent necessary or requested by the Agent) (each an "APPROVED DELEGATE"), either to act as co-agent or co-agents or trustee of all or any of the Collateral, jointly with the Agent originally named herein or any successor, or to act as separate agent or agents or trustee of any such Collateral. In the event that any of the Credit Parties shall not have joined in the execution of such instruments or agreements with any Approved Delegate within thirty Business Days after the receipt of a written request from the Agent to do so, or in case an Event of Default shall have occurred and be continuing, each of the Credit Parties hereby irrevocably appoints the Agent as its agent and attorney to act for it under the foregoing provisions of this
     Section 13.13(n) in such contingency.

               (ii) Every separate agent and every co-agent and every trustee, other than any agent which may be appointed as successor to the Agent, shall, to the extent permitted by applicable law, be appointed to act and be such, subject to the following provisions and conditions, namely:

                    (A) except as otherwise provided herein, all rights, remedies, powers, duties and obligations conferred upon, reserved or imposed upon the Agent in respect of the custody, control and management of moneys, paper or securities shall be exercised solely by the Agent hereunder;

                    (B) all rights, remedies, powers, duties and obligations conferred upon, reserved to or imposed upon the Agent hereunder shall be conferred, reserved or imposed and exercised or performed by the Agent except to the extent that the instrument appointing such separate agent or separate agents or co-agent or co-agents or trustee shall otherwise provide, and except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, remedies, powers, duties and obligations shall be exercised and performed by such separate agents or co-agent or co-agents to the extent specifically directed in writing by the Agent;

                    (C) no power given hereby to, or which it is provided hereby may be exercised by, any such separate agent or separate agents or co-agent or co-agents or trustee shall be exercised hereunder by such separate agent or separate agents or co-agent or co-agents or trustee except jointly with, or with the consent in writing of, the Agent, anything herein contained to the contrary notwithstanding;

                    (D) no separate agent or co-agent or trustee constituted under this Section 13.13(n) shall be personally liable by reason of any act or omission of any other agent, separate agent, co-agent or trustee hereunder; and

                    (E) the Agent, at any time by an instrument in writing, executed by it, may accept the resignation of or remove any such separate agent or co-agent or trustee, and in that case, by an instrument in writing executed by the Agent and the Credit Parties (to the extent necessary or requested by the Agent) jointly, may appoint a successor to such separate agent or co-agent or trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that any of the Credit Parties shall not have joined in the execution of any such instrument with a Person or entity within ten days after the receipt of a written request from the Agent to do so, or in the case an Event of Default shall have occurred and be continuing, the Agent, acting alone, may appoint a successor and may execute any instrument in connection therewith, and the Credit Parties hereby irrevocably appoint the Agent its agent and attorney to act for it in such connection in either or such contingencies.

          (S) 13.14.  Sale, Assignment or Transfer to Additional Lenders.  (a)
                      --------------------------------------------------
Without limiting any additional rights which UBS may have as a Lender under
Section 13.13 hereof and subject to the terms of Section 13.15 hereof, UBS may:

               (i) in its individual capacity, from time to time sell, assign or transfer one or more portions of its pro rata share of any Loan and/or the Commitments to not more than five banks or other financial institutions of its choosing, in its sole discretion (the "ADDITIONAL LENDERS"), provided, that such Additional Lender shall not, on the date of such sale, assignment or transfer, be subject to any taxes, duties or charges reimbursable by the Borrower pursuant to Section 3.4 hereof with respect to the interest so sold, assigned or transferred that are greater or more burdensome than those taxes, duties or charges that UBS may be subject to on such date with respect to the interest so sold, assigned or transferred, unless such Additional Lender waives its rights to such increased reimbursement.

               (ii) in the event of a sale, assignment or transfer in accordance with the provisions of Section 13.14(a) or Section 13.15 hereof, in its capacity as Agent and in accordance with Section 13.2 hereof, execute one or more amendments of this Agreement or any other Loan Document so that each Additional Lender shall be a named party thereof with all of the rights and obligations of any Lender hereunder.

          (b) Each Credit Party hereby agrees that it shall execute and deliver, at the request of UBS:

               (i) if part of UBS's pro rata share of any Loan and/or the Commitments as to the Borrower is sold, assigned or transferred in accordance with the provisions of Section 13.15 or 13.14(a) hereof to any Lender or Additional Lender, to the extent requested by UBS, one or more Notes to the order of UBS and such Lender and/or Additional Lender to evidence the portions of the Advances retained and sold; and

               (ii)  any amendment to any Loan Document to effectuate this
     Section 13.14 (without limiting the right of the Agent as set forth in Section 13.2 to execute an amendment in connection with this Section 13.14). The terms "sale," "assignment" or "transfer" shall include a novation or assumption by any Additional Lender of all or any portion of the obligations and commitments of UBS hereunder.

          (S) 13.15.  Benefit of Agreement.  (a)  This Agreement shall be
                      --------------------
binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the obligation of the Lenders to make Revolving Advances and other financial accommodations hereunder shall not inure to the benefit of any successors and assigns of the Borrower.

          (b) No Credit Party may assign or transfer any of its interest hereunder without the prior written consent of the Lenders. Each of the Lenders may make, carry or transfer its pro rata share of the Loans at, to or for the account of any of its branch offices or the office of one or more of its Affiliates, provided, that with respect to the making, carrying or transfer of a Lender's pro rata share of the Loans as aforesaid such branch office or such Affiliate or Affiliates, as the case may be, shall not, on the date of such making, carrying or transfer of the Lender's pro rata share of the Loans, be subject to any taxes, duties or charges reimbursable by the Borrower pursuant to
Section 3.4 hereof that are greater or more burdensome than those applicable taxes, duties or charges to which the Lender was subject on such date with respect thereto, unless such Lender waives its right to such increased reimbursement.

          (c) Each Lender may, with the prior written consent of the Agent, assign its rights and delegate its obligations under this Agreement and may, with the prior written consent of the Agent, assign, sell, or without the consent of the Agent grant participation in, all or any part of its pro rata share of the Loans or its Commitment or any other interest herein or in its Notes to another bank or other entity, provided, that such bank or other entity shall not, on the date of such assignment, sale, delegation or grant, be subject to any taxes, duties or charges reimbursable by the Borrower pursuant to Section
3.4 hereof with respect to the interest assigned,

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

sold, delegated or granted that are greater or more burdensome than those taxes, duties or charges to which such Lender was subject on such date with respect to the interest assigned, sold, delegated or granted, unless such bank or other entity waives its right to such increased reimbursement. In the event of any assignment or participation that is permissible pursuant to the preceding sentence:

               (i) in the case of an assignment, upon notice thereof by such Lender to the Borrower, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were such Lender hereunder and the holder of a Note and the assigning Lender shall be relieved of its obligations hereunder to the extent of such assignment, and

               (ii) in the case of a participation, the participant shall not have any rights under this Agreement or any Note or any other Loan Document (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto which agreement shall not, in any event, grant to the participant the right of consent as to any matter under the Loan Documents other than those which require the consent of all Lenders).

          (d) Subject to the terms of Section 13.20 hereof, each Lender may furnish any information concerning the Credit Parties and their respective Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

          (e) In the event that any Lender shall assign or sell its Notes in accordance with the provisions of this Section 13.14(a) or 13.15 hereof, such Lender shall at the time of such assignment or sale give Written Notice to the Agent of the name and address of the assignee (including the name of the account officer if applicable), and shall make all endorsements to the grid schedule attached thereto to make the information contained therein accurate. In the event of such assignment or sale, each Credit Party hereby agrees that it shall execute and deliver:

               (i) at the request of the assigning or selling Lender, if part of such Lender's pro rata share of any Loan and/or the Commitments as to the Borrower is sold, assigned or transferred in accordance with the provisions of this Section 13.15, one or more Notes to the order of such Lender and such assignee or buyer to evidence the portions of the Advances retained and sold; and

               (ii) at the request of the Agent, any amendment to any Loan Document to effectuate this Section 13.15.

          (f) Each Lender agrees that such Lender shall not assign all or any part of its Commitment unless the assignee thereof shall be a bank or trust company organized under the laws of the United States of America or any State thereof having a combined capital and surplus of not less than $100,000,000 or other financial institution reasonably acceptable to the Borrower; provided, however, that this sentence shall in no event apply to any interests granted by any Lender through a participation.

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

          (S) 13.16.  Counterparts; Facsimile Signature.  (a)  This Agreement
                      ---------------------------------
may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

          (b) Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          (S) 13.17.  Letter of Credit Participation and Certain Payments.  (a)
                      ---------------------------------------------------
Each Lender agrees that upon any acceleration of the Lender Debt as provided in
Section 11 hereof, each such Lender, without any further action, shall be deemed to have taken, as of the date of issuance of each outstanding Letter of Credit, an undivided participating interest from each Issuing Lender in all Letters of Credit outstanding at such time and the Letter of Credit Agreements relating thereto in a percentage equal to such Lender's Revolving Credit Facility percentage set forth in Schedule 2.2 hereto. Each Lender shall hold the relevant Issuing Lender harmless and indemnify such Issuing Lender for such Lender's pro rata share of any drawing under any Letter of Credit in which it has taken such an undivided participating interest under this Section 13.17.

          (b) The obligation of each Lender to make payments to an Issuing Lender with respect to any Letter of Credit after having taken a participation therein as provided above shall be irrevocable and shall not be subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including without limitation any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement, any of the Loan Documents, and all other documents and instruments executed by any of the Credit Parties or any Affiliate thereof and delivered to the Agent, the Issuing Lender thereof or any other Lender in connection with or related to the Loans, the Letters of Credit or the Collateral, together with any and all amendments, extensions, renewals and modifications thereof;

               (ii) the existence of any claim, set-off, defense or other right which any Credit Party may have at any time against the beneficiary named in any Letter of Credit or any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), the Agent, the Issuing Lender thereof, any other Lender or any other person, whether in connection with this Agreement, such Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Credit Party or any Subsidiary thereof and the beneficiary named in such Letter of Credit);

               (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of this Agreement or any of the Loan Documents; or

               (v)  the occurrence of any Default or Event of Default.

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

          (S) 13.18.  Invalidity.  Whenever possible, each provision of this
                      ----------
Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Agreement being prohibited or invalid.

          (S) 13.19.  Disclosure of Financial Information.  Subject to the terms
                      -----------------------------------
of Section 13.20 hereof, the Agent and each Lender are each hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Borrower and each of its Subsidiaries which may be furnished to it hereunder or otherwise, to any other Lender, any court, Governmental Body having jurisdiction over the Agent or such Lender, to any Person which shall, or shall have any right or obligation to, succeed to all or any part of the Agent's or such Lender's interest in any of the Advances, the Letters of Credit, this Agreement and any Collateral or to any actual or prospective participant therein or assignee thereof.

          (S) 13.20.  Maintenance of Confidentiality.  The Lenders and the Agent
                      ------------------------------
shall hold all non-public, proprietary or confidential information obtained pursuant to or in connection with the transactions contemplated by the Loan Documents (the "CONFIDENTIAL INFORMATION") in confidence and shall not use or disclose any such Confidential Information except for purposes of the transactions contemplated by and in accordance with the Loan Documents; provided, however, that the Lenders and the Agent may disclose any such Confidential Information (i) to their respective examiners, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with the transactions contemplated by the Loan Documents, (ii) as required by any Governmental Body, or (iii) to any proposed syndicate member or any proposed assignee or participant in connection with the contemplated transfer, in accordance with Section 13.14 hereof, of any Note or participation therein, provided, that any such person shall execute a confidentiality agreement containing provisions substantially identical to this Section 13.20. Notwithstanding the foregoing, the provisions of this Section 13.20 shall not apply to such portions of the Confidential Information that (i) are or become available to the public through no fault or action of the Agent or any of the Lenders or their representatives, or (ii) become available to the Agent or any Lender or their representatives on a non-confidential basis from a source, other than the Borrower or its representatives, not thereby violating any agreement with or other duty to the Borrower.

          (S) 13.21.  Effect of this Agreement.  The term "Agreement", "hereof",
                      ------------------------
"herein" and similar terms as used in the Original Credit Agreement, shall mean and refer to, from and after the New Closing Date, the Original Loan Agreement as amended and restated hereby. Except as herein specifically agreed, the Original Credit Agreement (as herein amended and restated) and the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms."

          IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED CREDIT AGREEMENT to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           MUZAK LIMITED PARTNERSHIP
                           By:  MLP Acquisition, L.P.,
                                 its managing general partner
                                 By:  Music Holdings Corp.,
                                       its general partner


                                       By:  [SIGNATURE ILLEGIBLE]
                                          -------------------------
                                         Name:
                                         Title:

                 Address:  Muzak Limited Partnership
                           400 North 34th Street, Suite 200
                           Seattle, Washington  98103
                           Attention:  Mr. John Jester
                           Fax:  (206) 633-6210

          With copies to:  Centre Partners
                           One Rockefeller Plaza, Suite 1025
                           New York, New York  10020
                           Attention:  Mr. Mark Jennings
                           Fax:  (212) 632-4846


                           UNION BANK OF SWITZERLAND,
                            NEW YORK BRANCH, As Agent and as a Lender


                           By: /s/ Charles J. Delaney
                              ---------------------------
                              Charles J. Delaney
                              First Vice President
                              Union Bank of Switzerland


                           By: /s/ Michael Greene
                              ---------------------------
                              Michael Greene
                              First Vice President
                              Union Bank of Switzerland

                Address:   299 Park Avenue
                           New York, New York  10171
                           Attention:  Mr. Michael Greene
                           Fax:  (212) 821-6333

                          INTERNATIONALE NEDERLANDEN
                          (U.S.) CAPITAL CORPORATION, as a Lender


                          By: /s/ James W.Latimer
                             ---------------------------
                             James W. Latimer
                             Managing Director

                Address:  200 Galleria Parkway, N.W., Suite 950
                          Atlanta, Georgia  30339
                          Fax:  (404) 951-1005